As filed with the Securities and Exchange Commission on February 28, 2013

Securities Act File No. 333-111662

Investment Company Act File No. 811-21482

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 36	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 36

(Check appropriate box or boxes)

SunAmerica Specialty Series

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (800) 858-8850

Gregory N. Bressler, Esq. Senior Vice President and General Counsel SunAmerica Asset Management Corp. Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	With copies to: Margery K. Neale, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
(Name and Address for Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☒          immediately upon filing pursuant to paragraph (b)

☐            on (date) pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            on (date) pursuant to paragraph (a)(1)

☐            75 days after filing pursuant to paragraph (a)(2)

☐            on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS 2013

Class A and C Shares

2020 High Watermark Fund

Shares of the SunAmerica Funds are not deposits or obligations of any bank, are not guaranteed by any other agency, and involve investment risk, including the possible loss of principal amount invested.

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms; and

• Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

• SunAmerica receives your prior written consent;

• SunAmerica believes the recipient is your authorized representative;

• SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

• SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

February 28, 2013  PROSPECTUS

SUNAMERICA SPECIALTY SERIES

2020 High Watermark Fund

Class	Ticker Symbols
A Shares	HWKAX
C Shares	N/A

The 2020 High Watermark Fund is no longer open to new investments.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND HIGHLIGHTS	2
SHAREHOLDER ACCOUNT INFORMATION	8
MORE INFORMATION ABOUT THE FUND	20
Investment Strategy	22
Additional Information About the Fund's Risks	25
Glossary	29
Investment and Other Terminology	29
Risk Terminology	31
FUND MANAGEMENT	32
FINANCIAL HIGHLIGHTS	35

Fund Highlights: 2020 High Watermark Fund

INVESTMENT GOALS

The 2020 High Watermark Fund (the "2020 High Watermark Fund" or the "Fund") seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have a net asset value ("NAV") on August 31, 2020, its Protected Maturity Date, at least equal to the Protected High Watermark Value. The Fund seeks high total return as a secondary objective.

On the Fund's Protected Maturity Date, the Fund is designed to return to shareholders the highest net asset value (NAV) attained during the life of the Fund, adjusted as a result of dividends, distributions and any extraordinary expenses. This NAV is the Fund's "high watermark value," which is referred to in this Prospectus as the Fund's Protected High Watermark Value. Shareholders must hold their shares until August 31, 2020, the Protected Maturity Date, in order to be entitled to redeem their shares for the Protected High Watermark Value.

The Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement ("Master Agreement") between the Trust, on behalf of the Fund, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent, Prudential Financial, Inc. ("Prudential Financial").

An Early Closure Condition occurred with respect to the Fund. This Early Closure Condition required the Fund to close to new investments, but did not require the Fund to irrevocably allocate its assets to its fixed income portfolio.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 9 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 39 of the Fund's statement of additional information.

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends)	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%
Other Expenses	0.83%	0.87%
Master Agreement Fee(2)	0.35%	0.35%
Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursement	1.83%	2.52%
Fee Waivers and/or Expense Reimbursement(3)(4)	0.18%	0.22%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement(3)(4)	1.65%	2.30%

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See page 8 of the Prospectus for more information about CDSCs.

(2)  This fee is paid to PGF under the Master Agreement and is a component of Other Expenses.

(3)  Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. ("SunAmerica") is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.65% for Class A shares and 2.30% for Class C shares. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

(4)  Any waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense cap in effect at the time the waiver or reimbursement occurred.

2

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$733	$1,065	$1,420	$2,417
Class C Shares	$333	$718	$1,230	$2,473

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$733	$1,065	$1,420	$2,417
Class C Shares	$233	$718	$1,230	$2,473

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund seeks to generate capital appreciation by dynamically allocating its portfolio exposure to U.S. equity markets (consisting of exchange traded S&P 500 Index futures and options on these futures or options on the index) and to U.S. fixed income markets (consisting of U.S. government securities, primarily STRIPS and other zero-coupon securities, and money market instruments). Exposures to both markets are managed to minimize the risk of loss of principal and investment gains over the life of the Fund (the Investment Period) and to become generally more conservative (that is, less exposed to equity markets) as the Fund's Protected Maturity Date approaches. Under normal market conditions, the Fund will initially seek significant equity exposures and relatively long duration fixed income exposures and will be managed such that, as the Protected Maturity Date approaches, Fund holdings are increasingly devoted to high-grade, short-term fixed income securities.

The Fund's subadviser, Trajectory Asset Management LLC ("Trajectory" or the "Adviser"), implements its proprietary strategy through a disciplined quantitative investment approach that seeks to maximize prospects for capital appreciation while attempting to preserve investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund on its Protected Maturity Date.

Generally, the Fund should be purchased only by investors who:

•  have a long-term investment horizon compatible with the Fund's Protected Maturity Date,

•  seek potential for capital appreciation but place a premium on capital preservation,

•  want a professionally managed and diversified portfolio, and

•  are not seeking current income through cash dividends.

The Fund is inappropriate as:

•  a means of "capturing" a Protected High Watermark Value that exceeds today's NAV. The protected "yield" that a new investor would earn would generally be inferior to Treasury bonds of like duration. If this were not the case, then the Early Closure Condition provision in the Master Agreement (as discussed on page 9) would require that the Fund be closed to new investors. This is true even in periods of rising interest rates, when the disparity between current NAV and the Protected High Watermark Value may be pronounced.

•  a short-term investment, despite the Fund's daily liquidity, since interim losses in value are not protected.

•  an equity substitute, since the Fund's equity exposure is limited and generally declines over time.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

3

Fund Highlights: 2020 High Watermark Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. You could lose money on an investment in the Fund.

The principal risks of an investment in the Fund involve opportunity costs, interim redemption risk (i.e., the risks associated with redemption prior to the Fund's Protected Maturity Date), and early closure or early termination risk, as well as the risks associated with exposure to the equity and fixed income markets.

Opportunity Costs. Opportunity costs involve the likelihood that the Fund's equity exposure drops to a low level or is eliminated altogether during periods of low interest rates or declining equity markets. This would reduce the Fund's ability to participate in upward equity market movements and, therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities. In addition, the terms of the Master Agreement prescribe certain investment parameters within which a Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement. Accordingly, the Master Agreement could limit the Adviser's ability to alter the allocation of Fund assets in response to changing market conditions. The terms of the Master Agreement could require the Fund to liquidate an equity index futures position when it otherwise would not be in the shareholders' best interests. Under certain circumstances, the Master Agreement may also require all of the Fund's assets to be invested in fixed income securities.

Interim Redemption Risk. Investors can realize significant losses if they redeem their shares before the Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to the Fund's Protected Maturity Date and the actual NAV of Fund shares on the date of redemption. This shortfall could be more pronounced in an environment of rising interest rates or a declining stock market.

Early Closure Risk. An Early Closure Condition is a circumstance where the Adviser allocates all of the Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments. If an Early Closure Condition occurs in the judgment of the Adviser, the Fund will close to new investments, though a new fund with the same Protected Maturity Date may be established to accept new contributions.

Early Termination Risk. Under the Master Agreement, if certain low interest rate conditions occur and the Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If the Fund terminates early under these circumstances, the Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. If the Fund was to terminate before the Fund's Protected Maturity Date (an Early Fund Termination) and the Trust's Board of Trustees determine to liquidate the Fund, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses.

Risk of Exposure to Both Equity and Fixed Income Markets. Because the Fund participates in both the equity and debt markets, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when stocks are out of favor.

4

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year, and compares the Fund's average annual returns, before and after taxes, to those of the Dow Jones Target Maturity 2020 Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850 x6003.

2020 HIGH WATERMARK FUND (CLASS A)

During the eight-year period shown in the Bar Chart, the highest return for a quarter was 12.22% (quarter ended 09/30/11) and the lowest return for a quarter was -7.24% (quarter ended 3/31/08).

	Average Annual Total Returns (as of the periods ended December 31, 2012)
	Past One Year	Past Five Years	Since Inception (6/25/04)
Class C	2.08%	-0.20%	3.06%
Class A	-2.16%	-0.73%	2.95%
Return After Taxes on Distributions (Class A)	-2.88%	-1.41%	1.79%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	-1.40%	-1.03%	1.94%
Dow Jones Target Maturity 2020 Index	10.24%	4.58%	6.16%

(1)  When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

5

Fund Highlights: 2020 High Watermark Fund

INVESTMENT ADVISER AND SUBADVISER

The Fund's investment adviser is SunAmerica Asset Management Corp. ("SunAmerica" or the "Manager"). The Fund's subadviser is Trajectory Asset Management LLC.

PORTFOLIO MANAGERS

The Fund is managed by the Adviser's team of portfolio managers led Juan M. Ocampo.

Name	Portfolio Manager of the Fund Since	Title
Juan M. Ocampo	2004	President at Trajectory
Kim H. Erle	2004	Managing Director at Trajectory
Marita Ben Ari, CFA	2005	Vice President at Trajectory

PURCHASE AND SALE OF FUND SHARES

The Fund's initial investment minimums generally are as follows:

Class A and Class C Shares
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25

The Fund no longer accepts orders to buy shares from new investors or existing shareholders. The Fund will, however, continue to accept reinvestments of dividends and capital gains distributions from existing investors.

For important information about tax information and financial intermediary compensation, please turn to "Important Additional Information" on page 7 of the Prospectus.

6

Important Additional Information

TAX INFORMATION

Each Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7

Shareholder Account Information

SELECTING A SHARE CLASS

The Fund offers two classes of shares through this Prospectus: Class A and Class C. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you. The Fund no longer accepts orders to buy shares from new investors or existing shareholders. The Fund will, however, continue to accept reinvestments of dividends and capital gains distributions from existing investors.

Class A • Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class C shares.	Class C
• No front-end sales charges.
• Higher annual expenses than Class A shares.
• Deferred sales charge on shares you sell within twelve months of purchase, as described below.
• Automatic conversion to Class A shares approximately eight years after purchase.*

*  Because Class A shares ordinarily will have a higher NAV than Class C shares because of their lower expense ratio, it may be possible that, following the automatic conversion from Class C shares to Class A shares, the total Protected High Watermark Value of a shareholder's interest could decrease following the conversion.

An investor may exchange shares of a Fund for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). Certain conditions apply to the conversion feature in connection with exchanges, as described on page 15.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*  Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more: Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on any shares you sell within 12 months after purchase.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

8

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Fund's transfer agent (the "Transfer Agent") (or the financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under "Information and records to be provided to the Fund."

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or to cease offering these programs at any time without prior notice.

•  Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares of previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase.

•  Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•  Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Funds reserve the right to modify or to cease offering these programs at any time.

•  Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fund shares in fee-based investment products under an agreement with SACS. The financial planner, financial institution or broker-dealer must have a supplemental selling agreement and charge its client(s) an advisory fee based on the assets under management on an annual basis.

•  Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•  Fund Trustees and other individuals and their families who are affiliated with SunAmerica or any Fund distributed by the Distributor.

•  Registered management investment companies that are advised by SunAmerica.

•  Selling brokers and their employees and sales representatives and their families.

9

Shareholder Account Information

Waivers for Certain Investors for Class C Shares. Under the following circumstances, the CDSC may be waived on redemption of Class C shares. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•  Within one year of the shareholder's death or becoming legally disabled (individually and spousal joint tenancy accounts only).

•  Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. ("SAFS") serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•  To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•  Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under "Waivers For Certain Investors for Class A Shares," such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•  Involuntary redemptions (e.g., closing of small accounts described under "Shareholder Account Information").

Other Sales Charge Arrangements and Waivers. The Fund and SACS offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•  Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account application to elect one of these other options.

•  Exchange of Shares. Shares of the Fund may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to "Transaction Policies-Exchanges" in this Prospectus for more details about this program.

•  Reinstatement Privilege. Within one year of a redemption of certain Class A and Class C shares of a Fund, the proceeds of the sale may be invested in the same share class of any Fund or in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.safunds.com, and select the "Products" hyperlink. The Fund's Statement of Additional Information ("SAI") also contains additional information about sales charges and certain reductions and waivers.

10

DISTRIBUTION AND SERVICE FEES

Each class of shares of the Fund has its own plan of distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plans") that provides for distribution and account maintenance fees (collectively, "Rule 12b-1 Fees") (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

The Fund no longer accepts orders to buy shares from new investors or existing shareholders. The Fund will, however, continue to accept reinvestments of dividends and capital gains distributions from existing investors.

1.  Read this Prospectus carefully.

2.  Determine how much you want to invest. The minimum initial investments for Class A and C shares of the Fund are as follows:

•  non-retirement account: $500

•  retirement account: $250

•  dollar cost averaging: $500 to open; you must invest at least $25 a month.

The minimum subsequent investments for the Fund are as follows:

•  non-retirement account: $100

•  retirement account: $25

•  The minimum initial and subsequent investments may be waived for certain-fee based programs and/or group plans held in omnibus accounts.

3.  Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

4.  Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.  Make your initial investment using the chart on the next page. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time receipt of your application, the account will not be processed or, if processed, the Funds reserve the right to redeem the shares purchased and close the account. If a Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, "Financial Institutions" or "Financial Intermediaries") may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution please call your Financial Institution or the Fund (toll free) at (800) 858-8850. If you invest in a Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about its applicable fees.

11

Shareholder Account Information

The Fund no longer accepts orders to buy shares from new investors or existing shareholders. The Fund will, however, continue to accept reinvestments of dividends and capital gains distributions from existing investors.

BUYING SHARES

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution that is authorized to sell the Fund's shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under "Adding to an Account." The Fund will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying Shares Through the Fund

Opening an Account	Adding to an Account
By check
• Make out a check for the investment amount, payable to the Fund or to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.
• Deliver the check and your completed Account Application (and Supplemental Account Application, if, applicable) to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
• All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.
• Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or postdated checks will not be accepted.	• Make out a check for the investment amount payable to the Fund or to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.
• Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.
• Indicate the Fund and account number in the memo section of your check.
• Deliver the check and your stub or note to your broker or financial adviser, or mail them to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, Missouri 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
By wire
• Fax your completed application to SAFS at 816-218-0519.
• Obtain your account number by calling Shareholder Services at 800-858-8850.
• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.	• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional Investor Services."

12

SELLING SHARES

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Fund as described below under "Selling Shares Through the Funds." Shares held for you in your Financial Institution's name must be sold through the Financial Institution.

Selling Shares Through the Fund

By mail
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514	Your request should include:
• Your name
• Fund name, share class and account number
• The dollar amount or number of shares to be redeemed
• Any special payment instructions
• The signature of all registered owners exactly as the account is registered, and
• Any special documents required to assure proper authorization
For overnight mail redemption, a $25 fee will be deducted from your account.
By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days.	• Or, for automated 24-hour account access call FastFacts at 800-654-4760.
By wire
If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. Otherwise, you must provide, in writing, the following information:
• Fund name, share class and account number you are redeeming
• Bank or financial institution name
• ABA routing number
• Account number, and
• Account registration	If the account registration at your bank is different than your account at SunAmerica, your request must be signature guaranteed. A notarization is not acceptable.
Minimum amount to wire money is $250. A $15 fee will be deducted from your account.
By Internet
Visit our website at www.safunds.com, and select the "View My Portfolio" hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

Certain Requests Require a Medallion Guarantee. To protect you and the Funds from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee) if:

•  Redemptions of $100,000 or more

•  The proceeds are to be payable other than as the account is registered

•  The redemption check is to be sent to an address other than the address of record

•  Your address of record has changed within the previous 30 days

•  Shares are being transferred to an account with a different registration

•  Someone (such as an executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

13

Shareholder Account Information

You can generally obtain a medallion guarantee from the following sources:

•  a broker or securities dealer

•  a federal savings, cooperative or other type of bank

•  a savings and loan or other thrift institution

•  a credit union

•  a securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for the Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4.00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Buy and sell prices. When you buy Class A and Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs.

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading ("Fund business day"). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in "good order" when a Fund, SACS or its agent receives all required information, including properly completed and signed documents. If the Fund, SACS or its agent receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund, SACS or its agent receives your order after that time, you will receive the next business day's closing price. The Fund reserves the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor's purchase or redemption order to the Fund's Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund's shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission ("SEC"). The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to Office of Foreign Assets Control ("OFAC") regulations; (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social

14

security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Fund for shares of the same class of any other retail fund distributed by SACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Fund at all times also reserves the right to restrict, or reject any exchange transactions, for any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade: (1) may interfere with the efficient management of the Fund's portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history in the Fund and in other SunAmerica Funds.

Rejected exchanges. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

Effect of exchanges on Class C conversion feature. Class C shares of the Fund automatically convert to Class A shares of the Fund approximately eight years after purchase. If you exchange Class C shares of the Fund for Class C shares of one or more different funds distributed by the Distributor, you will be subject to that new fund's Class C conversion feature, if any, and will not be credited with the time you held the Fund shares.

Certificated shares. The Fund does not issue certificated shares.

Fund holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as "market timing," and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund's Board of Trustees has determined that the Fund should not serve as a vehicle for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund's Transfer Agent. While the Fund's expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund's prospectus, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, a Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents an the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transactions costs, administrative costs and taxes and/or impact Fund performance.

Market timing procedures. The Fund's procedures include committing staff of the Fund's shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that

15

Shareholder Account Information

may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund's investment objective, the size of the fund and the dollar amount of the transaction. In the event that such trading activity is identified, and the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into SunAmerica Funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

SACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund's market timing policies. In certain circumstances, a Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Fund's policy.

The Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the insurance company may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Fund's procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Fund and its service providers seek to make judgments that are consistent with the interests of the Fund's shareholders. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Fund business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Exchange Program may be used to exchange shares periodically for the same class of shares of one or more other retail funds distributed by the Distributor except for SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only). To use the Systematic Exchange Program:

•  Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Specify the amount(s). The Funds reserve the right to reject exchange requests that are less than $50.

•  Accounts must be registered identically; otherwise a signature guarantee will be required.

Retirement Plans. SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (K) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, extension 6074.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•  Make sure you have at least $5,000 worth of shares in your account.

16

•  Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•  Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a medallion guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Funds reserve the right to reject withdrawal requests that are less than $50.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•  Make sure your dividends and capital gains are being reinvested.

Investors who utilize the Systematic Withdrawal Plan will not be able to receive the benefit of the Protected High Watermark Value for amounts that are withdrawn prior to the protected maturity date.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT MAILINGS:

Account statements. In general, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•  after every transaction that affects your account balance (except a dividend reinvestment, automatic redemption or automatic purchase from your bank account); and

•  after any change of name or address of the registered owner(s), or after certain account option changes.

IRS tax forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, typically mailed by January 31.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual, and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.safunds.com, and select the "Go Paperless" hyperlink  (note: this option is only available to accounts opened through the Fund).

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Funds.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS or, you may receive amounts in cash if the amount is $10.00 or more and you notify the Fund in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options.

Unless otherwise specified, all dividends and distributions will be automatically reinvested in additional full and fractional shares of a Fund. If you do not reinvest all of your dividends and capital gains distribution in the Fund, your aggregate Protected High Watermark Value will be reduced.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. Typically, by January 31 of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

Recent regulations require the Fund to report to the IRS, and furnish to Fund shareholders, the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Fund will permit Fund shareholders to elect from among

17

Shareholder Account Information

several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Funds will use the average cost method with respect to that shareholder.

The dynamic exposure allocation process may increase turnover of a Fund's assets, which may result in the realization of additional gains by the Fund. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in Fund shares. Any gains from the Fund's investments in futures contracts will generally be treated as long-term capital gain to the extent of 60% of the gain and the remainder will generally be treated as short-term capital gain. Shareholders will also receive taxable distributions of net income from investments in fixed income securities even in situations where a Fund has capital losses from investments in the equity markets.

The determination of the tax character of any payment under the Master Agreement to the Fund as capital gain or ordinary income is not free from doubt under federal tax law. The Fund intends to take the position that its right to receive the payment under the Master Agreement is itself a capital asset, and that the payment in termination of this right gives rise to capital gain. Were the Internal Revenue Service to challenge this position, it is believed that at least the portion of the payment attributable to capital losses previously realized by the Fund, and perhaps attributable to the Fund's unrealized capital losses, should be treated as capital gain. Any such gain would be offset by otherwise allowable capital losses, if any. To the extent that a Fund distributes the payment to its shareholders, a portion of the payment may constitute ordinary income to the shareholders, provided, however, because the Fund will terminate at the Protected Maturity Date, it is anticipated that the shareholders receiving the payment in exchange for their shares would be treated as receiving a return of capital to the extent of their basis in the shares of the Fund, and to the extent the payment exceeds basis, as having capital gain.

The Fund will invest in zero-coupon government securities and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund receives no actual interest payments on these securities, the Fund will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements if shareholders request cash distributions.

Remember, there may be taxes on transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of capital can occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

The IRS Form 1099 that is typically mailed to you by January 31 details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund.

By law, the Fund must withhold 28% (currently scheduled to increase to 31% after 2012) of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Funds under all applicable laws.

18

Small Accounts. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $24.00 annual charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at SunAmerica's discretion.

19

More Information About the Fund

INVESTMENT GOALS

The Fund seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have an NAV on its Protected Maturity Date at least equal to the Protected High Watermark Value. The Fund seeks high total return as a secondary objective. The investment goals of the Fund may be changed without shareholder approval, although you will receive notice of any change.

THE PAYMENT UNDERTAKING

The Fund's Payment Undertaking provides that if you hold your Fund shares until the Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the Fund reaching this value, and any extraordinary expenses, and increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value. Even if the Fund is itself unable to meet the Payment Undertaking on the Protected Maturity Date, the Fund can rely on the Master Agreement which provides that PGF will pay the amount of any shortfall between the Fund's Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met.

More specifically, Protected High Watermark means, with respect to each share class, the higher of the initial NAV of a share and the NAV for a share on the date a share of that class is first issued. Thereafter, on each date on which NAV is calculated (a "Share Valuation Date"), the Protected High Watermark Value for a share of that class will be reset to equal the greater of (I) the NAV for a share on that Share Valuation Date or (II) the Protected High Watermark Value for a share for the immediately prior Share Valuation Date less the sum of (A) the product obtained by multiplying (i) the share distribution amount (recorded on that date if the Share Valuation Date is an ex-dividend date) for shares of that class, if any, by (ii) a ratio equal to the Protected High Watermark Value for a share on the immediately preceding Share Valuation Date divided by the sum of (a) NAV on that Share Valuation Date and (b) the share distribution amount, if any, declared on that Share Valuation Date, plus (B) extraordinary expenses per share, if any, accrued or paid on that Share Valuation Date (to the extent there was no prior accrual for this expense).

PROTECTED HIGH WATERMARK VALUE

The Protected High Watermark Value on a per share basis is reduced by dividends and distributions paid; a shareholder who reinvests dividends and distributions, however, receives additional shares that maintain his or her aggregate Protected High Watermark Value. A shareholder's aggregate Protected High Watermark Value may be reduced, as more fully explained in this Prospectus:

•  If the shareholder takes any dividends or distribution in cash instead of reinvesting them in additional shares of the Funds;

•  If he or she redeems any shares before the Protected Maturity Date;

•  If there are extraordinary expenses incurred by the Fund;

•  If the Funds' investment strategy otherwise is unsuccessful, or if the manager, the Fund or the Adviser fails to perform certain obligations under the Master Agreement;

•  If both PGF and Prudential Financial fail to meet their obligations under the Master Agreement;

•  If there is an early termination of the Master Agreement; or

•  If there is an automatic conversion from Class C Shares to Class A Shares.

20

HOW IS THE PROTECTED HIGH WATERMARK VALUE DETERMINED?

Below are several illustrations indicating how the Protected High Watermark Value would be calculated under different circumstances. These examples relate to Class A shares; examples for Class C shares can be found on SunAmerica's website (www.safunds.com). These examples start with the following assumptions:

Shares Purchased: Class A shares of the 2020 High Watermark Fund

Amount of Purchase: $20,000

Net Asset Value at Time of Purchase: $10.00 per share

Public offering price per share, including 5.75% sales charge: $10.61

Total sales load paid at purchase: $1,150 (5.75% of $20,000)

Total number of shares purchased: 1885 (20,000/$10.61 per share = 1885 shares)

Other Assumptions: You hold your shares until the Protected Maturity Date and if the Fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Master Agreement by either the Fund or PGF (and Prudential Financial).

Example 1: The Fund's highest NAV attained is $11.00 per share and no dividends or distributions are paid after that value is reached.

You will receive $20,735.00, which is equal to the Protected High Watermark Value times the number of shares that you own ($11.00 x 1885 = $20,735.00). This amount would be paid whether the Fund's highest NAV (Protected High Watermark Value) is reached before or after you purchase your shares.

Example 2: Make the same assumptions as in example 1, except that the Fund's NAV reaches its highest point of $10 per share on the date of your purchase, then declines to $9.00 per share and no dividends or distributions are paid by the Fund after this date.

The amount payable to you upon redemption at the Protected Maturity Date would be $18,850 (1,885 x $10.00), the value of the shares you purchased, even though the Fund's NAV has gone down subsequently.

The following examples illustrate that if you reinvest your dividends and distributions in additional shares of the Fund, the Protected High Watermark Value per share will decline as dividends and distributions are paid out, but this decline will be offset by the increase in the number of shares you own as a result of your reinvestment. If you do not reinvest your dividends and distributions in additional shares of the Fund, your aggregate High Watermark Value will be reduced. If you redeem your shares prior to the Protected Maturity Date, you will not be entitled to receive the Protected High Watermark Value on those shares. If you redeem shares, you will then hold fewer shares at the then-current Protected High Watermark Value, thereby reducing your aggregate Protected High Watermark Value. A redemption made from the Fund prior to the Protected Maturity Date will be made at the Fund's then-current NAV, less any applicable CDSC, which may be lower than the Protected High Watermark Value.

Example 3: Same assumptions as above, except that the Fund's highest NAV reaches $12.50 per share. It subsequently declines to $12.00 per share and on the Share Valuation Date, a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the Share Valuation Date, the NAV per share is $11.00 (remember the dividend is paid out of Fund assets $12.00 - $1.00 = $11.00).

To recalculate the new Protected High Watermark Value per share:

1.  The new Protected High Watermark Value is the greater of $11.00 per share or the following:

2.  High Watermark Value immediately prior to the Share Valuation Date ($12.50)

3.  Less the sum of (A) the product obtained by multiplying (i) the share distribution amount ($1.00) by (ii) a ratio equal to the Protected High Watermark Value per share immediately preceding the Share Valuation Date ($12.50) divided by a sum of (a) NAV on the Share Valuation Date ($11.00) and (b) the share distribution amount on the Share Valuation Date ($1.00) plus extraordinary expenses, if any ($0.00): $1.00 x $12.50/($11.00+$1.00) = $1.04167

4.  Item 2 minus Item 3: $12.50 - $1.04167 = $11.46

Because $11.46 is greater than the NAV on the Share Valuation Date ($11.00), $11.46 becomes the new Protected High Watermark Value.

In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 171.364 shares: 1,885 (shares owned) x 1.00 per share dividend /$11 (NAV) = 171.364 (additional shares purchased) bringing your total shares owned to 1885 + 171.364 = 2,056.364.

Consequently, the new AGGREGATE Payment Undertaking Amount to you is now 2,056.364 x $11.46 = $23,565.93.

21

More Information About the Fund

Example 4: You elect to receive Fund dividends and distributions in cash. We will use the same assumptions in Example 3 above, except that you elect to receive dividend in cash.

To recalculate your aggregate Protected High Watermark Value:

1.  Determine the value of your dividend: 1,885 shares x $1.00 = $1,885.00.

2.  Determine the new Protected High Watermark Value: $11.46.

3.  Recalculate the new AGGREGATE Payment Undertaking: $11.46 (new Protected High Watermark Value) x 1,885 (because you will receive the dividend in cash rather than additional shares, the number of Fund shares you own remains at 1,885.) = $21,602.10 (This amount is $1,963.88 less than the value of the AGGREGATE Payment Undertaking if you reinvested the dividend which accounts for the cash value that you chose to take currently, $1,885.00.) Thus if you do not reinvest dividends, the value of the AGGREGATE Payment Undertaking will be reduced by the an amount related to the amount that you remove from the Fund. If the Fund's NAV immediately prior to the dividend is less than the Protected High Watermark Value per share and you do not reinvest your dividend, the value of the dividend in cash would be less than the High Watermark value of the shares received through the reinvested dividends by an amount equal to the difference between the NAV and the Protected High Watermark Value per share.

Although you can perform this calculation yourself, the Fund will recalculate the Protected High Watermark Value for each share class on each Fund business day and will publish it on the SunAmerica website—www.safunds.com—together with the current NAV. It is possible that the Fund's calculations may differ from a shareholder's calculation, for example, because of rounding or the number of decimal places used. In each case, the Fund's calculations will control.

HOW DOES THE FUND DIFFER FROM ORDINARY PRINCIPAL PROTECTED OR TARGET MATURITY/LIFECYCLE FUNDS?

Ordinary principal protected funds normally only offer protection on an investor's initial investment and provide no assurance of preserving investment gains. Moreover, those funds only offer their shares for a limited period and then close to new investments.

In contrast, the High Watermark Fund continuously offers its shares and provides the flexibility to make systematic investments over time targeted to chosen Protected Maturity Dates. More importantly, the Fund seeks to preserve investment gains and return the Protected High Watermark Value at the Protected Maturity Date — even if it was attained before the investor was a shareholder of the Fund.

Ordinary target maturity or lifecycle funds seek to tailor their portfolios' risk levels to suit their time horizons. As maturity approaches, these funds generally reallocate their portfolios (e.g., by reducing their portfolios' allocation to stocks and increasing their fixed income exposure, but reducing the duration of their fixed income securities) so as to reduce expected risk and consequently expected return.

The 2020 High Watermark Fund generally tailors its portfolio's risk level over time in a manner similar to ordinary target maturity or lifecycle funds. In contrast to ordinary target maturity or lifecycle funds, however, the 2020 High Watermark Fund seeks to preserve principal and investment gains at the Protected Maturity Date.

INVESTMENT STRATEGY

General

The Fund seeks to generate capital appreciation by maintaining exposure to U.S. equity markets, while also being invested in fixed income securities. Exposures to both markets are managed to minimize the risk of loss of principal and investment gains over the Fund's respective maturities and to become generally more conservative (that is, less exposed to equity markets) as the Fund's Protected Maturity Date approaches. Under normal market conditions, the Fund will initially seek significant equity exposures and relatively long duration fixed income exposures and will be managed such that, as the Protected Maturity Date approaches, Fund holdings are increasingly devoted to high-grade, short-term fixed income securities. This reduction of investment risk exposure over time is broadly typical of target maturity or lifecycle funds and is frequently considered to be appropriate for prudent investors who are investing to provide for retirement, education or other purposes that prescribe an investment time horizon.

This strategy involves initially purchasing a portfolio of government securities with maturities approximating to the Fund's Protected Maturity Date and investing the balance of the Fund's assets in money market instruments. The estimated future value of these fixed-income investments, reflecting the anticipated accretion in value from the bonds, exceeds the Fund's initial net assets, and provides

22

The Equity Risk Budget for a Fund defines its maximum permissible equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk Budget sets the maximum permissible equity exposure for the Fund. It is determined mathematically by the Adviser, employing proprietary formulae that seek to limit the estimated maximum probable loss resulting from the Fund's exposure to equity markets to an amount which can be recouped by the future accretion of value in the Fund's fixed income portfolio, so that the Fund's expected NAV at maturity is greater than its Protected High Watermark Value. Generally, the Equity Risk Budget will drop to zero if the estimated future value of the Fund's fixed income portfolio (including margin deposits and other cash equivalent holdings) at the Fund's Protected Maturity Date, less an estimated probable maximum loss on the Fund's equity exposure, drops to a level that is equal to the Protected High Watermark Value of the Fund.

Notional Exposure is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

an expected surplus value which can offset estimated potential losses that may result in the future from the Fund's equity market exposures. The Adviser's proprietary exposure allocation formulae employ this expected surplus value along with other factors to determine an Equity Risk Budget, which sets the Fund's maximum permitted equity exposure. To the extent of its Equity Risk Budget, a Fund achieves exposure to the equity market by purchasing S&P 500 Index futures and, at times, options on those futures. As gains are earned, they are reinvested in money market instruments, government securities, index futures and options in direct proportion to the Fund's existing portfolio. Losses on S&P 500 Index futures may reduce the Fund's Equity Risk Budget. Generally, proceeds from net new purchases of Fund shares are invested in government securities, money market instruments, and S&P 500 Index futures and options in direct proportion to the Fund's existing portfolio; net redemptions of Fund shares are generally met through liquidation of each respective portion of the Fund's portfolio holdings. The Fund's Equity Risk Budget is recalculated daily and can lead to daily changes in the Fund's exposure to fixed-income and equity markets.

The Fund may trade portfolio holdings actively, which could increase the Fund's transaction costs (thus affecting performance) and may increase your taxable distributions.

PORTFOLIO CONSTRUCTION AND REBALANCING

The Fund's Adviser, Trajectory Asset Management LLC, uses disciplined quantitative investment formulae that seek to maximize the Fund's prospects for capital appreciation while preserving investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the Protected Maturity Date.

The Adviser employs the disciplined quantitative approach through a proprietary, computer assisted methodology to construct and rebalance the Fund's portfolio. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as government securities, but also the portfolio's notional exposures to equity markets via futures contracts and from time to time options contracts. The quantitative methodology evaluates a number of factors including, but not limited to:

•  The Fund's NAV as compared to its Protected High Watermark Value

•  The prevailing level of interest rates

•  Fund expenses

•  The current value of S&P 500 Index futures compared to their previous high-water value

•  Margin requirements relating to S&P 500 Index futures

•  The level of Fund holdings of money market instruments, including margin deposits

•  The length of time remaining until the Fund's Protected Maturity Date

Through this quantitative methodology, the Adviser determined the Fund's initial portfolio holdings of S&P 500 Index futures, government securities and money market instruments, and determines portfolio rebalancing requirements thereafter.

Under certain market conditions, the Adviser may collar a portion of the S&P 500 Index exposure by writing calls and buying puts. A collar is a trade that establishes both a maximum profit (the ceiling) and maximum loss (the floor) when holding the underlying asset. The premium received from the sale of the ceiling reduces that due from the purchase of the floor. Strike prices are often chosen at the level at which the premiums net out or generate net positive premiums to the Fund. An example would be: owning 100 futures contracts, while simultaneously selling a call, and buying a put. Under most market conditions, the Fund is rebalanced on each business day. In volatile markets, however, the Adviser may rebalance the Fund's exposure more frequently and execute intra-day trades. By rebalancing daily, the Adviser seeks to reallocate each day's gains so as to protect them until the Protected Maturity Date, along with initial capital and prior days' gains, which are similarly protected by portfolio rebalancing.

The quantitative methodology is calibrated so as to control investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the

23

More Information About the Fund

Protected Maturity Date, while maintaining equity market exposure over a broad range of market conditions. Targeted persistence of equity exposures is generally consistent with a target maturity or lifecycle fund. However, in the event of a significant decline in interest rates, or equity market values, or both, the methodology may significantly reduce or eliminate a Fund's equity exposure well before the Fund's protected maturity date, which could constitute an early closure condition, discussed below.

Equity Exposure. The Fund uses S&P 500 Index futures to generate equity market exposures. The S&P 500 Index is a stock market index comprising common stocks in the U.S. selected by Standard and Poor's Corporation ("S&P"). By buying these contracts, and holding them together with high grade fixed income securities, the Fund participates in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index. By holding futures contracts, rather than shares of stock, the Fund seeks to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

The Fund intends to hold only S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The Fund does not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

The Fund will cap its notional exposure to the equity markets at approximately 95% of current assets.

The Fund's investments in S&P 500 Index futures are fully covered by high-grade fixed income securities. The Fund intends to maintain at least 100% coverage of notional equity exposures in the form of U.S. government securities and other high-grade fixed income securities.

Through the use of futures strategies, the Fund seeks to contain trading costs and expenses related to dynamic rebalancing. In employing these strategies, the Fund also seeks to earn higher aggregate cumulative interest income over the life of the Fund than would typically be available through a portfolio of comparable credit quality that generates its equity exposure through direct holdings of shares of stock.

Table 1 below shows the targeted notional equity exposure ranges, expressed as a percent of net assets, for the Fund. The Table includes an estimated range, as of the date of this Prospectus, of average notional equity exposures that the Fund might experience from the date of this Prospectus through its Protected Maturity Date on a time-weighted basis.

Table 1

Fund	Indicative Range of Targeted Average Notional Equity Exposures Over Time
2020 High Watermark Fund	0-50%

The target exposures shown in Table 1 are indicative only; actual exposures may differ significantly from these estimates. The average notional equity exposure that the Fund actually attains over time may be at or near the lower end of the range indicated in Table 1 if the Fund encounters significant equity market declines, low interest rates, or a combination of the two over its Investment Period. As of December 31, 2012, the actual notional equity exposure of the Fund was less than 1% of net assets. The Fund may collar the equity index futures position by purchasing puts and writing calls on a portion of the equity exposure.

Fixed Income Participation. Generally, all or nearly all of the assets in the fixed income portfolio will be invested in U.S. government securities and high-grade money market instruments. Initially the Fund will hold a fixed income portfolio composed of longer duration U.S. government securities and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.

The Fund's investment in U.S. government securities will generally, if not wholly, consist of zero-coupon government securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the government security will accrue and compound over the period until the Protected Maturity Date or the particular interest payment date at a rate of interest reflecting the market rate of the securities at the time of issuance. Zero-coupon government securities do not make periodic payment of interest and are highly interest rate sensitive.

Zero-coupon government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. Holdings of long-term securities issued by U.S. government-sponsored agencies and

24

instrumentalities must be rated either AAA by Standard & Poor's ("S&P") or Aaa by Moody's Investors Service ("Moody's"), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody's has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody's, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody's. Holdings of long-term securities issued by agencies or instrumentalities may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations if a Fund is in an Early Closure Condition, discussed below. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury. Short-term securities held by a Fund will be issued by issuers rated in the highest rating categories by S&P or Moody's.

Table 2 below shows the ranges of targeted durations for the Fund's fixed income portfolios. The Table includes an estimated range, as of the date of this Prospectus, of average portfolio duration that the Fund might experience from the date of this Prospectus through its Protected Maturity Date on a time-weighted basis.

Table 2

Fund	Estimated Range of Targeted Fixed Income Portfolio Durations Over Time
2020 High Watermark Fund	5.0-8.0 years

The targeted average durations shown in Table 2 are indicative only; actual durations may differ significantly from these estimates due to changes in market conditions, particularly interest rates, and fixed income and equity market conditions over time.

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS

A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. This section discusses the risks associated with certain types of securities in which the Fund may invest and certain investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the Statement of Additional Information.

HOW RISKY IS THE FUND OVERALL?

The principal risks of an investment in the Fund involve opportunity costs, as well as the risks associated with exposure to the equities and fixed income markets. These risks are discussed in detail below.

Fund performance is significantly dependent upon the Adviser's skill in managing assets to implement the Fund's strategy. There is no assurance that a Fund's investment strategy alone will achieve its investment objective of fulfilling the Payment Undertaking.

If the Fund's investment strategy is unsuccessful, you can lose money if the financial condition of PGF and Prudential Financial deteriorates and they are unable to satisfy the Master Agreement with the Fund. It is also possible, though unlikely, that the Fund will not be able to satisfy its obligations under the Master Agreement and PGF and Prudential Financial are relieved of their obligations under the Master Agreement. As a result, the Fund may not be able to redeem your shares for the Protected High Watermark Value on the Protected Maturity Date. You also could lose money if, among other reasons, the Fund incurs extraordinary expenses, or if you redeem your shares prior to the Protected Maturity Date.

OPPORTUNITY COSTS

If at any time during the Investment Period interest rates are low, a Fund's exposure may be largely limited to fixed income securities in order to decrease the likelihood that a payment would be required under the Payment Undertaking. In addition, if the equity markets experience a major decline, the Fund's exposure may become largely limited to fixed income securities. In fact, if the value of the equity index futures portfolio were to decline by a significant amount, a complete allocation to fixed income exposure would likely occur. In the event of an allocation of 100% of the portfolio exposure to fixed income securities, the Fund would likely lose exposure to the equity markets prior to the Protected Maturity Date. In this circumstance, the Fund may not participate meaningfully in any subsequent recovery in the equity markets.

25

More Information About the Fund

In addition, the terms of the Master Agreement prescribe certain investment parameters within which a Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement. Accordingly, the Master Agreement could limit the Adviser's ability to alter the allocation of Fund assets in response to changing market conditions. The terms of the Master Agreement could require the Fund to liquidate an equity index futures position when it otherwise would not be in the shareholders' best interests.

Use of fixed income securities reduces the Fund's ability to participate as fully in upward equity market movements, and therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities.

RISK OF INTERIM REDEMPTION

Investors can realize significant losses if they redeem their shares before a Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to maturity and the actual NAV of Fund shares.

EARLY FUND TERMINATION

If the Fund's portfolio were to terminate before the Fund's Protected Maturity Date and the Trust's Board of Trustees determines to liquidate the Fund, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses.

INTEREST RATE RISK

Debt securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. In addition, the market value of zero-coupon securities (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically.

ZERO-COUPON SECURITIES

Federal tax law requires that a holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because a Fund must distribute substantially all of its net income (including non-cash income attributable to the accretion of value of zero-coupon securities) to its shareholders each year for income and excise tax purposes, this accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders.

CREDIT RISK

Commercial paper and other high quality short-term notes held by the Funds are promissory notes of private issuers that depend solely on the credit of the issuing company. Securities directly issued by the U.S. Treasury and certain U.S. government agencies that are backed by the full faith and credit of the U.S. government have little credit risk. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. All U.S. government securities may be subject to price declines due to changing interest rates.

USE OF FUTURES

While the use of futures contracts by the Fund can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin. In addition, although the Fund intends to purchase or sell futures contracts on the Chicago Mercantile Exchange where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where the Fund would not be able to close a futures investment position when it wanted to do so.

26

TRANSACTION COSTS

The dynamic exposure allocation process results in additional transaction costs such as dealer spreads and charges incurred from futures commission merchants. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, the dynamic exposure allocation strategy may require the Fund to have a higher portfolio turnover rate. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

U.S. GOVERNMENT SECURITIES

Some U.S. government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

FUND SUITABILITY

If you may need access to your money at any point prior to the Protected Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the Fund. Investors who redeem before the Protected Maturity Date will receive the current NAV of their investment, which may be less than either the Protected High Watermark Value or their initial investment.

While you may redeem your shares in accordance with the policies described under "Transaction Policies", shareholders who do not reinvest their distributions or dividends will reduce their aggregate Protected High Watermark Value and shareholders who redeem prior to the Protected Maturity Date will bear the cost of the Master Agreement without receiving any corresponding benefit. As explained in the examples on pages 24-25, if you reinvest your dividends and distributions, the number of shares you own in a Fund will increase at each date on which a dividend or distribution is paid and the Protected High Watermark Value will decrease so that your overall aggregate Protected High Watermark Value will not change. However, if you fail to reinvest dividends or distributions or you redeem Fund shares, your overall aggregate Protected High Watermark Value will decrease because you will have fewer shares multiplied by the applicable Protected High Watermark Value.

RISKS ASSOCIATED WITH THE MASTER AGREEMENT

If the NAV of a Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the Funds' ability to meet the Payment Undertaking.

CONTRACTUAL RESTRICTIONS UNDER THE MASTER AGREEMENT

The Fund is subject to conditions of the Master Agreement that require the Adviser to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the Fund's assets will be insufficient to allow a Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date. Accordingly, the Master Agreement could limit the Adviser's ability to respond to changing market conditions. If the Adviser fails to provide the required information to PGF or if the Adviser does not comply with the agreed-upon investment parameters or other requirements in the Master Agreement and fails to cure such deficiency within specified cure periods, PGF may terminate the Master Agreement (as described below) or exercise its right to instruct the Fund's custodian to immediately rebalance the Fund's portfolio so that it complies with the investment parameters. Compliance with these investment parameters may require that the Fund's assets be invested exclusively in fixed income securities, in which case a Fund's ability to participate in upward equity market movements could be eliminated.

RISK OF CANCELLATION OF THE MASTER AGREEMENT

While the Adviser intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High

27

More Information About the Fund

Watermark Value but instead will receive the Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

EARLY CLOSURE CONDITIONS

If the Fund has irrevocably allocated its assets to the fixed income portfolio, it will close to new share issuances. A new Fund may be formed with the same Protected Maturity Date to accept new contributions. The Manager and the Adviser have contractually agreed to reduce their respective fees in the event that a Fund becomes completely invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the Fund's fixed income securities, and the Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Trust's Board of Trustees will consider appropriate action under all of the circumstances as described below. PGF may, however, permit the Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

The Manager may from time to time voluntarily waive a portion of its fees in order to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time.

EARLY FUND TERMINATION CONDITIONS

Under the Master Agreement, if certain low interest rate conditions occur and the Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If a Fund terminates early under these circumstances, the Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. Thereafter, the Trust's Board of Trustees will consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark Strategy.

Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds or other action following a Protected Maturity Date Early Fund Termination.

28

GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Capital Appreciation is growth of the value of an investment.

A Derivative Instrument is a contract, such as an option or future, whose value is based on the performance of an underlying financial instrument.

The Dow Jones Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three/AMBAC bond indexes and the one-to-three months T-bill index. You may not invest directly in the Dow Jones Target Maturity 2020 Index and, unlike the Fund, this index does not incur fees and expenses.

An Early Closure Condition is a circumstance where the Adviser allocates all of a Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments.

An Early Fund Termination is a circumstance where the Fund will terminate by accelerating its Protected Maturity Date if ALL of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. Thereafter, the Board of Trustees of the Trust would consider appropriate action under all of the circumstances. Also, the Board of Trustees of the Trust or PGF can terminate the Fund under certain circumstances.

Equity Exposure means investing a portion of the Fund's assets in S&P 500 Index futures to generate equity market exposures. By buying these contracts, the Fund participates in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.

The Equity Risk Budget for a Fund defines its maximum permissible equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk Budget sets the maximum permissible equity exposure for the Fund.

Extraordinary Expenses means any Fund fees and expenses that are not incurred or accrued in the ordinary course of the Fund's business (including for example, all costs of defending or prosecuting any claim, or litigation, to which the Fund is a party, together with any amounts in judgment, settlement or indemnification expense incurred by the Fund) or any other non-recurring, non-operating expenses.

Fixed Income Participation means investing a portion of the Fund's assets in U.S. government securities and high-grade money market instruments, including zero-coupon government securities and STRIPS.

Fixed Income Securities provide consistent interest or dividend payments. They include U.S. government securities. A high-quality fixed income security is rated in the highest ratings category by a debt rating agency (or is considered of comparable quality by the Adviser).

Futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

The Investment Period for Class A and Class C of the Fund commenced on June 25, 2004 and ends on the Fund's Protected Maturity Date. At the end of the Investment Period, the Board of Trustees of the Trust would consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark Strategy. During its Investment Period, the Fund will make continuous public offerings of its shares. Under certain limited circumstances, the Fund may close to new investments or liquidate altogether prior to its scheduled Protected Maturity Date.

29

More Information About the Fund

The Master Agreement is the agreement between the Fund and Prudential Global Funding, under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund's Protected Maturity Date, provided certain conditions are met.

Money Market Instruments include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers' acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

Net Asset Value, or NAV, is the value of a Fund's assets minus all liabilities divided by the number of shares outstanding. The Fund calculates its NAV each business day.

Notional Exposure is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

The Fund's Payment Undertaking is the undertaking by the Fund to pay the Protected High Watermark Value on the Protected Maturity Date.

Preservation of Principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

The Protected High Watermark Value for the Fund is the highest net asset value per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution.

The Protected Maturity Date is the date on which a Fund's shareholders are entitled to receive their aggregate Protected High Watermark Value.

Repurchase Agreements are agreements in which the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months.

S&P 500 Index is a stock market index comprised of common stocks in the U.S. selected by S&P.

S&P 500 Index Futures are legally binding agreements for the future sale by one party and purchase by another party of a specified amount of the S&P 500 Index for a specified price on a designated future date. A futures contract is part of a class of instruments called derivatives, so named because these instruments derive their value from the worth of the underlying investments.

STRIPS (Separate Trading of Registered Interest and Principal of Securities) are separately traded interest or principal components of securities issued or guaranteed by the U.S. Treasury. Under the STRIPS program, the interest and principal components of these securities are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A Zero-Coupon Security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

Zero-Coupon Government Securities are: (i) securities issued or guaranteed by the U.S. Treasury or other government sponsored agency or instrumentality that have been stripped of their unmatured interest coupons and receipts; (ii) certificates representing interest in such stripped debt obligations or coupons; or (iii) zero-coupon government securities that are originally issued at a discount from their face value (original issue zeros). Zero-coupon government securities do not require periodic payment of interest and are highly interest rate sensitive. The difference between what you pay for a zero-coupon government security and what it pays at maturity is the amount of interest earned, assuming the zero-coupon government security is held until maturity.

30

RISK TERMINOLOGY

Active Trading: The Fund may engage in frequent trading of portfolio holdings to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

Bond Market Volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund's portfolio.

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Default Risk: The risk that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. In these circumstances, Fund shareholders could receive an amount less than the Protected High Watermark Value.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Early Termination Risk. The principal risk of Early Fund Termination is that, if thereafter the Trust's Board of Trustees determines to liquidate the Fund, an investor will need to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which may involve transaction expenses.

Equity Risk: The risk that the equity market may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest Rate Risk: The market value of the interest-bearing debt securities held by the Fund is subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. Zero-coupon bonds, including STRIPS, longer term and lower coupon bonds tend to be more sensitive to changes in interest rates. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity.

Interim Redemption Risk: The risk that investors can realize significant losses if they redeem their shares before maturity, particularly if they need to sell their shares when the Fund's Protected Maturity Date is still a long way off.

Opportunity Cost: The difference in return between a chosen investment and one that is passed up. Investment in fixed income securities during the Investment Period reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that invests principally in equity securities.

Securities Selection: A strategy used by the Fund, or securities selected by its Adviser, may fail to produce the intended return.

Yield Shortfall Risk: The risk that portfolio yield drops below the Fund's expense ratio and the Fund would have to use capital (i.e., NAV) to cover its expenses.

31

Fund Management

FUND MANAGEMENT

Manager. SunAmerica supervises the daily business affairs of the Fund and provides various administrative services to the Fund. SunAmerica has delegated portfolio management responsibilities to the Adviser.

SunAmerica was organized in 1982 under the laws of Delaware, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and managed, advised or administered approximately $50.2 billion as of December 31, 2012. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust. Pursuant to an Investment Advisory and Management Agreement, each Fund will pay SunAmerica a management fee at the annual fee of 0.65% of average daily net assets. If the Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the Investment Period. For the fiscal year ended October 31, 2012, the 2020 High Watermark Fund paid SunAmerica a management fee of 0.65%.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory and Management Agreement and Subadvisory Agreement of the Fund is available in the Fund's Annual Report to shareholders for the period ended October 31, 2012.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Fund in the amounts set forth in the Fund's Statement of Additional Information ("SAI") and as described in the footnotes to the Expense Tables of this Prospectus. SunAmerica also may voluntarily waive or reimburse additional amounts, including to increase the investment return to a Fund's investors or in order to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. Further, any waivers or reimbursements made by SunAmerica are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund's financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

Please see additional information on the distribution-related payments made by SunAmerica under "Distributor" on pages 33-34.

Adviser. Trajectory Asset Management LLC was organized in 2003 under the laws of Delaware and its principal offices are at 150 East 52nd Street, 7th Floor, New York, NY 10022. The Fund is managed by a team of investment professionals who are employed by the Adviser.

The Adviser is responsible for portfolio management for the Fund, selection of broker-dealers and negotiation of commission rates for the Fund. SunAmerica may terminate any agreement with the Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated advisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated advisers for new or existing Funds, change the terms of particular agreements with unaffiliated advisers or continue the employment of existing unaffiliated advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with an adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any adviser changes. The order also permits the Fund to disclose the Adviser's fees only in the aggregate for the Fund.

The Adviser's fee will be 43% of the net management fees after reimbursements paid to SunAmerica. SunAmerica has agreed to pay the Adviser a minimum fee (the "Minimum Fee") equal to 0.20% of average daily net assets with respect to the Fund. The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and the Adviser, subject to approval by the Board of Trustees, including a majority of the Independent Trustees. For the fiscal year ended October 31, 2012, SunAmerica paid Trajectory a fee of 0.20% of average daily net assets with respect to the Fund. Payments to the Adviser for its services are made by SunAmerica, not by the Fund.

32

The Fund is managed by the Adviser's team of portfolio managers led by Juan M. Ocampo. Additional Information about the portfolio managers' compensation, other accounts under management and ownership of the Fund's shares is contained in the SAI. The portfolio managers are described below:

Juan M. Ocampo
President

Prior to founding Trajectory Asset Management LLC and its parent company Demand Insights LLC, Mr. Ocampo served as a Partner of McKinsey & Company, Mitchell Madison Group (and its successor, marchFIRST), and as a Managing Director of Securitas Capital, a private equity investment fund jointly funded by Credit Suisse and Swiss Re. Mr. Ocampo is co-author of the book Securitization of Credit, published by John Wiley and Sons, and author of articles published in the Journal of Applied Corporate Finance and the McKinsey Quarterly. Mr. Ocampo is a graduate of the Massachusetts Institute of Technology and he received an MBA from Harvard Business School.

Kim H. Erle
Managing Director

Prior to founding Trajectory Asset Management and its parent company Demand Insights LLC, Ms. Erle was a Partner of marchFIRST, the successor firm of Mitchell Madison Group. Ms. Erle has also held positions at Bloomberg LP and at Salomon Brothers. Ms. Erle is a graduate of the Operations Research and Industrial Engineering program at Cornell University (with honors). She holds an MA in International Affairs and Economics from the Johns Hopkins School of Advanced International Studies, and an MBA (with honors) in Finance from Columbia Business School.

Marita Ben Ari, CFA
Vice President

Ms. Ben Ari is a Vice President at Trajectory Asset Management LLC, where her responsibilities include portfolio management and quantitative investment research. Ms. Ben Ari holds Bachelor and Master's degrees from Tel Aviv University in the field of Industrial Engineering and Management, where she graduated first and second in her class respectively. She served for three years as an officer in the Israeli Defense Forces.

Distributor. SACS distributes each Fund's shares. SACS, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's Class A and Class C 12b-1 Plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of the Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the FINRA. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing or promotional services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered

33

Fund Management

by SunAmerica. In some circumstances, those types of payments may relate to one or more Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Fund's Class A and Class C 12b-1 Plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase the Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution's website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. SunAmerica Fund Services, Inc. ("SAFS" or the "Servicing Agent") assists the Fund's transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A and Class C shares.

SunAmerica, the Distributor and the Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

Prudential Financial and PGF. Prudential Financial is one of the largest financial services institutions in the United States. Prudential Financial provides a wide range of insurance, investment management and other financial products and services and has more than 15 million individual and institutional customers in the United States and over 30 other countries.

PGF was established in 1985 and is an indirect subsidiary of Prudential Financial. PGF serves as a central processing point for all proprietary over-the-counter derivative transactions within the Prudential Financial family and enters into a wide range of derivative instruments. Given the breadth of Prudential Financial's activities domestically and internationally, PGF interfaces frequently with the numerous business units within the firm to facilitate business. The many functions of PGF include:

•  Providing derivative strategies to enhance product line sales and investments.

•  Centralizing all over-the-counter derivative trading, credit and operational risk.

•  Supporting Prudential Financial's debt issuance programs.

•  Engineering new products for Prudential Financial's retail and institutional client base.

•  Providing structured notes to qualified institutional buyers via Prudential Funding Corporation's Medium Term Note Program.

•  Hedging, within prescribed limits, Prudential Financial's foreign currency risk arising from investments in foreign subsidiaries.

The performance of PGF's obligations with respect to the Master Agreement is guaranteed by Prudential Financial. Prudential Financial's long-term senior debt is rated Baa2 (Moody's)/A (S&P) as of February 6, 2013.

Under the Master Agreement, the Fund pays PGF a fee of 0.35% of average daily net assets. Since this fee rate is specific to each Fund's Master Agreement, if the Master Agreement were terminated with respect to a Fund and the Trust entered into a new master agreement, the fee payable under the new agreement may be higher than 0.35%. Any increase in the fee payable would be borne by the Fund.

34

Financial Highlights

The Financial Highlights table for the Fund is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

Period Ended	Net Asset Value beginning of period	Net Invest- ment income(1)	Net gain (loss) on investment (both realized and unrealized)	Total from invest- ment operations	Dividends from net Invest- ment income	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expense to average net assets(3)	Ratio of net investment income to average net assets(3)	Portfolio Turnover
	2020 HIGH WATERMARK FUND
	Class A
10/31/08	$11.99	$0.20	$(3.30)	$(3.10)	$(0.36)	$(0.79)	$(1.15)	$7.74	(28.39)%	$37,762	1.65%	2.05%	50%
10/31/09	7.74	0.14	0.50	0.64	(0.16)	—	(0.16)	8.22	8.32	38,471	1.59	1.68	14
10/31/10	8.22	0.16	0.72	0.88	(0.14)	—	(0.14)	8.96	10.90	35,827	1.53	1.89	0
10/31/11	8.96	0.19	0.48	0.67	(0.17)	—	(0.17)	9.46	7.76	34,975	1.48	2.15	0
10/31/12	9.46	0.19	0.46	0.65	(0.19)	—	(0.19)	9.92	6.96	33,009	1.42	1.91	0
	Class C
10/31/08	$11.90	$0.13	$(3.27)	$(3.14)	$(0.28)	$(0.79)	$(1.07)	$7.69	(28.82)%	$14,330	2.30%	1.41%	50%
10/31/09	7.69	0.08	0.50	0.58	(0.11)	—	(0.11)	8.16	7.59	16,839	2.24	1.03	14
10/31/10	8.16	0.10	0.72	0.82	(0.09)	—	(0.09)	8.89	10.14	16,229	2.18	1.25	0
10/31/11	8.89	0.13	0.48	0.61	(0.12)	—	(0.12)	9.38	7.02	15,848	2.13	1.50	0
10/31/12	9.38	0.12	0.46	0.58	(0.13)	—	(0.13)	9.83	6.22	14,123	2.07	1.26	0

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load, but does include expense reimbursements.

(3)  Net of following expense reimbursements, waivers and custody credits, if applicable (based on average net assets):

	10/31/08	10/31/09	10/31/10	10/31/11	10/31/12
2020 High Watermark Fund Class A	0.15%	0.23%	0.30%	0.36%	0.41%
2020 High Watermark Fund Class C	0.20	0.26	0.34	0.39	0.45

35

[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Funds is contained in the financial statements and portfolio holdings in the Funds' annual and semi-annual reports. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information. The SAI contains additional information about the Funds' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Funds by contacting SAFS at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.safunds.com and click on "Shareholder Services and Account Information."

•  View your account and portfolio balance(s)

•  View the transaction history of your account(s)

•  See the net asset value of the Fund(s) you own

•  Perform financial transactions (some limitations apply)

•  Update account information (some limitations apply)

•  Access year-to-date tax summary information

•  View the dealer information on your account(s)

For Broker/Dealers: You can view your clients' account information online by visiting our website at www.safunds.com and clicking on the "Financial Professionals" link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and annual reports by visiting our website at www.safunds.com and clicking on "Shareholder Services and Account Information," and then the "Go Paperless" option to complete the consent form. Why Go Paperless?

•  Immediate receipt of important Fund information

•  Elimination of bulky documents from personal files

•  Reduction of the Fund's printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us on line if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other Information about the Funds is also available on the EDGAR Database on the SEC's website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to www.safunds.com

2

Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by:

SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

www.safunds.com

HAPRO – 2/13

PROSPECTUS 2013

Class I Shares

2020 High Watermark Fund

Shares of the SunAmerica Funds are not deposits or obligations of any bank, are not guaranteed by any other agency, and involve investment risk, including the possible loss of principal amount invested.

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms; and

• Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

• SunAmerica receives your prior written consent;

• SunAmerica believes the recipient is your authorized representative;

• SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

• SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

February 28, 2013  PROSPECTUS

SUNAMERICA SPECIALTY SERIES

2020 High Watermark Fund

Class	Ticker Symbols
I Shares	N/A

The 2020 High Watermark Fund is no longer open to new investments.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND HIGHLIGHTS	2
SHAREHOLDER ACCOUNT INFORMATION	8
MORE INFORMATION ABOUT THE FUND	13
Investment Strategy	15
Additional Information About the Fund's Risks	18
Glossary	22
Investment and Other Terminology	22
Risk Terminology	24
FUND MANAGEMENT	25
FINANCIAL HIGHLIGHTS	28

Fund Highlights: 2020 High Watermark Fund

INVESTMENT GOALS

The 2020 High Watermark Fund (the "2020 High Watermark Fund" or the "Fund") seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have a net asset value ("NAV") on August 31, 2020, its Protected Maturity Date, at least equal to the Protected High Watermark Value. The Fund seeks high total return as a secondary objective.

On the Fund's Protected Maturity Date, the Fund is designed to return to shareholders the highest net asset value (NAV) attained during the life of the Fund, adjusted as a result of dividends, distributions and any extraordinary expenses. This NAV is the Fund's "high watermark value," which is referred to in this Prospectus as the Fund's Protected High Watermark Value. Shareholders must hold their shares until August 31, 2020, the Protected Maturity Date, in order to be entitled to redeem their shares for the Protected High Watermark Value.

The Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement ("Master Agreement") between the Trust, on behalf of the Fund, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent, Prudential Financial, Inc. ("Prudential Financial").

An Early Closure Condition occurred with respect to the Fund. This Early Closure Condition required the Fund to close to new investments, but did not require the Fund to irrevocably allocate its assets to its fixed income portfolio.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends)	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.10%
Master Agreement Fee(1)	0.35%
Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursement	1.75%
Fee Waivers and/or Expense Reimbursement(3)(4)	0.57%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement(2)(3)	1.18%

(1)  This fee is paid to PGF under the Master Agreement and is a component of Other Expenses.

(2)  Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. ("SunAmerica") is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.18% for Class I shares. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

(3)  Any waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Fund within following two years after the occurrence of the waiver or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver of reimbursement occurred.

2

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$120	$375	$649	$1,432

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$120	$375	$649	$1,432

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund seeks to generate capital appreciation by dynamically allocating its portfolio exposure to U.S. equity markets (consisting of exchange traded S&P 500 Index futures and options on these futures or options on the index) and to U.S. fixed income markets (consisting of U.S. government securities, primarily STRIPS and other zero-coupon securities, and money market instruments). Exposures to both markets are managed to minimize the risk of loss of principal and investment gains over the life of the Fund (the Investment Period) and to become generally more conservative (that is, less exposed to equity markets) as the Fund's Protected Maturity Date approaches. Under normal market conditions, the Fund will initially seek significant equity exposures and relatively long duration fixed income exposures and will be managed such that, as the Protected Maturity Date approaches, Fund holdings are increasingly devoted to high-grade, short-term fixed income securities.

The Fund's subadviser, Trajectory Asset Management LLC ("Trajectory" or the "Adviser"), implements its proprietary strategy through a disciplined quantitative investment approach that seeks to maximize prospects for capital appreciation while attempting to preserve investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund on its Protected Maturity Date.

Generally, the Fund should be purchased only by investors who:

•  have a long-term investment horizon compatible with the Fund's Protected Maturity Date,

•  seek potential for capital appreciation but place a premium on capital preservation,

•  want a professionally managed and diversified portfolio, and

•  are not seeking current income through cash dividends.

The Fund is inappropriate as:

•  a means of "capturing" a Protected High Watermark Value that exceeds today's NAV. The protected "yield" that a new investor would earn would generally be inferior to Treasury bonds of like duration. If this were not the case, then the Early Closure Condition provision in the Master Agreement (as discussed on page 9) would require that the Fund be closed to new investors. This is true even in periods of rising interest rates, when the disparity between current NAV and the Protected High Watermark Value may be pronounced.

•  a short-term investment, despite the Fund's daily liquidity, since interim losses in value are not protected.

•  an equity substitute, since the Fund's equity exposure is limited and generally declines over time.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

3

Fund Highlights: 2020 High Watermark Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. You could lose money on an investment in the Fund.

The principal risks of an investment in the Fund involve opportunity costs, interim redemption risk (i.e., the risks associated with redemption prior to the Fund's Protected Maturity Date), and early closure or early termination risk, as well as the risks associated with exposure to the equity and fixed income markets.

Opportunity Costs. Opportunity costs involve the likelihood that the Fund's equity exposure drops to a low level or is eliminated altogether during periods of low interest rates or declining equity markets. This would reduce the Fund's ability to participate in upward equity market movements and, therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities. In addition, the terms of the Master Agreement prescribe certain investment parameters within which a Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement. Accordingly, the Master Agreement could limit the Adviser's ability to alter the allocation of Fund assets in response to changing market conditions. The terms of the Master Agreement could require the Fund to liquidate an equity index futures position when it otherwise would not be in the shareholders' best interests. Under certain circumstances, the Master Agreement may also require all of the Fund's assets to be invested in fixed income securities.

Interim Redemption Risk. Investors can realize significant losses if they redeem their shares before the Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to the Fund's Protected Maturity Date and the actual NAV of Fund shares on the date of redemption. This shortfall could be more pronounced in an environment of rising interest rates or a declining stock market.

Early Closure Risk. An Early Closure Condition is a circumstance where the Adviser allocates all of the Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments. If an Early Closure Condition occurs in the judgment of the Adviser, the Fund will close to new investments, though a new fund with the same Protected Maturity Date may be established to accept new contributions.

Early Termination Risk. Under the Master Agreement, if certain low interest rate conditions occur and the Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If the Fund terminates early under these circumstances, the Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. If the Fund was to terminate before the Fund's Protected Maturity Date (an Early Fund Termination) and the Trust's Board of Trustees determine to liquidate the Fund, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses.

Risk of Exposure to Both Equity and Fixed Income Markets. Because the Fund participates in both the equity and debt markets, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when stocks are out of favor.

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year, and compares the Fund's average annual returns, before and after taxes, to those of the Dow Jones Target Maturity 2020 Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850 x6003.

4

2020 HIGH WATERMARK FUND  (CLASS I)

During the seven-year period shown in the Bar Chart, the highest return for a quarter was 12.41% (quarter ended 9/30/11) and the lowest return for a quarter was -7.14% (quarter ended 3/31/08).

	Average Annual Total Returns (as of the periods ended December 31, 2012)
	Past One Year	Past Five Years	Since Inception (2/18/05)
Return Before Taxes	-2.16%	-0.73%	2.95%
Return After Taxes on Distributions	3.32%	0.07%	1.84%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.77%	0.26%	2.04%
Dow Jones Target Maturity 2020 Index	10.24%	4.58%	5.67%

(1)  When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class I. After-tax returns for other classes will vary.

5

Fund Highlights: 2020 High Watermark Fund

INVESTMENT ADVISER AND SUBADVISER

The Fund's investment adviser is SunAmerica Asset Management Corp. ("SunAmerica" or the "Manager"). The Fund's subadviser is Trajectory Asset Management LLC.

PORTFOLIO MANAGERS

The Fund is managed by the Adviser's team of portfolio managers led Juan M. Ocampo.

Name	Portfolio Manager of the Fund Since	Title
Juan M. Ocampo	2004	President at Trajectory
Kim H. Erle	2004	Managing Director at Trajectory
Marita Ben Ari, CFA	2005	Vice President at Trajectory

PURCHASE AND SALE OF FUND SHARES

The Fund no longer accepts orders to buy shares from new investors or existing shareholders. The Fund will, however, continue to accept reinvestments of dividends and capital gains distributions from existing investors.

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.safunds.com.

For important information about tax information and financial intermediary compensation, please turn to "Important Additional Information" on page 7 of the Prospectus.

6

Important Additional Information

TAX INFORMATION

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7

Shareholder Account Information

DISTRIBUTION AND SERVICE FEES

Class I Shares are not subject to distribution and account maintenance fees. However, SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES

The Fund no longer accepts orders to buy shares from new investors or existing shareholders. The Fund will, however, continue to accept reinvestments of dividends and capital gains distributions from existing investors.

Class I shares of the Fund are offered to the following:

•  A retirement plan (or the custodian for such plan) with aggregate fund assets of at least $5 million within the first 13 months;

•  A client of a broker-dealer or registered investment adviser that both recommend the purchase of fund shares and charge such client an asset-based fee with fund assets of at least $5 million within the first 13 months;

•  An investor who invests at least $5 million in one Fund within the first 13 months; and

•  An investor that participates through an annuity contract or variable life policy with an insurance company with aggregate fund assets of at least $5 million within the first 13 months.

Inquiries regarding the purchase, redemption or exchange of Class I shares or making or changing of investment choices should be directed to your financial adviser or plan administrator.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended ("the PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order and it therefore cannot be processed. Your application and any check or other deposit that accompanied will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time of receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If the Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account redeemed at the net asset value next calculated after the fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with you tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealer, brokers, financial advisers or other financial institutions (collectively, "Financial Institutions" or "Financial Intermediaries") may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Fund (toll free) at (800) 858-8850. If you invest in a Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about its applicable fees.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for the Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. Securities for which market quotations are readily available are valued at their

8

market price as of the close of regular trading on the NYSE unless, in accordance with pricing procedures approved by the Fund's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Buy and sell prices. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive the NAV.

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading ("Fund business day"). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in "good order" when a Fund, SACS or its agent receives all required information, including properly completed and signed documents. If the Fund, SACS or its agent receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund, SACS or its agent receives your order after that time, you will receive the next business day's closing price.

Certain qualified Financial Institutions may transmit an Investor's purchase or redemption order to the Fund's Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund's shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously. The Fund and the Distributor reserve the right to reject any order to buy shares.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission ("SEC"). The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to Office of Foreign Assets Control ("OFAC") regulations; (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, each Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Fund for shares of the same class of any other retail fund distributed by SACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Fund at all times also reserves the right to restrict, or reject any exchange transactions, for any reason, without notice. For example, the Fund

9

Shareholder Account Information

may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade: (1) may interfere with the efficient management of the Fund's portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures' section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history in the Fund and in other SunAmerica Funds.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable fees.

Certificated shares. The Fund does not issue certificated shares.

Fund holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as "market timing," and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund's Board of Trustees has determined that the Fund should not serve as a vehicle for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund's Transfer Agent. While the Fund's expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund's prospectus, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, a Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents an the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transactions costs, administrative costs and taxes and/or impact Fund performance.

Market timing procedures. The Fund's procedures include committing staff of the Fund's shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund's investment objective, the size of the fund and the dollar amount of the transaction. In the event that such trading activity is identified, and the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into SunAmerica Funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

SACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund's market timing policies. In certain circumstances, a Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary's policy relating to short-term or excessive trading may be more or less restrictive that the Fund's policy.

The Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them

10

from blocking an account. In such instances, the insurance company may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Fund's procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Fund and its service providers seek to make judgments that are consistent with the interests of the Fund's shareholders. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of a Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Fund business day following receipt by the Fund.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Prospectuses, Annual, and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.safunds.com, and select the "Go Paperless" hyperlink (note: this option is only available to accounts opened through the Fund).

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Funds.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS or, you may receive amounts in cash if the amount is $10.00 or more and if you notify the Fund in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options.

Unless otherwise specified, all dividends and distributions will be automatically reinvested in additional full and fractional shares of a Fund. If you do not reinvest all of your dividends and capital gains distribution in the Fund, your aggregate Protected High Watermark Value will be reduced.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in a Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. By February 15 of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

Recent Regulations require the Funds to report to the IRS, and furnish to Fund shareholders, the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Funds will permit Fund shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Funds will use the average cost method with respect to that shareholder.

The dynamic exposure allocation process may increase turnover of a Fund's assets, which may result in the realization of additional gains by the Fund. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in Fund shares. Any gains from the Fund's investments in futures contracts will generally be treated as long-term capital gain to the extent of 60% of the gain and the remainder will generally be treated as short-term capital gain. Shareholders will also receive taxable distributions of net income from investments in fixed income securities even in situations where a Fund has capital losses from investments in the equity markets.

The determination of the tax character of any payment under the Master Agreement to the Fund as capital gain or ordinary income is not free from doubt under federal tax law. Each Fund intends to take the position that its right to receive the payment under the

11

Shareholder Account Information

Master Agreement is itself a capital asset, and that the payment in termination of this right gives rise to capital gain. Were the Internal Revenue Service to challenge this position, it is believed that at least the portion of the payment attributable to capital losses previously realized by the Fund, and perhaps attributable to the Fund's unrealized capital losses, should be treated as capital gain. Any such gain would be offset by otherwise allowable capital losses, if any. To the extent that a Fund distributes the payment to its shareholders, a portion of the payment may constitute ordinary income to the shareholders, provided, however, because each Fund will terminate at the Protected Maturity Date, it is anticipated that the shareholders receiving the payment in exchange for their shares would be treated as receiving a return of capital to the extent of their basis in the shares of the Fund, and to the extent the payment exceeds basis, as having capital gain.

The Fund will invest in zero-coupon government securities and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund receives no actual interest payments on these securities, the Fund will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements if shareholders request cash distributions.

Remember, there may be taxes on transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of capital can occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

The IRS Form 1099 that typically is mailed to you by January 31 details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund.

By law, the Fund must withhold 28% (currently scheduled to increase to 31% after 2012) of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Funds under all applicable laws.

12

More Information About the Fund

INVESTMENT GOALS

The Fund seeks capital appreciation to the extent consistent with preservation of capital investment gains in order to have an NAV on its Protected Maturity Date at least equal to the Protected High Watermark Value. The Fund seeks high total return as a secondary objective. The investment goals of the Fund may be changed without shareholder approval, although you will receive notice of any change.

THE PAYMENT UNDERTAKING

The Fund's Payment Undertaking provides that if you hold your Fund shares until the Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the Fund reaching this value, and any extraordinary expenses, and increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value. Even if the Fund is itself unable to meet the Payment Undertaking on the Protected Maturity Date, the Fund can rely on the Master Agreement which provides that PGF will pay the amount of any shortfall between the Fund's Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met.

More specifically, Protected High Watermark means, with respect to each share class, the higher of the initial NAV of a share and the NAV for a share on the date a share of that class is first issued. Thereafter, on each date on which NAV is calculated (a "Share Valuation Date"), the Protected High Watermark Value for a share of that class will be reset to equal the greater of (I) the NAV for a share on that Share Valuation Date or (II) the Protected High Watermark Value for a share for the immediately prior Share Valuation Date less the sum of (A) the product obtained by multiplying (i) the share distribution amount (recorded on that date if the Share Valuation Date is an ex-dividend date) for shares of that class, if any, by (ii) a ratio equal to the Protected High Watermark Value for a share on the immediately preceding Share Valuation Date divided by the sum of (a) NAV on that Share Valuation Date and (b) the share distribution amount, if any, declared on that Share Valuation Date, plus (B) extraordinary expenses per share, if any, accrued or paid on that Share Valuation Date (to the extent there was no prior accrual for this expense).

PROTECTED HIGH WATERMARK VALUE

The Protected High Watermark Value on a per share basis is reduced by dividends and distributions paid; a shareholder who reinvests dividends and distributions, however, receives additional shares that maintain his or her aggregate Protected High Watermark Value. A shareholder's aggregate Protected High Watermark Value may be reduced, as more fully explained in this Prospectus:

•  If the shareholder takes any dividends or distribution in cash instead of reinvesting them in additional shares of the Funds;

•  If he or she redeems any shares before the Protected Maturity Date;

•  If there are extraordinary expenses incurred by the Fund;

•  If the Funds' investment strategy otherwise is unsuccessful, or if the manager, the Fund or the Adviser fails to perform certain obligations under the Master Agreement;

•  If both PGF and Prudential Financial fail to meet their obligations under the Master Agreement;

•  If there is an early termination of the Master Agreement; or

•  If there is an automatic conversion from Class C Shares to Class A Shares.

HOW IS THE PROTECTED HIGH WATERMARK VALUE DETERMINED?

Below are several illustrations indicating how the Protected High Watermark Value would be calculated under different circumstances. These examples relate to Class I shares. These examples start with the following assumptions:

Shares Purchased: Class I shares of the 2020 High Watermark Fund

Amount of Purchase: $20,000

Net Asset Value at Time of Purchase: $10.00 per share

Public offering price per share: $10.00

Total number of shares purchased: 2000 ($20,000/$10.00 per share = 2000 shares)

13

More Information About the Fund

Other Assumptions: You hold your shares until the Protected Maturity Date and if the Fund's investment strategy is otherwise unsuccessful, there is no default in connection with the Master Agreement by either the Fund or PGF (and Prudential Financial).

Example 1: The Fund's highest NAV attained is $11.00 per share and no dividends or distributions are paid after that value is reached.

You will receive $22,000.00, which is equal to the Protected High Watermark Value times the number of shares that you own ($11.00 x 2000 = $22,000). This amount would be paid whether the Fund's highest NAV (Protected High Watermark Value) is reached before or after you purchase your shares.

Example 2: Make the same assumptions as in example 1, except that the Fund's NAV reaches its highest point of $10 per share on the date of your purchase, then declines to $9.00 per share and no dividends or distributions are paid by the Fund after this date.

The amount payable to you upon redemption at the Protected Maturity Date would be $20,000 (2,000 x $10.00), the value of the shares you purchased, even though the Fund's NAV has gone down subsequently.

The following examples illustrate that if you reinvest your dividends and distributions in additional shares of the Fund, the Protected High Watermark Value per share will decline as dividends and distributions are paid out, but this decline will be offset by the increase in the number of shares you own as a result of your reinvestment. If you do not reinvest your dividends and distributions in additional shares of the Fund, your aggregate High Watermark Value will be reduced. If you redeem your shares prior to the Protected Maturity Date, you will not be entitled to receive the Protected High Watermark Value on those shares. If you redeem shares, you will then hold fewer shares at the then-current Protected High Watermark Value, thereby reducing your aggregate Protected High Watermark Value. A redemption made from the Fund prior to the Protected Maturity Date will be made at the Fund's then-current NAV, which may be lower than the Protected High Watermark Value.

Example 3: Same assumptions as above, except that the Fund's highest NAV reaches $12.50 per share. It subsequently declines to $12.00 per share and on the Share Valuation Date, a $1.00 dividend per share is declared, which you decide to reinvest. Thus, on the Share Valuation Date, the NAV per share is $11.00 (remember the dividend is paid out of Fund assets $12.00 - $1.00 = $11.00).

To recalculate the new Protected High Watermark Value per share:

1.  The new Protected High Watermark Value is the greater of $11.00 per share or the following:

2.  High Watermark Value immediately prior to the Share Valuation Date ($12.50)

3.  Less the sum of (A) the product obtained by multiplying (i) the share distribution amount ($1.00) by (ii) a ratio equal to the Protected High Watermark Value per share immediately preceding the Share Valuation Date ($12.50) divided by a sum of (a) NAV on the Share Valuation Date ($11.00) and (b) the share distribution amount on the Share Valuation Date ($1.00) plus extraordinary expenses, if any ($0.00): $1.00 x $12.50/($11.00+$1.00) = $1.04167

4.  Item 2 minus Item 3: $12.50 - $1.04167 = $11.46.

Because $11.46 is greater than the NAV on the Share Valuation Date ($11.00), $11.46 becomes the new Protected High Watermark Value.

In addition, the reinvestment of the $1.00 dividend allows you to purchase an additional 181.818 shares: 2,000 (shares owned) x 1.00 per share dividend /$11 (NAV) = 181.818 (additional shares purchased) bringing your total shares owned to 2000 + 181.818 = 2,181.818.

Consequently, the new AGGREGATE Payment Undertaking Amount to you is now 2,181.818 x $11.46 = $25,003.63.

Example 4: You elect to receive Fund dividends and distributions in cash. We will use the same assumptions in Example 3 above, except that you elect to receive dividend in cash.

To recalculate your aggregate Protected High Watermark Value:

1.  Determine the value of your dividend: 2,000 shares x $1.00 = $2,000.00.

2.  Determine the new Protected High Watermark Value: $11.46.

3.  Recalculate the new AGGREGATE Payment Undertaking: $11.46 (new Protected High Watermark Value) x 2,000 (because you will receive the dividend in cash rather than additional shares, the number of Fund shares you own remains at 2,000.) = $22,920.00 (This amount is $2,083.63 less than the value of the AGGREGATE Payment Undertaking if you reinvested the dividend which accounts for the cash value that you chose to take currently, $2,000.00.) Thus if you do not reinvest dividends, the value of the AGGREGATE Payment Undertaking will be reduced by the an amount related to the amount that you remove

14

from the Fund. If the Fund's NAV immediately prior to the dividend is less than the Protected High Watermark Value per share and you do not reinvest your dividend, the value of the dividend in cash would be less than the High Watermark value of the shares received through the reinvested dividends by an amount equal to the difference between the NAV and the Protected High Watermark Value per share.

Although you can perform this calculation yourself, the Fund will recalculate the Protected High Watermark Value for each share class on each Fund business day and will publish it on the SunAmerica website —www.safunds.com—together with the current NAV. It is possible that the Fund's calculations may differ from a shareholder's calculation, for example, because of rounding or the number of decimal places used. In each case, the Fund's calculations will control.

HOW DOES THE FUND DIFFER FROM ORDINARY PRINCIPAL PROTECTED OR TARGET MATURITY/LIFESTYLE FUNDS?

Ordinary principal protected funds normally only offer protection on an investor's initial investment and provide no assurance of preserving investment gains. Moreover, those funds only offer their shares for a limited period and then close to new investments.

In contrast, the High Watermark Fund continuously offers its shares and provides the flexibility to make systematic investments over time targeted to chosen Protected Maturity Dates. More importantly, the Fund seeks to preserve investment gains and return the Protected High Watermark Value at the Protected Maturity Date — even if it was attained before the investor was a shareholder of the Fund.

Ordinary target maturity or lifestyle funds seek to tailor their portfolios' risk levels to suit their time horizons. As maturity approaches, these funds generally reallocate their portfolios (e.g., by reducing their portfolios' allocation to stocks and increasing their fixed income exposure, but reducing the duration of their fixed income securities) so as to reduce expected risk and consequently expected return.

The High Watermark Fund generally tailors its portfolios' risk level over time in a manner similar to ordinary target maturity or lifestyle funds. In contrast to ordinary target maturity or lifestyle funds, however, the High Watermark Fund seeks to preserve principal and investment gains at the Protected Maturity Date.

INVESTMENT STRATEGY

General

The Fund seeks to generate capital appreciation by maintaining exposure to U.S. equity markets, while also being invested in fixed income securities. Exposures to both markets are managed to minimize the risk of loss of principal and investment gains over the Funds' respective maturities and to become generally more conservative (that is, less exposed to equity markets) as the Fund's Protected Maturity Date approaches. Under normal market conditions, the Fund will initially seek significant equity exposures and relatively long duration fixed income exposures and will be managed such that, as the Protected Maturity Date approaches, Fund holdings are increasingly devoted to high-grade, short-term fixed income securities. This reduction of investment risk exposure over time is broadly typical of target maturity or lifecycle funds and is frequently considered to be appropriate for prudent investors who are investing to provide for retirement, education or other purposes that prescribe an investment time horizon.

This strategy involves initially purchasing a portfolio of government securities with maturities approximating to a Fund's Protected Maturity Date and investing the balance of the Fund's assets in money market instruments. The estimated future value of these fixed-income investments, reflecting the anticipated accretion in value from the bonds, exceeds the Fund's initial net assets, and provides an expected surplus value which can offset estimated potential losses that may result in the future from the Fund's equity market exposures. The Adviser's proprietary exposure allocation formulae employ this expected surplus value along with other factors to determine an Equity Risk Budget, which sets the Fund's maximum permitted equity exposure. To the extent of its Equity Risk Budget, a Fund achieves exposure to the equity market by purchasing S&P 500 Index futures and, at times, options on those futures. As gains are earned, they are reinvested in money market instruments, government securities, index futures and options in direct proportion to the Fund's existing portfolio. Losses on S&P 500 Index futures may reduce the Fund's Equity Risk Budget. Generally, proceeds from net new purchases of Fund shares are invested in government securities, money market instruments, and S&P 500 Index futures and options in direct proportion to the Fund's existing portfolio; net redemptions of Fund shares are generally met through liquidation of each respective portion of the Fund's portfolio holdings. The Fund's Equity Risk Budget is recalculated daily and can lead to daily changes in the Fund's exposure to fixed-income and equity markets.

The Funds may trade portfolio holdings actively, which could increase the Funds' transaction costs (thus affecting performance) and may increase your taxable distributions.

15

More Information About the Fund

PORTFOLIO CONSTRUCTION AND REBALANCING

The Fund's Adviser, Trajectory Asset Management LLC, uses disciplined quantitative investment formulae that seek to maximize the Fund's prospects for capital appreciation while preserving investment gains and controlling investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the Protected Maturity Date.

The Adviser employs the disciplined quantitative approach through a proprietary, computer assisted methodology to construct and rebalance the Fund's portfolio. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as government securities, but also the portfolio's notional exposures to equity markets via futures contracts and from time to time options contracts. The quantitative methodology evaluates a number of factors including, but not limited to:

•  The Fund's NAV as compared to its Protected High Watermark Value

•  The prevailing level of interest rates

•  Fund expenses

•  The current value of S&P 500 Index futures compared to their previous high-water value

•  Margin requirements relating to S&P 500 Index futures

•  The level of Fund holdings of money market instruments, including margin deposits

•  The length of time remaining until the Fund's Protected Maturity Date

Through this quantitative methodology, the Adviser determined the Fund's initial portfolio holdings of S&P 500 Index futures, government securities and money market instruments, and determines portfolio rebalancing requirements thereafter.

Under certain market conditions, the Adviser may collar a portion of the S&P 500 Index exposure by writing calls and buying puts. A collar is a trade that establishes both a maximum profit (the ceiling) and maximum loss (the floor) when holding the underlying asset. The premium received from the sale of the ceiling reduces that due from the purchase of the floor. Strike prices are often chosen at the level at which the premiums net out or generate net positive premiums to the Fund. An example would be: owning 100 futures contracts, while simultaneously selling a call, and buying a put. Under most market conditions, the Fund is rebalanced on each business day. In volatile markets, however, the Adviser may rebalance the Fund's exposure more frequently and execute intra-day trades. By rebalancing daily, the Adviser seeks to reallocate each day's gains so as to protect them until the Protected Maturity Date, along with initial capital and prior days' gains, which are similarly protected by portfolio rebalancing.

The quantitative methodology is calibrated to control investment risk, particularly the risk of a shortfall between the Protected High Watermark Value and the actual NAV per share of a Fund on the Protected Maturity Date, while maintaining equity market exposure over a broad range of market conditions. Targeted persistence of equity exposures is generally consistent with a target maturity or lifecycle fund. However, in the event of a significant decline in interest rates, or equity market values, or both, the methodology may significantly reduce or eliminate a Fund's equity exposure well before the Fund's protected maturity date, which could constitute an early closure condition, discussed below.

Equity Exposure. The Fund uses S&P 500 Index futures to generate equity market exposures. The S&P 500 Index is a stock market index comprising common stocks in the U.S. selected by Standard and Poor's Corporation ("S&P"). By buying these contracts, the Fund participates in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index. By holding futures contracts and holding them together with high grade fixed income securities, rather than shares of stock, the Fund seeks to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

The Fund intends to hold only S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The Fund does not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

The Equity Risk Budget for a Fund defines its maximum permissible equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk Budget sets the maximum permissible equity exposure for the Fund. It is determined mathematically by the Adviser, employing proprietary formulae that seek to limit the estimated maximum probable loss resulting from the Fund's exposure to equity markets to an amount which can be recouped by the future accretion of value in the Fund's fixed income portfolio, so that the Fund's expected NAV at maturity is greater than its Protected High Watermark Value. Generally, the Equity Risk Budget will drop to zero if the estimated future value of the Fund's fixed income portfolio (including margin deposits and other cash equivalent holdings) at the Fund's Protected Maturity Date, less an estimated probable maximum loss on the Fund's equity exposure, drops to a level that is equal to the Protected High Watermark Value of the Fund.

Notional Exposure is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

16

The 2020 High Watermark Fund will cap its notional exposure to the equity markets at approximately 95% of current net assets.

The Fund's investments in S&P 500 Index futures are fully covered by high-grade fixed income securities. The Fund intends to maintain at least 100% coverage of notional equity exposures in the form of U.S. government securities and other high-grade fixed income securities.

Through the use of futures strategies, the Fund seeks to contain trading costs and expenses related to dynamic rebalancing. In employing these strategies, the Fund also seeks to earn higher aggregate cumulative interest income over the life of the Fund than would typically be available through a portfolio of comparable credit quality that generates its equity exposure through direct holdings of shares of stock.

Table 1 below shows the targeted notional equity exposure ranges, expressed as a percent of net assets, for the Fund. The Table includes an estimated range, as of the date of this Prospectus, of average notional equity exposures that the Fund might experience from the date of this Prospectus through its Protected Maturity Date on a time-weighted basis.

Table 1

Fund	Indicative Range of Targeted Average Notional Equity Exposures Over Time
2020 High Watermark Fund	0-50%

The target exposures shown in Table 1 are indicative only; actual exposures may differ significantly from these estimates. The average notional equity exposure that the Fund actually attains over time may be at or near the lower end of the range indicated in Table 1 if the Fund encounters significant equity market declines, low interest rates, or a combination of the two over its Investment Period. As of December 31, 2012, the actual notional equity exposure of the Fund was less than 1% of net assets. The Fund may collar the equity index futures position by purchasing puts and writing calls on a portion of the equity exposure.

Fixed Income Participation. Generally, all or nearly all of the assets in the fixed income portfolio will be invested in U.S. government securities and high-grade money market instruments. Initially the Fund will hold a fixed income portfolio composed of longer duration U.S. government securities and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.

The Fund's investment in U.S. government securities will generally, if not wholly, consist of zero-coupon government securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the government security will accrue and compound over the period until the Protected Maturity Date or the particular interest payment date at a rate of interest reflecting the market rate of the securities at the time of issuance. Zero-coupon government securities do not make periodic payment of interest and are highly interest rate sensitive.

Zero-coupon government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated either AAA by Standard & Poor's ("S&P") or Aaa by Moody's Investors Service ("Moody's"), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody's has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody's, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody's. Holdings of long-term securities issued by agencies or instrumentalities may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations if a Fund is in an Early Closure Condition, discussed below. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury. Short-term securities held by a Fund will be issued by issuers rated in the highest rating categories by S&P or Moody's.

17

More Information About the Fund

Table 2 below shows the ranges of targeted durations for the Fund's fixed income portfolios. The Table includes an estimated range, as of the date of this Prospectus, of average portfolio duration that the Fund might experience from the date of this Prospectus through its Protected Maturity Date on a time-weighted basis.

Table 2

Fund	Estimated Range of Targeted Fixed Income Portfolio Durations Over Time
2020 High Watermark Fund	5.0-8.0 years

The targeted average durations shown in Table 2 are indicative only; actual durations may differ significantly from these estimates due to changes in market conditions, particularly interest rates, and fixed income and equity market conditions over time.

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS

A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. This section discusses the risks associated with certain types of securities in which the Fund may invest and certain investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the Statement of Additional Information.

HOW RISKY IS THE FUND OVERALL?

The principal risks of an investment in the Fund involve opportunity costs, as well as the risks associated with exposure to the equities and fixed income markets. These risks are discussed in detail below.

Fund performance is significantly dependent upon the Adviser's skill in managing assets to implement the Fund's strategy. There is no assurance that a Fund's investment strategy alone will achieve its investment objective of fulfilling the Payment Undertaking.

If the Fund's investment strategy is unsuccessful, you can lose money if the financial condition of PGF and Prudential Financial deteriorates and they are unable to satisfy the Master Agreement with the Fund. It is also possible, though unlikely, that the Fund will not be able to satisfy its obligations under the Master Agreement and PGF and Prudential Financial are relieved of their obligations under the Master Agreement. As a result, the Fund may not be able to redeem your shares for the Protected High Watermark Value on the Protected Maturity Date. You also could lose money if, among other reasons, the Fund incurs extraordinary expenses, or if you redeem your shares prior to the Protected Maturity Date.

OPPORTUNITY COSTS

If at any time during the Investment Period interest rates are low, a Fund's exposure may be largely limited to fixed income securities in order to decrease the likelihood that a payment would be required under the Payment Undertaking. In addition, if the equity markets experience a major decline, the Fund's exposure may become largely limited to fixed income securities. In fact, if the value of the equity index futures portfolio were to decline by a significant amount, a complete allocation to fixed income exposure would likely occur. In the event of an allocation of 100% of the portfolio exposure to fixed income securities, the Fund would likely lose exposure to the equity markets prior to the Protected Maturity Date. In this circumstance, the Fund may not participate meaningfully in any subsequent recovery in the equity markets.

In addition, the terms of the Master Agreement prescribe certain investment parameters within which a Fund must be managed during the Investment Period to preserve the benefit of the Master Agreement. Accordingly, the Master Agreement could limit the Adviser's ability to alter the allocation of Fund assets in response to changing market conditions. The terms of the Master Agreement could require the Fund to liquidate an equity index futures position when it otherwise would not be in the shareholders' best interests.

Use of fixed income securities reduces the Funds' ability to participate as fully in upward equity market movements, and therefore, represents some loss of opportunity compared to a portfolio that is fully invested in equities.

RISK OF INTERIM REDEMPTION

Investors can realize significant losses if they redeem their shares before a Fund's Protected Maturity Date due to the possibility of a shortfall between the Protected High Watermark Value that investors earn if shares are held to maturity and the actual NAV of Fund shares.

18

EARLY FUND TERMINATION

If a Fund's portfolio were to terminate before the Fund's Protected Maturity Date and the Trust's Board of Trustees determined to liquidate the Fund, an investor would have to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which could involve transaction expenses.

INTEREST RATE RISK

Debt securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. In addition, the market value of zero-coupon securities (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically.

ZERO-COUPON SECURITIES

Federal tax law requires that a holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because a Fund must distribute substantially all of its net income (including non-cash income attributable to the accretion of value of zero-coupon securities) to its shareholders each year for income and excise tax purposes, this accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders.

CREDIT RISK

Commercial paper and other high quality short-term notes held by the Funds are promissory notes of private issuers that depend solely on the credit of the issuing company. Securities directly issued by the U.S. Treasury and certain U.S. government agencies that are backed by the full faith and credit of the U.S. government have little credit risk. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. All U.S. government securities may be subject to price declines due to changing interest rates.

USE OF FUTURES

While the use of futures contracts by the Fund can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin. In addition, although the Fund intends to purchase or sell futures contracts on the Chicago Mercantile Exchange where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where the Fund would not be able to close a futures investment position when it wanted to do so.

TRANSACTION COSTS

The dynamic exposure allocation process results in additional transaction costs such as dealer spreads and charges incurred from futures commission merchants. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, the dynamic exposure allocation strategy may require the Fund to have a higher portfolio turnover rate. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

U.S. GOVERNMENT SECURITIES

Some U.S. government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

FUND SUITABILITY

If you may need access to your money at any point prior to the Protected Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the Fund. Investors who redeem before the

19

More Information About the Fund

Protected Maturity Date will receive the current NAV of their investment, which may be less than either the Protected High Watermark Value or their initial investment.

While you may redeem your shares in accordance with the policies described under "Transaction Policies," shareholders who do not reinvest their distributions or dividends will reduce their aggregate Protected High Watermark Value and shareholders who redeem prior to the Protected Maturity Date will bear the cost of the Master Agreement without receiving any corresponding benefit. As explained in the examples on pages 18-20, if you reinvest your dividends and distributions, the number of shares you own in a Fund will increase at each date on which a dividend or distribution is paid and the Protected High Watermark Value will decrease so that your overall aggregate Protected High Watermark Value will not change. However, if you fail to reinvest dividends or distributions or you redeem Fund shares, your overall aggregate Protected High Watermark Value will decrease because you will have fewer shares multiplied by the applicable Protected High Watermark Value.

RISKS ASSOCIATED WITH THE MASTER AGREEMENT

If the NAV of a Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the Funds' ability to meet the Payment Undertaking.

CONTRACTUAL RESTRICTIONS UNDER THE MASTER AGREEMENT

The Fund is subject to conditions of the Master Agreement that require the Adviser to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the Fund's assets will be insufficient to allow a Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date. Accordingly, the Master Agreement could limit the Adviser's ability to respond to changing market conditions. If the Adviser fails to provide the required information to PGF or if the Adviser does not comply with the agreed-upon investment parameters or other requirements in the Master Agreement and fails to cure such deficiency within specified cure periods, PGF may terminate the Master Agreement (as described below) or exercise its right to instruct the Fund's custodian to immediately rebalance the Fund's portfolio so that it complies with the investment parameters. Compliance with these investment parameters may require that the Fund's assets be invested exclusively in fixed income securities, in which case a Fund's ability to participate in upward equity market movements could be eliminated.

RISK OF CANCELLATION OF THE MASTER AGREEMENT

While the Adviser intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

EARLY CLOSURE CONDITIONS

If the Fund has irrevocably allocated its assets to the fixed income portfolio, it will close to new share issuances. A new Fund may be formed with the same Protected Maturity Date to accept new contributions. The Manager and the Adviser have contractually agreed to reduce their respective fees in the event that a Fund becomes completely and irreversibly invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the Fund's fixed income securities, and the Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Trust's Board of Trustees will consider appropriate action under all of the circumstances as described below. PGF may, however, permit the Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

The Manager may from time to time voluntarily waive a portion of its fees in order to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time.

20

EARLY FUND TERMINATION CONDITIONS

Under the Master Agreement, if certain low interest rate conditions occur and the Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If a Fund terminates early under these circumstances, the Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. Thereafter, the Trust's Board of Trustees will consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark strategy.

Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds or other action following a Protected Maturity Date or Early Fund Termination.

21

More Information About the Fund

GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Capital Appreciation is growth of the value of an investment.

A Derivative Instrument is a contract, such as an option or future, whose value is based on the performance of an underlying financial instrument.

The Dow Jones Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three/AMBAC bond indexes and the one-to-three months T-bill index. You may not invest directly in the Dow Jones Target Maturity 2020 Index and, unlike the Fund, this index does not incur fees and expenses.

An Early Closure Condition is a circumstance where the Adviser allocates all of a Fund's assets to fixed income securities and/or the yield on the fixed income portfolio is insufficient to cover the Fund's operating expenses in which case the Fund will close to new investments.

An Early Fund Termination is a circumstance where the Fund will terminate by accelerating its Protected Maturity Date if ALL of the following circumstances happen: (i) if the Fund's Equity Risk Budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (iii) the Fund has a portfolio yield less than total Fund operating expenses. Thereafter, the Board of Trustees of the Trust would consider appropriate action under all of the circumstances. Also, the Board of Trustees of the Trust or PGF can terminate the Fund under certain circumstances.

Equity Exposure means investing a portion of the Fund's assets in S&P 500 Index futures to generate equity market exposures. By buying these contracts, the Fund participates in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.

The Equity Risk Budget for a Fund defines its maximum permissible equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk Budget sets the maximum permissible equity exposure for the Fund.

Extraordinary Expenses means any Fund fees and expenses that are not incurred or accrued in the ordinary course of the Fund's business (including for example, all costs of defending or prosecuting any claim, or litigation, to which the Fund is a party, together with any amounts in judgment, settlement or indemnification expense incurred by the Fund) or any other non-recurring, non-operating expenses.

Fixed Income Participation means investing a portion of the Fund's assets in U.S. government securities and high-grade money market instruments, including zero-coupon government securities and STRIPS.

Fixed Income Securities provide consistent interest or dividend payments. They include U.S. government securities. A high-quality fixed income security is rated in the highest ratings category by a debt rating agency (or is considered of comparable quality by the Adviser).

Futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

The Investment Period for Class I of the Fund commenced on February 17, 2005 and ends on the Fund's Protected Maturity Date. At the end of the Investment Period, the Board of Trustees of the Trust would consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark Strategy. During its Investment Period, the Fund will make continuous public offerings of its shares. Under certain limited circumstances, the Fund may close to new investments or liquidate altogether prior to its scheduled Protected Maturity Date.

22

The Master Agreement is the agreement between the Fund and Prudential Global Funding, under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share of the Fund's Protected Maturity Date, provided certain conditions are met.

Money Market Instruments include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers' acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

Net Asset Value, or NAV, is the value of the Fund's assets minus all liabilities divided by the number of shares outstanding. The Fund calculates its NAV each business day.

Notional Exposure is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

The Fund's Payment Undertaking is the undertaking by the Fund to pay the Protected High Watermark Value on the Protected Maturity Date.

Preservation of Principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

The Protected High Watermark Value for the Fund is the highest net asset value per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution.

The Protected Maturity Date is the date on which the Fund's shareholders are entitled to receive their aggregate Protected High Watermark Value.

Repurchase Agreements are agreements in which the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months.

S&P 500 Index is a stock market index comprised of common stocks in the U.S. selected by S&P.

S&P 500 Index Futures are legally binding agreements for the future sale by one party and purchase by another party of a specified amount of the S&P 500 Index for a specified price on a designated future date. A futures contract is part of a class of instruments called derivatives, so named because these instruments derive their value from the worth of the underlying investments.

STRIPS (Separate Trading of Registered Interest and Principal of Securities) are separately traded interest or principal components of securities issued or guaranteed by the U.S. Treasury. Under the STRIPS program, the interest and principal components of these securities are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A Zero-Coupon Security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

Zero-Coupon Government Securities are: (i) securities issued or guaranteed by the U.S. Treasury or other government sponsored agency or instrumentality that have been stripped of their unmatured interest coupons and receipts; (ii) certificates representing interest in such stripped debt obligations or coupons; or (iii) zero-coupon government securities that are originally issued at a discount from their face value (original issue zeros). Zero-coupon government securities do not require periodic payment of interest and are highly interest rate sensitive. The difference between what you pay for a zero-coupon government security and what it pays at maturity is the amount of interest earned, assuming the zero-coupon government security is held until maturity.

23

More Information About the Fund

RISK TERMINOLOGY

Active Trading: The Fund may engage in frequent trading of portfolio holdings to achieve its investment goal. In addition, because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater other transaction costs, which will be borne directly by the Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

Bond Market Volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Default Risk: The risk that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. In these circumstances, Fund shareholders could receive an amount less than the Protected High Watermark Value.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Early Termination Risk. The principal risk of Early Fund Termination is that, if thereafter the Trust's Board of Trustees determines to liquidate the Fund, an investor will need to locate an alternative investment for his or her assets until the otherwise scheduled Protected Maturity Date, which may involve transaction expenses.

Equity Risk: The risk that the equity market may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

Interest Rate Risk: The market value of the interest-bearing debt securities held by the Fund is subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. Zero-coupon bonds, including STRIPS, longer term and lower coupon bonds tend to be more sensitive to changes in interest rates. As a result, an investment in the Funds is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity.

Interim Redemption Risk: The risk that investors can realize significant losses if they redeem their shares before maturity, particularly if they need to sell their shares when the Fund's Protected Maturity Date is still a long way off.

Opportunity Cost: The difference in return between a chosen investment and one that is passed up. Investment in fixed income securities during the Investment Period reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that invests principally in equity securities.

Securities Selection: A strategy used by the Fund, or securities selected by its Adviser, may fail to produce the intended return.

Yield Shortfall Risk: The risk that portfolio yield drops below the Fund's expense ratio and the Fund would have to use capital (i.e., NAV) to cover its expenses.

24

Fund Management

FUND MANAGEMENT

Manager. SunAmerica Asset Management Corp. ("SunAmerica" or "Manager") supervises the daily business affairs of the Fund and provides various administrative services to the Fund. SunAmerica has delegated portfolio management responsibilities to the Adviser.

SunAmerica was organized in 1982 under the laws of Delaware, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and managed, advised or administered approximately $50.2 billion as of December 31, 2012. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust. Pursuant to an Investment Advisory and Management Agreement, the Fund will pay SunAmerica a management fee at the annual fee of 0.65% of average daily net assets. If the Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the Investment Period. For the fiscal year ended October 31, 2012, the 2020 High Watermark Fund paid SunAmerica a management fee of 0.65%.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory and Management Agreement and Subadvisory Agreement of the Fund is available in the Fund's Annual Report to shareholders for the period ended October 31, 2012.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Fund in the amounts set forth in the Fund's Statement of Additional Information ("SAI") and as described in the footnotes to the Expense Tables of this Prospectus. SunAmerica also may voluntarily waive or reimburse additional amounts, including to increase the investment return to a Fund's investors or in order to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. Further, any waivers or reimbursements made by SunAmerica are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund's financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

Please see additional information on the distribution-related payments made by SunAmerica under "Distributor" on page 26.

Adviser. Trajectory Asset Management LLC was organized in 2003 under the laws of Delaware and its principal offices are at 150 East 52nd Street, 7th Floor, New York, NY 10022. The Fund is managed by a team of investment professionals who are employed by the Adviser.

The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates for the Fund. SunAmerica may terminate any agreement with the Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated advisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated advisers for new or existing Funds, change the terms of particular agreements with unaffiliated advisers or continue the employment of existing unaffiliated advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with an adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any adviser changes. The order also permits the Fund to disclose the Adviser's fees only in the aggregate for the Fund.

The Adviser's fee will be 43% of the net management fees after reimbursements paid to SunAmerica. SunAmerica has agreed to pay the Adviser a minimum fee (the "Minimum Fee") equal to 0.25% and 0.20% of the average daily net assets with respect to the Fund. The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and the Adviser, subject to approval by the Board of trustees, including a majority of the Independent Trustees. For the fiscal year ended October 31, 2012, SunAmerica paid Trajectory a fee of 0.25% and 0.20% of average daily net assets with respect to the Fund. Payments to the Adviser for its services are made by SunAmerica, not by the Fund.

25

Fund Management

The Funds are managed by the Adviser's team of portfolio managers led by Juan M. Ocampo. Additional information about the portfolio managers compensation, other accounts under management and ownership of each Fund's shares, is contained in the SAI. The portfolio managers are described below:

Juan M. Ocampo
President

Prior to founding Trajectory Asset Management LLC and its parent company Demand Insights LLC, Mr. Ocampo served as a Partner of McKinsey & Company, Mitchell Madison Group (and its successor, marchFIRST), and as a Managing Director of Securitas Capital, a private equity investment fund jointly funded by Credit Suisse and Swiss Re. Mr. Ocampo is co-author of the book Securitization of Credit, published by John Wiley and Sons, and author of articles published in the Journal of Applied Corporate Finance and the McKinsey Quarterly. Mr. Ocampo is a graduate of the Massachusetts Institute of Technology and he received an MBA from Harvard Business School.

Kim H. Erle
Managing Director

Prior to founding Trajectory Asset Management and its parent company Demand Insights LLC, Ms. Erle was a Partner of marchFIRST, the successor firm of Mitchell Madison Group. Ms. Erle has also held positions at Bloomberg LP and at Salomon Brothers. Ms. Erle is a graduate of the Operations Research and Industrial Engineering program at Cornell University (with honors). She holds an MA in International Affairs and Economics from the Johns Hopkins School of Advanced International Studies, and an MBA (with honors) in Finance from Columbia Business School.

Marita Ben Ari, CFA
Vice President

Ms. Ben Ari is a Vice President at Trajectory Asset Management LLC, where her responsibilities include portfolio management and quantitative investment research. Ms. Ben Ari holds Bachelor and Master's degrees from Tel Aviv University in the field of Industrial Engineering and Management, where she graduated first and second in her class respectively. She served for three years as an officer in the Israeli Defense Forces.

Distributor. SACS distributes each Fund's shares. SACS, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares (which are offered in a separate prospectus); (ii) additional compensation with respect to the sale of Class A or Class C shares (which are offered in a separate prospectus), as well as Class I shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the FINRA. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, the SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, the Manager, SACS or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing or promotional services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by the Adviser. In some circumstances, those type of payments may relate to one or more Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

26

Financial Institution Compensation. If you purchase the Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution's website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Payments by the Manager are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources.

Servicing Agent. SunAmerica Fund Services, Inc. ("SAFS" or the "Servicing Agent") assists the Fund's transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class I shares.

SunAmerica, the Distributor and Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

Prudential Financial and PGF. Prudential Financial is one of the largest financial services institutions in the United States. Prudential Financial provides a wide range of insurance, investment management and other financial products and services and has more than 15 million individual and institutional customers in the United States and over 30 other countries.

PGF was established in 1985 and is an indirect subsidiary of Prudential Financial. PGF serves as a central processing point for all proprietary over-the-counter derivative transactions within the Prudential Financial family and enters into a wide range of derivative instruments. Given the breadth of Prudential Financial's activities domestically and internationally, PGF interfaces frequently with the numerous business units within the firm to facilitate business. The many functions of PGF include:

•  Providing derivative strategies to enhance product line sales and investments.

•  Centralizing all over-the-counter derivative trading, credit and operational risk.

•  Supporting Prudential Financial's debt issuance programs.

•  Engineering new products for Prudential Financial's retail and institutional client base.

•  Providing structured notes to qualified institutional buyers via Prudential Funding Corporation's Medium Term Note Program.

•  Hedging, within prescribed limits, Prudential Financial's foreign currency risk arising from investments in foreign subsidiaries.

The performance of PGF's obligations with respect to the Master Agreement is guaranteed by Prudential Financial. Prudential Financial's long-term senior debt is rated Baa2 (Moody's)/A (S&P) as of February 6, 2013.

Under the Master Agreement, the Fund pays PGF a fee of 0.35% of average daily net assets. Since this fee rate is specific to each Fund's Master Agreement, if the Master Agreement were terminated with respect to a Fund and the Trust entered into a new master agreement, the fee payable under the new agreement may be higher than 0.35%. Any increase in the fee payable would be borne by the Fund.

27

Financial Highlights

The Financial Highlights table for the Fund is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

Period Ended	Net Asset Value beginning of period	Net Invest- ment income(1)	Net gain (loss) on investment (both realized and unrealized)	Total from invest- ment operations	Dividends from net Invest- ment income	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expense to average net assets(3)	Ratio of net investment income to average net assets(3)	Portfolio Turnover
	2020 HIGH WATERMARK FUND
	Class I
10/31/08	$12.05	$0.25	$(3.31)	$(3.06)	$(0.41)	$(0.79)	$(1.20)	$7.79	(27.97)%	$10,457	1.18%	2.53%	50%
10/31/09	7.79	0.17	0.50	0.67	(0.20)	—	(0.20)	8.26	8.66	12,497	1.12	2.15	14
10/31/10	8.26	0.20	0.71	0.91	(0.17)	—	(0.17)	9.00	11.34	16,020	1.06	2.37	0
10/31/11	9.00	0.23	0.48	0.71	(0.21)	—	(0.21)	9.50	8.30	17,141	1.01	2.62	0
10/31/12	9.50	0.23	0.47	0.70	(0.23)	—	(0.23)	9.97	7.47	16,415	0.95	2.38	0

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load, but does include expense reimbursements.

(3)  Net of following expense reimbursements and custody credits, if applicable (based on average net assets):

	10/31/08	10/31/09	10/31/10	10/31/11	10/31/12
2020 High Watermark Fund Class I	0.59%	0.64%	0.70%	0.76%	0.80%

28

[This Page Intentionally Left Blank]

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Funds is contained in the financial statements and portfolio holdings in the Funds' annual and semi-annual reports. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information. The SAI contains additional information about the Funds' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Funds by contacting SAFS at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.safunds.com and click on "Shareholder Services and Account Information."

•  View your account and portfolio balance(s)

•  View the transaction history of your account(s)

•  See the net asset value of the Fund(s) you own

•  Perform financial transactions (some limitations apply)

•  Update account information (some limitations apply)

•  Access year-to-date tax summary information

•  View the dealer information on your account(s)

For Broker/Dealers: You can view your clients' account information online by visiting our website at www.safunds.com and clicking on the "Financial Professionals" link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and annual reports by visiting our website at www.safunds.com and clicking on "Shareholder Services and Account Information," and then the "Go Paperless" option to complete the consent form. Why Go Paperless?

•  Immediate receipt of important Fund information

•  Elimination of bulky documents from personal files

•  Reduction of the Fund's printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us on line if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other Information about the Funds is also available on the EDGAR Database on the SEC's website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to www.safunds.com

2

Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by:

SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

www.safunds.com

HIPRO – 2/13

SunAmerica
Alternative Strategies Fund

Prospectus

2013

www.safunds.com

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms; and

• Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

• SunAmerica receives your prior written consent;

• SunAmerica believes the recipient is your authorized representative;

• SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

• SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

February 28, 2013  PROSPECTUS

SUNAMERICA SPECIALTY SERIES

SunAmerica Alternative Strategies Fund

Class	Ticker Symbols
A Shares	SUNAX
C Shares	SUNCX
W Shares	SUNWX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND HIGHLIGHTS	2
SHAREHOLDER ACCOUNT INFORMATION	10
MORE INFORMATION ABOUT THE FUND	22
Investment Strategies and Techniques	22
Additional Information About the Fund's Risks	25
Glossary	30
Investment and Other Terminology	30
Risk Terminology	32
FUND MANAGEMENT	33
FINANCIAL HIGHLIGHTS	36

Fund Highlights

INVESTMENT GOAL

The SunAmerica Alternative Strategies Fund (the "Fund") seeks to achieve long-term total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 11 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 67 of the Fund's statement of additional information.

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses
Other Expenses of the Fund	0.33%	0.35%	0.49%
Other Expenses of the Subsidiary (including Subsidiary Management Fee)(2)	0.22%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement/(Recoupment)	1.91%	2.59%	1.73%
Fee Waiver(3)	0.22%	0.23%	0.23%
Fee Waiver and/or Expense Reimbursement/(Recoupment)(4)	—	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement/(Recoupment)(4)(5)(6)	1.69%	2.38%	1.52%

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See page 10 of the Prospectus for more information about CDSCs.

(2)  The Fund invests in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary has entered into a separate contract with SunAmerica Asset Management Corp. ("SunAmerica") for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of its net assets.

(3)  SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to SunAmerica by the Subsidiary (as described in footnote 2 above) ("Management Fee Waiver"). This waiver may not be terminated by SunAmerica and will remain in effect for as long as SunAmerica's contract with the Subsidiary is in place.

(4)  Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% for Class A shares, 2.37% for Class C shares and 1.52% for Class W shares. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

(5)  Any waivers or reimbursements made by SunAmerica (except the Management Fee Waiver) are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred.

(6)  The Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the table above for Class C shares exceed the contractual expense limitations shown in footnote 4 for these classes because they include Acquired Fund Fees and Expenses, whereas the contractual expense limitations are based on operating expenses and do not include Acquired Fund Fees and Expenses.

2

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SunAmerica Alternative Strategies Fund
Class A Shares	$737	$1,077	$1,440	$2,458
Class C Shares	$341	$742	$1,270	$2,716
Class W Shares	$155	$480	$829	$1,813

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
SunAmerica Alternative Strategies Fund
Class A Shares	$737	$1,077	$1,440	$2,458
Class C Shares	$241	$742	$1,270	$2,716
Class W Shares	$155	$480	$829	$1,813

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund's subadviser, Pelagos Capital Management, LLC (the "Adviser" or "Pelagos Capital®"), seeks to provide long-term total return by utilizing an actively managed quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. Government securities and other fixed income securities.

The Fund is designed to be a complement to an existing portfolio of equity and fixed income investments by serving as a core alternative investment component within an investor's portfolio and seeks to enhance a shareholder's overall portfolio efficiency (i.e., adding more return per unit of risk). The Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure, and by employing a managed futures strategy. The returns generated by this exposure are generally expected to provide a low correlation to the returns of equity and fixed income investments and as such, an investment in the Fund may provide investors with a way to achieve diversification in their overall portfolio. The Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities and hedge funds. The Fund may also hold investments through the managed futures strategy that may fluctuate significantly in value over short periods of time. Investors should consider buying shares of the Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the Fund should be willing to assume the greater risks of potentially significant short-term share price fluctuations because of the Fund's investments in commodity-linked and hedge fund-linked instruments and in managed futures. The Fund is also not designed for investors seeking current income or preservation of capital.

Commodity Exposure. The Fund seeks exposure to the commodities markets by investing in commodity-linked derivative instruments. By investing in these derivative instruments, the Fund seeks to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include such things as industrial and precious metals, gas, oil, livestock, agricultural or meat products and other items.

The Fund expects to gain a significant percentage of its exposure to the commodities markets through investment in commodity-linked notes and through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Commodity-linked notes pay a return linked to the performance of commodity indexes (such as the S&P GSCI

3

Fund Highlights

Commodity Index ("S&P GSCI")) or baskets of futures contracts with respect to all of the commodities in an index. The principal and/or interest payments of commodity-linked notes are tied to the value of a real asset or commodity index. These commodity-linked notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The notes are debt instruments with principal payments generally linked to the value of (derived from) commodities, commodity futures contracts or the performance of commodity indexes and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank's prime rate. The value of these notes is expected to rise or fall in response to commodity index changes, and thus provide the Fund with economic exposure to movements in commodity prices. The Fund may also invest in other commodity-linked derivatives, including commodity swaps, commodity options, futures contracts and exchange-traded notes ("ETNs"). The Fund will not invest directly in commodities.

Hedge Fund Exposure. The Fund seeks exposure to hedge funds by investing in hedge fund-linked derivative instruments. The Fund's overall hedge fund exposure will be a broad-based exposure that is diversified across a spectrum of hedge fund strategies and managers.

The Fund may gain exposure to hedge funds through investments in hedge fund-linked notes and/or total return swaps and through investments in the Subsidiary. The principal and/or interest payments of hedge fund-linked notes and swaps are linked to the value of a hedge fund index (such as the HFRX Equal Weighted Strategies Index). These hedge fund-linked notes or swaps are sometimes referred to as "structured notes" or "structured swaps" because the terms of these notes or swaps may be structured by the issuer and the purchaser of the note or swap. The notes and swaps are debt instruments or contractual obligations, respectively, with principal payments generally linked to the value of hedge fund indexes, and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank's prime rate. The value of these notes and swaps is expected to rise or fall in response to hedge fund index changes, and thus provide the Fund with economic exposure to movements in hedge fund index levels. The Fund will not invest directly in hedge funds.

The Fund may also seek hedge fund exposure through a replication strategy, as described below. The Adviser, in its sole discretion, will determine how the Fund allocates its hedge fund exposure with respect to investments made in connection with the replication strategy and/or investments in structured notes and swaps. This allocation may vary from time to time depending on market conditions and other factors, and may result in the Fund obtaining hedge fund exposure solely through the replication strategy or solely through structured notes or swaps.

Hedge Fund Index Replication Strategy. The Fund will also utilize a proprietary quantitative investment process that seeks to provide returns similar to a broad-based hedge fund index over time (e.g., HFRX Equal Weighted Strategies Index, HFRI Fund Weighted Composite Index). This process attempts to achieve hedge fund index replicated returns primarily via liquid exposure vehicles such as exchange traded funds ("ETFs"), ETNs, financial futures and fixed income securities. The Fund will not invest directly in hedge funds.

Managed Futures Strategy. Managed futures involve going long or short in futures contracts and futures-related instruments. Although allocations may shift over time in response to market conditions and trends, the Fund generally intends to maintain exposure to each of the following four major asset classes within the Fund's managed futures strategy: commodities, currencies, fixed income and equity index futures. The Fund will generally invest in futures contracts and futures-related instruments including, but not limited to, equity index futures, currency forwards, commodity futures, swaps on commodity futures, fixed income futures and options on futures (collectively, the "managed futures instruments"), either by investing directly in those managed futures instruments, or by investing through the Subsidiary.

In selecting the managed futures instruments for the Fund, the Adviser utilizes a proprietary quantitative investment process that seeks to identify trends in commodity, currency, fixed income and equity index futures. Once a trend is determined, the Fund will take either a long or short position in the given managed futures instrument by either buying or selling a futures contract. If the Fund buys a futures contract, it agrees to purchase the underlying asset on the settlement date and is said to be "long" the contract. If the Fund sells a futures contract, it agrees to sell the underlying asset on the settlement date and is said to be "short" the contract. A long position will benefit from an increase in price of the underlying managed futures instrument, while a short position will benefit from a decrease in price of the underlying instrument. The size of the Fund's position in a particular asset class, or investment sector of an asset class (e.g., crude oil, European currency, government bond futures, U.S. large-cap indices), will depend on the Adviser's confidence in the trend continuing as well as its evaluation of the overall risk to the Fund.

Investments in U.S. Government Securities. Assets not invested in managed futures instruments, commodity-linked derivatives, hedge fund-linked derivatives or in accordance with the hedge fund replication strategy will primarily be invested in U.S. Government securities, including "Treasury inflation-protected securities" or "TIPS." The Fund may also invest in other fixed income securities.

4

Investments in the Wholly-Owned Subsidiary. The Fund may gain exposure to the commodities markets and hedge funds by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked and hedge fund-linked derivatives including swaps, structured notes, options, futures and options on futures. The Subsidiary is managed by SunAmerica Asset Management Corp. ("SunAmerica" or the "Manager") and advised by Pelagos Capital® and has the same investment objective as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the Fund with commodity and hedge fund exposure within the limitations of the federal tax requirements that apply to the Fund.

In addition to the use of commodity-linked and hedge fund-linked notes and derivatives and the managed futures instruments, the Fund can use derivative instruments, such as options, futures and swaps, to seek greater investment returns or to hedge against declines in the value of the Fund's other portfolio investments.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

The principal risks of the Fund are:

Commodity Exposure Risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Hedge Fund Exposure Risks. Indirect exposure to hedge funds may subject the Fund to greater volatility than investments in traditional securities. The hedge funds comprising a hedge fund index, for example, invest in and may actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. The managers of the hedge funds also may use proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated. In addition, the hedge fund managers often are entitled to receive performance-based allocations out of the net profits of the hedge funds, which may create an incentive for the managers to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

Futures Contracts Risks. The risks associated with the Fund's use of futures contracts include: (i) although the Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Risks of Commodity-Linked and Hedge Fund-Linked Notes. The commodity-linked and hedge fund-linked notes in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk and hedge fund risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and fixed income securities.

Risks of Commodity-Linked and Hedge Fund-Linked Derivatives. The commodity and hedge fund-linked derivative instruments in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked and hedge fund-linked notes and swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Fund earns from these notes and/or swaps as compared to the index.

5

Fund Highlights

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and advised by Pelagos Capital®, making it unlikely that the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information ("SAI") and could adversely affect the Fund.

Risks of Derivative Instruments. There are special risks associated with futures or other derivative instruments and hedging strategies the Fund might use. If the Adviser uses a future or other derivative instrument at the wrong time or judges market conditions incorrectly, use of a future or other derivative instrument may result in a significant loss to the Fund and reduce the Fund's return. The Fund could also experience losses if the prices of its futures or other derivative instruments were not properly correlated with its other investments.

Risks of Leverage. Managed futures instruments and some other derivatives the Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Fund's use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses futures and other derivatives for leverage, a shareholder's investment in the Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund's investments.

Credit Risk. The commodity-linked notes, hedge fund-linked notes, swaps, "over-the-counter" ("OTC") options, and fixed income securities the Fund buys are subject to credit risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the Fund's income might be reduced. If the issuer fails to pay principal, the Fund can lose money on the investment, and its share price may fall.

Counterparty Risk. The Fund will be exposed to the credit of the counterparties to derivative contracts and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Interest Rate Risk. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The value of the Fund's currency and fixed income futures will fluctuate in varying directions and amounts based on the specific types of futures held by the Fund. The Fund's share price can go up or down when interest rates change because of the effect of the change in the value of the Fund's portfolio of fixed income securities and currency and fixed income futures.

Illiquidity Risk. Certain investments may be difficult or impossible to sell at the time and the price that the Fund would like. In addition, while not necessarily illiquid securities, certain derivatives in which the Fund invests are generally not listed on any exchange and the secondary market for those derivatives has less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

Foreign Exposure Risk. Investments that provide exposure to foreign countries, whether directly or indirectly, through a futures contract (e.g., foreign currency futures, foreign equity index futures) or other instrument (e.g., commodity or hedge-fund linked notes issued by foreign banks or indexed to indices with foreign exposure), are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

6

Currency Risk. The Fund will be exposed to currency risk through the currency futures in which it invests. Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments in securities or instruments denominated in a foreign currency or may widen existing losses.

Risks of Exchange-Traded Funds. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.

Financial Services Risk. The commodity-linked notes and hedge fund-linked notes in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance industries. In addition, companies in the financial services sector may serve as counterparties to other derivative transactions in which the Fund engages. As a result, events affecting issuers in the financial services sector may cause the Fund's share value to fluctuate and may impact a company's creditworthiness or ability to perform under its agreement with the Fund, as described in more detail under "Credit Risk" and "Counterparty Risk."

Regulatory Risk. On February 9, 2012, the CFTC adopted amendments to its rules effective January 1, 2013. Based on the Fund's and its Subsidiary's current investment strategies, the Fund and the Subsidiary are each deemed a "commodity pool" and SunAmerica is considered a commodity pool operator ("CPO") with respect to the Fund and the Subsidiary under the Commodity Exchange Act. In addition, Pelagos Capital, as subadviser to the Fund and the Subsidiary, is considered a commodity trading adviser ("CTA") with respect to the Fund and the Subsidiary. SunAmerica is currently registered with the National Futures Association as a CPO and Pelagos Capital is registered as a CTA, and each will act as such with respect to the operation of the Fund and the Subsidiary. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations is expected to increase Fund expenses. In addition, until SEC regulations relating to investment companies and CFTC regulations relating to commodity pools are harmonized, the nature and extent to which CFTC regulations may affect the Fund is uncertain. The CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures or swaps transactions by investment companies. The Fund, SunAmerica and Pelagos Capital are continuing to analyze the effect of these rules changes on the Fund and the Subsidiary.

Investors should note that the ability of the Adviser to successfully implement the Fund's strategies, including the quantitative investment process used by the Adviser to provide commodity and hedge fund exposure and the proprietary strategies used in connection with the managed futures strategy and hedge fund index replication strategy, will influence the performance of the Fund significantly.

7

Fund Highlights

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing the Fund's performance for the calendar year and compares the Fund's average annual returns, to those of the S&P 500 Index, a broad measure of market performance, as well as to those of the Alternative Strategies Blended Benchmark Index. The Alternative Strategies Blended Benchmark Index is comprised of an approximate 33% weighting in each of S&P GSCI Light Energy Total Return Index, Hedge Fund Research Equal Weighted Strategies Index and S&P Diversified Trends Indicator, as calculated by SunAmerica. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850 x6003.

SUNAMERICA ALTERNATIVE STRATEGIES FUND (CLASS A)

During the four-year period shown in the Bar Chart, the highest return for a quarter was 13.32% (quarter ended 9/30/11) and the lowest return for a quarter was -10.42% (quarter ended 3/31/12).

	Average Annual Total Returns (as of the periods ended December 31, 2012)
	Past One Year	Since Inception (11/4/08)
Class C	-17.07%	-2.64%
Class W	-15.48%	-1.81%
Class A	-20.39%	-3.37%
Return After Taxes on Distributions (Class A)	-20.39%	-3.81%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	-13.26%	-2.97%
S&P 500 Index	16.00%	12.31%
Alternative Strategies Blended Benchmark Index	-2.23%	-0.66%

(1)  When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

8

Important Additional Information

INVESTMENT ADVISER AND SUBADVISER

The Fund's investment adviser is SunAmerica Asset Management Corp. ("SunAmerica" or the "Manager"). The Fund's subadviser is Pelagos Capital Management, LLC (the "Adviser" or "Pelagos Capital").

PORTFOLIO MANAGERS

The Fund is managed by the Adviser's team of portfolio managers led Stephen P. Burke.

Name	Portfolio Manager of the Fund Since	Title
Stephen P. Burke	2008	Managing Director, Chief Executive Officer and Chief Investment Officer at Pelagos Capital®
John C. Pickart	2008	Senior Portfolio Manager and Partner at Pelagos Capital®
Wayne D. Ryan	2008	Portfolio Associate and Structured Product Analyst at Pelagos Capital®

PURCHASE AND SALE OF FUND SHARES

Each Fund's initial investment minimums generally are as follows:

Minimum Initial Investment	Class A and Class C Shares • non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month	Class W Shares • $50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.safunds.com.

TAX INFORMATION

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

9

Shareholder Account Information

SELECTING A SHARE CLASS

The Fund offers three classes of shares through this Prospectus: Class A, Class C and Class W shares. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

Class A • Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class C shares.	Class C • No front-end sales charges. • Higher annual expenses than Class A shares. • Deferred sales charge on shares you sell within twelve months of purchase, as described below.	Class W
• Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.
• No sales charges.
• Lower annual expenses than Class A or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*  Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more: Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

10

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Fund's transfer agent (the "Transfer Agent") (or the financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under "Information and records to be provided to Fund."

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or to cease offering these programs at any time without prior notice.

•  Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the value of shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of the other classes of the same fund, as well as shares of any class of any other fund or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase.

•  Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•  Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Fund reserves the right to modify or to cease offering these programs at any time.

•  Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). The financial planner, financial institution or broker-dealer must have a supplemental selling agreement and charge its client(s) an advisory fee based on the assets under management on an annual basis.

•  Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•  Fund Trustees and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•  Registered management investment companies that are advised by SunAmerica.

•  Selling brokers and their employees and sales representatives and their families.

11

Shareholder Account Information

Waivers for Certain Investors for Class C Shares. Under the following circumstances, the CDSC may be waived on redemption of Class C shares. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•  Within one year of the shareholder's death or becoming legally disabled (individually and spousal joint tenancy accounts only).

•  Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. ("SAFS") serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•  To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•  Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under "Waivers For Certain Investors for Class A Shares," such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•  Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Fund and SACS offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•  Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•  Exchange of Shares. Shares of the Fund may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to "Transaction Policies—Exchanges" in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Fund's SAI, shareholders may exchange their shares of the Fund (i) from Class A or Class C shares of the Fund into Class W shares of the Fund and (ii) from Class W shares of the Fund into Class A shares of the Fund. Please refer to "Exchange Privilege" in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

•  Reinstatement Privilege. Within one year of a redemption of certain Class A and Class C shares, the proceeds of the sale may be invested in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.safunds.com, and select the "Products" hyperlink. The Fund's SAI also contains additional information about sales charges and certain reductions and waivers.

12

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class W) of the Fund has its own plan of distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plans") that provides for distribution and account maintenance fees (collectively, "Rule 12b-1 Fees") (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SACS is paid a fee of 0.15% of the average daily net assets of Class W shares of the Fund in compensation for providing additional shareholder services to Class W shareholders.

OPENING AN ACCOUNT (CLASSES A AND C)

1.  Read this Prospectus carefully.

2.  Determine how much you want to invest. The minimum initial investments for Class A and C shares of the Fund are as follows:

•  non-retirement account: $500

•  retirement account: $250

•  dollar cost averaging: $500 to open; you must invest at least $25 a month.

The minimum subsequent investments for Class A and C shares of the Fund are as follows:

•  non-retirement account: $100

•  retirement account: $25

•  The minimum initial and subsequent investments may be waived for certain-fee based programs and/or group plans held in omnibus accounts.

3.  Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

4.  Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.  Make your initial investment using the chart on the next page. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If the Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisors or other financial institutions (collectively, "Financial Institutions" or "Financial Intermediaries") may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution please call your Financial Institution or the Fund (toll free) at (800) 858-8850.

13

Shareholder Account Information

HOW TO BUY SHARES (CLASSES A AND C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution that is authorized to sell the Fund's shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under "Adding to an Account." The Fund will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying Shares Through the Fund

Opening an Account	Adding to an Account
By check
• Make out a check for the investment amount, payable to the Fund or to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.
• Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
• All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.
• Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or postdated checks will not be accepted.	• Make out a check for the investment amount payable to the Fund or SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.
• Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.
• Indicate the Fund and account number in the memo section of your check.
• Deliver the check and your stub or note to your broker or financial adviser, or mail them to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, Missouri 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
By wire
• Fax your completed application to SAFS at 816-218-0519.
• Obtain your account number by calling Shareholder Services at 800-858-8850.
• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
ATTN: (Include Name of Fund and Share Class)
FBO: (Include account number and name(s) in which the account is registered).
Your bank may charge a fee to wire funds.	• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
ATTN: (Include Name of Fund and Share Class).
FBO: (Include account number and name(s) in which the account is registered).
Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional Investor Services."

14

HOW TO SELL SHARES (CLASSES A AND C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Fund as described below under "Selling Shares Through the Fund." Shares held for you in your Financial Institution's name must be sold through the Financial Institution.

Selling Shares Through the Fund

By mail
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514	Your request should include:
• Your name
• Fund name, share class and account number
• The dollar amount or number of shares to be redeemed
• Any special payment instructions
• The signature of all registered owners exactly as the account is registered, and
• Any special documents required to assure proper authorization
For overnight mail redemption, a $25 fee will be deducted from your account.
By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days.	• Or, for automated 24-hour account access call FastFacts at 800-654-4760.
By wire
If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days. Otherwise, you must provide, in writing, the following information:
• Fund name, share class and account number you are redeeming
• Bank or financial institution name
• ABA routing number
• Account number, and
• Account registration	If the account registration at your bank is different than your account at SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.
Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.
By Internet
Visit our website at www.safunds.com, and select the "View My Portfolio" hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

Certain Requests Require a Medallion Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee):

•  Redemptions of $100,000 or more

•  The proceeds are to be payable other than as the account is registered

•  The redemption check is to be sent to an address other than the address of record

•  Your address of record has changed within the previous 30 days

•  Shares are being transferred to an account with a different registration

•  Someone (such as an executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

15

Shareholder Account Information

You can generally obtain a medallion guarantee from the following sources:

•  a broker or securities dealer

•  a federal savings, cooperative or other type of bank

•  a savings and loan or other thrift institution

•  a credit union

•  a securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS W)

As previously mentioned, you may purchase Class W shares only through advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Fund is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial advisor.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for the Fund and class is determined each business day at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved, by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing. The Fund may invest in futures instruments that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's shares may change on days when the Fund is not open for purchases or redemptions.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A and Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class W shares, you pay the NAV. When you sell Class W shares, you receive the NAV.

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading ("Fund business day"). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in "good order" when the Fund, SACS or its agent receives all required information, including properly completed and signed documents. If the Fund, SACS or its agent receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund, SACS or its agent receives your order after that time, you will receive the next business day's closing price. The Fund reserves the right to reject any order to buy shares.

16

Certain qualified Financial Institutions may transmit an investor's purchase or redemption order to the Fund's Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund's shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to Office of Foreign Assets Control ("OFAC") regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Fund for shares of the same class of any other retail fund distributed by SACS. Such exchange will generally constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel the exchange privilege at any time, upon 60 days' written notice to its shareholders. The Fund at all times also reserves the right to restrict or reject any exchange transactions, for any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade: (1) may interfere with the efficient management of the Fund's portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history in the Fund and in other SunAmerica Mutual Funds.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

Certificated Shares. The Fund does not issue certificated shares.

Fund holdings. A schedule containing certain of the portfolio holdings of the Fund, which are intended to illustrate the Fund's investment exposure to certain asset classes, current as of month-end, will be available on the Fund's website no earlier than 15 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such

17

Shareholder Account Information

period. The most recent schedule is available on the Fund's website at www.safunds.com or by calling 800-858-8850, ext. 6003. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as "market timing," and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund's Board of Trustees has determined that the Fund should not serve as a vehicle for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund's Transfer Agent. While the Fund's expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund's prospectuses, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, the Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transactions costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the Fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading under certain circumstances may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the Fund's shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the Fund's shares to the extent that the Fund holds significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. The Fund may hold significant investments in foreign securities and thus may be susceptible to this type of arbitrage. The Fund has adopted certain fair valuation practices intended to protect the Fund from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Fund. However, to the extent the Fund's NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Fund's shares.

Market timing procedures. The Fund's procedures include committing staff of the Fund's shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund's investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified, and the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Fund reserves the right to temporarily or permanently bar your future purchases into SunAmerica Funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

SACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund's market timing policies. In certain circumstances, the Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Fund's policy.
18

The Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Fund's procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Fund and its service providers seek to make judgments that are consistent with the interests of the Fund's shareholders. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Fund business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES (CLASSES A AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Exchange Program may be used to exchange shares periodically of one or more other retail funds distributed by the Distributor for shares of the same class of the Fund. To use the Systematic Withdrawal Program:

•  Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Specify the amount(s). The Fund reserves the right to reject exchange requests that are less than $50.

•  Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement Plans. SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (K) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, extension 6074.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dolar amount or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•  Make sure you have at least $5,000 worth of shares in your account.

•  Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•  Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a medallion guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Fund reserves the right to reject withdrawal requests that are less than $50.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Make sure your dividends and capital gains are being reinvested.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account statements. In general, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•  after every transaction that affects your account balance (except a dividend reinvestment, automatic redemption or automatic purchase from your bank account); and

•  after any change of name or address of the registered owner(s), or after certain account option changes.

19

Shareholder Account Information

Internal Revenue Service ("IRS") tax forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, typically mailed by January 31st.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.safunds.com, and select the "Go Paperless" hyperlink (note: this option is only available to accounts opened through the Fund).

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Fund.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. A substantial portion of the Fund's distributions are likely to be taxed as ordinary income and there can be no assurance as to the portion of distributions that will be treated as long-term capital gains.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. Typically, by January 31 of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year. An exchange of shares you currently hold in one class of the Fund for shares of another class of the Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Recent regulations require the Funds to report to the IRS, and furnish to Fund shareholders, the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.

Remember, there may be taxes on transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of capital can occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

The IRS Form 1099 that typically is mailed to you by January 31 details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

A Note on the Fund's Investments in Commodity-Linked Notes and the Subsidiary. One of the requirements for favorable tax treatment as a regulated investment company is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income. As such, the Fund's ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

20

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income. The IRS has issued a private letter ruling to the Fund in which the IRS concluded that income from certain commodity index-linked notes is qualifying income and that income derived from the Fund's investment in the Subsidiary will also constitute qualifying income to the Fund. Based on this ruling, the Fund will seek to gain exposure to the commodities markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary and will seek to gain exposure to hedge funds (which may include investments in the commodities sectors) through investments in the Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such private letter rulings pending further review. There can be no assurance that the Internal Revenue Service will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity linked notes, other commodity-linked derivatives, and the Fund's investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service. Such developments could affect the character, timing and/or amount of the Fund's taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus and the Statement of Additional Information.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund.

By law, the Fund must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable laws.

Small Accounts (other than Class W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $24.00 annual charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at SunAmerica's discretion.

21

More Information About the Fund

INVESTMENT STRATEGIES AND TECHNIQUES

General

The Adviser seeks to provide total return by utilizing an actively managed quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. Government securities and other fixed income investments. Under normal market conditions, the Fund will seek to maintain exposure to each of the commodity, hedge fund and managed futures strategies and will also invest in U.S. Government and other fixed income securities in order to provide liquidity and income.

The Fund seeks exposure to the commodities markets by investing in commodity-linked derivative instruments and through investments in the Subsidiary. The Fund expects to obtain this exposure primarily through investments in commodity-linked notes, however, it may also invest in other commodity-linked derivatives, including commodity swaps, commodity options, futures contracts and ETNs. When selecting investments, the Adviser uses multi-factor models to allocate the Fund's commodity-linked derivative investments among a variety of different commodity sectors and indexes.

The Fund seeks exposure to hedge funds by investing in hedge fund-linked derivative instruments and through investments in the Subsidiary. The Fund may obtain this exposure through hedge-fund linked notes and/or total return swaps and through a hedge fund index replication strategy. This replication strategy is designed to provide returns similar to a broad-based hedge fund index over time by investing primarily in liquid exposure vehicles such as ETFs, ETNs, financial futures and fixed income securities. The Adviser determines the Fund's diversified hedge fund index exposure through extensive qualitative and quantitative techniques. The Adviser also employs a quantitative analysis to determine the allocations among investments used in the hedge fund replication strategy.

The Fund's managed futures strategy involves going long or short in futures contracts and futures-related instruments. The Adviser utilizes a proprietary quantitative investment process that seeks to identify trends in commodity, currency, fixed income and equity index futures. Once a trend is determined, the Fund will take either a long or short position in the given managed futures instrument. Although allocations may shift over time in response to market conditions and trends, the Fund generally intends to maintain exposure to each of the following four major asset classes within the Fund's managed futures strategy: commodities, currencies, fixed income and equity index futures. The Fund will generally invest in many types of managed futures instruments, either by investing directly in those managed futures instruments, or by investing through the Subsidiary.

The Fund is not an index fund. The Fund's overall performance is not expected to correlate to the specific returns of any particular index.

The investment goal, principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

Commodity-Linked Notes and Other Commodity-Linked Investments

Exposure to broad based commodity indexes will primarily be attained via notes linked to the performance of the pre-specified commodity index. At maturity, these notes pay principal plus the return of the commodity index. These structured notes are expected to generate qualifying income, as discussed above under "Tax, Dividend, Distribution and Account Policies — A Note on the Fund's Investments in Commodity-Linked Notes and the Subsidiary." The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. For example, a note representing 15% of the Fund's net assets may be designed to obtain up to 45% exposure to a selected commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in other commodity-linked derivative instruments, including commodity swaps, commodity options, futures contracts and ETNs. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodity futures contracts or a commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year.

22

There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

Hedge Fund Index-Linked Notes or Total Return Swaps on Hedge Fund Indexes

The Fund seeks to gain exposure to a broad-based hedge fund index such as the Hedge Fund Research Equal Weighted Strategies Index ("HFRXEW Index"). This investable hedge fund index is priced daily and can be tracked daily on index provider websites, Bloomberg's website and through Bloomberg terminals. The Fund can use structured notes and/or swaps on investable hedge fund indexes. An "investable" hedge fund index is an index where the underlying hedge funds comprising the index are open for new investments.

Mechanically, a hedge fund-linked note is in the same way as a commodity-linked note. Rather than linking performance to a commodity index, a hedge fund-linked note would be linked to the performance of a hedge fund index.

A total return swap on a hedge fund index operates in a similar manner to a hedge fund-linked note (as well as a commodity-linked note). These total return swaps on hedge fund indexes are commonly referred to as "bullet swaps" because there is only one exchange of payment when the swap agreement expires.

Broad-based hedge fund indexes are designed to be representative of the main hedge fund strategies available in the marketplace. For example, the HFRXEW Index is comprised of separate accounts managed by numerous hedge fund managers selected by the sponsor of the index using various underlying hedge fund strategies (e.g., convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage). Certain of the underlying hedge fund strategies or accounts may include investments in the commodities sectors, which may indirectly increase the Fund's overall commodity exposure.

The Fund will not invest directly in any hedge fund or in any hedge fund indexes. Instead, the Fund can actively manage its exposure to any hedge fund indexes (e.g., HFRXEW Index) by investing in one or more derivative instruments (structured as notes, swap agreements, options, warrants, notes or other privately negotiated instruments) that provide investment returns linked to the performance of such index, as selected by the Fund in its discretion.

The Fund typically will seek to obtain exposure to a hedge fund index by investing in notes and/or total return swap agreements. In a typical note and/or swap, the Fund will receive from the counterparty to the note and/or swap the price appreciation (or depreciation) of the index selected by the Fund in exchange for paying an agreed-upon fee.

Notes and/or swap agreements, and other index derivatives normally have economic leverage inherent in their terms, which will increase the Fund's exposure to an index. For example, a note and/or swap representing 15% of the Fund's net assets may be designed to obtain up to 45% exposure to selected HFRX Strategies. As a result, any decreases or increases in the value of the HFRX Strategies underlying the swap and/or notes will affect the value of the Fund as if the holdings in the HFRX Strategies represented 45% of the Fund's investments.

Hedge Fund Index Replication Strategy

The Adviser has developed a proprietary tool designed to replicate the returns of a broad-based hedge fund index over time (e.g., HFRXEW Index, HFRI Fund Weighted Composite Index) using publicly traded securities and futures. In addition to hedge fund exposure obtained through hedge fund-linked notes or total return swaps on hedge fund indexes, the Fund may invest in, among other instruments, ETFs, ETNs, financial futures and fixed income securities as part of this replication strategy. The fixed income securities in which the Fund may invest will primarily be rated investment grade.

The Adviser, it its sole discretion, will determine how the Fund allocates its hedge fund exposure with respect to investments made in connection with the replication strategy and/or investments in structured notes and swaps. This allocation may vary from time to time depending on market conditions and other factors, and may result in the Fund obtaining hedge fund exposure solely through the replication strategy or solely through structured notes or swaps.

Managed Futures Strategy

Managed futures involve going long or short in futures contracts and futures-related instruments. Although allocations may shift over time in response to market conditions and trends, the Fund generally intends to maintain exposure to each of the following four major assets classes within the Fund's managed futures strategy: commodities, currencies, fixed income and equity index futures. The Fund will generally invest in many types of managed futures instruments, either by investing directly in those managed futures instruments, or by investing through the Subsidiary.

23

More Information About the Fund

In selecting the managed futures instruments for the Fund, the Adviser utilizes a proprietary quantitative investment process that seeks to identify trends in commodity, currency, fixed income and equity index futures. Once a trend is determined, the Fund will take either a long or short position in the given managed futures instrument by either buying or selling a futures contract. If the Fund buys a futures contract, it agrees to purchase the underlying asset on the settlement date and is said to be "long" the contract. If the Fund sells a futures contract, it agrees to sell the underlying asset on the settlement date and is said to be "short" the contract. A long position will benefit from an increase in price of the underlying managed futures instrument, while a short position will benefit from a decrease in price of the underlying instrument. The size of the Fund's position in a particular asset class, or investment sector of an asset class (e.g., crude oil, European currency, government bond futures, U.S. large-cap indices), will depend on the Adviser's confidence in the trend continuing as well as its evaluation of the overall risk to the Fund.

The Fund bears the risk that the proprietary models used by the Adviser may not be successful in identifying trends or in determining the size and direction of investment positions.

U.S. Government Securities

The Fund also invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury, such as U.S. Treasury bills, notes and bonds. They are backed by the full faith and credit of the U.S. government and are deemed to have the highest credit quality. Some securities issued by U.S. government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations, are also backed by the full faith and credit of the U.S. government. Others are supported by the right of the agency to borrow an amount from the U.S. government limited to a specific line of credit (for example, bonds issued by Federal National Mortgage Corporation). Others are supported only by the credit of the agency that issued the security (for example, obligations issued by Federal Home Loan Mortgage Corporation).

The Fund may also buy U.S. Treasury securities called TIPS, that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Investments in the Wholly-Owned Subsidiary

Investments in the Subsidiary are expected to provide the Fund with an alternative means of gaining additional commodity and hedge fund exposure in a manner afforded by the private letter ruling the Fund has obtained from the IRS, as discussed above under "Tax, Dividend, Distribution and Account Policies — A Note on the Fund's Investments in Commodity-Linked Notes and the Subsidiary."

It is expected that the Subsidiary will invest primarily in commodity-linked and hedge fund-linked derivatives, including swaps, structured notes, options, futures and options on futures. The Subsidiary may also invest in U.S. Government securities and other fixed income instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivatives and other securities, which are discussed elsewhere in this Prospectus.

With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Fund due to federal tax requirements relating to qualifying income, as discussed on page 20 of the Prospectus under "Tax, Dividend, Distribution and Account Policies — A Note on the Fund's Investments in Commodity-Linked Notes and the Subsidiary." The Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Fund.

Use of Money Market Investments for Temporary Defensive Purposes

From time to time the Fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the Fund is in a defensive position, the Fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

Industry Concentration

The Fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed (by virtue of the Fund's investments in derivatives linked to commodities) to the

24

commodity sectors as a group (such as the energy and natural resources, precious metals, agricultural, livestock and industrial metals sectors), or to a particular commodity sector, depending on the composition of the underlying indexes or assets to which the derivative instruments are linked. In addition, the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries).

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS

The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. This section discusses the risks associated with certain types of securities in which the Fund may invest and certain investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

HOW RISKY IS THE FUND OVERALL?

The principal risks of an investment in the Fund involve the risks associated with exposure to the commodities markets, hedge funds, the asset classes in which the Fund may invest as a result of the managed futures strategy, and U.S. Government securities and other fixed income investments. There are also risks associated with the strategies by which the Fund seeks to achieve this exposure. These risks are discussed under "Fund Highlights" on pages 5-7 and in more detail below.

Fund performance is significantly dependent upon the Adviser's skill in managing assets to implement the Fund's strategies. There is no assurance that the Fund's investment strategies will be successful in achieving the Fund's investment objective.

Set forth below is more information about some of the main risks of investing in the Fund. The Fund's risks are also discussed above under "Fund Highlights" and in the Fund's SAI.

Commodity Exposure Risks

The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, investment speculation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries ("OPEC") and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand.

Risks of Commodity-Linked Notes

If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment.

To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment.

A liquid secondary market may not exist for the specially created commodity-linked notes the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them.

The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Hedge Fund Exposure Risks

The Fund may enter into hedge fund index derivatives under which the Fund agrees, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive over a stated time period the total return of one or more, for example, HFRX

25

More Information About the Fund

Strategies selected by the Fund. To the extent that the Fund engages in such transactions (or other transactions that subject the Fund to payments at floating interest rates), changes in interest rates may affect the operating results of the Fund. If interest rates increase significantly, the increased interest costs would have a negative impact on the Fund's performance, unless the Fund has successfully hedged the interest rate risk.

Risks of Futures Contracts

The price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Fund, and the prices of Fund shares, may be subject to greater volatility. The risks associated with the Fund's use of futures contracts include: (i) although the Fund will generally only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and (v) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Risks of Derivative Instruments

In addition to the use of commodity-linked and hedge fund-linked notes and derivatives and the managed futures instruments, the Fund can use derivatives to seek greater returns or to hedge against declines in the value of the Fund's other portfolio investments. The Fund may use futures and other derivative instruments that trade on U.S. or foreign exchanges, or may initiate a derivatives transaction in the "over-the-counter" ("OTC") market by transacting directly with a dealer. Interest rate and stock market changes in the U.S. and abroad may influence the performance of futures and other derivatives. Also, the underlying security or investment on which the future or other derivative is based, and the future or other derivative itself, may not perform the way the Adviser expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. If that happens, the Fund's share price could decline. Certain derivative investments held by the Fund may be illiquid.

•  Special Risks of Options. The Fund may buy or sell put and call options that trade on U.S. or foreign exchanges. The Fund may also buy or sell OTC options, which subject the Fund to the risk that a counterparty may default on its obligations. In selling (referred to as "writing") a put or call option, there is a risk that, upon exercise of the option, the Fund may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. The Fund may write call options on a security or other investment that the Fund owns (referred to as "covered calls"). If a covered call sold by the Fund is exercised on an investment that has increased in value above the call price, the Fund will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.

•  Special Risks of Swaps. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. In general, swaps are not transferable without the consent of the counterparty. Consequently the Fund may not be able to terminate or assign its obligation under a swap prior to its maturity. Additionally, the Fund will bear the risk that the counterparty could default on its obligations under the swap agreement.

Subsidiary Risk

The investments held by the Subsidiary are similar to those that are permitted to be held by the Fund and, therefore, the Subsidiary is subject to risks similar to those of the Fund, including the risks of exposure to the commodities markets and hedge funds. Because the Subsidiary is organized under Cayman Islands law and is not registered under the 1940 Act, the Subsidiary is not subject to the investor protections of the 1940 Act. Changes in U.S. or Cayman Islands laws could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Risks of Leverage

When the Fund uses derivatives for leverage, a shareholder's investment in the Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund's investments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund has limits on the leverage ratio of each commodity-linked or hedge

26

fund-linked note it buys, as well as on its overall portfolio. The Fund is also subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must set aside liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, while the derivatives instruments are held. Generally, under current law, the Fund must set aside liquid assets equal to the full notional value for certain derivatives, such as forward contracts that are not required to be "cash-settled." For certain other derivatives, such as cash-settled forward contracts, the Fund only needs to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation rather than the forward contract's full notional value. The Fund reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder. The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund.

Currency Risk

Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments in securities or instruments denominated in a foreign currency or may widen existing losses.

Currency exchange rates may be particularly affected by the relative interest rates and rates of inflation, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Intervention by central banks or the imposition of regulatory controls or taxes, among other methods, may be used by governments to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments, which could alter or interfere with free market currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Risks of U.S. Government Securities

Some U.S. government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

Risks of Exchange-Traded Funds

As with conventional mutual funds, ETFs charge asset-based fees. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. Moreover, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Alternative Asset Class/Alternative Strategies Risk

Because the Fund's performance is linked to the performance of highly volatile alternative asset classes (i.e., commodities, hedge funds and currencies) and alternative strategies (i.e., managed futures), investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund shares. In addition, the Fund's strategy of seeking to provide alternative investment exposure through a mutual fund is a relatively new type of strategy compared to the strategies pursued by more traditional stock and bond mutual funds. Investors will bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, which may negatively impact the Fund's investment performance.

The Fund may also be subject to certain other risks, including:

Risks of Exchange-Traded Notes

The Fund may also invest in shares of ETNs. ETNs are a type of unsecured, unsubordinated debt security that combines certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange ("NYSE") during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in

27

More Information About the Fund

underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

Non-Correlation Risk

Although the Adviser seeks investments for the Fund that have a low correlation to traditional asset classes, there can be no guarantee that the performance of the Fund will, in fact, have a low correlation to traditional asset classes (such as large capitalization stocks or investment grade fixed-income securities) under all market conditions.

Tax Risk

The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, and through investment in the Subsidiary. The Fund gains exposure to hedge funds through investments in hedge fund-linked notes and/or total return swaps, and through investment in the Subsidiary. In order for the Fund to qualify as a regulated investment company, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As described above under "Shareholder Account Information—Tax, Dividend, Distribution and Account Policies," the IRS has issued a revenue ruling that holds that income derived from commodity-linked swaps is not qualifying income. However, the IRS has issued a private letter ruling to the Fund in which the IRS concluded that income from certain commodity index-linked notes is qualifying income. Based on this ruling, the Fund will seek to gain exposure to the commodities markets primarily through investments in commodity index-linked notes. In addition, the IRS has issued a private letter ruling to the Fund in which the IRS concluded that income from the Subsidiary is qualifying income. Based on this ruling, the Fund will seek to gain commodities exposure and hedge fund exposure (which may include investments in the commodities sectors) through investments in the Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity linked notes, other commodity-linked derivatives, and the Fund's investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund's taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus and the Statement of Additional Information.

Regulatory Risk

In addition to the regulatory risks disclosed above under the "Fund Highlights" section of the prospectus, regulatory changes could adversely affect the Fund by restricting its trading activities and/or increasing the costs or taxes to which the investors are subject. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), among other things, grants the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter ("OTC") derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund's, SunAmerica's and Pelagos Capital's exposure to potential liabilities.

Management Risk

The ability of the Adviser to successfully implement the Fund's and the Subsidiary's investment strategies will influence the Fund's and the Subsidiary's performance significantly.

Index Risk

The Fund will have exposure to broad-based commodity and hedge fund indexes (e.g., S&P GSCI, HFRXEW). The sponsors of these indexes are under no obligation to continue the calculation and dissemination of the indexes. The sponsors of the indexes may at any time or from time to time modify the calculation or construction of the indexes. In addition, the sponsors of the indexes may discontinue or suspend the calculation or publication of the indexes. None of the index sponsors has any obligation or responsibility to the Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the Fund of any such modification, discontinuance or suspension.

28

Affiliated Fund Rebalancing Risk

The Fund may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as "fund of funds." From time to time, the Fund may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

29

GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Acquired Fund Fees and Expenses are expenses incurred indirectly by a Fund as a result of the investments in shares of one or more "acquired funds," as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

The Alternative Strategies Blended Benchmark Index is comprised of an approximate 33% weighting in each of S&P GSCI Light Energy Total Return (TR) Index, Hedge Fund Research (HFRX) Equal Weighted Strategies Index and S&P Diversified Trends Indicator ("S&P DTI").

The S&P GSCI Light Energy TR Index is a sub-index of the S&P GSCI Commodity Index ("S&P GSCI") and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The S&P GSCI Light Energy TR Index uses 1/4 of the S&P GSCI contract production weights for the energy components. The S&P GSCI Commodity Index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

The HFRX Equal Weighted Strategies Index is calculated by equally weighting these eight hedge strategies with fixed weights for each strategy; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is a composite of 24 highly liquid futures grouped into 14 sectors, evenly weighted between financials and physical commodities. Indices are not managed and an investor cannot invest directly in an index.

Commodity-linked derivatives are derivative instruments, the value of which is linked to the price movement of a commodity, commodity index or commodity futures or option contract.

A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

Defensive instruments include high quality fixed income securities and money market instruments. The Fund will use temporary defensive instruments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

A derivative instrument is a contract, such as an option or future, whose value is based on the performance of an underlying financial instrument. The most common underlying assets include stocks, bonds, commodities, currencies, interest rates and market indexes.

Exchange-traded funds ("ETFs") are generally structured as investment companies and traded like traditional equity securities on a national securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index.

Exchange-traded notes ("ETNs") are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold like shares of stock on an exchange. However, ETNs have a different underlying structure. While ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing bank whereby the bank agrees to pay a return based on the target index less any fees. Essentially, these notes allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

A forward contract is an individually negotiated obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a set future date.

30

Fixed income securities provide consistent interest or dividend payments. They include U.S. government securities. The fixed income securities in which the Fund may invest include corporate bonds and notes issued by U.S. and foreign issuers, U.S. and foreign government securities, mortgage-backed securities and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

Futures and options are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A futures contract is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. Financial futures are futures contracts based on financial instruments, such as Treasury bonds, certificates of deposit, currencies or indexes.

Growth of capital is growth of the value of an instrument.

Hedge fund-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

The HFRI Monthly Indices ("HFRI") are a series of benchmarks designed to reflect hedge fund industry performance by constructing equally weighted composites of constituent funds, as reported by the hedge fund managers listed within HFR Database. The HFRI range in breadth from the industry-level view of the HFRI Fund Weighted Composite Index, which encompasses over 2000 funds, to the increasingly specific-level of the sub-strategy classifications.

The HFRX Indexes are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a large universe of hedge fund strategies. Hedge Fund Research, Inc. ("HFR, Inc.") employs the HFRX Methodology, a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indexes. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as whether the fund is open to transparent fund investment and the satisfaction of the index manager's due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics.

Long-term total return refers to the change in value of an investment in shares of the Fund over time resulting from both growth of capital and income.

Illiquid securities are securities that cannot easily be sold within seven days by virtue of the absence of a readily available market or legal or contractual restriction on resale. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Money Market Instruments include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers' acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You may not invest directly in the S&P 500 Index, and, unlike the Fund, benchmark indices do not incur fees or expenses.

The S&P GSCI Commodity Index ("S&P GSCI") is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The combination of these attributes provides investors with a representative and realistic picture of realizable returns attainable in the commodities markets. Individual components qualify for inclusion in the S&P GSCI on the basis of liquidity and are weighted by their respective world production quantities. The principles behind the construction of the index are public and designed to allow easy and cost-efficient investment implementation. Possible means of

31

More Information About the Fund

implementation include the purchase of S&P GSCI-related instruments, such as the S&P GSCI futures contracts traded on the Chicago Mercantile Exchange or over-the-counter derivatives, or the direct purchase of the underlying futures contracts.

Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Treasury inflation-protected securities or "TIPS," are U.S. Treasury securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

U.S. Government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

RISK TERMINOLOGY

Credit Risk: The risk that the issuer of certain securities in which the Fund invests might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the Fund's income might be reduced. If the issuer fails to pay principal, the Fund can lose money on the investment, and its share price may fall.

Currency Risk: The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect securities or instruments denominated in, and/or payments received in, such foreign currencies.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign investments may be less liquid, more volatile and more difficult to price than U.S. investments.

Illiquidity: Certain investments may be difficult or impossible to sell at the time and the price that the seller would like.

Interest Rate Risk: Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The value of the Fund's currency and fixed income futures will fluctuate in varying directions and amounts based on the specific types of futures held by the Fund. The Fund's share price can go up or down when interest rates change because of the effect of the change in the value of the Fund's portfolio of fixed income securities and currency and fixed income futures.

32

Fund Management

FUND MANAGEMENT

Manager. SunAmerica supervises the daily business affairs of the Fund and the Subsidiary and provides various administrative services to the Fund. SunAmerica has delegated portfolio management responsibilities for the Fund and the Subsidiary to the Adviser.

SunAmerica was organized in 1982 under the laws of Delaware, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and managed, advised or administered approximately $50.2 billion as of December 31, 2012. In addition to managing the Fund, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust. Pursuant to an Investment Advisory and Management Agreement the Fund will pay SunAmerica a management fee at the annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2012, the Fund paid SunAmerica a management fee of 1.00%.

A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory and Management Agreement and Subadvisory Agreement of the Fund is available in the Fund's annual report to shareholders for the period ended October 31, 2012.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Fund in the amounts set forth in the Fund's SAI and as described in the footnotes to the Expense Table of this Prospectus. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to the Fund's investors. Further, any waivers or reimbursements made by SunAmerica (except for the management fee waiver relating to the Subsidiary) are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund's financial statements.

As discussed under "Investment Strategies and Techniques" above, the Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary to SunAmerica. This waiver may not be terminated by SunAmerica and will remain in effect for as long as SunAmerica's contract with the Subsidiary is in place.

Please see additional information on the distribution-related payments made by SunAmerica under "Distributor" on page 33.

Adviser. Pelagos Capital Management, LLC was organized in August 2005 under the laws of Delaware and its principal offices are at One International Place, Boston, MA 02110. The Fund and the Subsidiary are managed by a team of investment professionals who are employed by the Adviser.

The Adviser is responsible for portfolio management for the Fund and the Subsidiary, selection of broker-dealers and negotiation of commission rates for the Fund and the Subsidiary. SunAmerica may terminate any agreement with the Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated advisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated advisers for new or existing Funds, change the terms of particular agreements with unaffiliated advisers or continue the employment of existing unaffiliated advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with an adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any adviser changes. The order also permits the Fund to disclose the Adviser's fees only in the aggregate for the Fund.

Pursuant to a Subadvisory Agreement with respect to the Fund, SunAmerica will pay Pelagos Capital® a subadvisory fee at the annual rate of 0.40% of average daily net assets of the Fund. Pursuant to a Subadvisory Agreement with respect to the Subsidiary, SunAmerica will pay Pelagos Capital® a subadvisory fee at the annual rate of 0.40% of average daily net assets of the Subsidiary. Pelagos Capital® has contractually agreed to waive the subadvisory fee it receives from SunAmerica with respect to the Fund in an amount equal to the subadvisory fee paid by SunAmerica to Pelagos Capital® with respect to the Subsidiary. This waiver may not be terminated by Pelagos Capital® and will remain in effect for as long as the contract with the Subsidiary is in place. For the fiscal year ended October 31, 2012, SunAmerica paid Pelagos Capital® a subadvisory fee of 0.40%.

33

Fund Management

The Fund is managed by the Adviser's team of portfolio managers led by Stephen P. Burke. Additional Information about the portfolio managers' compensation, other accounts under management and ownership of the Fund's shares is contained in the SAI. The portfolio managers are described below:

Stephen P. Burke, CIO
Managing Director

Mr. Burke is a co-founder and Managing Partner of Pelagos Capital Management, LLC and is the firm's Chief Executive Officer and Chief Investment Officer. Prior to founding Pelagos Capital®, Mr. Burke worked at State Street Global Advisors ("SSgA") for ten years during which time he was the Senior Global Strategist, Head of Global Strategic Asset Allocation, and Head of Taxable Fixed Income. Mr. Burke has over twenty-five years of capital market knowledge highlighted by extensive experience managing asset allocation and fixed income portfolios for institutions and individual investors. Mr. Burke earned a B.S. from the Carroll School of Management at Boston College.

John C. Pickart, CFA
Senior Portfolio Manager

Mr. Pickart is a co-founder and Partner of Pelagos Capital Management, LLC and a Senior Portfolio Manager. Prior to founding Pelagos Capital®, Mr. Pickart worked at SSgA for five years where he managed the U.S. Small Cap and Special Equities Strategies in the firm's Global Fundamental Strategies Group. Mr. Pickart has over twenty-four years of capital market experience highlighted by management of a Morningstar 4-Star fund as well as small and mid-cap equity portfolios. Mr. Pickart has extensive analytic experience in the energy, materials, and financial sectors. Mr. Pickart has managed growth and value equity strategies. Mr. Pickart earned a M.B.A. from the University of Chicago Graduate School of Business and a B.S. from the University of Tampa. Mr. Pickart has earned the CFA designation.

Wayne D. Ryan, CAIA
Portfolio Associate

Mr. Ryan is a Portfolio Associate and Structured Product Analyst for Pelagos Capital Management, LLC. Mr. Ryan began his career at Pelagos Capital® as an intern in 2006 and became a Portfolio Associate and Structured Product Analyst in May 2008. Mr. Ryan attended the Carroll School of Management at Boston College from 2004 to 2006, where he earned an M.B.A. Prior to attending graduate school, Mr. Ryan worked as a proprietary equity trader. Mr. Ryan earned an A.B. from Harvard College and has earned the Chartered Alternative Investment Analyst designation.

Distributor. SACS distributes the Fund's shares. SACS, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Fund's Class A and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of the Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more

34

funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Fund's Class A and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase the Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution's website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. SunAmerica Fund Services, Inc. ("SAFS" or the "Servicing Agent") assists the Fund's transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares of the Fund.

SunAmerica, the Distributor and the Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

35

Financial Highlights

The Financial Highlights table for the Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, for the period ended October 31, 2009 and the fiscal years ended October 31, 2010, October 31, 2011 and October 31, 2012. The report of PricewaterhouseCoopers LLP, whose reports, along with the Fund's consolidated financial statements, is incorporated by reference in the SAI, which is available upon request.

Period Ended	Net Asset Value beginning of period	Net Invest- ment income(1)	Net gain (loss) on investment (both realized and unrealized)	Total from invest- ment operations	Dividends from net Invest- ment income	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expense to average net assets(4)		Ratio of net investment income to average net assets(4)		Portfolio Turnover
	SUNAMERICA ALTERNATIVE STRATEGIES FUND#
	Class A
11/04/08@– 10/31/09	$10.00	$0.00	$0.22	$0.22	$—	$—	$—	$10.22	2.20%	$235,868	1.72	%(3)	0.02	%(3)	51%
10/31/10	10.22	0.03	0.30	0.33	(0.04)	—	(0.04)	10.51	3.21	320,125	1.72		0.31		141
10/31/11	10.51	(0.02)	0.58	0.56	(0.20)	(0.12)	(0.32)	10.75	5.48	397,710	1.71		(0.19)		129
10/31/12	10.75	(0.09)	(1.47)	(1.56)	(0.10)	(0.37)	(0.47)	8.72	(15.28)	181,487	1.68		(0.94)		95
	Class C
11/04/08@– 10/31/09	$10.00	$(0.03)	$0.19	$0.16	$—	$—	$—	$10.16	1.60%	$19,728	2.37	%(3)	(0.34	)%(3)	51%
10/31/10	10.16	(0.03)	0.28	0.25	—	—	—	10.41	2.46	31,081	2.37		(0.34)		141
10/31/11	10.41	(0.10)	0.59	0.49	(0.13)	(0.12)	(0.25)	10.65	4.87	65,753	2.37		(0.94)		129
10/31/12	10.65	(0.15)	(1.47)	(1.62)	(0.03)	(0.37)	(0.40)	8.63	(15.90)	44,446	2.37		(1.62)		95
	Class W
11/04/08@– 10/31/09	$10.00	$0.04	$0.21	$0.25	$—	$—	$—	$10.25	2.50%	$11,877	1.52	%(3)	0.50	%(3)	51%
10/31/10	10.25	0.05	0.29	0.34	(0.06)	—	(0.06)	10.53	3.29	25,704	1.52		0.51		141
10/31/11	10.53	(0.01)	0.59	0.58	(0.22)	(0.12)	(0.34)	10.77	5.73	48,843	1.52		(0.07)		129
10/31/12	10.77	(0.07)	(1.47)	(1.54)	(0.12)	(0.37)	(0.49)	8.74	(15.07)	48,004	1.51		(0.75)		95

#  Consolidated; See Note 2 to the Fund's Annual Report for additional information.

@  Commencement of operations.

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.

(3)  Annualized.

(4)  Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

	10/31/09(3)	10/31/10	10/31/11	10/31/12
SunAmerica Alternative Strategies Fund Class A	0.24%	0.18%	0.20%	0.22%
SunAmerica Alternative Strategies Fund Class C	0.40	0.22	0.22	0.21
SunAmerica Alternative Strategies Fund Class W	0.68	0.24	0.22	0.21

36

[This Page Intentionally Left Blank]

For More Information

The following documents contain more information about the Fund and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund's Annual and Semi-annual Reports. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information. The SAI contains additional information about the Fund's policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Fund by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.safunds.com and click on "Shareholder Services and Account Information" in order to:

•  View your account and portfolio balance(s)

•  View the transaction history of your account(s)

•  See the net asset value of the Fund(s) you own

•  Perform financial transactions (some limitations apply)

•  Update account information (some limitations apply)

•  Access year-to-date tax summary information

•  View the dealer information on your account(s)

For Broker/Dealers: You can view your clients' account information online by visiting our website at www.safunds.com and clicking on the "Financial Professionals" link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.safunds.com and clicking on "Shareholder Services and Account Information," and then the "Go Paperless" option to complete the consent form. Why Go Paperless?

•  Immediate receipt of important Fund information

•  Elimination of bulky documents from personal files

•  Reduction of the Fund's printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Fund. All personal information is encrypted and is completely secure.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Fund is available on the EDGAR Database on the Securities and Exchange Commission's website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to www.safunds.com

2

Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

S5118ALT – 2/13

www.safunds.com

SunAmerica
Global Trends Fund

Prospectus

2013

www.safunds.com

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms; and

• Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

• SunAmerica receives your prior written consent;

• SunAmerica believes the recipient is your authorized representative;

• SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

• SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

February 28, 2013  PROSPECTUS

SUNAMERICA SPECIALTY SERIES

SunAmerica Global Trends Fund

Class	Ticker Symbols
A Shares	GTFAX
C Shares	GTFCX
W Shares	GTFWX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND HIGHLIGHTS	2
SHAREHOLDER ACCOUNT INFORMATION	8
MORE INFORMATION ABOUT THE FUND	20
Investment Strategies and Techniques	20
Additional Information About the Fund's Risks	22
Glossary	26
Investment and Other Terminology	26
Risk Terminology	26
FUND MANAGEMENT	28
FINANCIAL HIGHLIGHTS	30

Fund Highlights

INVESTMENT OBJECTIVE

The SunAmerica Global Trends Fund (the "Fund") seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 8 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 52 of the Fund's statement of additional information ("SAI").

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses
Other Expenses of the Fund	0.32%	0.31%	0.46%
Other Expenses of the Subsidiary (including Subsidiary Management Fee)(2)	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	2.02%	2.66%	1.81%
Fee Waiver(2)	0.24%	0.24%	0.24%
Fee Waiver and/or Expense Reimbursement/(Recoupment)(3)	(0.06)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.84%	2.50%	1.65%

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 7-9 of the Prospectus for more information about the CDSCs.

(2)  The Fund invests in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary has entered into a separate contract with SunAmerica Asset Management Corp. ("SunAmerica") for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of its net assets. SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to SunAmerica by the Subsidiary ("Management Fee Waiver"). This waiver may not be terminated by SunAmerica and will remain in effect for as long as SunAmerica's contract with the Subsidiary is in place.

(3)  Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.85% for Class A shares, 2.50% for Class C shares and 1.65% for Class W shares. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. Any waivers or reimbursements made by SunAmerica (except the Management Fee Waiver) are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred.

2

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years
SunAmerica Global Trends Fund
Class A Shares	$751	$1,120
Class C Shares	$353	$779
Class W Shares	$168	$520

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
SunAmerica Global Trends Fund
Class A Shares	$751	$1,120
Class C Shares	$253	$779
Class W Shares	$168	$520

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended October 31, 2012, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. Although the Fund engages in active trading of futures instruments, transactions in these futures instruments are not included in the calculation of the Fund's portfolio turnover rate. Trading of futures instruments will nonetheless result in the Fund incurring transaction costs and the active trading of such futures instruments may result in increased tax liability for shareholders.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund seeks to provide capital appreciation by utilizing an actively managed rules-based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities. The Fund generally seeks to implement this strategy by investing in futures contracts and futures-related instruments, including, but not limited to, U.S. and non-U.S. equity index futures, U.S. and non-U.S. fixed income futures, currency forwards, and commodity futures (collectively, "futures instruments") that provide the Fund with exposure to the various asset classes. Futures and forward contracts are contractual agreements that involve the right to receive, or obligation to deliver, assets or money depending on the performance of one or more underlying assets, currencies, or a market or economic index. The Fund may invest in such futures instruments both directly and indirectly through the Subsidiary (as described below). The Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other high-quality, short-term securities ("money market instruments"). The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments, however, these instruments may also earn income for the Fund. The Fund's return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund.

The Fund's strategy will normally involve investing in futures instruments that provide investment exposure to the following ten asset classes:

▶ U.S. equity markets ▶ German equity markets ▶ United Kingdom equity markets ▶ Japanese equity markets ▶ Emerging market equities	▶ U.S. fixed income ▶ Non-U.S. developed country fixed income ▶ Emerging market currencies ▶ Commodities — metals ▶ Commodities — energy and agriculture

Wellington Management Company, LLP (the "Subadviser" or "Wellington Management") serves as subadviser to the Fund. Pursuant to Wellington Management's proprietary approach, which involves rules-based indicators and technical analysis, the Fund's investment exposure to each of these ten asset classes (based on the notional exposure of the futures) will generally be between 0% and 10% of the

3

Fund Highlights

value of the Fund's net assets. The Fund's investment exposure to an asset class will fluctuate depending on the positive or negative signals identified by Wellington Management for the asset classes. In certain cases, the Fund's investment exposure to a particular asset class may be overweighted to up to 20%, for example, when such asset class demonstrates strong positive signals. When Wellington Management's analysis identifies negative signals for an asset class, it may either eliminate all or part of the Fund's exposure to such asset class. Wellington Management will then either allocate this portion of the Fund's assets to repurchase agreements and/or other money market instruments, or may use these assets to overweight the Fund's exposure to one or more of the other asset classes if they exhibit strong positive signals.

Investments in the Wholly-Owned Subsidiary. The Fund primarily gains exposure to commodities through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary invests primarily in commodity futures instruments and other investments designed to serve as collateral for the Subsidiary's futures instruments (i.e., repurchase agreements and money market instruments). The Subsidiary is managed by SunAmerica and subadvised by Wellington Management and has the same investment objective as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of the federal tax requirements that apply to the Fund.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The principal risks of the Fund, which include risks associated with the asset classes underlying the Fund's investments in futures instruments, are:

Strategy Risk. Investors should note that the ability of the Subadviser to successfully implement the Fund's strategies, including the proprietary investment process used by the Subadviser, will influence the performance of the Fund significantly.

Futures Contracts Risk. The risks associated with the Fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Forward contracts are also not regulated by the Commodity Futures Trading Commission ("CFTC") and therefore the Fund will not receive any benefit of CFTC regulation when trading forwards.

Stock Market Volatility Risk. The value of an investment in the Fund may fluctuate in response to stock market movements. This volatility could affect the value of the investments in the Fund's portfolio exposed to equity markets.

Foreign Exposure Risk. Investments that provide exposure to foreign countries are subject to a number of risks. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect such an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Emerging Markets Risk. Emerging markets are riskier than more developed markets and investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Interest Rate Risk. Fixed income securities and currency and fixed income futures instruments are subject to changes in their value when prevailing interest rates change. The values of already-issued debt securities have an inverse relationship with changes in interest rates. The magnitude of these changes in value is generally greater for debt securities with longer maturities. The value of the Fund's currency and fixed income futures instruments will fluctuate in varying directions and amounts based on the specific types of futures instruments held by the Fund. The Fund's exposure to foreign fixed income instruments will also be subject to risks associated with foreign investments, as described above under "Foreign Exposure Risk" and "Emerging Markets Risk."

Credit Risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Credit risk could affect the value of the investments in the Fund's portfolio exposed to fixed income securities.

4

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the Fund's portfolio exposed to bonds or other fixed income securities.

Currency Risk. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments in futures instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses. In addition, investments denominated in the currencies of emerging markets generally have a higher degree of currency risk, as described above under "Emerging Markets Risk."

Commodity Exposure Risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity futures instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Leverage Risk. The Fund may invest in certain futures instruments that provide leveraged exposure. The Fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the Fund to lose more than the amount it invested in those instruments.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and subadvised by Wellington Management, making it unlikely that the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Tax Risk. The Fund gains exposure to the commodities markets through investments in commodity-linked futures instruments and through its investment in the Subsidiary. In order for the Fund to qualify as a regulated investment company, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. As described, under "Shareholder Account Information — Tax, Dividend, Distribution and Account Policies," the Internal Revenue Service (the "IRS") has issued a revenue ruling which holds that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The Fund seeks to gain exposure to the commodities markets primarily through investments in the Subsidiary. The Fund has requested a private letter ruling from the IRS concluding that income derived from the Fund's investment in the Subsidiary would constitute qualifying income to the Fund. The IRS has indicated that the granting of private letter rulings, like the one requested by the Fund, is currently suspended, pending further review. As a result, there can be no assurance that the IRS will grant the private letter ruling requested. If the IRS does not grant the Fund's private letter ruling request, there is a risk that the IRS could assert that the income derived from the Fund's investment in the Subsidiary will not be considered qualifying income for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

Furthermore, the tax treatment of commodity-linked futures instruments and the Fund's investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund's taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus and the Statement of Additional Information.

Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements.

Active Trading. Active trading of the Fund's portfolio will result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. Active trading may also result in increased tax liability for Fund shareholders.

Regulatory Risk. On February 9, 2012, the CFTC adopted amendments to its rules effective January 1, 2013. Based on the Fund's and its Subsidiary's current investment strategies, the Fund and the Subsidiary are each deemed a "commodity pool" and SunAmerica is considered a commodity pool operator ("CPO") with respect to the Fund and the Subsidiary under the Commodity Exchange Act. In addition, Wellington Management, as subadviser to the Fund and the Subsidiary, is considered a commodity trading adviser ("CTA") with respect to the Fund and the Subsidiary. SunAmerica is currently registered with the National Futures Association as a CPO and Wellington Management is registered as a CTA, and each will act as such with respect to the operation of the Fund and the Subsidiary. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations is expected to increase Fund

5

Fund Highlights

expenses. In addition, until SEC regulations relating to investment companies and CFTC regulations relating to commodity pools are harmonized, the nature and extent to which CFTC regulations may affect the Fund is uncertain. The CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures or swaps transactions by investment companies. The Fund, SunAmerica and Wellington Management are continuing to analyze the effect of these rules changes on the Fund and the Subsidiary.

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing the Fund's performance for the calendar year and compares the Fund's average annual returns to those of the MSCI All Country World (ACWI) Index, a broad measure of market performance, as well as to those of the Global Trends Blended Benchmark Index. The Global Trends Blended Benchmark Index is comprised of an approximate 50% weighting in each of MSCI ACWI Index and CitiGroup World Government Bond Index, as calculated by SunAmerica. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850 x6003.

SUNAMERICA GLOBAL TRENDS FUND (CLASS A)

During the one-year period shown in the Bar Chart, the highest return for a quarter was 5.21% (quarter ended 3/31/12) and the lowest return for a quarter was -4.69% (quarter ended 6/30/12).

	Average Annual Total Returns (as of the periods ended December 31, 2012)
	Past One Year	Since Inception (6/15/11)
Class C	-0.79%	-0.64%
Class W	1.10%	0.24%
Class A	-4.91%	-3.75%
Return After Taxes on Distributions (Class A)	-4.91%	-4.12%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	-3.19%	-3.38%
MSCI ACWI Index	16.13%	4.06%
Global Trends Blended Benchmark Index	10.46%	5.38%

(1)  When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

6

INVESTMENT MANAGER AND SUBADVISER

The Fund's investment manager is SunAmerica Asset Management Corp. and the Fund's subadviser is Wellington Management Company, LLP (the "Subadviser" or "Wellington Management").

PORTFOLIO MANAGERS

The Fund is managed by the Subadviser's team of investment professionals led by Rick Wurster, CFA, CMT.

Name	Portfolio Manager of the Fund Since	Title
Rick Wurster, CFA, CMT	2011	Vice President and Asset Allocation Portfolio Manager of Wellington Management

PURCHASE AND SALE OF FUND SHARES

The Fund's initial investment minimums generally are as follows:

Minimum Initial Investment	Class A and Class C Shares • non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month	Class W Shares • $50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.safunds.com.

TAX INFORMATION

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7

Shareholder Account Information

SELECTING A SHARE CLASS

The Fund offers three classes of shares through this Prospectus: Class A, Class C and Class W shares. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

Class A • Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class C shares.	Class C • No front-end sales charges. • Higher annual expenses than Class A shares. • Deferred sales charge on shares you sell within twelve months of purchase, as described below.	Class W
• Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.
• No sales charges.
• Lower annual expenses than Class A or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*  Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%

Investments of $1 million or more: Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

8

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Fund's transfer agent (the "Transfer Agent") (or the financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described on page 9 under "Information and Records to be Provided to Fund."

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or to cease offering these programs at any time without prior notice.

•  Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned, provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the value of shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of the other classes of the same fund, as well as shares of any class of any other fund or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•  Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•  Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund, at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Fund reserves the right to modify or to cease offering these programs at any time.

•  Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). The financial planner, financial institution or broker-dealer must have a supplemental selling agreement and charge its client(s) an advisory fee based on the assets under management on an annual basis.

•  Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•  Fund Trustees and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•  Registered management investment companies that are advised by SunAmerica.

•  Selling brokers and their employees and sales representatives and their families.

Waivers for Certain Investors for Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class C shares. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

9

Shareholder Account Information

•  Within one year of the shareholder's death or becoming legally disabled (individually and spousal joint tenancy accounts only).

•  Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. ("SAFS") serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•  To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•  Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under "Waivers For Certain Investors for Class A Shares," such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•  Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Fund and SACS offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•  Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•  Exchange of Shares. Shares of the Fund may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to "Transaction Policies — Exchanges" in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Fund's SAI, shareholders may exchange their shares of the Fund (i) from Class A or Class C shares of the Fund into Class W shares of the Fund and (ii) from Class W shares of the Fund into Class A shares of the Fund. Please refer to "Exchange Privilege" in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

•  Reinstatement Privilege. Within one year of a redemption of certain Class A and Class C shares, the proceeds of the sale may be invested in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and Records to be Provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.safunds.com, and select the "Products" hyperlink. The Fund's SAI also contains additional information about sales charges and certain reductions and waivers.

10

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class W) of the Fund has its own plan of distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plans") that provides for distribution and account maintenance fees (collectively, "Rule 12b-1 Fees") (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SACS is paid a fee of 0.15% of the average daily net assets of Class W shares of the Fund in compensation for providing additional shareholder services to Class W shareholders.

OPENING AN ACCOUNT (CLASSES A AND C)

1.  Read this Prospectus carefully.

2.  Determine how much you want to invest. The minimum initial investments for Class A and C shares of the Fund are as follows:

•  non-retirement account: $500

•  retirement account: $250

•  dollar cost averaging: $500 to open; you must invest at least $25 a month.

The minimum subsequent investments for Class A and C shares the Fund are as follows:

•  non-retirement account: $100

•  retirement account: $25

•  The minimum initial and subsequent investments may be waived for certain-fee based programs and/or group plans held in omnibus accounts.

3.  Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850.

4.  Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.  Make your initial investment using the chart on the next page. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If the Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisors or other financial institutions (collectively, "Financial Institutions" or "Financial Intermediaries") may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution please call your Financial Institution or the Fund (toll free) at (800) 858-8850.

11

Shareholder Account Information

HOW TO BUY SHARES (CLASSES A AND C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution that is authorized to sell the Fund's shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under "Adding to an Account." The Fund will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying Shares Through the Fund

Opening an Account	Adding to an Account
By check
• Make out a check for the investment amount, payable to the Fund or to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.
• Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
• All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.
• Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or postdated checks will not be accepted.	• Make out a check for the investment amount payable to the Fund or to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.
• Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.
• Indicate the Fund and account number in the memo section of your check.
• Deliver the check and your stub or note to your broker or financial adviser, or mail them to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, Missouri 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
By wire
• Fax your completed application to SAFS at 816-218-0519.
• Obtain your account number by calling Shareholder Services at 800-858-8850.
• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.	• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional Investor Services."

12

HOW TO SELL SHARES (CLASSES A AND C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Fund as described below under "Selling Shares Through the Fund." Shares held for you in your Financial Institution's name must be sold through the Financial Institution.

Selling Shares Through the Fund

By mail
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514	You request should include:
• Your name
• Fund name, share class and account number
• The dollar amount or number of shares to be redeemed
• Any special payment instructions
• The signature of all registered owners exactly as the account is registered, and
• Any special documents required to assure proper authorization
For overnight mail redemption, a $25 fee will be deducted from your account.
By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days.	• Or, for automated 24-hour account access call FastFacts at 800-654-4760.
By wire
If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days. Otherwise, you must provide, in writing, the following information:
• Fund name, share class and account number you are redeeming
• Bank or financial institution name
• ABA routing number
• Account number, and
• Account registration	If the account registration at your bank is different than your account at SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.
Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.
By Internet
Visit our website at www.safunds.com, and select the "View My Portfolio" hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

Certain Requests Require a Medallion Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee):

•  Redemptions of $100,000 or more

•  The proceeds are to be payable other than as the account is registered

•  The redemption check is to be sent to an address other than the address of record

•  Your address of record has changed within the previous 30 days

•  Shares are being transferred to an account with a different registration

•  Someone (such as an executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

13

Shareholder Account Information

You can generally obtain a medallion guarantee from the following sources:

•  a broker or securities dealer

•  a federal savings, cooperative or other type of bank

•  a savings and loan or other thrift institution

•  a credit union

•  a securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS W)

As previously mentioned, you may purchase Class W shares only through advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Fund, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Fund is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial advisor.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share (NAV) for the Fund and each class is determined each Fund business day (as defined below) at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing. The Fund may invest in futures instruments that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's shares may change on days when the Fund is not open for purchases or redemptions.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A and Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class W shares, you pay the NAV. When you sell Class W shares, you receive the NAV.

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading ("Fund business day"). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in "good order" when the Fund, the Transfer Agent or the Fund's agent receives all required information, including properly completed and signed documents. If the Fund, the Transfer Agent or the Fund's agent receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund, the

14

Transfer Agent or the Fund's agent receives your order after that time, you will receive the next business day's closing price. The Fund reserves the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor's purchase or redemption order to the Fund's Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund's shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Fund for shares of the same class of any other retail fund distributed by SACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel the exchange privilege at any time, upon 60 days' written notice to its shareholders. The Fund at all times also reserves the right to restrict or reject any exchange transactions, for any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade: (1) may interfere with the efficient management of the Fund's portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history in the Fund and in other SunAmerica Mutual Funds.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

Certificated shares. The Fund does not issue certificated shares.

Fund holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

15

Shareholder Account Information

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as "market timing," and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund's Board of Trustees has determined that the Fund should not serve as a vehicle for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund's Transfer Agent. While the Fund's expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund's prospectuses, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, the Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings exposes the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the Fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading under certain circumstances may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the Fund's shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of a fund's shares to the extent that the fund has significant exposure to foreign markets because certain foreign markets close several hours ahead of the U.S. markets. The Fund may have significant exposure to futures instruments that trade in foreign markets through its investments in non-U.S. equity and fixed income futures and currency forwards and thus may be susceptible to this type of arbitrage. To the extent the Fund's NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Fund's shares.

Market timing procedures. The Fund's procedures include committing staff of the Fund's shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund's investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified, and the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Fund reserves the right to temporarily or permanently bar your future purchases into SunAmerica Funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

SACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund's market timing policies. In certain circumstances, the Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the Fund's policy.

The Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

16

Though the implementation of the Fund's procedures involves judgments that are inherently subjective and involve some selectivity in their application, the Fund and its service providers seek to make judgments that are consistent with the interests of the Fund's shareholders. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Fund business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES (CLASSES A AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Exchange Program may be used to exchange shares periodically of one or more other retail funds distributed by the Distributor for shares of the same class of the Fund. To use the Systematic Withdrawal Program:

•  Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Specify the amount(s). The Fund reserves the right to reject exchange requests that are less than $50.

•  Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement Plans. SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (K) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, extension 6074.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•  Make sure you have at least $5,000 worth of shares in your account.

•  Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•  Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a medallion guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Fund reserves the right to reject withdrawal requests that are less than $50.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Make sure your dividends and capital gains are being reinvested.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account statements. In general, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•  after every transaction that affects your account balance (except a dividend reinvestment, automatic redemption or automatic purchase from your bank account); and

•  after any change of name or address of the registered owner(s), or after certain account option changes.

Internal Revenue Service ("IRS") tax forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, typically mailed by January 31st.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

17

Shareholder Account Information

Prospectuses, Annual and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.safunds.com, and select the "Go Paperless" hyperlink (note: this option is only available to accounts opened through the Fund).

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Fund.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. A substantial portion of the Fund's distributions are likely to be taxed as ordinary income and there can be no assurance as to the portion of distributions that will be treated as long-term capital gains.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. Typically, by January 31 of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year. An exchange of shares you currently hold in one class of the Fund for shares of another class of the Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Recent regulations require the Fund to report to the IRS, and furnish to shareholders, the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.

Remember, there may be taxes on transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of capital can occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

The IRS Form 1099 that typically is mailed to you by January 31 details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

A note on the Fund's investments in commodity-linked derivatives and the Subsidiary. One of the requirements for favorable tax treatment as a regulated investment company is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The Fund seeks to gain exposure to the commodities markets primarily through investments in the Subsidiary. The Fund has requested a private letter ruling from the IRS concluding that income derived from the Fund's investment in the Subsidiary would constitute qualifying income to the Fund. The IRS has indicated that the granting of private letter rulings, like the one requested by the Fund, is currently suspended, pending further review. As a result, there can be no assurance that the IRS will grant the private letter ruling requested. If the IRS does not grant the private letter ruling request, there is a risk that the IRS could assert that the income derived from the

18

Fund's investment in the Subsidiary will not be considered qualifying income for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Furthermore, the tax treatment of commodity-linked futures instruments and the Fund's investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund's taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus and the Statement of Additional Information.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund.

By law, the Fund must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable laws.

Small accounts (other than Class W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $24.00 annual charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at SunAmerica's discretion.

19

More Information About the Fund

Futures and forward contracts are contractual agreements that involve the right to receive, or obligation to deliver, assets or money depending on the performance of one or more underlying assets, currencies, or a market or economic index.

Notional exposure is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at $1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

INVESTMENT STRATEGIES AND TECHNIQUES

The Fund seeks to provide capital appreciation by utilizing an actively managed rules-based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities. The Fund generally seeks to implement this strategy by investing in futures instruments that provide the Fund with exposure to the various asset classes. The Fund may invest in such futures instruments both directly and indirectly through the Subsidiary. The futures instruments in which the Fund will invest will primarily be exchange-traded futures. The Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other money market instruments. The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments; however, these instruments may also earn income for the Fund. The Fund's return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund.

The Fund's strategy will normally involve investing in futures instruments that provide investment exposure to the following ten asset classes (examples of the assets, currencies or market or economic indices that may be used as the underlying reference items for the Fund's futures instruments are listed under each asset class.):

▶ U.S. equity markets
(e.g., S&P 500 futures, Russell 2000 futures)
▶ German equity markets
(e.g., DAX futures)
▶ United Kingdom equity markets
(e.g., FTSE 100 futures)
▶ Japanese equity markets
(e.g., Nikkei futures)
▶ Emerging market equities
(e.g., Hang Seng futures, KOSPI futures, Bovespa futures, FTSE/JSE Africa Top 40)	▶ U.S. fixed income
(e.g., 10-Year and 30-Year Treasury futures)
▶ Non-U.S. developed country fixed income
(e.g., Australian, Canadian and U.K. 10-Year Bonds, German 10-Year Bonds)
▶ Emerging market currencies
(e.g., Brazilian Real, Mexican Peso, South African Rand, Polish Zloty, Colombian Peso)
▶ Commodities — metals
(e.g., gold, silver, copper)
▶ Commodities — energy and agriculture
(e.g., oil, sugar, corn)

Pursuant to Wellington Management's proprietary approach, which involves rules-based indicators and technical analysis, the Fund's investment exposure to each of these ten asset classes (based on the notional exposure of the futures) will generally be between 0% and 10% of the value of the Fund's net assets. The Fund's investment exposure to an asset class will fluctuate depending on the positive or negative signals identified by Wellington Management for the asset classes. In certain cases, the Fund's investment exposure to a particular asset class may be overweighted to up to 20%, for example, when such asset class demonstrates strong positive signals. When Wellington Management's analysis identifies negative signals for an asset class, it may either eliminate all or part of the Fund's exposure to such asset class. Wellington Management will then either allocate this portion of the Fund's assets to repurchase agreements and/or other money market instruments, or may use these assets to overweight the Fund's exposure to one or more of the other asset classes if they exhibit strong positive signals. This strategy seeks to achieve portfolio efficiency by using futures instruments to gain exposure to the various asset classes, and seeks to reduce volatility by adjusting its exposure to multiple asset classes depending on market conditions.

The Fund intends to gain its investment exposure to the global equity and fixed income markets, currencies and commodities through its investments in futures instruments, and not by investing directly in the ten asset classes underlying its futures investments (i.e., the Fund does not intend to buy stocks, bonds or physical commodities to gain exposure to the ten asset classes). In addition, the Fund intends to use futures on securities indices (rather than futures on individual stocks) to gain exposure to the U.S. and non-U.S. equity markets.

20

The asset classes described above, the range of investments within such asset classes, and the amount of exposure allocated to each asset class, are subject to change and will be determined in the discretion of the Subadviser and/or SunAmerica; provided, however, that at least 40% of the asset classes included within the Fund's allocation strategy (i.e., presently, at least four of the ten asset classes) will consist of foreign asset classes. Foreign asset classes will be deemed to include, for example, non-U.S. equity and fixed income asset classes and foreign currencies.

Investments in the Wholly-Owned Subsidiary. The Fund primarily gains exposure to commodities through investments in the Subsidiary. The Subsidiary invests primarily in commodity futures instruments and other investments designed to serve as collateral for the Subsidiary's futures investments (i.e., repurchase agreements and money market instruments). The Subsidiary is managed by SunAmerica and subadvised by Wellington Management and has the same investment objective as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of the federal tax requirements that apply to the Fund.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

Futures Instruments

Futures and forward contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific asset at a specified future time and at a specified price. Examples of futures include equity index futures (e.g., S&P 500, Russell 2000, DAX, FTSE, Nikkei, Hang Seng, KOSPI and Bovespa futures and FTSE/JSE Africa Top 40), fixed income futures (e.g., 10-Year and 30-Year U.S. Treasury futures, Australian, Canadian and U.K. 10-Year Bonds, and German 10-Year Bonds) and commodity futures (e.g., gold, silver, copper, oil, sugar and corn), which are futures contracts for various market indices, fixed income instruments and commodities, respectively, that are traded on registered securities exchanges. Currency forwards are individually negotiated obligations to purchase or sell specific currencies for agreed prices at set future dates. Unlike exchange-traded futures contracts, forward contracts are not regulated by the CFTC.

Repurchase Agreements

The Fund may enter into repurchase agreements as collateral for the futures instruments and also to earn income for the Fund. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by Wellington Management. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SunAmerica and Wellington Management, acting under the supervision of the Board, review on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investments in the Wholly-Owned Subsidiary

Investments in the Subsidiary are expected to provide the Fund with a means of gaining commodity exposure in a manner afforded by the private letter ruling the Fund is seeking from the IRS, as discussed on page 17 of this Prospectus under "Tax, Dividend, Distribution and Account Policies — A note on the Fund's investments in commodity-linked derivatives and the Subsidiary."

It is expected that the Subsidiary will invest primarily in commodity futures instruments. The Subsidiary may also invest in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other money market instruments. The primary purpose of the repurchase agreements and other money market instruments held by the Subsidiary will be to serve as collateral for the futures instruments; however, these instruments may also earn income for the Subsidiary.

With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Fund due to federal tax requirements relating to qualifying income, as discussed under "Tax, Dividend, Distribution and Account Policies — A note on the Fund's investments in commodity-linked

21

More Information About the Fund

derivatives and the Subsidiary." The Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS

The Fund's risk profile is largely a factor of the principal securities and other instruments in which it invests and the principal investment strategies and techniques that it uses. This section discusses the risks associated with an investment in the Fund.

There is no assurance that the Fund's investment strategies will be successful in achieving the Fund's investment objective.

Set forth below is more information about the main risks of investing in the Fund. The Fund's risks are also discussed above under "Fund Highlights" and in the Fund's SAI.

Strategy Risk

Investors should note that the ability of the Subadviser to successfully implement the Fund's strategies, including the proprietary investment process used by the Subadviser, will influence the performance of the Fund significantly.

Futures Contracts Risk

The price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Fund, and the prices of Fund shares, may be subject to greater volatility. The risks associated with the Fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) the underlying reference asset may not perform the way the Subadviser expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (v) although the Fund will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

Forwards Risk

Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. This risk may cause some or all of the Fund's gains to be lost. Please see "Counterparty Risk" below. At times, certain market makers have refused to quote prices for forward contracts, or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and sell. If this occurs, the Subadviser may be unable to effectively use its forward trading strategies, and the Fund could experience significant losses. See "Illiquidity Risk" below. Forward contracts, unlike exchange-traded futures contracts, are not regulated by the CFTC. Therefore, the Fund will not receive any benefit of CFTC regulation when trading forwards.

Stock Market Volatility Risk

As with any fund with equity securities markets exposure, the value of an investment in the Fund may fluctuate in response to stock market movements. This volatility could affect the value of the investments in the Fund's portfolio exposed to equity markets.

Foreign Exposure Risk

Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of these risks may only apply indirectly as a result of the Fund's exposure to foreign markets through its investments in futures instruments. These risks include the following:

•  Foreign investments will be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

•  Changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

•  The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

22

•  The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•  Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies.

Among other countries, the Fund may obtain investment exposure to Germany, the United Kingdom and Japan, and such investments present certain additional risks:

  Investments in Germany — Germany is subject to risks of social unrest and heavy governmental control, either of which may adversely affect investments in Germany. Certain sectors and regions of Germany have experienced high unemployment and labor and social unrest. These issues may cause downturns in the German markets. In addition, heavy regulation of labor and product markets is pervasive in Germany. These regulations may at times stifle German economic growth or cause prolonged periods of recession.

  Investments in the United Kingdom — The United Kingdom's economy is dependent on the economies of Europe and the United States as key trading partners. Reduction in spending by these economies on the United Kingdom's products and services or negative changes in any of these economies may cause an adverse impact on the United Kingdom's economy.

  Investments in Japan — Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Fund's holdings.

Emerging Markets Risk

The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets, and are highly sensitive to local, political or economic developments and governmental actions.

Interest Rate Risk

Fixed income securities and currency and fixed income futures instruments are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The value of the Fund's currency and fixed income futures instruments will fluctuate in varying directions and amounts based on the specific types of futures instruments held by the Fund. The Fund's share price can go up or down when interest rates change because of the effect of the change in the value of the Fund's portfolio investments exposed to foreign fixed income securities and currency and fixed income futures instruments. The Fund's exposure to fixed income instruments will also be subject to risks associated with foreign investments, as described above under "Foreign Exposure Risk" and "Emerging Markets Risk."

Credit Risk

Fixed income instruments and derivatives and other transactions involving a counterparty are subject to credit risk, which is the risk that the issuer of the instrument will not make timely payments when due or otherwise perform in accordance with the terms of the transaction. This could affect the value of the investments in the Fund's portfolio exposed to fixed income securities.

Bond Market Volatility

The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the Fund's portfolio exposed to bonds or other fixed income securities.

Currency Risk

Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments in futures instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses. In addition, investments denominated in the currencies of emerging markets generally have a higher degree of currency risk, as described above under "Emerging Markets Risk."

23

More Information About the Fund

Currency exchange rates may be particularly affected by the relative interest rates and rates of inflation, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Intervention by central banks or the imposition of regulatory controls or taxes, among other methods, may be used by governments to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments, which could alter or interfere with free market currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Commodity Exposure Risks

The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, investment speculation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries ("OPEC") and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand.

Risks of Leverage

The Fund may invest in certain futures instruments that provide leveraged exposure. The Fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the Fund to lose more than the amount it invested in those instruments.

The Fund has limits on the leverage ratio on its overall portfolio. The Fund is also subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must set aside liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, while the derivatives instruments are held. Generally, under current law, the Fund must set aside liquid assets equal to the full notional value for certain derivatives, such as forward contracts that are not required to be "cash-settled." For certain other derivatives, such as cash-settled futures contracts, the Fund only needs to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation rather than the futures contract's full notional value. The Fund reserves the right to alter its asset segregation policies in the future to comply with changes in the law or interpretations thereunder. The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund.

Subsidiary Risk

The investments held by the Subsidiary are similar to those that are permitted to be held by the Fund and, therefore, the Subsidiary is subject to risks similar to those of the Fund, including the risks of exposure to the commodities markets. Because the Subsidiary is organized under Cayman Islands law and is not registered under the 1940 Act, the Subsidiary is not subject to the investor protections of the 1940 Act. Changes in U.S. or Cayman Islands laws could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Repurchase Agreements Risk

Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. For more information, please see "Counterparty Risk" below.

24

The Fund's repurchase agreements will generally be collateralized by obligations of the U.S. government or its agencies. Some U.S. government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

Active Trading

As part of the Fund's principal investment technique, the Fund may engage in active trading of its portfolio investments. Active trading will result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. Active trading may also result in increased tax liability for Fund shareholders. During periods of increased market volatility, active trading may be more pronounced.

Regulatory Risk

In addition to the regulatory risks disclosed above under the "Fund Highlights" section of the prospectus, regulatory changes could adversely affect the Fund by restricting its trading activities and/or increasing the costs or taxes to which the investors are subject. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), among other things, grants the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter ("OTC") derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund's, SunAmerica's and Wellington Management's exposure to potential liabilities.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Non-Traditional Strategies Risk

The Fund's strategy is a relatively new type of strategy compared to the strategies pursued by more traditional stock and bond mutual funds. Investors will bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, which may negatively impact the Fund's investment performance.

Illiquidity Risk

Certain investments may be difficult or impossible to sell at the time and the price that the Fund would like. In addition, while not necessarily illiquid securities, certain derivatives in which the Fund may invest may not be listed on any exchange (i.e., forward contracts) and the secondary market for those derivatives may have less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

Counterparty Risk

The Fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Affiliated Fund Rebalancing Risk

The Fund may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as "fund of funds." From time to time, the Fund may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

25

More Information About the Fund

GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Capital appreciation is growth of the value of an investment.

Commodity-linked derivatives are derivative instruments, the value of which is linked to the price movement of a commodity, commodity index or commodity futures or option contract.

A derivative instrument is a contract, such as an option or future, whose value is based on the performance of an underlying financial instrument. The most common underlying assets include stocks, bonds, commodities, currencies, interest rates and market indexes.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

A forward contract is an individually negotiated obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a set future date.

Fixed income securities provide consistent interest or dividend payments. They include U.S. government securities. The fixed-income securities in which the Fund may invest include corporate bonds and notes issued by U.S. and foreign issuers, U.S. and foreign government securities, mortgage-backed securities and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Subadviser).

Futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A futures contract is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. Financial futures are futures contracts based on financial instruments, such as Treasury bonds, certificates of deposit, currencies or indexes.

Illiquid securities are securities that cannot easily be sold within seven days by virtue of the absence of a readily available market or legal or contractual restriction on resale. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Money market instruments include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers' acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

Notional value is the total value of a derivative's underlying reference assets — i.e., in the case of a futures contract, the contract value of the particular future. For example, if one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index and the Index is trading at $1,000, the futures contract is similar to investing $250,000 (250 X $1,000) in the S&P 500 Index, and the notional value would be $250,000.

U.S. Government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

RISK TERMINOLOGY

Bond Market Volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the investments in the Fund's portfolio.

26

Credit Risk: Fixed income instruments and derivatives and other transactions involving a counterparty are subject to credit risk, which is the risk that the issuer of the instrument will not make timely payments when due or otherwise perform in accordance with the terms of the transaction.

Currency Risk: The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect securities or instruments denominated in, and/or payments received in, such foreign currencies.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Emerging Markets: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign investments may be less liquid, more volatile and more difficult to price than U.S. investments.

Illiquidity: Certain investments may be difficult or impossible to sell at the time and the price that the seller would like.

Interest Rate Risk: Fixed income securities and currency and fixed income futures instruments are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The value of the Fund's currency and fixed income futures instruments will fluctuate in varying directions and amounts based on the specific types of futures instruments held by the Fund. The Fund's share price can go up or down when interest rates change because of the effect of the change in the value of the Fund's portfolio of fixed income securities and currency and fixed-income futures instruments.

27

Fund Management

FUND MANAGEMENT

Manager. SunAmerica supervises the daily business affairs of the Fund and the Subsidiary and provides various administrative services to the Fund. SunAmerica has delegated portfolio management responsibilities for the Fund and the Subsidiary to the Subadviser.

SunAmerica was organized in 1982 under the laws of Delaware, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and managed, advised or administered approximately $50.2 billion as of December 31, 2012. In addition to managing the Fund, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust. Pursuant to an Investment Advisory and Management Agreement, the Fund pays SunAmerica a management fee at the annual rate of 1.10% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory and Management Agreement and Subadvisory Agreement of the Fund is available in the Fund's semi-annual report to shareholders for the period ending October 31, 2012.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Fund in the amounts set forth in the Fund's SAI and as described in the footnotes to the Expense Table of this Prospectus. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to the Fund's investors. Further, any waivers or reimbursements made by SunAmerica (except for the management fee waiver relating to the Subsidiary) are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund's financial statements.

As discussed under "Investment Strategies and Techniques" above, the Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary to SunAmerica. This waiver may not be terminated by SunAmerica and will remain in effect for as long as SunAmerica's contract with the Subsidiary is in place.

Please see additional information on the distribution-related payments made by SunAmerica under "Distributor" on page 28.

Subadviser. Wellington Management Company, LLP is a Massachusetts limited liability partnership and its principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets.

The Subadviser is responsible for portfolio management for the Fund and the Subsidiary, selection of broker-dealers and negotiation of commission rates for the Fund and the Subsidiary. SunAmerica may terminate any agreement with the Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated advisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board of Trustees but without shareholder approval, to employ new unaffiliated advisers for new or existing funds, change the terms of particular agreements with unaffiliated advisers or continue the employment of existing unaffiliated advisers after events that would otherwise cause an automatic termination of an advisory agreement. Shareholders of the Fund have the right to terminate an agreement with an adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any adviser changes. The order also permits the Fund to disclose the Subadviser's fees only in the aggregate for the Fund.

Pursuant to a Subadvisory Agreement with respect to the Fund, SunAmerica will pay Wellington Management a subadvisory fee at the annual rate of 0.45% of average daily net assets of the Fund on the first $1 billion and 0.40% thereafter. Pursuant to a Subadvisory Agreement with respect to the Subsidiary, SunAmerica pays Wellington Management a subadvisory fee at the annual rate of 0.45% of average daily net assets of the Subsidiary on the first $1 billion and 0.40% thereafter. Wellington Management has contractually agreed to waive the subadvisory fee it receives from SunAmerica with respect to the Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington Management with respect to the Subsidiary. This waiver may not be terminated by Wellington Management and will remain in effect for as long as the contract with the Subsidiary is in place.

28

The Fund is managed by the Subadviser's team of investment professionals led by Rick Wurster, CFA, CMT. Mr. Wurster, Vice President and Asset Allocation Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2006.

Additional information about the portfolio manager's compensation, other accounts under management and ownership of the Fund's shares is contained in the SAI.

Distributor. SACS distributes the Fund's shares. SACS, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Fund's Class A and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of the Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of noncash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Fund's Class A and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase the Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution's website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. SunAmerica Fund Services, Inc. ("SAFS" or the "Servicing Agent") assists the Fund's transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares of the Fund.

SunAmerica, the Distributor and the Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

29

Financial Highlights

The Financial Highlights table for the Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, for the period ended October 31, 2011 and the fiscal year ended October 31, 2012. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

Period Ended	Net Asset Value beginning of period	Net Invest- ment income(1)	Net gain (loss) on investment (both realized and unrealized)	Total from invest- ment operations	Dividends from net Invest- ment income	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expense to average net assets(4)		Ratio of net investment income to average net assets(4)		Portfolio Turnover
	SUNAMERICA GLOBAL TRENDS FUND#
	Class A
06/15/11@– 10/31/11	$15.00	$(0.09)	$0.54	$0.45	$—	$—	$—	$15.45	3.00%	$208,936	1.85	%(3)	(1.81	)%(3)	0%
10/31/12	15.45	(0.26)	(0.44)	(0.70)	(0.15)	(0.13)	(0.28)	14.47	(4.58)	188,865	1.84		(1.72)		0
	Class C
06/15/11@– 10/31/11	$15.00	$(0.12)	$0.51	$0.39	$—	$—	$—	$15.39	2.60%	$21,114	2.50	%(3)	(2.46	)%(3)	0%
10/31/12	15.39	(0.34)	(0.44)	(0.78)	(0.09)	(0.13)	(0.22)	14.39	(5.08)	57,065	2.50		(2.37)		0
	Class W
06/15/11@– 10/31/11	$15.00	$(0.07)	$0.53	$0.46	$—	$—	$—	$15.46	3.07%	$34,779	1.65	%(3)	(1.61	)%(3)	0%
10/31/12	15.46	(0.22)	(0.46)	(0.68)	(0.16)	(0.13)	(0.29)	14.49	(4.40)	60,838	1.65		(1.52)		0

#  Consolidated; See Note 2 to the Fund's Annual Report for additional information.

@  Commencement of operations.

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.

(3)  Annualized

(4)  Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

	10/31/11(3)	10/31/12
Global Trends Fund Class A	0.86%	0.18%
Global Trends Fund Class C	1.91	0.16
Global Trends Fund Class W	1.49	0.16

30

[This Page Intentionally Left Blank]

[This Page Intentionally Left Blank]

For More Information

The following documents contain more information about the Fund and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund's Annual and Semi-annual Reports. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information. The SAI contains additional information about the Fund's policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Fund by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.safunds.com and click on "Shareholder Services and Account Information" in order to:

•  View your account and portfolio balance(s)

•  View the transaction history of your account(s)

•  See the net asset value of the Fund(s) you own

•  Perform financial transactions (some limitations apply)

•  Update account information (some limitations apply)

•  Access year-to-date tax summary information

•  View the dealer information on your account(s)

For Broker/Dealers: You can view your clients' account information online by visiting our website at www.safunds.com and clicking on the "Financial Professionals" link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.safunds.com and clicking on "Shareholder Services and Account Information," and then the "Go Paperless" option to complete the consent form. Why Go Paperless?

•  Immediate receipt of important Fund information

•  Elimination of bulky documents from personal files

•  Reduction of the Fund's printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Fund. All personal information is encrypted and is completely secure.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Fund is available on the EDGAR Database on the Securities and Exchange Commission's website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy state-ments in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to www.safunds.com

2

Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

S5118GLO – 2/13

www.safunds.com

SunAmerica

Focused Alpha Growth Fund

SunAmerica

Focused Alpha Large-Cap Fund

Prospectus

2013

www.safunds.com

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

• Information we receive from you on applications or other forms; and

• Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

• SunAmerica receives your prior written consent;

• SunAmerica believes the recipient is your authorized representative;

• SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

• SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

February 28, 2013  PROSPECTUS

SUNAMERICA SPECIALTY SERIES

SunAmerica Focused Alpha Growth Fund

SunAmerica Focused Alpha Large-Cap Fund

Class	SunAmerica Focused Alpha Growth Fund Ticker Symbols	SunAmerica Focused Alpha Large-Cap Fund Ticker Symbols
A Shares	FOCAX	SFLAX
C Shares	FOCCX	SFLCX
W Shares	FOCWX	SFLWX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND HIGHLIGHTS: SUNAMERICA FOCUSED ALPHA GROWTH FUND	1
FUND HIGHLIGHTS: SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND	5
IMPORTANT ADDITIONAL INFORMATION	10
SHAREHOLDER ACCOUNT INFORMATION	11
MORE INFORMATION ABOUT THE FUNDS	23
Fund Investment Strategies	23
Glossary	24
Investment and Other Terminology	24
Risk Terminology	25
FUND MANAGEMENT	26
FINANCIAL HIGHLIGHTS	29

Fund Highlights: SunAmerica Focused Alpha Growth Fund

INVESTMENT GOAL

The investment goal of the SunAmerica Focused Alpha Growth Fund (the "Fund") is growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 14 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 47 of the Fund's statement of additional information.

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(2)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	0.38%	0.60%	1.34%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	1.73%	2.60%	2.34%
Fee Waiver and/or Expense Reimbursement(3)(4)	0.01%	0.23%	0.82%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.72%	2.37%	1.52%

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See page 13 of the Prospectus for more information about the CDSCs.

(2)  In a reorganization that occurred on January 23, 2012 (the "Reorganization"), the Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Growth Fund, Inc. (the "Predecessor Fund"), a closed-end investment company, in exchange for Class A shares of the Fund. Prior to the Reorganization, the Fund had no operating history and it therefore carried forward the performance and accounting history of the Predecessor Fund. In connection with the Reorganization, the fiscal year end of the Fund was changed from December 31 to October 31. Accordingly, the fees and expenses of the Fund presented in the fee table have been annualized for the 10-month fiscal period ended October 31, 2012, and have also been adjusted, as applicable, with respect to the Class A shares assuming that the Fund operated as an open-end fund during this entire fiscal period.

(3)  Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. ("SunAmerica") is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% for Class A shares, 2.37% for Class C shares and 1.52% for Class W shares. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.

(4)  Any waivers or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred.

1

Fund Highlights: SunAmerica Focused Alpha Growth Fund

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

You would pay the following expenses if you redeem your shares:

	1 Year	3 Years	5 Years	10 Years
SunAmerica Focused Alpha Growth Fund
Class A shares	$740	$1,086	$1,455	$2,488
Class C shares	$340	$739	$1,265	$2,706
Class W shares	$155	$480	$829	$1,813

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
SunAmerica Focused Alpha Growth Fund
Class A shares	$740	$1,086	$1,455	$2,488
Class C shares	$240	$739	$1,265	$2,706
Class W shares	$155	$480	$829	$1,813

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund's principal investment strategies are growth and "focused." The growth oriented philosophy to which the Fund subscribes — that of investing in securities believed to offer the potential for growth of capital — focuses on securities considered to have, among other factors, the potential for above-average earnings growth; to offer proven or unique products or services; or to operate in industries experiencing increasing demand. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios.

The Fund is managed by two subadvisers, one of which manages the large-cap portion of the Fund and the other which manages the small- and mid-cap portion of the Fund. The Fund will generally hold up to a total of 40 securities, including approximately 10 to 20 securities in the large-cap portion and approximately 20 securities in the small- and mid-cap portion of the Fund. Under normal market conditions, the securities in the large-cap portion of the Fund will have a dollar-weighted average market capitalization of $13 billion or more and the securities in the small- and mid-cap portion of the Fund will have a dollar-weighted average market capitalization of less than $13 billion. Examples of when the Fund may hold more than the specified number of securities include, but are not limited to, re-balancing and purchase and sale transactions, including where a new subadviser is selected to manage the Fund or a portion of a Fund's assets.

The Fund will invest approximately 65% of its assets in the large-cap portion of the Fund and 35% of its assets in the small- and mid-cap portion of the Fund. These percentages reflect the projected asset allocations under normal market conditions and may be rebalanced from time to time.

The principal investment technique of the Fund is active trading of equity securities of large-, small- and mid-cap companies that offer the potential for growth of capital. Although the Fund will invest primarily in U.S. markets, each subadviser may invest in foreign securities, including securities of companies in emerging markets. The subadvisers will invest in companies primarily selected on the basis of company fundamentals, but may also consider macroeconomic and other factors.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

2

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of description of the principal risks of investing in the Fund:

Stock Market Volatility and Securities Selection. The Fund invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. Additionally, growth stocks can be volatile for several reasons. In particular, since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Growth stocks also normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded. In addition, individual stocks selected for the Fund may underperform the market generally.

Non-Diversification. The Fund is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By investing in a smaller number of stocks, a Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

Foreign Exposure and Currency Volatility. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets. Emerging markets are riskier than developed markets and investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Active Trading. As part of the Fund's principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. During periods of increased market volatility, active trading may be more pronounced.

Small- and Mid-Market Capitalization. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year, and compares the Fund's average annual returns to those of the Russell 3000® Growth Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by phone at 800-858-8850 ext. 6003.

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Growth Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and it therefore carried forward the performance and accounting history of the Predecessor Fund, which had a fiscal year end of December 31. Accordingly, the Fund's performance information in the Bar Chart and Table for periods prior to the Reorganization is based on that of the Predecessor Fund. The Predecessor Fund's operating expenses were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance quoted in the Bar Chart and Table would have been lower. In addition, the Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. Performance in the Table reflects the effect of the front-end sales charge imposed on Class A shares.

Performance for Class C and Class W shares of the Fund is not shown because the classes had no operating history prior to January 23, 2012 and therefore do not yet have a full calendar year of performance.

3

Fund Highlights: SunAmerica Focused Alpha Growth Fund

SUNAMERICA FOCUSED ALPHA GROWTH FUND (CLASS A)

During the 7-year period shown in the Bar Chart, the highest return for a quarter was 18.80% (quarter ended March 31, 2012) and the lowest return for a quarter was -22.43% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2012)
	One Year	Five Years	Since Inception (7/29/05)
Return Before Taxes (Class A)	7.85%	2.06%	6.00%
Return After Taxes on Distributions (Class A)	5.96%	1.54%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)	7.63%	1.70%	5.03%
Russell 3000® Growth Index	15.21%	3.15%	5.07%

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER AND SUBADVISERS

The Fund's investment adviser is SunAmerica. The Fund is subadvised by Marsico Capital Management, LLC ("Marsico") and BAMCO, Inc. ("BAMCO").

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Fund Since	Title
Thomas F. Marsico	2012	Portfolio Manager and Chief Investment Officer (Marsico)
Ronald Baron	2012	Portfolio Manager, Chief Executive Officer, Chief Investment Officer and Chairman (BAMCO)

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 12 of the Prospectus.

4

Fund Highlights: SunAmerica Focused Alpha Large-Cap Fund

INVESTMENT GOAL

The investment goal of the SunAmerica Focused Alpha Large-Cap Fund (the "Fund") is growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the "Shareholder Account Information-Sales Charge Reductions and Waivers" section on page 14 of the Fund's Prospectus and in the "Additional Information Regarding Purchase of Shares" section on page 47 of the Fund's statement of additional information.

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(2)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	0.41%	0.63%	13.32%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	1.76%	2.63%	14.32%
Fee Waiver and/or Expense Reimbursement(3)(4)	0.04%	0.26%	12.80%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.72%	2.37%	1.52%

(1)  Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See page 13 of the Prospectus for more information about the CDSCs.

(2)  In a reorganization that occurred on January 23, 2012 (the "Reorganization"), the Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Predecessor Fund"), a closed-end investment company, in exchange for Class A shares of the Fund. Prior to the Reorganization, the Fund had no operating history and it therefore carried forward the performance and accounting history of the Predecessor Fund. In connection with the Reorganization, the fiscal year end of the Fund was changed from December 31 to October 31. Accordingly, the fees and expenses of the Fund presented in the fee table have been annualized for the 10-month fiscal period ended October 31, 2012, and have also been adjusted, as applicable, with respect to the Class A shares assuming that the Fund operated as an open-end fund during this entire fiscal period.

(3)  Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. ("SunAmerica") is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% for Class A shares, 2.37% for Class C shares and 1.52% for Class W shares. For purposes of the Expense Limitation Agreement, "Total Annual Fund Operating Expenses" shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.

(4)  Any waivers or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time such waiver and/or reimbursement occurred.

5

Fund Highlights: SunAmerica Focused Alpha Large-Cap Fund

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

You would pay the following expenses if you redeem your shares:

	1 Year	3 Years	5 Years	10 Years
SunAmerica Focused Alpha Large-Cap Fund
Class A shares	$740	$1,086	$1,455	$2,488
Class C shares	$340	$739	$1,265	$2,706
Class W shares	$155	$480	$829	$1,813

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
SunAmerica Focused Alpha Large-Cap Fund
Class A shares	$740	$1,086	$1,455	$2,488
Class C shares	$240	$739	$1,265	$2,706
Class W shares	$155	$480	$829	$1,813

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 154% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund's principal investment strategies are growth, value and "focused." The growth-oriented philosophy to which the Fund partly subscribes — that of investing in securities believed to offer the potential for growth of capital — focuses on securities considered to have, among other factors, the potential for above-average earnings growth; to offer proven or unique products or services; or to operate in industries experiencing increasing demand. The value-oriented philosophy to which the Fund partly subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price-earnings ratios) and that may have generally been overlooked by the market. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios.

The Fund is managed by two subadvisers, one of which manages the large-cap growth portion of the Fund and the other which manages the large-cap value portion of the Fund. Each subadviser may emphasize either a growth or a value orientation, respectively, or a core orientation (i.e., stocks with both growth and value characteristics) at any particular time. Each subadviser will generally invest in approximately 10 to 20 securities, and the Fund will hold up to a total of 40 securities. Examples of when the Fund may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage the Fund or a portion of the Fund's assets.

The Fund will invest approximately 50% of its assets in the large-cap growth portion of the Fund and 50% of its assets in the large-cap value portion of the Fund. These percentages reflect the projected asset allocations under normal market conditions and may be rebalanced from time to time.

6

The principal investment technique of the Fund is active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies that offer the potential for growth of capital. Although the Fund will invest primarily in U.S. markets, each subadviser may invest in foreign securities, including securities of companies in emerging markets. The subadviser to the large-cap growth portion of the Fund will invest in companies primarily selected on the basis of company fundamentals, but may also consider macroeconomic and other factors. The subadviser to the large-cap value portion of the Fund will invest in companies primarily selected by utilizing a proprietary quantitative model combined with fundamental analysis. Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

Large-cap companies will generally include companies whose market capitalizations at the time of purchase are equal to or greater than the median market capitalization of companies in the Russell 1000® Index. As of the most recent annual reconstitution on June 25, 2012, the market capitalization range of companies in the Russell 1000® Index was approximately $1.35 billion to $540.2 billion, and the median market capitalization was approximately $5.21 billion. The market capitalizations of companies in the Fund's portfolio and the Russell 1000® Index change over time. Companies that fall outside this definition of large-cap companies after the Fund has purchased their securities will continue to be considered large-cap companies for purposes of the Fund's 80% investment policy; however, additional purchases of these companies will not qualify as such unless, at the time of purchase, the company is able to satisfy this definition.

The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval. Shareholders will receive at least sixty (60) days' notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund's investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

The principal risks of the Fund are:

Stock Market Volatility and Securities Selection. The Fund invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. Additionally, growth stocks can be volatile for several reasons. In particular, since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Growth stocks also normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security's intrinsic value for a long period of time, or that a stock judged to be undervalued may actually be appropriately priced. In addition, individual stocks selected for the Fund may underperform the market generally.

Non-Diversification. The Fund is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By investing in a smaller number of stocks, a Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

Foreign Exposure and Currency Volatility. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets. Emerging markets are riskier than developed markets and investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Active Trading. As part of the Fund's principal investment technique, the Portfolio may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax

7

Fund Highlights: SunAmerica Focused Alpha Large-Cap Fund

consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. During periods of increased market volatility, active trading may be more pronounced.

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year, and compares the Fund's average annual returns to those of the Russell 1000® Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's performance can be obtained by phone at 800-858-8850 ext. 6003.

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and it therefore carried forward the performance and accounting history of the Predecessor Fund, which had a fiscal year end of December 31. Accordingly, the Fund's performance information in the Bar Chart and Table for periods prior to the Reorganization is based on that of the Predecessor Fund. The Predecessor Fund's operating expenses were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance quoted in the Bar Chart and Table would have been lower. In addition, the Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. Performance in the Table reflects the effect of the front-end sales charge imposed on Class A shares.

Performance for Class C and Class W shares of the Fund is not shown because the classes had no operating history prior to January 23, 2012 and therefore do not yet have a full calendar year of performance.

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND (CLASS A)

During the 7-year period shown in the Bar Chart, the highest return for a quarter was 20.69% (quarter ended March 31, 2012) and the lowest return for a quarter was -19.53% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2012)
	One Year	Five Years	Since Inception (12/28/05)
Return Before Taxes (Class A)	10.31%	0.30%	4.27%
Return After Taxes on Distributions (Class A)	9.40%	–0.14%	3.75%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)	7.51%	0.11%	3.53%
Russell 1000® Index	16.42%	1.92%	4.21%

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

8

INVESTMENT ADVISER AND SUBADVISERS

The Fund's investment adviser is SunAmerica. The Fund is subadvised by Marsico Capital Management, LLC ("Marsico") and BlackRock Investment Management, LLC ("BlackRock").

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Fund Since	Title
Thomas F. Marsico	2012	Portfolio Manager and Chief Investment Officer (Marsico)
Chris Leavy	2012	Managing Director and Chief Investment Officer of Fundamental Equity (Americas) (BlackRock)

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 12 of the Prospectus.

9

Important Additional Information

PURCHASE AND SALE OF FUND SHARES

Each Fund's initial investment minimums generally are as follows:

Minimum Initial Investment	Class A and Class C Shares • non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month	Class W Shares • $50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	None

You may purchase or sell (redeem) shares of each Fund each day the New York Stock Exchange is open. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.safunds.com.

TAX INFORMATION

Each Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

10

Shareholder Account Information

SELECTING A SHARE CLASS

Each Fund offers three classes of shares through this Prospectus: Class A, Class C and Class W shares. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

Class A • Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class C shares.	Class C • Higher annual expenses than Class A shares. • Deferred sales charge on shares you sell within twelve months of purchase, as described below.	Class W
• Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.
• No sales charges.
• Lower annual expenses than Class A or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*  Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%

Investments of $1 million or more: Class A shares are offered with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

11

Shareholder Account Information

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Funds' transfer agent (the "Transfer Agent") (or the financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to a Fund as described on page 15 under "Information and records to be provided to a Fund."

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. Each Fund reserves the right to modify or to cease offering these programs at any time.

•  Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned, provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the value of shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of the other classes of the same fund, as well as shares of any class of any other fund or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•  Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•  Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. Each Fund reserves the right to modify or to cease offering these programs at any time.

•  Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). The financial planner, financial institution or broker-dealer must have a supplemental selling agreement and charge its client(s) an advisory fee based on the assets under management on an annual basis.

•  Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that offer the Funds as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•  Fund Trustees and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•  Registered management investment companies that are advised by SunAmerica.

•  Selling brokers and their employees and sales representatives and their families.

12

Waivers for Certain Investors for Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class C shares. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•  Within one year of the shareholder's death or becoming legally disabled (individually and spousal joint accounts only).

•  Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. ("SAFS") serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•  To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•  Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under "Waivers For Certain Investors for Class A Shares," such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•  Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Funds and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•  Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from a Fund will automatically be reinvested in additional shares of the Fund and share class without sales charges, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•  Exchange of Shares. Shares of the Funds may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to the "Additional Investor Services" in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Funds' SAI, shareholders may exchange their shares of a Fund (i) from Class A or Class C shares of the Fund into Class W shares of the same Fund and (ii) from Class W shares of the Fund into Class A shares of the same Fund. Please refer to "Exchange Privilege" in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

•  Reinstatement Privilege. Within one year of a redemption of certain Class A and Class C shares, the proceeds of the sale may be invested in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to a Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.safunds.com and select the "Products" hyperlink. Each Funds' SAI also contains additional information about sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class W) of each Fund has its own plan of distribution pursuant to Rule 12b-1 ("Rule 12b-1") that provides for distribution and account maintenance fees (collectively, "Rule 12b-1 Fees") (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

13

Shareholder Account Information

SACS is paid a fee of 0.15% of the average daily net assets of Class W shares of the Fund in compensation for providing additional shareholder services to Class W shareholders.

OPENING AN ACCOUNT (CLASSES A AND C)

1.  Read this Prospectus carefully.

2.  Determine how much you want to invest. The minimum initial investments for Classes A and C of the Funds are as follows:

•  non-retirement account: $500

•  retirement account: $250

•  dollar cost averaging: $500 to open

  The minimum subsequent investments for the Funds are as follows:

•  non-retirement account: $100

•  retirement account: $25

•  dollar cost averaging at least $25 a month

•  The minimum initial and subsequent investments may be waived for certain-fee based programs and/or group plans held in omnibus accounts.

3.  Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

4.  Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.  Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will not be considered to be in good order, and it therefore cannot be processed. A purchase, exchange or redemption order is in "good order" when a Fund, SACS and/or its agent receives all required information, including properly completed and signed documents. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Funds reserve the right to redeem the shares purchased and close the account. If a Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, "Financial Institutions" or "Financial Intermediaries") may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Funds directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution please call your Financial Institution or the Fund at (800) 858-8850.

14

HOW TO BUY SHARES (CLASSES A AND C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution that is authorized to sell the Funds' shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to a Fund or its agents as described below under "Adding to an Account." The Funds will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, any Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying Shares Through the Fund

Opening an Account	Adding to an Account
By check
• Make out a check for the investment amount, payable to the Fund or SunAmerica Mutual Funds. An account cannot be opened with a Fund check.
• Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
• All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.
• Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or postdated checks will not be accepted.	• Make out a check for the investment amount payable to the Fund or SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.
• Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.
• Indicate the Fund and account number in the memo section of your check.
• Deliver the check and your stub or note to your broker or financial adviser, or mail them to:
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, Missouri 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514
By wire
• Fax your completed application to SunAmerica Fund Services, Inc. at 816-218-0519.
• Obtain your account number by calling Shareholder Services at 800-858-8850.
• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.	• Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company
Boston, MA
ABA #0110-00028
DDA # 99029712
Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional Investor Services."

15

Shareholder Account Information

HOW TO SELL SHARES (CLASSES A AND C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Funds as described below under "Selling Shares Through the Fund." Shares held for you in your Financial Institution's name must be sold through the Financial Institution.

Selling Shares Through the Fund

By mail
(via regular mail)
SunAmerica Mutual Funds
c/o BFDS
P.O. Box 219186
Kansas City, MO 64121-9186
(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS
330 W. 9th St.
Kansas City, MO 64105-1514	You request should include:
• Your name
• Fund name, share class and account number
• The dollar amount or number of shares to be redeemed
• Any special payment instructions
• The signature of all registered owners exactly as the account is registered, and
• Any special documents required to assure proper authorization
For overnight mail redemption, a $25 fee will be deducted from your account.
By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days.	• Or, for automated 24-hour account access call FastFacts at 800-654-4760.
By wire
If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days. Otherwise, you must provide, in writing, the following information:
• Fund name, share class and account number you are redeeming
• Bank or financial institution name
• ABA routing number
• Account number, and
• Account registration	If the account registration at your bank is different than your account at SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.
Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.
By Internet
Visit our website at www.safunds.com, and select the "My Portfolio" hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

Certain Requests Require a Medallion Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee):

•  Redemptions of $100,000 or more

•  The proceeds are to be payable other than as the account is registered

•  The redemption check is to be sent to an address other than the address of record

•  Your address of record has changed within the previous 30 days

•  Shares are being transferred to an account with a different registration

•  Someone (such as an executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

16

You can generally obtain a medallion guarantee from the following sources:

•  a broker or securities dealer

•  a federal savings, cooperative or other type of bank

•  a savings and loan or other thrift institution

•  a credit union

•  a securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS W)

As previously mentioned, you may purchase Class W shares only through advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Funds, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Funds is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial adviser.

TRANSACTION POLICIES

Valuation of shares. The net asset value ("NAV") per share for each Fund and class is determined each business day (as defined below) at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees (the "Board"), the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those used by other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The value of any shares of open-end funds held by the Funds will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside of the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A and Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs or redemption fee (only in the case of Class A shares acquired through a reorganization). When you buy Class W shares, you pay the NAV. When you sell Class W shares, you receive the NAV.

Execution of requests. Each Fund is open on those days when the NYSE is open for regular trading ("Fund business day"). We execute buy and sell requests at the next NAV to be calculated after the Fund or its agents receives your request in good order. If the Fund, SACS or its agent receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund, SACS or its agent receives your order after that time, you will receive the next business day's closing price. The Fund reserves the right to reject any order to buy shares.

17

Shareholder Account Information

Certain qualified Financial Institutions may transmit an investor's purchase or redemption order to the Fund's Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund's shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission ("SEC"). The Funds and their agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Funds for shares of the same class of any other retail fund distributed by SACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Class A shares of the Funds that were acquired in a Fund reorganization may be exchanged subject to a redemption fee of 1.00% for 90 calendar days following the closing of the respective reorganization.

A Fund may change or cancel the exchange privilege at any time, upon 60 days' written notice to its shareholders. The Funds at all times also reserve the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Funds may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund's judgment, the trade: (i) may interfere with the efficient management of the Fund's portfolio; (ii) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section); or (iii) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor's trading history in the Fund and in other SunAmerica Mutual Funds.

Rejected exchanges. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

18

Certificated shares. The Funds do not issue certificated shares.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Funds discourage excessive or short-term trading, often referred to as "market timing," and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio; may materially increase the Fund's transaction costs, administrative costs or taxes; or may otherwise be detrimental to the interests of the Fund and its shareholders. Each Fund's Board of Trustees has determined that the Fund should not serve as a vehicle for frequent trading, and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds' Transfer Agent. While the Funds' expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Funds' Prospectus, the Funds may be limited in their ability to monitor the trading activity or enforce the Funds' market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transactions costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings expose the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the Fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the Fund's shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the Fund's shares to the extent that a Fund holds significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. The Funds may hold significant investments in foreign securities and thus may be susceptible to this type of arbitrage. Also, market timers may seek to exploit Funds that hold significant investments in small-cap companies, which may not be frequently traded. For example, a principal investment strategy of the Focused Alpha Growth Fund includes investing in small-cap companies and thus may be susceptible to this type of arbitrage. The Funds have adopted certain fair valuation practices intended to protect the Funds from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Funds. However, to the extent a Fund's NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of a Fund's shares.

Market timing procedures. Each Fund's procedures include committing staff of the Fund's shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to such Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund's investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified, based on the information considered in the monitoring process, a Fund and its service providers in their sole discretion may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

SACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Funds pursuant to which the Financial Intermediary undertakes to provide certain information to the Funds, including trading information, and also agrees to execute certain instructions from the Funds in connection with the Funds' market timing policies. In certain circumstances, a Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the

19

Shareholder Account Information

policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary's policy relating to short-term or excessive trading may be more or less restrictive than a Fund's policy.

A Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Funds' procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and their service providers seek to make judgments that are consistent with the interests of the Funds' shareholders. There is no assurance that the Funds or their service providers will gain access to any or all information necessary to detect market timing. While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Funds' market timing trading policies are not necessarily deemed accepted by a Fund and may be rejected or revoked by such Fund on the next Fund business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES (CLASSES A AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Exchange Program may be used to exchange shares periodically of one or more other retail funds distributed by the Distributor for shares of the same class of the Fund. To use the Systematic Withdrawal Program:

•  Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Specify the amount(s). Each exchange must be worth at least $50, although this may be waived at SunAmerica's discretion.

•  Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement Plans. SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, SIMPLE IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (K) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•  Make sure you have at least $5,000 worth of shares in your account.

•  Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•  Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a medallion guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

•  Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•  Make sure your dividends and capital gains are being reinvested.

20

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account statements. In general, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•  After every transaction that affects your account balance (except a dividend reinvestment, automatic redemption, automatic purchase or systematic exchange); and

•  After any change of name or address of the registered owner(s), or after certain account option changes.

Internal Revenue Service ("IRS") tax forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, typically mailed by January 31.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-Annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.safunds.com, and select the "Go Paperless" hyperlink (note: this option is only available to accounts opened through the Fund).

Dividends. The Funds generally distributes most or all of their net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Funds. Capital gains distributions, if any, are paid at least annually by the Funds. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS, or you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850, to change dividend and distribution payment options.

Taxability of dividends. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions of investment income reported by a Fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares, for the lower tax rates to apply.

Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that typically is mailed to you by January 31 details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in a Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. A substantial portion of the Fund's distributions are likely to be taxed as ordinary income and there can be no assurance as to the portion of distributions that will be treated as long-term capital gains.

21

Shareholder Account Information

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. Typically, by January 31 of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year. An exchange of shares you currently hold in one class of a Fund for shares of another class of the same Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Recent regulations require the Funds to report to the IRS, and furnish to shareholders, the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. The Funds will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Funds will use the average cost method with respect to that shareholder.

Remember, there may be taxes on transactions. Because each Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of capital can occur. In certain cases, distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies or unless the dividends are reported by a Fund as being paid in respect of that Fund's "qualified net interest income" or "qualified short-term capital gains," as discussed in the SAI. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Fund. A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. For more information about these requirements, see the Statement of Additional Information.

By law, the Fund must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable laws.

Small Accounts (other than Class W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $24.00 annual charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at SunAmerica's discretion.

22

More Information About the Funds

FUND INVESTMENT
STRATEGIES

Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.

The investment goal of each Fund may be changed without shareholder approval.

	FOCUSED ALPHA GROWTH FUND	FOCUSED ALPHA LARGE-CAP FUND
What is the Fund's investment goal?	Growth of Capital	Growth of Capital
What principal investment strategies does the Fund use to implement its investment goal?	Growth and Focus	Growth, Value and Focus
What are the Fund's principal investment techniques?	Active trading of equity securities of large-, small- and mid-cap companies that offer the potential for growth of capital.

Active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large cap companies that offer the potential for growth of capital. Under normal market conditions, at least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

What are the Fund's other significant (non-principal) investments?	None	Mid-Cap companies
What other types of securities may the Fund normally invest in as part of efficient fund management and which may produce some income?	• Short-term investments • Defensive instruments • Special situations • Options and futures	• Short-term investments • Defensive instruments • Special situations • Options and futures
What risks may affect the Fund?	PRINCIPAL RISKS:
• Stock market volatility
• Securities selection
• Non-diversification
• Foreign exposure
• Currency volatility
• Emerging markets
• Active trading
• Small- and mid-market capitalization
NON-PRINCIPAL RISKS:
• Hedging
• Derivatives
• Affiliated fund rebalancing	PRINCIPAL RISKS:
• Stock market volatility
• Securities selection
• Non-diversification
• Foreign exposure
• Currency volatility
• Emerging markets
• Active trading

NON-PRINCIPAL RISKS:
• Hedging
• Derivatives
• Affiliated fund rebalancing
• Mid-market capitalization

23

More Information About the Funds

GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Acquired fund fees and expenses are expenses incurred indirectly by a Fund as a result of the investments in shares of one or more "acquired funds," as defined in the registration form applicable to the fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

Defensive instruments include high quality fixed income securities and money market instruments. A Fund will use temporary defensive instruments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

Depository receipts. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") (issued in Europe) and Global Depositary Receipts ("GDRs") (issued throughout the world) each evidence a similar ownership arrangement. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include ADRs or other similar securities that convert into foreign securities such as EDRs and GDRs.

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in foreign investment companies, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and a subadviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

Growth of capital is growth of the value of an investment.

Market capitalization represents the total market value of the outstanding securities of a corporation.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

24

A Special situation arises when, in the opinion of a Fund's subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Short-term investments include money market instruments such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

Affiliated fund rebalancing: The Funds may be investment options for other mutual funds for which SunAmerica serves as investment adviser that are managed as "fund of funds." From time to time, the Funds may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event such redemptions or investments, the Funds could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Currency volatility: The value of a Fund's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities.

Derivatives: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Emerging markets: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Hedging: Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Non-diversification: By concentrating in a smaller number of stocks, a Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

Securities selection: A strategy used by the Funds, or securities selected by the subadvisers to the Funds, may fail to produce the intended return.

Small- and mid-market capitalization: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

Stock market volatility: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio and consequently the value of a Fund. Further, the performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions — for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. In addition, individual stocks selected for a Fund may underperform the market generally.
25

Fund Management

Adviser. SunAmerica Asset Management Corp. ("SunAmerica" or the "Investment Adviser"), provide various administrative services, and supervises the daily business affairs of each Fund. SunAmerica also selects subadvisers ("Subadvisers") to manage each Fund's assets. The Subadvisers are responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Fund. SunAmerica may terminate any agreement with any Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Funds with unaffiliated Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Subadvisers for new or existing Funds, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Fund have the right to terminate an agreement with Subadvisers for that Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. Shareholders will be notified of any Subadvisers changes. The termination and subsequent replacement of a Subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the Fund to disclose the Subadvisers' fees only in the aggregate for each Fund.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $50.2 billion of assets as of December 31, 2012. In addition to managing the Funds, SunAmerica serves as investment adviser, manager and/or administrator for VALIC Company I, VALIC Company II, SunAmerica Specialty Series, Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Seasons Series Trust, SunAmerica Series Trust, SunAmerica Series, Inc., and SunAmerica Senior Floating Rate Fund, Inc.

Each Fund will pay the Investment Adviser an annual fee equal to the following rates, expressed as an annual percentage of average daily net assets of each Fund:

Fund	Rate of Investment Advisory Fee
SunAmerica Focused Alpha Growth Fund	1.00%
SunAmerica Focused Alpha Large-Cap Fund	1.00%

In addition, pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and reimburse expenses to the extent noted in the footnotes of the Fee and Expense Table for each Fund. Any waivers or reimbursements made by SunAmerica with respect to a Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements occurred.

SunAmerica, as the Funds' Investment Adviser, will initially allocate the assets of the Funds among the Funds' Subadvisers as set forth in this Prospectus. SunAmerica will also allocate new cash from share purchases and proceeds of redemption requests in the same proportions, unless SunAmerica determines that a different allocation of assets would be in the best interests of the Fund and its shareholders. SunAmerica intends to periodically review the asset allocation in the Funds to determine whether the portion of assets managed by any Subadviser significantly differs in size from the projected asset allocations described under each Fund's principal investment strategies and techniques in the "Fund Highlights" section of the Prospectus. In the event such a significant differential exists, SunAmerica will determine whether to reallocate cash flows among the Subadvisers differently from the manner described above, in an effort to rebalance such Fund's assets. In some instances, the effect of the reallocation will be to shift assets from a better performing portion of the Fund to a portion of the Fund with a relatively lower total return. In general, SunAmerica will not rebalance or reallocate the existing assets of the Funds among the Subadvisers.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders for the period ending April 30, 2013.

Distributor. SACS distributes each Fund's shares. SACS, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Fund's Class A and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees,

26

seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of noncash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers, including affiliates of SunAmerica, for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Fund's Class A and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase the Funds through a Financial Institution, the Funds, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution's website for more information.

The Statement of Additional Information contains additional information about payments made to Financial Institutions.

Servicing Agent. SunAmerica Fund Services, Inc. ("SAFS" or the "Servicing Agent") assists the Funds' Transfer Agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares of each Fund.

SunAmerica, the Distributor and the Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

INFORMATION ABOUT SUBADVISERS

The Subadvisers and Portfolio Managers for each Fund are described below. Additional information about the Portfolio Managers' compensation, other accounts under management, and ownership of the Funds' shares is contained in the Statement of Additional Information.

Fund	Fund Management allocated among the following Subadvisers
SunAmerica Focused Alpha Growth Fund	Marsico Capital Management, LLC ("Marsico") BAMCO, Inc. ("BAMCO")
SunAmerica Focused Alpha Large-Cap Fund	Marsico BlackRock Investment Management, LLC ("BlackRock")

27

Fund Management

DESCRIPTION OF THE SUBADVISERS

Marsico Capital Management, LLC ("Marsico"), located at 1200 17th Street, Suite 1600, Denver, CO 80202, is an independent, registered investment adviser organized in 1997 as a Delaware limited liability company. As of December 31, 2012, Marsico had approximately $26.8 billion in assets under management.

BAMCO is a New York corporation located at 767 5th Avenue, 49th Floor, New York, New York 10153. BAMCO is a subsidiary of Baron Capital Group, Inc. ("BCG"). As of December 31, 2012, BCG had approximately $16.5 billion in assets under management.

BlackRock, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is an indirect wholly owned subsidiary of BlackRock, Inc., BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $3.792 trillion in investment company and other assets under management as of December 31, 2012.

FUND MANAGEMENT

The following individuals are the Funds' portfolio managers:

Fund	Name, Title and Affiliation of Portfolio Manager	Experience
SunAmerica Focused Alpha Growth Fund	Thomas F. Marsico, Portfolio Manager and Chief Investment Officer (Marsico)	Mr. Marsico is the Chief Investment Officer of Marsico. Mr. Marsico has over 30 years of experience in the investment management field as a securities analyst and a portfolio manager.
Ronald Baron, Portfolio Manager, Chief Executive Officer, Chief Investment Officer and Chairman (BAMCO)

Mr. Baron is the Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Baron Capital Group, Inc. and its subsidiaries. BAMCO, established in 1987, is one of its subsidiaries. Mr. Baron has managed money for others on a discretionary basis since 1975. In 1982, he established Baron Capital, Inc. and was the founding Portfolio Manager of several Baron Mutual Funds.

SunAmerica Focused Alpha Large-Cap Fund	Thomas F. Marsico, Portfolio Manager and Chief Investment Officer (Marsico)	See the SunAmerica Focused Alpha Growth Fund above.
Chris Leavy, Managing Director and Chief Investment Officer of Fundamental Equity (Americas) (BlackRock)

Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas) since 2010; Oppenheimer Funds from 2000 to 2010 (Chief Investment Officer, Equities (2009-2010), Head of Equities (2007-2009), Head of Value Equity Group (2000-2006) and portfolio manager (2000-2008)).

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

28

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the respective periods shown. As a result of the Reorganizations, each Fund carried forward the performance and accounting history of the corresponding Predecessor Fund, as each Predecessor Fund is the accounting survivor of the respective Reorganization. The most recent fiscal year end of the Predecessor Funds was December 31, 2011. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that a shareholder would have earned or lost on an investment in a Predecessor Fund (assuming reinvestment of all dividends and distributions). The information in the following tables has been audited, unless otherwise noted, by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each Predecessor Fund's financial statements, is included in each Predecessor Fund's respective Annual Report, which is available upon request.

Period Ended	Net Asset Value beginning of period	Net Invest- ment (loss) income@	Net realized and unrealized gain (loss) on invest- ment		Total from invest- ment income	Distri- butions from net invest- ment income	Distri- butions from net realized gains on invest- ments		Distri- butions from return of capital	Total distri- butions	Capital Share Transactions NAV accretion resulting from shares tendered		Net Asset Value end of period	Net Asset Value Total Return		Market Value end of period	Market Value Total Return		Net Assets end of period ($000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Portfolio Turnover
	SUNAMERICA FOCUSED ALPHA GROWTH FUND†
	Class A
12/31/07	$21.68	$0.01	$2.66		$2.67	$(0.01)	$(2.53)		$(0.77)	$(3.31)	$—		$21.04	12.67	%#(1)	$18.92	13.20	%#(2)	$428,277	1.14%		0.03%		51%
12/31/08	21.04	(0.05)	(8.26)		(8.31)	—	—		(1.25)	(1.25)	—		11.48	(41.07	)#(1)	9.55	(44.75	)#(2)	233,635	1.17		(0.29)		89
12/31/09	11.48	(0.02)	3.86		3.84	—	—		(0.35)	(0.35)	—		14.97	34.50	#(1)	13.71	48.35	#(2)	304,753	1.22		(0.14)		72
12/31/10	14.97	0.01	4.65		4.66	(0.01)	(0.19	)(4)	—	(0.20)	0.12	(5)	19.55	32.19	#(1)	17.54	29.61	#(2)	278,510	1.25		0.06		70
12/31/11	19.55	(0.10)	(0.30)		(0.40)	—	(0.48)		—	(0.48)	—		18.67	(2.02	)#(1)	18.28	6.88	#(2)	266,016	1.32		(0.48)		74
01/01/12- 10/31/12	18.67	(0.01)	2.86	(10)(11)	2.85	—	—		—	—	—		21.52	15.27	(8)(9)	—	—		249,508	1.68	(6)(7)	(0.06	)(6)(7)	87	(12)
	Class C
01/24/12*- 10/31/12	$19.69	$0.03	$1.70	(10)(11)	$1.73	$—	$—		$—	$—	$—		$21.42	8.79	%(8)(9)	$—	—%		$33,084	2.37	%(6)(7)	0.20	%(6)(7)	87	%(12)
	Class W
01/24/12*- 10/31/12	$19.69	$0.10	$1.76	(10)(11)	$1.86	$—	$—		$—	$—	$—		$21.55	9.45	%(8)(9)	$—	—%		$5,084	1.52	%(6)(7)	0.62	%(6)(7)	87	%(12)

*  Commencement of operations.

†  See Note 1 to the Fund's Annual Report for additional information. — Due to the reorganization which effectively converted the fund from closed-end to open-end, the periods other than the current period have been presented under the requirements of closed-end funds.

@  Calculated based upon average shares outstanding

#  Total return is not annualized.

(1)  Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.

(2)  Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.

(3)  Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	12/31/07	12/31/08	12/31/09	12/31/10	12/31/11	10/31/12(7)
SunAmerica Focused Alpha Growth Fund Class A	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%
SunAmerica Focused Alpha Growth Fund Class C	N/A	N/A	N/A	N/A	N/A	0.00
SunAmerica Focused Alpha Growth Fund Class W	N/A	N/A	N/A	N/A	N/A	0.00

(4)  The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

(5)  See Note 8 to the Fund's Annual Report for additional information.

(6)  Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

10/31/12(7)
SunAmerica Focused Alpha Growth Fund Class A	0.03%
SunAmerica Focused Alpha Growth Fund Class C	0.23
SunAmerica Focused Alpha Growth Fund Class W	0.84

(7)  Annualized

(8)  Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.

(9)  The Fund's performance figures were increased by the following amounts, from redemption fees received:

10/31/12
SunAmerica Focused Alpha Growth Fund Class A	0.64%
SunAmerica Focused Alpha Growth Fund Class C	0.61
SunAmerica Focused Alpha Growth Fund Class W	0.61

(10)  Includes redemption fees of $0.12 per share.

(11)  Includes the effect of a merger (see Note 3 to the Fund's Annual Report for additional information.)

(12)  Excludes purchases/sales due to fund merger.

29

Financial Highlights

Period Ended	Net Asset Value beginning of period	Net Invest- ment (loss) income@	Net realized and unrealized gain (loss) on invest- ment		Total from invest- ment income	Distri- butions from net invest- ment income	Distri- butions from net realized gains on invest- ments		Distri- butions from return of capital	Total distri- butions	Capital Share Transactions NAV accretion resulting from shares tendered		Net Asset Value end of period	Net Asset Value Total Return		Market Value end of period	Market Value Total Return		Net Assets end of period ($000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio Turnover
	SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND†
	Class A
12/31/07	$20.21	$0.02	$3.39		$3.41	$(0.02)	$(1.38)		$(1.06)	$(2.46)	$—		$2.16	17.40	%#(1)	$18.84	16.15	%#(2)	$204,301	1.21	%(3)	0.11	%(3)	57%
12/31/08	21.16	0.06	(7.58)		(7.52)	(0.06)	—		(1.19)	(1.25)	—		12.39	(36.95	)#(1)	10.33	(40.12	)#(2)	119,598	1.26	(3)	0.33	(3)	120
12/31/09	12.39	0.05	2.72		2.77	(0.05)	—		(0.30)	(0.35)	—		14.81	23.15	#(1)	13.67	36.97	#(2)	143,028	1.34		0.41		135
12/31/10	14.81	0.06	2.83		2.89	(0.07)	(0.13	)(4)	—	(0.20)	0.08	(5)	17.58	20.25	#(1)	15.74	16.76	#(2)	127,318	1.42	(3)	0.42	(3)	130
12/31/11	17.58	(0.01)	(0.27)		(0.28)	(0.03)	(0.70)		—	(0.73)	—		16.57	(1.50	)#(1)	16.22	7.55	#(2)	120,019	1.56		(0.08)		115
01/01/12- 10/31/12	16.57	(0.07)	2.75	(10)(11)	2.68	—	—		—	—	—		19.25	16.17	(8)(9)	—	—		225,787	1.72	(3)(6)(7)	(0.45	)(3)(6)(7)	154	(12)
	Class C
01/24/12*- 10/31/12	$17.59	$(0.19)	$1.77	(10)(11)	$1.58	$—	$—		$—	$—	$—		$19.17	8.98	%(8)(9)	$—	—%		$32,358	2.37	%(3)(6)(7)	(1.32	)%(3)(6)(7)	154	%(12)
	Class W
01/24/12*- 10/31/12	$17.59	$(0.02)	$1.72	(10)(11)	$1.70	$—	$—		$—	$—	$—		$19.29	9.66	%(8)(9)	$—	—%		$353	1.52	%(3)(6)(7)	(0.12	)%(3)(6)(7)	154	%(12)

*  Commencement of operations.

†  See Note 1 to the Fund's Annual Report for additional information. — Due to the reorganization which effectively converted the fund from closed-end to open-end, the periods other than the current period have been presented under the requirements of closed-end funds.

@  Calculated based upon average shares outstanding

#  Total return is not annualized.

(1)  Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.

(2)  Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.

(3)  Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	12/31/07	12/31/08	12/31/10	10/31/12(7)
SunAmerica Focused Alpha Large-Cap Fund Class A	0.00%	0.00%	0.00%	0.00%
SunAmerica Focused Alpha Large-Cap Fund Class C	N/A	N/A	N/A	0.01
SunAmerica Focused Alpha Large-Cap Fund Class W	N/A	N/A	N/A	0.00

(4)  The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

(5)  See Note 8 to the Fund's Annual Report for additional information.

(6)  Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

10/31/12(7)
SunAmerica Focused Alpha Large-Cap Fund Class A	0.05%
SunAmerica Focused Alpha Large-Cap Fund Class C	0.26
SunAmerica Focused Alpha Large-Cap Fund Class W	12.82

(7)  Annualized

(8)  Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.

(9)  The Fund's performance figures were increased by the following amounts, from redemption fees received:

10/31/12
SunAmerica Focused Alpha Large-Cap Fund Class A	0.66%
SunAmerica Focused Alpha Large-Cap Fund Class C	0.63
SunAmerica Focused Alpha Large-Cap Fund Class W	0.63

(10)  Includes redemption fees of $0.11 per share.

(11)  Includes the effect of a merger (see Note 3 to the Fund's Annual Report for additional information.)

(12)  Excludes purchases/sales due to fund merger.

30

[This Page Intentionally Left Blank]

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Funds is contained in the financial statements and portfolio holdings in the Funds' Annual and Semi-annual Reports.

Statement of Additional Information (SAI). The SAI contains additional information about the Funds' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Funds by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.safunds.com and click on "Shareholder Services and Account Information" in order to:

•  View your account and portfolio balance(s)

•  View the transaction history of your account(s)

•  See the NAV of the Fund(s) you own

•  Perform financial transactions (some limitations apply)

•  Update account information (some limitations apply)

•  Access year-to-date tax summary information

•  View the dealer information on your account(s)

For Broker/Dealers: You can view your clients' account information online by visiting our website at www.safunds.com and clicking on the "Financial Professionals" link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.safunds.com and clicking on "Shareholder Services and Account Information," and then the "Go Paperless" option to complete the consent form. Why Go Paperless?

•  Immediate receipt of important Fund information

•  Elimination of bulky documents from personal files

•  Reduction of the Fund's printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Fund. All personal information is encrypted and is completely secure.

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about each Fund is available on the EDGAR Database on the SEC's website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-21482

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to www.safunds.com

2

Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

S5118FAF – 2/13

www.safunds.com

SUNAMERICA SPECIALTY SERIES

2020 HIGH WATERMARK FUND

(CLASS A AND C SHARES)

Statement of Additional Information
dated February 28, 2013

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Specialty Series (the “Trust”) is a mutual fund consisting of five funds, one of which is currently offered to shareholders through this Statement of Additional Information (“SAI”):  the 2020 High Watermark Fund (the “Fund”).  This SAI relates only to Class A and Class C shares of the Fund.

This SAI is not a Prospectus, but should be read in conjunction with the Fund’s Prospectus dated February 28, 2013 (the “Prospectus”).  The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus.  The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus.  Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.  You may request a copy of the Annual Report at no charge by calling (800) 858-8850.

Class	2020 High Watermark Fund: Ticker Symbols
Class A Shares	HWKAX
Class C Shares	N/A

i

ii

THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003.  The Trust consists of five series, one of which is currently offered to shareholders through this SAI:  2020 High Watermark Fund.  On November 30, 2004, the Board of Trustees of the Trust authorized the offering of Class I shares for the Fund.  The Fund offers three classes of shares - Class A, Class C and Class I shares. This SAI relates soley to Class A and Class C shares of the Fund.

On September 26, 2005, the Board (the “Board”) authorized the establishment of the Long Horizon Fund and Short Horizon Income Fund, which commenced offering on December 27, 2005.  On March 6, 2007, the Board approved the liquidation of the Long Horizon Fund.  On April 19, 2007, the Long Horizon Fund was liquidated.  On October 1, 2007, the Board approved the liquidation of the Short Horizon Income Fund.  On October 22, 2007, the Short Horizon Income Fund was liquidated.  On March 5, 2008 the Board approved the liquidation of the 2010 High Watermark Fund as a result of circumstances that gave rise to an Early Fund Termination, as defined in the Prospectus, and on April 21, 2008, the 2010 High Watermark Fund was liquidated. Effective February 26, 2010, the name of the trust was changed from “AIG Series Trust” to “SunAmerica Specialty Series”. On September 4, 2012, the Board approved the liquidation of the 2015 High Watermark Fund as a result of circumstances that gave rise to an Early Fund Termination (as defined in the Prospectus), and on October 26, 2012, the 2015 High Watermark Fund was liquidated.

The Fund is diversified within the meaning of the 1940 Act.  SunAmerica Asset Management Corp. (“SunAmerica”) serves as investment manager for the Fund.  As described in the Prospectus, SunAmerica has retained Trajectory Asset Management LLC (“Adviser” or “Trajectory”) to provide advisory services to the Fund.

INVESTMENT OBJECTIVES AND POLICIES

The investment goals and policies of the Fund are described in the Prospectus.  Certain types of securities in which the Fund may invest and certain investment practices the Fund may employ, which are described in the Prospectus, are discussed more fully below.  The  Fund’s investment goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

Unless otherwise specified, the Fund may invest in the following securities.  The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

The 2020 High Watermark Fund is no longer open to new investments.  As a result of an Early Closure Condition, effective June 18, 2012, the Fund was required to close to new investments, although the Fund was not required to irrevocably allocate its assets to its fixed income portfolio. Accordingly, the Fund no longer offers Class A or Class C shares for new purchases by new and existing investors.  Investors who owned Class A or Class C shares of the Fund prior to June 18, 2012 may continue to hold those shares, but they may not add to their positions in the Fund except through dividend reinvestment.  Class A and Class C shares are available [for incoming exchanges] and for reinvestment of dividends and capital gain distributions. Class A and Class C shareholders may redeem shares of the Fund at any time, in accordance with the terms set forth in the Fund’s

1

Prospectus. However, shareholders who redeem Class A or Class C shares prior to the Fund’s Protected Maturity Date (as defined in the Prospectus) will not be entitled to receive the Protected High Watermark Value on those shares. If you are considering redeeming your shares, you should read the Prospectus carefully before doing so and should also consult your financial advisor.

Master Agreement. The Fund undertakes (the “Payment Undertaking”) that on the Protected Maturity Date each shareholder in the Fund will be entitled to redeem his or her shares then outstanding for an amount no less than the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution (“Protected High Watermark Value”).  Thus, after the payment of each dividend or distribution, a new Protected High Watermark Value is established to the extent of any subsequent appreciation and decreased in respect of subsequent dividends, distributions and any extraordinary expenses.  The Payment Undertaking is backed by the Master Agreement between the Trust, on behalf of the Fund and Prudential Global Funding, Inc. (“PGF”), under which PGF will pay to the Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund’s Protected Maturity Date, provided certain conditions are met.

The terms of the Master Agreement prescribe certain investment parameters within which the Fund must be managed during the life of the Fund (the “Investment Period”) to preserve the benefit of the Master Agreement.  Accordingly, the Master Agreement could limit the Adviser’s ability to alter the allocation of fixed income and equity exposures in response to changing market conditions.  The terms of the Master Agreement could require the Fund to liquidate an equity futures position when it otherwise would not be in the shareholders’ best interests or at a time when the Adviser otherwise would not recommend doing so.

Investments Restrictions under Master Agreement.  To avoid losing the benefits of the Master Agreement, the Fund is subject to conditions of the Master Agreement that require the Adviser to make investment allocation decisions based on mathematical formulae and within certain investment parameters.  This limitation is designed to reduce, but does not eliminate, the risk that the Fund’s assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on the Protected Maturity Date.  Accordingly, the Master Agreement could limit the Adviser’s ability to respond to changing market conditions during the Investment Period.  If the Adviser fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Master Agreement, PGF may terminate the Payment Undertaking, exercise its right to instruct the Adviser to immediately allocate the Fund’s assets entirely to fixed income securities or deliver to the Fund’s custodian instructions requiring the custodian to immediately allocate all of the Fund’s assets to fixed income securities.  If PGF were to exercise the right to have all of the Fund’s assets invested in fixed income securities, the Fund’s ability to participate in upward equity market movements could be eliminated.

Risk of Default.  If the closing NAV of the Fund is less than the Fund’s Protected High Watermark Value, a shareholder’s ability to receive the Protected High Watermark Value depends on the financial condition of PGF and Prudential Financial.  The Master Agreement is an obligation that runs solely to the Fund, not to the Fund’s shareholders, and shareholders would not be expected to have any recourse against PGF under the Master Agreement.  The Master Agreement is solely an

2

obligation of PGF and Prudential Financial.  Consequently, an investment in the Fund involves a risk of loss if the Fund’s investment strategy is otherwise unsuccessful and PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, under the Master Agreement.  In this event, the Fund’s Board could take a variety of actions including replacing PGF as the Master Agreement counterparty.  However, the Board is under no obligation to replace PGF or otherwise find a substitute provider.  In such circumstances, shareholders could receive an amount less than the Protected High Watermark Value.  No entity or person other than Prudential Financial is obligated to make up any shortfall in the event PGF defaults on its obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date.  PGF may also assign its obligations under the Master Agreement to an affiliate, provided that Prudential Financial guarantees the obligations of the affiliate.  PGF may only assign its obligations under the Master Agreement to a non-affiliate if the Board and the Adviser have consented to the assignment.

The availability of the Payment Undertaking on the Protected Maturity Date is conditioned upon the Fund satisfying its obligations under the Master Agreement.  Should the Fund fail to satisfy its obligations under the Master Agreement, PGF may be permitted to terminate the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists on the Protected Maturity Date.  In addition, the availability of the Master Agreement on the Protected Maturity Date is conditional upon the Adviser and the Fund’s custodian providing certain information to PGF.  If the Adviser or the custodian fails to provide this information, PGF may require the Fund to invest exclusively in fixed income securities, which will eliminate the Fund’s ability to participate meaningfully in upward equity market movements.

Early Fund Termination.  The Board may at anytime determine to liquidate a Fund, particularly if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  Because early liquidation in this circumstance would involve returning to shareholders the then-current NAV for their shares rather than the Protected High Watermark Value, the Board would consider the relationship between the two amounts in making its determination.

PGF may determine to liquidate a Fund if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  However, PGF may not liquidate a Fund for this reason without honoring its obligations to protect the High Watermark Value.

Risk of Default of PGF and Prudential Financial.  It is possible that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. The Master Agreement is solely the obligation of PGF and Prudential Financial. Consequently, an investment in the Fund involves a risk of loss if PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations under the Master Agreement. In this event, the Fund’s Board could take a variety of actions including replacing PGF as the Master Agreement counterparty. However, the Board may not be able to locate a replacement counterparty and is under no obligation to do so. In these circumstances, shareholders could receive an amount less than the Protected High Watermark Value. No entity or person is obligated to make up any shortfall in the event PGF and Prudential Financial default on their obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date. The Master Agreement is an obligation that runs solely to the Fund, not to the Fund’s shareholders, and shareholders would not be expected to have any recourse against PGF or

3

Prudential Financial under the Master Agreement. The audited financial statements of PGF and Prudential Financial are available free of charge upon request by calling the Trust at (800) 858-8850.

U.S. Government Securities.  The Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance.  The Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government.  These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government.  All of the foregoing are referred to collectively as “U.S. government securities.”  Securities issued or guaranteed by agencies or instrumentalities are supported by:  (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer.  No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law.  In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated either AAA by S&P or Aaa by Moody’s Investors Service (“Moody’s”), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody’s has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody’s, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody’s. Holdings of long-term securities issued by agencies or instrumentalities may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations in the event of an Early Closure Condition, as discussed in the Prospectus. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury. Short term securities held by the Fund will be issued by issuers rated in the highest rating categories by S&P or Moody’s.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value.  In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

4

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s NAVs will be affected by those fluctuations.

Zero-Coupon Securities Issued by the U.S. Treasury and other Government-Sponsored Entities. The Fund may invest in zero-coupon securities issued by the U.S. Treasury. In addition, the Fund may invest in zero-coupon bonds issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and other government-sponsored entities. Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated either AAA by S&P or Aaa by Moody’s Investors Service (“Moody’s”), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody’s has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody’s, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody’s. Zero-coupon U.S. government securities are: (i) securities issued or guaranteed by the U.S. Treasury or other government-sponsored agency or instrumentality that have been stripped of their unmatured interest coupons and receipts; (ii) certificates representing interest in such stripped debt obligations or coupons; or (iii) zero-coupon government securities that are originally issued at a discount from their face value (original issue zeros). Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon security held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Because the Fund accrue taxable income from these securities without receiving cash, the Fund may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. The Fund might also sell securities to maintain liquidity. In either case, cash distributed or held by the Fund and not reinvested will hinder the Fund in seeking a high level of current income.

Initially the Fund will hold a fixed income portfolio consisting primarily of zero-coupon and coupon-bearing government securities maturing within one year of the Fund’s respective Protected Maturity Dates, but no later than 5 days prior to the Fund’s Protected Maturity Dates, and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.  The Fund will not purchase zero-coupon securities in the form of collateralized mortgage obligations.

Coupon Bearing U.S. Government Securities.  The Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest

5

possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS.  In addition to the U.S. government securities discussed above, the Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities.  The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).  Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.  Bonds issued by the Resolution Funding Corporation (“REFCORP”), the Financing Corporation (“FICO”), and certain other government-sponsored entities can also be separated in this manner.

Money Market Instruments.  The following is a brief description of the types of U.S. dollar denominated money market securities in which the Fund can invest.  Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities.  They must be rated in the highest rating categories by Moody’s or S&P, or other rating organizations whose ratings are described in the Appendix.  They may have fixed, variable or floating interest rates, but the Fund will not invest in any instrument that will mature after its Protected Maturity Date.  The Fund may invest in the following money market instruments:

U.S. Government Securities.  These include obligations issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities, described above.

Bank Obligations.  The Fund can buy time deposits, certificates of deposit and bankers’ acceptances.  They must be obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion.  “Banks” include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Fund will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

6

Commercial  Paper.  The Fund can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody’s or other rating organizations.  If the paper is not rated, it may be purchased if the Adviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation.  The Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality.  This includes commercial paper that is rated in the two highest categories by S&P and by Moody’s.

The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

Borrowing.  As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  While the Board does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund’s volatility and the risk of loss in a declining market.  Borrowing by the Fund will involve special risk considerations.  Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Repurchase Agreements.  The Fund may enter into repurchase agreements involving securities issued by the U.S. government or agencies or instrumentalities thereof and with selected banks and securities dealers whose financial condition is monitored by the Adviser.  In these agreements, the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price.  The period of maturity is usually quite short, either overnight or a few days, but no longer than seven days.  The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund’s money is invested in the security.  Whenever the Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest.  However, the Fund may collateralize the amount of the transaction at 100% if the collateral is cash.  The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral.  If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.  The Fund will not invest in repurchase agreements maturing in more than seven days.

When-Issued and Delayed-Delivery Securities.  The Fund may purchase or sell securities on a “when-issued” or “delayed-delivery” basis.  “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.  While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable.  At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund.  When such transactions are negotiated, the price (which is generally

7

expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction.  Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price.  The Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made.  The Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction.  Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.  If the Fund chooses:  (i) to dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  (At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value).

To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage.  The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date.  In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to the Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Loans of Portfolio Securities.  While the Fund is permitted to engage in securities lending, the Fund has currently implemented a securities lending program. In the event the Fund determines to enter into a securities lending program at a future time, the Fund will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by the Fund would also be subject to the approval and oversight of the Board.

Interfund Borrowing and Lending Program.  The Trust has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Fund to borrow money from and loan money to the other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Fund, including the requirement that the Fund may not borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, the Fund may

8

participate in the program only if and the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Fund. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Special Risk Factors.  In the case of bank obligations not insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, the Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest.  The Fund’s investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities.

Futures Contracts.  The Fund may invest in S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange (CME).  The Fund uses S&P 500 Index futures contracts to generate equity market exposures.  By buying and rolling these contracts and holding them together with high grade fixed income securities, the Fund participates in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.  By holding futures contracts, rather than shares of stock, the Fund seeks to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.  The Fund does not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

While the use of S&P 500 Index futures contracts by the Fund can amplify a gain, it can also amplify a loss.  This loss can be substantially more money than the initial margin posted by the Fund pursuant to the contracts.  In addition, although the Fund intends to purchase or sell futures contracts on the CME where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where the Fund would not be able to close a future investment position when it wanted to do so.

Upon entering into a futures contract, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”).  The initial margin payment will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however, the futures broker can gain access to that account only under specified conditions.  As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final

9

determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.  If the Fund is required to increase its variation margin when the Fund has insufficient cash, the Fund may need to sell securities or other assets, including at disadvantageous times, to meet such margin requirements.

Put and Call Options on Securities Indices.  The Fund may invest in put and call options in S&P 500 Cash Index option contracts listed on the Chicago Board of Options Exchange (“CBOE”) and the CME, as well as put and call options on S&P 500 Index futures listed on the CBOE and the CME.  Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities.  When the Fund buys a call on a securities index, it pays a premium.  During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call.  That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”), which determines the total dollar value for each point of difference.  When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put.  That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund’s portfolio.  If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.  If a put or call the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract.  For example, where a decrease in the value of the Fund’s portfolio is anticipated as a result of a projected market-wide decline, the Fund could, in lieu of selling a futures contract, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option.  If the market decline does not occur, the Fund will suffer a loss equal to the price of the put.  Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase calls on futures, rather than purchasing the

10

underlying futures contract.  If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.  However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Other Derivatives Strategies.  In the future, the Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with the Fund’s investment objective and legally permissible.

Regulatory Aspects of Derivatives and Hedging Instruments.  Transactions in options by the Fund are subject to limitations established by the CFTC and The of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when the Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Short Sales.  The Fund may engage in short sales in S&P 500 Index call options listed on the CBOE and options on S&P 500 Index futures traded on the CME.  A short sale is the sale of an investment that the Fund does not own or any sale that is consummated by the delivery of an investment borrowed by, or for the account of, the Fund.  In order to deliver the investment to the purchaser, the Fund will borrow the investment, typically from a broker-dealer or an institutional investor.  The Fund later closes out the position by purchasing equivalent investments on the open market, or by using an equivalent investment it already owned, and returning the investment to the lender.  The price at such time may be more or less than the price at which the investment was sold

11

by the Fund.  Until the investment is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.  To borrow the investment, the Fund also may be required to pay a premium, which would increase the cost of the investment sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed investment, the Fund will either (A) segregate and maintain daily, cash or liquid investments, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the investment sold short, or (B) hold an offsetting long position in the same security equal to the amount of the investment sold short.  The Fund will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Fund replaces the borrowed investment. The Fund will realize a gain if the investment declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in an investment.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.  In these transactions, the Fund sells a security or commodities contract it does not own in anticipation of a decline in the market value of the security or commodities contract. To complete the transaction, the Fund must borrow the security or commodities contract to make delivery to the buyer. The Fund is obligated to replace the security or commodities contract borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security or commodities contract was sold by the Fund, which would result in a loss or gain, respectively.

The Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

The SEC and financial industry regulatory authorities in other countries have recently imposed prohibitions and restrictions on short sales transactions.  These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Adviser to sell securities short on behalf of the Fund.

Government Intervention in Financial Markets.  Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and

12

disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. SunAmerica will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Portfolio Turnover. The Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year.

INVESTMENT RESTRICTIONS

The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  A “majority of the outstanding voting securities” of the Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.  Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, the Fund may not:

1.                                      issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                                      concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                      buy or sell commodities or commodity contracts (except financial futures and Options on financial futures as described under “Investment Objectives and Policies” above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

4.                                      act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

13

5.                                      purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

6.                                      make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional restrictions are not fundamental policies and may be changed by the Board without a shareholder vote.  The Fund may not:

1.                                      purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make initial and variation margin payments in connection with futures and options transactions;

2.                                      make investments for the purpose of exercising control or management;

3.                                      invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States.  Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities; and

4.                                      invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of fund overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.  Trustees who are not deemed to be “interested persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act are referred to as “Disinterested Trustees.”  Trustees who are deemed to be “interested persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act are referred to as “Interested Trustees.”

14

DISINTERESTED TRUSTEES

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
Dr. Judith L. Craven Age: 67	Trustee	2004 to Present	Retired	78	Director, Belo Corp. (1992 to Present); Director, Sysco Corporation (1996 to Present).

William F. Devin Age: 74	Trustee	2004 to Present	Retired	78	Director, Boston Options Exchange (2001 to 2010).

Richard W. Grant Age; 67	Trustee	2011 to Present	Retired. Prior to that, attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	29	None

Stephen J. Gutman Age: 69	Trustee	2004 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2003 to Present); Managing Member, Beau Brummell-SoHo LLC (licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing Inc. (2009 to Present).	29	None

William J. Shea Age: 64	Trustee	2004 to Present	Executive Chairman, Caliber ID, Inc. (medical devices) (2007 to Present); Managing Director, DLB Capital LLC (private equity) (2006 to 2007)	29	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present). Chairman, Demoulas Supermarkets (1999 to Present).

15

INTERESTED TRUSTEE

Peter A. Harbeck(4) Age: 58	Trustee	2004 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	78	None

OFFICERS

John T. Genoy Age: 44	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President SunAmerica (2003 to Present); Chief Operating Officer (2006 to Present).	N/A	N/A

Donna M. Handel Age: 46	Treasurer	2004 to Present	Senior Vice President, SunAmerica (2004 to Present)	N/A	N/A

James Nichols Age: 46	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A

Gregory N. Bressler Age: 46	Secretary and Chief Legal Officer	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present)	N/A	N/A

Katherine Stoner Age: 56	Chief Compliance Officer	2011 to Present

Vice President, SunAmerica (May 2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to 2011); Vice President, VALIC Financial Advisors, Inc. (2010-2011) and VALIC Retirement Services Company (2010 to Present).

				N/A	Director, American General Distributors, Inc. (2006 to 2011)

16

Gregory R. Kingston Age: 47	Vice President and Assistant Treasurer	2004 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

Nori L. Gabert Age: 59	Vice President and Assistant Secretary	2004 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present)	N/A	N/A

Matthew J. Hackethal Age: 41	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present).	N/A	N/A

(1)         Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed on page 23.

(2)         The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica.  The “fund complex” includes the Trust (5 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund), SunAmerica Equity Funds (“SAEF”) (3 funds), SunAmerica Income Funds (“SAIF”) (4 funds), SunAmerica Series, Inc. (“SA Series”) (7 funds), Anchor Series Trust (“AST”) (8 funds), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”)  (1 fund),  VALIC  Co. I (34 funds) and VALIC Co. II (15 funds), SunAmerica Series Trust (38 funds) and Season Series Trust (21 funds).

(3)         Directorships of Companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)         Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of SACS.

Leadership Structure of the Board

Overall responsibility for oversight of the Trust and its Fund rests with the Board of Trustees (the “Board”).  The Trust, on behalf of the Funds, has engaged SunAmerica and for certain Funds, has engaged a subadviser(s), to manage the Fund on a day-to day basis.  The Board is responsible for overseeing SunAmerica and the subadvisers and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies.  The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings.  The Disinterested Trustees also meet at least quarterly in executive session, at which no directors who are interested persons of the Fund are present.  The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination

17

and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Fund’s investment management and business affairs, and also by the Fund’s subadviser(s) and other service providers in connection with the services they provide to the Fund. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the subadviser(s) and the Fund’s other service providers (including the Fund’s distributor, servicing agent and transfer agent), the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the  operations of the Fund.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven.  Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Trust.  She currently serves as a director or trustee with respect

18

to 78 of the funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries.  Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin.  Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust.  He currently serves as a director or trustee with respect to 78 of the funds in the Fund Complex.  In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity.  Mr. Devin also has corporate governance experience from his prior service on the Board of Directors of the Boston Options Exchange.

Richard W. Grant.  Mr. Grant has served as a director or trustee in the Fund Complex since 2001, and serves as Chairman of the Board of the Trust.  He currently serves as a director or trustee with respect to 29 of the funds in the Fund Complex.  Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman.  Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Trust.  He currently serves as a director or trustee of 29 of the funds in the Fund Complex.  In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea.  Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Trust.  He currently serves as a director or trustee of 29 of the funds in the Fund Complex.  In addition, he has more than 20 years of business and executive experience primarily in the financial services industry.  In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm.  Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck.  Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Trust.  He currently serves as a director or trustee of 78 of the funds in the Fund Complex.   In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of Advisor Group, Inc, since 2004.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust.  Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of SunAmerica.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust.  Trustees and officers of the Trust are also trustees

19

and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica.

The Disinterested Trustee serves on the Trust’s Audit Committee.  The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm.  The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Shea serving as Chairman. Committee members each receive $2,887 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)(1), AST and SASFR.   Mr. Shea also receives a $5,775 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met   five   times during the fiscal year ended October 31, 2012.

The Nomination and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings.  The Nominating Committee will consider candidates proposed by shareholders for election as Trustees.  The members of the Nominating Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Mr. Gutman serving as Chairman.  Mr. Gutman receives a $1,732 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Shea and Dr. Craven each receive a $1,155 annual retainer for serving as a member of the Nominating Committees of SAMF, AST and SASFR. Mr. Devin, Grant, and Shea and Dr. Craven each receive $577 per scheduled meeting ($289 for telephonic meetings) and Mr. Gutman, as Chairman, receives $693 per meeting ($346 per telephonic meeting).  The Nominating Committee met one time during the fiscal year ended October 31, 2012.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Funds’ Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation.  The Ethics Committee will inform the Board of violations or waivers to the Trust’s Code of Ethics, as appropriate.  The members of the Ethics Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman.  Dr. Craven receives a $1,732 annual retainer for serving as Chairman of the Ethics Committees of SAMF and SASFR and Messrs. Devin, Grant, Gutman and Shea each receive a $1,155 annual retainer for serving on the Ethics Committees of SAMF, AST and SASFR.  Messrs. Devin, Grant, Gutman and Shea each receive $577 per scheduled meeting ($289 for telephonic meeting) and Dr. Craven, as Chairman, receives $693 per meeting ($346 per telephonic meeting). The Ethics Committee met one time during the fiscal year ended October 31, 2012.

(1)                                 SAMF consists of the Trust, SAEF, Focused, SAIF and SAMMF.

20

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board.  The members of the Governance Committee are Messrs. Grant, Gutman, Devin and Shea, and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,732 annual retainer for serving as Chairman of the Governance Committees of SAMF and SASFR and Messrs. Grant, Gutman and Shea, and Dr. Craven each receive a $1,155 annual retainer for serving on the Governance Committees of SAMF, AST  and SASFR.  Messrs. Grant, Gutman and Shea, and Dr. Craven  each receive $577 per scheduled meeting ($289 for telephonic meeting) and Mr. Devin, as Chairman, receives $693 per meeting ($346 per telephonic meeting).  The Governance Committee met one time during the fiscal year ended October 31, 2012.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2012.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Trust(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)

Dr. Judith L. Craven	None	None

William F. Devin	over $100,000	over $100,000

Richard W. Grant	None	None

Stephen J. Gutman	None	$0-$10,000

William J. Shea	None	None

(1)                                 Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

(2)                                 Includes SAMF, AST, SASFR, SAST and SST.

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Trust(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(2)
Peter A. Harbeck	Over $100,000	over $100,000

(1)                                 Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

(2)                                 Includes SAMF, AST, SASFR, SAST and SST.

21

Trustee Compensation

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Trustees.  Specifically, each Disinterested Trustee receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $69,300 in annual compensation ($103,950 in annual compensation for the Chairman of the Board) for acting as director or trustee for all of the portfolios of SAMF.  Each Disinterested Trustee of SAMF receives an additional $5,775 per attended quarterly meeting ($8,662 for the Chairman of the Board).  Each Disinterested Trustee of SASFR receives $1,039 for each quarterly meeting attended ($1,559 for the Chairman of the Board) and $4,158 in annual compensation ($6,237 for the Chairman of the Board).  Each Disinterested Trustee of AST receives $23,100 in annual compensation ($34,650 in annual compensation for the Chairman of the Board).  Each Trustee receives from each portfolio within SAMF, SASFR and AST a pro rata portion of $2,887.50 in compensation for attendance at each Special Board Meeting ($4,331.25 for the Chairman of the Board). This per meeting fee will be allocated to each portfolio based upon such portfolio’s net assets and will also be allocated only to those portfolios that are subject to that meeting.

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees  The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)(1) or has attained the age of 60 while a Disinterested Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an “Eligible Trustee”).  Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds.  An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things:  (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming Participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

(1)  SAMF, AST and SASFR have adopted the Retirement Plan.

22

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended October 31, 2011.  Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.

COMPENSATION TABLE

Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee(1)
Dr. Judith L. Craven (2)	$21,828	$307,047
William F. Devin (2)	$20,520	$345,047
Richard W. Grant	$30,322	$201,355
Stephen J. Gutman	$21,857	$141,447
William J. Shea	$22,376	$146,137

(1)                                 Information is as of October 31, 2012 for the investment companies that pay fees to these Trustees.  The investment companies are the SAMF, , AST, SASFR, VALIC I  and VALIC II.

(2)                                 Mr. Devin and Dr. Craven are also Trustees of VALICI and VALIC II.

As of January 31, 2013, the Trustees and officers of the Fund owned in the aggregate less than 1% of each series and each class of each series’ total outstanding shares.

A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund. The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’ shares outstanding as of January 31, 2013:

Fund Name and Class	Holder and Address	Percentage Owned
2020 High Watermark Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 5, 3rd Floor Jersey City, NJ 07311	7.91%

2020 High Watermark Class C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103	5.91%

23

MANAGEMENT OF THE FUND

SunAmerica

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311, and acts as adviser to the Fund pursuant to the Investment Advisory and Management Agreement dated June 3, 2004 (the “Advisory Agreement”) with the Trust, on behalf of the Fund.  The Advisory Agreement was most recently approved by the Board of Trustees on June 24, 2011 to continue in effect until June 30, 2012.  SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).  As of December 31, 2012, SunAmerica managed, advised and/or administered assets of approximately $50.2 billion.

Under the Advisory Agreement, SunAmerica provides various administrative services and supervises the business affairs of the Fund, subject to general review by the Trustees.  SunAmerica has delegated portfolio management to the Adviser.

SunAmerica has retained the Adviser to manage the investment portfolio of the Fund, pursuant to a subadvisory agreement dated June 3, 2004, as amended (the “Subadvisory Agreement”), which was most recently approved by the Board on May 29, 2012 to continue in effect until June 30, 2013.  Retention of the Adviser in no way reduces the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica will be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

Except to the extent otherwise specified in the Advisory Agreement, the Fund pays, or cause to be paid, all other expenses of the Trust and the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for SunAmerica’s services to the Fund, the Fund will pay SunAmerica a management fee at the annual fee of 0.65% of the Fund’s average daily net assets.  If the Fund’s portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the Investment Period.

24

Advisory Fees

The following table sets forth the total advisory fees incurred by the Fund pursuant to the Advisory Agreement for the fiscal years ended October 31, 2012, 2011, and 2010.

FUND	2012	2011	2010
2020 High Watermark Fund	$445,537	$420,460	$434,100

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below.

	Annual Total Fund Operating Expenses (as a percentage of average daily net assets)
Fund Name	Class A	Class C
2020 High Watermark Fund	1.65%	2.30%

This Expense Limitation Agreement will continue indefinitely, unless terminated by the Board, including a majority of the Disinterested Trustees.  For purposes of the Expense Limitation Agreement, Total Annual Fund Operating Expenses shall exclude extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

Further, any waivers or reimbursements made by SunAmerica with respect to the Fund pursuant to the Expense Limitation Agreement are subject to recoupment from the Fund within the two years after the occurrence of the waiver or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund’s financial statements.  At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period. SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to the Fund’s investors or in order to prevent an Early Closure Condition from occurring. These waivers may be discontinued without notice to shareholders.

The following table sets forth the expense reimbursements made to the Fund by SunAmerica for the fiscal years ended October 31, 2012, 2011, and 2010.

Expense Reimbursements(1)

2012

Fund	Class A	Class C
2020 High Watermark Fund	$142,650	$70,834

(1)  Includes both contractual and voluntary expense reimbursements.

25

2011

Fund	Class A	Class C
2020 High Watermark Fund	$120,271	$60,537

2010

Fund	Class A	Class C
2020 High Watermark Fund	$111,317	$53,066

Adviser

The Fund is subadvised by Trajectory Asset Management LLC, located at 150 East 52nd Street, New York, NY 10022, which is responsible for investment decisions for the Fund.  The Adviser was retained by SunAmerica to manage the investment portfolio of the Fund, pursuant to the Subadvisory Agreement dated June 3, 2004 (the “Subadvisory Agreement”), which was most recently approved by the Board of Trustee for an additional term of one-year on May 29, 2012.

The Adviser is responsible for portfolio management for the Fund, selection of broker-dealers and negotiation of commission rates.

For work performed as the subadviser to the Fund, the Adviser shall receive forty-three percent (43%) of the net management fee paid to SunAmerica. The term “net management fee” means the gross management fee less any fund waivers and/or reimbursement made by SunAmerica. The subadvisory fee will be calculated on the Fund-level and not by aggregating fees on a Trust-level.  Effective as of September 1, 2006 until October 31, 2007, SunAmerica agreed to pay the Adviser a minimum annual fee (the “Minimum Fee”) equal to the percentage of the Fund’s average daily net assets accrued daily and payable monthly as set forth below.

FUND	MINIMUM FEE
2020 High Watermark Fund	0.20%

The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and the Adviser, and subject to approval by the Board of Trustees, including a majority of Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party.  The continuation of the Minimum Fee was most recently approved at the May 29, 2012 board meeting to continue in effect until October 31, 2013.

Subadvisory Fees

The following table sets forth the total subadvisory fees incurred by the Fund pursuant to the Subadvisory Agreement for the fiscal years ended October 31, 2012, 2011, and 2010.

26

FUND	2012	2011	2010
2020 High Watermark Fund	$137,088	$129,372	$133,569

INFORMATION REGARDING THE PORTFOLIO MANAGERS,

PERSONAL SECURITIES TRADING, DISTRIBUTOR AND SERVICING AGENT

Information about Trajectory Asset Management LLC’s Portfolio Managers

The Adviser’s team of portfolio managers led by Juan M. Ocampo is primarily responsible for the daily management of the Fund’s portfolios.  The other members of the Adviser’s team are Kim H. Erle and Marita Ben Ari, CFA.   Two of the Fund’s portfolio managers, Juan Ocampo and Kim Erle, are the sole indirect members of the Adviser (the “Members”). The Members are not compensated directly based on Fund performance or other performance measurements, but instead receive compensation (if any) based on the Adviser’s overall profitability.

Marita Ben Ari’s compensation consists of a fixed salary and discretionary bonus and/or retirement plan contributions. The bonus and/or retirement plan contributions she may receive are not directly tied to the Fund’s performance, but instead are based on subjective factors as determined by the Members, including overall profitability of the Adviser.

Other Accounts Managed by the Portfolio Manager

The following table indicates the number of other accounts managed by the Portfolio Manager and the total assets in the accounts in each of the following categories as of October 31, 2012: Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”).   For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Number of Other Accounts Managed			Number of Accounts and Total Assets for
Portfolio	and Total Assets by Account ($ millions)			Which Advisory Fee is Performance Based
Manager	RIC	OPI	OA	RIC	OPI	OA
Juan Ocampo	0	0	3	0	0	2
	$0	$0	$24.5	$0	$0	$24.5

Kim Erle	0	0	2	0	0	2
	$0	$0	$24.5	$0	$0	$24.5

Marita Ben Ari	0	0	2	0	0	2
	$0	$0	$24.5	$0	$0	$24.5

27

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of October 31, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund

Juan Ocampo	2020 High Watermark Fund: $10,001 - $50,000

Marita Ben Ari	None

Kim Erle	2020 High Watermark Fund: $10,001 to $50,000

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients (“Other Client Accounts”) in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts.  The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•                  Trade Allocations.  Conflicts may arise between a Fund and Other Client Accounts in the allocation of trades among the Fund and the Other Client Accounts, as the case may be.  For example, the Adviser and/or portfolio managers may determine that there is a security that is suitable for the Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or portfolio managers may take “short” positions in Other Client Accounts with respect to securities held “long” within the Fund, or vice-versa, which may adversely affect the value of securities held by the Fund.  Such ownership or different interests may cause a conflict of interest.  The Fund and the Adviser have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Fund and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients).  The policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•                  Allocation of Portfolio Managers’ Time.  The portfolio managers’ management of the Fund and Other Client Accounts may result in the portfolio managers devoting a disproportionate amount of time and attention to the management of the Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees.  Generally, the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers.  Although the Adviser does not track the time the portfolio managers spends on the Fund or a single Other Client Account, the Adviser does periodically assess whether the portfolio managers have adequate time and resources to effectively manage all of

28

such portfolio managers’ accounts. In certain instances, portfolio managers may be employed by two or more employers.  Where the portfolio manager receives greater compensation, benefits or incentives from one employer over another, the portfolio managers may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•                  Personal Trading by Portfolio Managers.  The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While generally, SunAmerica’s and the Adviser’s Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest,  there is no assurance that SunAmerica’s or the Adviser’s Codes of Ethics will eliminate such conflicts.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act.  These codes of ethics restrict the personal investing by certain access persons of the Fund in securities that may be held or purchased by the Fund to ensure that such investments do not disadvantage the Fund.  SunAmerica reports to the Board on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during the quarter.  The SunAmerica Code has been filed as an exhibit to the Fund’s previous registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus.

The Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code.  Further, Adviser reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, SunAmerica reports to the Board as to whether there were any violations of the SunAmerica Code by Access Persons (as defined in the SunAmerica Code) of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SunAmerica Capital Services, Inc. (“SACS” or  the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers.  The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see “Distribution Plans” below).

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees.  The Trust and the Distributor each has the right to terminate the

29

Distribution Agreement on 60 days’ written notice, without penalty.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund.  In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor.  In addition, the terms and conditions of any given promotional incentive may differ from firm to firm.  Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans

Rule l2b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors.  As indicated in the Class A and Class C Prospectus, the Trustees of the Trust and the shareholders of each class of shares of the Fund have adopted Distribution Plans (the “Class A Plan” and the “Class C Plan,” and collectively, the “Distribution Plans”).

The Class A Plan provides for a distribution fee from the Fund at the annual rate of 0.10% of the average daily net assets of the Fund’s Class A shares.  Under the Class C Plan, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing this class of shares. The distribution costs for which the Distributor may be reimbursed out of distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A or Class C Plan will exceed the Distributor’s distribution costs as described above.

The Distribution Plans also provide that each class of shares of the Fund may pay the Distributor an account maintenance and service fee for payments to broker-dealers for providing continuing account maintenance.  This account maintenance fee is up to 0.25% of the aggregate average daily net assets of Class A and Class C shares.

The following table sets forth the distribution and account maintenance fees the Distributor will receive from the Fund based on a percentage of average daily net assets:

Class	Distribution Fee	Account Maintenance
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

30

Continuance of the Distribution Plans is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees.  A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund without approval of the shareholders of the affected class of shares of the Fund.  In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above.  A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund.  So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.  In their consideration of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

Distribution and Account Maintenance Fees

The following table sets forth the distribution and account maintenance fees the Distributor received from the Fund for the fiscal years ended October 31, 2012, 2011, and 2010.

	2012		2011		2010
	Class A	Class C	Class A	Class C	Class A	Class C
2020 High Watermark Fund	$121,500	$156,460	$117,607	$154,442	$131,259	$158,082

During the fiscal year ended October 31, 2012, the Distributor incurred the following expenses in connection with its distribution of the Fund’s shares:

2020 High Watermark Fund	Class A	Class C

Compensation to underwriters
Compensation to sales personnel	$11,149	$2,707
Compensation to broker-dealers*	$79,386	$125,958
Advertising	$6,537	$2,931
Printing and mailing of prospectuses to other than current shareholders	$2,471	$1,109
Interest, carrying or other financial charges
Other#	$22,166	15,537
Total	$121,709	$148,242

*For Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.

# Includes miscellaneous printing and marketing overhead expenses.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.  Reference is made to “Shareholder Account Information” in the Prospectus for certain information with respect to the Distribution Plans.

31

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and The Variable Annuity Life Insurance Company (VALIC), affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Fund in the calendar year ended December 31, 2012. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co

D A Davidson & Company

TD Ameritrade Fiserv Trust Company

First Clearing Corp Wells Fargo

Janney Montgomery Scott, LLC

Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

Morgan Stanley

National Financial Services/Fidelity Services

Oppenheimer & Co.

Prudential Investments

Raymond James & Associates

RBC Dain Rauscher

Robert W. Baird

Stifel, Nicolaus & Co, Inc.

UBS Financial Services

VALIC Financial Advisors

32

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Fund, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Fund to SAFS, the Transfer Agent or to the Distributor pursuant to the Administrative and Shareholder Services Agreements with respect to the Class I shares and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Fund.  Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services.  SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A and Class C shares subject to review and approval by the Trustees.  From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

The following table sets forth the fees that SAFS received from the Fund for the fiscal years ended October 31, 2012, 2011, and 2010.

2012

Class A	Class C
$76,160	$34,420

2011

Class A	Class C
$73,688	$33,927

33

2010

Class A	Class C
$82,506	$34,778

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Fund’s securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information have been publicly disclosed, it is the Trust’s policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Trust’s policy.

The Fund’s complete portfolio holdings are publicly available via SEC filings made by the Fund on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarters.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the SunAmerica’s Legal Department. The Fund and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the SunAmerica’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Fund. Portfolio holdings information may also be provided to the Fund’s Board. The entities to which the Fund provides portfolio holdings information either by

34

explicit arrangement or by virtue of their respective duties to the Fund as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Fund’s holdings:

1.                                      Adviser.  The Adviser is continuously provided with the entire portfolio holdings for the Fund that it advises on a daily basis.

2.                                      PricewaterhouseCoopers, LLP (“PwC”).  PwC is provided with entire portfolio holdings information during periods in which it performs its audits of the Fund’s financial statements. (PwC) does not disclose to third parties information regarding the Fund’s holdings.

3.                                      Ernst & Young LLP (“E&Y”). E&Y LLP is provided with portfolio holdings information in connection with the tax services it provides to the Fund.  E&Y LLP does not disclose to third parties information regarding the Fund’s holdings.

4.                                      State Street.  State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund.  State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

5.                                      Lipper, Inc. (“Lipper”).  Lipper is provided with the entire portfolio holdings information for the Fund on a monthly basis, this information is disclosed approximately thirty (30) days after the month end.  Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group.  Lipper does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above.  This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Fund.

6.                                      Morningstar, Inc. (“Morningstar”).  Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge.  Information regarding the Fund is available only with a subscription.  State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end.  Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information.

35

Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

7.                                      Bloomberg LLP (“Bloomberg”).  The Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a monthly basis, approximately forty-five (45) days after the month end.  This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                                      Financial Printers.  Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter.  Financial printers assist the Fund with the filing of its annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants.  Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.                                      Investment Company Institute (“ICI”).  Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end.  The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

10.                               Investment Technology Group (“ITG”) and Zeno Consulting(“Zeno”).  State Street provides purchase and sale information with respect to the Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end.  ITG and Zeno, as applicable, analyze the information to produce reports containing brokerage execution statistics and comparisons.  These reports are provided to the SunAmerica and neither ITG nor Zeno disclose publicly the information they receive or the reports they prepare.  SunAmerica’s contract with ITG and Zeno includes a confidentiality clause.

11.                               Manhattan Creative Partners (d/b/a “Diligent”).  Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica.  Diligent also hosts the Board’s online meeting materials.

12.                               Marketing Firms.  Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, PrimeLook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services.  Depending on the Fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end.  Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports.  They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

13.                               Prudential Global Funding, Inc. (“PGF”) — (SunAmerica Specialty Series Only).  Fund

36

Accounting provides PGF, a subsidiary of Prudential Financial, Inc., with entire portfolio holdings of the Fund on a daily basis.

14.                               Institutional Shareholder Services (“ISS”).  ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System.  This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Fund and is not publicly disclosed.   SunAmerica’s contract with ISS includes confidentiality disclosure.

15.                               SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Fund.

Certain other information concerning a Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that:  (i) the information has been made available to all shareholders of the applicable Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1.                                      Asset Class Information.  Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Fund held in each asset class;

2.                                      Sector or Geographic Information.  Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;

3.                                      Impact of Fund Allocation Information.  Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4.                                      General Portfolio Characteristics.  General portfolio characteristics of the Fund, including, but not limited to, total number of stocks held by the Fund, average market capitalization and return on equity.

Other data regarding a Fund’s portfolio may also be distributed prior to public dissemination of the Fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Fund’s specific portfolio holdings cannot be derived from such data.  Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

37

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.  The Adviser may, however, select broker-dealers that provide it with research services and may cause a Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.  Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Trust, and not all of these services may be used by the Adviser in connection with the Trust.  No specific value can be determined for research services furnished without cost to the Adviser by a broker.  The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis.  Therefore, it may tend to benefit a Fund by improving the quality of the Adviser’s investment advice.  The investment advisory fees paid by a Fund are not reduced because the Adviser receives such services.  When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

The Adviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser.  The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

For the fiscal years ended October 31, 2012, 2011, and 2010, the Fund paid the following brokerage commissions amounts.

38

2012 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
$15	$0	0%	0%

2011 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers

$17	$0	0%	0%

2010 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers

$17	$0	0%	0%

The following table sets forth the Fund’s holdings of securities of the Fund’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2012.

Broker Dealer	Amount ($) (000’s)	Debt/Equity
State Street Bank & Trust	$1,861	Debt

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Class A and Class C shares of the Fund are currently closed to new purchases by new and existing investors.  Investors who owned Class A or Class C shares of the Fund on June 18, 2012 may continue to hold those shares, but they may not add to their positions in the Fund except through

39

dividend reinvestment.  Class A and Class C shares are available [for incoming exchanges] and for reinvestment of dividends and capital gain distributions. Class A and Class C shareholders may redeem their shares of the Fund at any time, in accordance with the terms set forth in the Fund’s Prospectus. However, shareholders who redeem Class A or Class C shares prior to the Fund’s Protected Maturity Date (as defined in the Prospectus) will not be entitled to receive the Protected High Watermark Value on those shares. If you are considering redeeming your shares, you should read the Prospectus carefully before doing so and should also consult your financial advisor.

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Fund’s Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for the shareholder’s account by the Transfer Agent.  Shareholders will not be issued certificates for their shares.  Shareholders receive regular statements from the Transfer Agent that report the transaction affecting their accounts.  Further information may be obtained by calling Shareholder  Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares).  Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following table sets forth the front-end sales concessions with respect to Class A shares of the Fund, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class C shares of the Fund, received by the Distributor for the fiscal years ended October 31, 2012, 2011, and 2010.

2012

			Contingent	Contingent
Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
Class A	Affiliated	Non-Affiliated	Class A	Class C
Shares	Broker-Dealers	Broker-Dealers	Shares	Shares

$31,332	$8,511	$17,999	—	$2,138

40

2011

			Contingent	Contingent
Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
Class A	Affiliated	Non-Affiliated	Class A	Class C
Shares	Broker-Dealers	Broker-Dealers	Shares	Shares

$68,647	$24,486	$33,208	—	$172

2010

			Contingent	Contingent
Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
Class A	Affiliated	Non-Affiliated	Class A	Class C
Shares	Broker-Dealers	Broker-Dealers	Shares	Shares

$110,006	$35,251	$57,662	$215	$622

Waiver of CDSCs.  As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances.  The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death.  CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended. To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions.  CDSCs may be waived on taxable distributions made by qualified retirement plans or retirement accounts (not including rollovers) for which SAFS serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 ½ at the time the redemption is made.

Systematic Withdrawal Plan.  CDSCs may be waived when periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established or at the time of withdrawal.  All dividends and capital gains distributions must be reinvested.

41

Purchase by Check

Checks should be made payable to the specific Fund or payable to SunAmerica Mutual Funds.  A personal check for an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.  In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check.  Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States.  Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received.  There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

A personal check from an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business.  In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.                                      You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (816) 218-0519.

2.                                      Call SAFS’ Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.

3.                                      Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges With Respect To Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers and directors of the Trust, and full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing.  In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee

42

Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor:  (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Fund may be purchased by clients at net asset value.  Shares purchased under this waiver may not be resold except to the Fund.  Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses.  Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account.  Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege (Class A shares only)

In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase.  To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount.  If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or Financial Intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation (Class A shares only)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more.  In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation.  Such

43

notification must be in writing by the dealer or shareholder when such an order is placed by mail.  The reduced sales charge will not be granted if:  (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent (Class A shares only)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds or of other Funds advised by the Adviser which imposes a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more.  Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount.  The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.  Shares of any class of shares of any Fund, or of other Funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal.  In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid.  Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference.  If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases.  At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal.  In that event, shares of the applicable Funds purchased in connection with the original Letter of Intent (as well as shares purchased during the 30 day period prior to the execution of the original letter of on Intent as referenced above) and still owned by the shareholder will be included in determining the applicable sales charge.  The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal.  Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Reduced Sales Charge for Group Purchases (Class A shares only)

Members of qualified groups may purchase Class A shares of the Fund under the combined purchase privilege as described above.

44

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group.  The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application.  After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent.  Purchases of a Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares.  The minimum investment requirements described above apply to purchases by any group member.  Class C shares are not included in calculating the purchased amount of a Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary.  For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations.  The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor.  The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Fund at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the

45

SEC a notification of election pursuant to Rule l8f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of:  (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers.  Orders received by dealers must be at least $500.  The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close.  Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge.  The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders in the Fund may exchange their shares for the same class of shares of any other SunAmerica mutual fund or distributed by the Distributor that offer such class, at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired.  All exchanges are subject to applicable minimum initial or subsequent investment requirements.  Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of a High Watermark Fund.  Under this program, another fund’s shares can be exchanged for shares of a High Watermark Fund, but shares of a High Watermark Fund cannot be exchanged for another fund’s shares.  Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made.  All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides.  Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice.  Further information about the exchange privilege may be obtained by calling Shareholder Services at (800) 858-8850.

An investor who exchanges out of the Fund and into another SunAmerica Fund does not “import” the Protected High Watermark Value from the Fund; rather, the redemption extinguishes any entitlement to the Fund’s High Watermark Value.

If a shareholder acquires Class A shares through an exchange from another SunAmerica mutual fund where the original purchase of such Fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the

46

holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

Class C shares of the Fund automatically convert to Class A shares of the Fund approximately eight years after purchase.  However, if you exchange High Watermark Fund Class C shares for Class C shares of one or more different funds distributed by the Distributor, you will be subject to that new fund’s Class C conversion feature, if any, and will not be credited with the time you held the High Watermark Fund shares.

A shareholder who acquires Class C shares through an exchange from another of SunAmerica mutual fund will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class C shares to Class A.

Because excessive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund may refuse any exchange sell order:  (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive.  Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time).  The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding.  The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded.  Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.  For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

47

Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available.  The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts traded on national exchange are valued at the quoted daily settlement prices established by the exchange on which they trade. Options traded on over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers. Options and swap contracts traded on national securities exchange are valued at the close of the exchange upon which they trade.  Forward Foreign Currency Contracts are valued at the 4:00 p.m. Eastern Time forward rate. Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

The Board is responsible for the share valuation process and has adopted a policy and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The Fund’s liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

48

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses.  The Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses.  Dividends from net investment income are paid annually.  Net capital gains, if any, will be paid annually.  In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.  At October 31, 2012, the Fund was entitled to capital loss carry forwards of $19,326,896 and $1,314,425, expiring in 2016 and 2017, respectively..

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the payable date or, unless the shareholder notifies the Fund in writing at least five business days prior to the payment date to receive any distributions of $10 or more in excess of $10 in cash.

Taxes

The Fund intends to remain qualified and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year.  As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders.  The Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, the Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of stock or securities or foreign currencies, certain other income (including, but not limited to, gains from options, futures or forward contracts) and net income derived from qualified publicly traded partnerships (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on its income and net capital gains

49

that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year.  The Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To avoid the tax, the Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years.  To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year.  Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income.  However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.  The portion of such ordinary income dividends received from the Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic

50

corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders reported after the end of each taxable year.  Certain holding period requirements must also be met by the Fund and corporate shareholders.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders that a Fund reports as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.  The maximum capital gains rate is 15% for individuals with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is capital gain.  The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.  If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Special rules currently apply to certain qualified dividends paid to individuals.  A dividend  may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  However, qualified dividend income does not include any dividends received from tax exempt corporations.  Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend

51

distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.  If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.  The Fund is not expected to distribute significant amounts of qualified dividends.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund a capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Fund distributions from amounts other than current or accumulated earnings and profits will be treated as returns of capital for federal income tax purposes and will reduce your basis in your shares, with any distributed amount that exceeds your remaining basis constituting capital gain to you.  Fund distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s remaining earnings and profits will not be returns of capital but will be taxable dividends to shareholders.  The Fund’s capital loss carryovers, if any, from the pre-2011 taxable years will not reduce current earnings and profits even if the Fund’s current year distribution requirement is offset by such carryovers.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income

52

distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from REITs, real estate mortgage investments conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributes as “excess inclusion income”.  To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As discussed above, a portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at long-term capital gain rates (described above). A distribution is treated as qualified dividend income to the extent that the Fund receives divided income from taxable domestic corporations provided that holding period and other requirements are met.  To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The timing and character of payments made pursuant to the Master Agreement is not free from doubt.  In addition, interpretative guidance and/or changes in law could affect the timing and character of payments made pursuant to the Master Agreement.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the shareholder’s adjusted tax basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss.  In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15% for individual shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is capital gain, if such shares were held for more than one year.  In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year.  To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year.  A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

53

The Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. For sales charges incurred in taxable years beginning after December 22, 2010, this rule would only apply if the new shares acquired without a sales charge or at a reduced sales charge, were acquired prior to February 1st of the calendar year following the initial payment of the sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge.  The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss.  These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to the listed futures contracts that a Fund may purchase or sell.  Such options and contracts are classified as Section 1256 contracts under the Code.  The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”).  Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

54

A portion of the Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property.  A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code.  The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains.  The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock).  A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.  In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).  The tax treatment of many types of credit default swaps is uncertain.

A Fund may be required to backup withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding.  Backup withholding is not an

55

additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For non-U.S. shareholders of a Fund, a distribution attributable to the Fund’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.  In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of the Fund’s assets are invested in REITs and other U.S. real property holding corporations.

Disposition of a Fund’s shares by foreign shareholders on or before December 31, 2013, (or later date if extended by U.S. Congress) will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition.

For taxable years beginning before January 1, 2014, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified

56

net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards if any may be subject to limitation.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.  In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in the Fund.  Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Fund may be purchased by various types of qualified retirement plans.  The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the

57

retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Individual 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements.  The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001.  The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g).  In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return.

58

Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan.  Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee.  Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997.  Generally under Section 408A of the Code, in 2012 unmarried individuals with adjusted gross income of up to $112,000, and married couples who file a joint return and have joint adjusted gross income of up to $178,000, may contribute the maximum permitted amount to a Roth IRA.  The maximum allowed contribution phases out above such amounts.  Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Educational Savings Accounts

Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married couples who file a joint return and have joint adjusted gross income between $190,000 and $220,000. Contributions are not tax-deductible, but distributions are tax-free if used for qualified educational expenses.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Five series of shares of the Trust have been authorized pursuant to the Declaration of Trust, one of which is currently offered to shareholders through this SAI:  the 2020 High Watermark Fund.  The Fund has three classes designated as Class A, Class C and Class I shares.  In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to

59

comply with future regulations or other unforeseen circumstances.  Each class of shares of the Trust represents the interests of the shareholders of that series in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held.  The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders.  In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.  There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.  Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable.  Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust.  In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.  All series of shares will vote with respect to certain matters, such as election of Trustees.  When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Fund are identical in all respects, except that:  (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, an ongoing account maintenance and service fee, (iii) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class C shares convert automatically to Class A shares on the first business day of the month approximately eight years after the purchase of such Class C shares, (v) each class has voting rights on matters that pertain to the Rule l2b-1 plan adopted with respect to such class, and (vi) each class of shares will be exchangeable only into the same class of shares of any of the other SAMFs, not including SASFR (where exchanges are only permitted for Class A shares).  All shares of a Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable.  Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust.  In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.  The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

60

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of the Fund, based on the value of the Fund’s net assets and number of shares outstanding on October 31, 2012.

	2020 High Watermark Fund
	Class A	Class C†
Net Assets	$33,008,944	$14,122,740
Number of Shares Outstanding	3,329,191	1,436,605
Net Asset Value Per Share (net assets divided by number of shares)	$9.92	$9.83
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.61
Offering Price	$10.53	$9.83

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                 Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds.  Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.  SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, 1201 Louisiana, Suite 2900, Houston, TX 77002—5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel

The firm of Willkie Farr Gallagher LLP, 787 Seventh Avenue, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Fund.

61

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this SAI by reference to its 2012 Annual Report to Shareholders.  You may request a copy by calling (800) 858-8850.

62

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa                         Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa                                Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A                                       Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa                         Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba                                Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B                                       Obligations rated B are considered speculative and are subject to high credit risk.

Caa                         Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca                                Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C                                       Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.  Moody’s employs the following designations to

A-1

indicate the relative repayment ability of rated issuers:

P-1              Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay  short term debt obligations.

P-2              Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3              Issuers (or supporting institutions) rated Prime-3 have an acceptable ability  to repay short term debt obligations.

NP                    Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-2

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor  to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA             An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA                    An obligation rated “AA” differs from the highest rated obligations only to a  small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A                             An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

A-3

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

A-4

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-5

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-6

SUNAMERICA SPECIALTY SERIES

2020 HIGH WATERMARK FUND

(CLASS I SHARES)

Statement of Additional Information

dated February 28, 2013

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Specialty Series (the “Trust”) is a mutual fund consisting of five funds, one of which is currently offered to shareholders through this Statement of Additional Information (“SAI”):  the 2020 High Watermark Fund (the “Fund”).  This SAI relates only to Class I of the Fund.

This SAI is not a Prospectus, but should be read in conjunction with the Fund’s Prospectus dated February 28, 2013 (the “Prospectus”).  The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus.  The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus.  Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.  You may request a copy of the Annual Report at no charge by calling (800) 858-8850.  Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

Class	2020 High Watermark Fund: Ticker Symbols
Class I Shares	N/A

i

ii

THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003.  The Trust consists of five series, one of which is currently offered to shareholders through this SAI:  2020 High Watermark Fund.  On November 30, 2004, the Board of Trustees of the Trust authorized the offering of Class I shares for the Fund.  The Fund offers three classes of shares - Class A, Class C and Class I shares.

On November 30, 2004, the Board of Trustees (the “Board”) of the Trust authorized the offering of Class I shares for the Fund.  On September 26, 2005, the Board authorized the establishment of the Long Horizon Fund and Short Horizon Income Fund, Class A and Class C shares of which commenced offering on December 27, 2005.  On March 6, 2007, the Board approved the liquidation of the Long Horizon Fund.  On April 19, 2007, the Long Horizon Fund was liquidated.  On October 1, 2007, the Board approved the liquidation of the Short Horizon Income Fund.  On October 22, 2007, the Short Horizon Income Fund was liquidated.  On March 5, 2008, the Board approved the liquidation of the 2010 High Watermark Fund as a result of circumstances that gave rise to an Early Fund Termination (as defined in the Prospectus) and on April 21, 2008, the 2010 High Watermark Fund was liquidated.

On September 4, 2012, the Board approved the liquidation of the 2015 High Watermark Fund as a result of circumstances that gave rise to an Early Fund Termination (as defined in the Prospectus), and on October 26, 2012, the 2015 High Watermark Fund was liquidated.

The Fund is diversified within the meaning of the 1940 Act.  SunAmerica Asset Management Corp. (“SunAmerica”) serves as investment manager for all of the Funds.  As described in the Prospectus, SunAmerica has retained Trajectory Asset Management LLC (“Adviser” or “Trajectory”) to provide advisory services to the Fund.

INVESTMENT OBJECTIVES AND POLICIES

The investment goals and policies of the Fund are described in the Prospectus.  Certain types of securities in which the Fund may invest and certain investment practices the Fund may employ, which are described in the Prospectus, are discussed more fully below.  The Fund’s investment goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

Unless otherwise specified, the Fund may invest in the following securities.  The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

The 2020 High Watermark Fund is no longer open to new investments.  As a result of an Early Closure Condition, effective August 31, 2012, the Fund was required to close to new investments, although the Fund was not required to irrevocably allocate its assets to its fixed income portfolio. Accordingly, the Fund no longer offers Class I shares for new purchases by new and existing investors.  Investors who owned Class I shares of the Fund prior to August 31, 2012 may continue to hold those shares, but they may not add to their positions in the Fund except through dividend reinvestment.  Class I shares are available for incoming exchanges and for reinvestment of dividends and capital gain distributions.  Class I shareholders may redeem shares of the Fund at any time, in accordance with the terms set forth in the Fund’s Prospectus. However, shareholders who

1

redeem Class I shares prior to the Fund’s Protected Maturity Date (as defined in the Prospectus) will not be entitled to receive the Protected High Watermark Value on those shares. If you are considering redeeming your shares, you should read the Prospectus carefully before doing so and should also consult your financial advisor.

Master Agreement. The Fund undertakes (the “Payment Undertaking”) that on the Protected Maturity Date the shareholder in the Fund will be entitled to redeem his or her shares then outstanding for an amount no less than the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution (“Protected High Watermark Value”).  Thus, after the payment of the dividend or distribution, a new Protected High Watermark Value is established to the extent of any subsequent appreciation and decreased in respect of subsequent dividends, distributions and any extraordinary expenses.  The Payment Undertaking is backed by the Master Agreement between the Trust, on behalf of the Fund and Prudential Global Funding, Inc. (“PGF”), under which PGF will pay to the Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund’s Protected Maturity Date, provided certain conditions are met.

The terms of the Master Agreement prescribe certain investment parameters within which the Fund must be managed during the life of the Fund (the “Investment Period”) to preserve the benefit of the Master Agreement.  Accordingly, the Master Agreement could limit the Adviser’s ability to alter the allocation of fixed income and equity exposures in response to changing market conditions.  The terms of the Master Agreement could require the Fund to liquidate an equity futures position when it otherwise would not be in the shareholders’ best interests or at a time when the Adviser otherwise would not recommend doing so.

Investments Restrictions under Master Agreement.  To avoid losing the benefits of the Master Agreement, the Fund is subject to conditions of the Master Agreement that require the Adviser to make investment allocation decisions based on mathematical formulae and within certain investment parameters.  This limitation is designed to reduce, but does not eliminate, the risk that the Fund’s assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on the Protected Maturity Date.  Accordingly, the Master Agreement could limit the Adviser’s ability to respond to changing market conditions during the Investment Period.  If the Adviser fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Master Agreement, PGF may terminate the Payment Undertaking, exercise its right to instruct the Adviser to immediately allocate the Fund’s assets entirely to fixed income securities or deliver to the Fund’s custodian instructions requiring the custodian to immediately allocate all of the Fund’s assets to fixed income securities.  If PGF were to exercise the right to have all of the Fund’s assets invested in fixed income securities, the Fund’s ability to participate in upward equity market movements could be eliminated.

Risk of Default.  If the closing NAV of the Fund is less than the Fund’s Protected High Watermark Value, a shareholder’s ability to receive the Protected High Watermark Value depends on the financial condition of PGF and Prudential Financial.  The Master Agreement is an obligation that runs solely to the Fund, not to the Fund’s shareholders, and shareholders would not be expected to have any recourse against PGF under the Master Agreement.  The Master Agreement is solely an obligation of PGF and Prudential Financial.  Consequently, an investment in the Fund involves a

2

risk of loss if the Fund’s investment strategy is otherwise unsuccessful and PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, under the Master Agreement.  In this event, the Fund’s Board could take a variety of actions including replacing PGF as the Master Agreement counterparty.  However, the Board is under no obligation to replace PGF or otherwise find a substitute provider.  In such circumstances, shareholders could receive an amount less than the Protected High Watermark Value.  No entity or person other than Prudential Financial is obligated to make up any shortfall in the event PGF defaults on its obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date.  PGF may also assign its obligations under the Master Agreement to an affiliate, provided that Prudential Financial guarantees the obligations of the affiliate.  PGF may only assign its obligations under the Master Agreement to a non-affiliate if the Board and the Adviser have consented to the assignment.

The availability of the Payment Undertaking on the Protected Maturity Date is conditioned upon the Fund satisfying its obligations under the Master Agreement.  Should the Fund fail to satisfy its obligations under the Master Agreement, PGF may be permitted to terminate the Master Agreement and thus terminate its obligations to make any payment to the Fund if a shortfall exists on the Protected Maturity Date.  In addition, the availability of the Master Agreement on the Protected Maturity Date is conditional upon the Adviser and the Fund’s custodian providing certain information to PGF.  If the Adviser or the custodian fails to provide this information, PGF may require the Fund to invest exclusively in fixed income securities, which will eliminate the Fund’s ability to participate meaningfully in upward equity market movements.

Early Fund Termination.  The Board may at anytime determine to liquidate a Fund, particularly if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  Because early liquidation in this circumstance would involve returning to shareholders the then-current NAV for their shares rather than the Protected High Watermark Value, the Board would consider the relationship between the two amounts in making its determination.

PGF may determine to liquidate a Fund if a Fund has not achieved or sustained an economically viable asset size over a reasonable period of time.  However, PGF may not liquidate a Fund for this reason without honoring its obligations to protect the High Watermark Value.

Risk of Default of PGF and Prudential Financial.  It is possible that the financial position of PGF and Prudential Financial could deteriorate and they would be unable to satisfy their obligations under the Master Agreement. The Master Agreement is solely the obligation of PGF and Prudential Financial. Consequently, an investment in the Fund involves a risk of loss if PGF and Prudential Financial are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations under the Master Agreement. In this event, the Fund’s Board could take a variety of actions including replacing PGF as the Master Agreement counterparty. However, the Board may not be able to locate a replacement counterparty and is under no obligation to do so. In these circumstances, shareholders could receive an amount less than the Protected High Watermark Value. No entity or person is obligated to make up any shortfall in the event PGF and Prudential Financial default on their obligations under the Master Agreement and the Fund’s assets are insufficient to redeem the Fund’s shares for the Protected High Watermark Value on the Protected Maturity Date. The Master Agreement is an obligation that runs solely to the Fund, not to the Fund’s shareholders, and shareholders would not be expected to have any recourse against PGF or Prudential Financial under the Master Agreement. The audited financial statements of PGF and

3

Prudential Financial are available free of charge upon request by calling the Trust at (800) 858-8850.

U.S. Government Securities.  The Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance.  The Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government.  These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government.  All of the foregoing are referred to collectively as “U.S. government securities.”  Securities issued or guaranteed by agencies or instrumentalities are supported by:  (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer.  No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law.  In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated either AAA by S&P or Aaa by Moody’s Investors Service (“Moody’s”), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody’s has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody’s, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody’s. Holdings of long-term securities issued by agencies or instrumentalities may not exceed 25% of the fixed income portfolio in the aggregate or 10% by issuer. Under the Master Agreement, PGF may permit a higher allocation to agency and instrumentality obligations in the event of an Early Closure Condition, as discussed in the Prospectus. The balance of the zero-coupon government securities will consist of direct obligations of the U.S. Treasury. Short term securities held by the Fund will be issued by issuers rated in the highest rating categories by S&P or Moody’s.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value.  In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

4

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s NAVs will be affected by those fluctuations.

Zero-Coupon Securities Issued by the U.S. Treasury and other Government-Sponsored Entities. The Fund may invest in zero-coupon securities issued by the U.S. Treasury. In addition, the Fund may invest in zero-coupon bonds issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and other government-sponsored entities. Holdings of long-term securities issued by U.S. government-sponsored agencies and instrumentalities must be rated either AAA by S&P or Aaa by Moody’s Investors Service (“Moody’s”), at the time of purchase, to the extent such securities have received a rating from these ratings agencies. Where neither S&P nor Moody’s has rated the securities, these securities must represent senior obligations of an agency or instrumentality that has received a long-term senior debt rating of AAA from S&P or Aaa from Moody’s, at the time of purchase, or, if both ratings agencies rate the agency or instrumentality, such debt must be rated AAA by S&P and Aaa by Moody’s. Zero-coupon U.S. government securities are: (i) securities issued or guaranteed by the U.S. Treasury or other government-sponsored agency or instrumentality that have been stripped of their unmatured interest coupons and receipts; (ii) certificates representing interest in such stripped debt obligations or coupons; or (iii) zero-coupon government securities that are originally issued at a discount from their face value (original issue zeros). Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon security held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Because the Fund accrue taxable income from these securities without receiving cash, the Fund may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. The Fund might also sell securities to maintain liquidity. In either case, cash distributed or held by the Fund and not reinvested will hinder the Fund in seeking a high level of current income.

Initially the Fund will hold a fixed income portfolio consisting primarily of zero-coupon and coupon-bearing government securities maturing within one year of the Fund’s respective Protected Maturity Dates, but no later than 5 days prior to the Fund’s Protected Maturity Dates, and high-grade money market instruments, including U.S. Treasury bills and repurchase agreements.  The Fund will not purchase zero-coupon securities in the form of collateralized mortgage obligations.

Coupon Bearing U.S. Government Securities.  The Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest

5

possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS.  In addition to the U.S. government securities discussed above, the Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities.  The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).  Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.  Bonds issued by the Resolution Funding Corporation (“REFCORP”), the Financing Corporation (“FICO”), and certain other government-sponsored entities can also be separated in this manner.

Money Market Instruments.  The following is a brief description of the types of U.S. dollar denominated money market securities in which the Fund can invest.  Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities.  They must be rated in the highest rating categories by Moody’s or S&P, or other rating organizations whose ratings are described in the Appendix.  They may have fixed, variable or floating interest rates, but the Fund will not invest in any instrument that will mature after its Protected Maturity Date.  The Fund may invest in the following money market instruments:

U.S. Government Securities.  These include obligations issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities, described above.

Bank Obligations.  The Fund can buy time deposits, certificates of deposit and bankers’ acceptances.  They must be obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion.  “Banks” include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Fund will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

6

Commercial Paper.  The Fund can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody’s or other rating organizations.  If the paper is not rated, it may be purchased if the Adviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation.  The Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality.  This includes commercial paper that is rated in the two highest categories by S&P and by Moody’s.

The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

Borrowing.  As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  While the Board does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund’s volatility and the risk of loss in a declining market.  Borrowing by the Fund will involve special risk considerations.  Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Repurchase Agreements.  The Fund may enter into repurchase agreements involving securities issued by the U.S. government or agencies or instrumentalities thereof and with selected banks and securities dealers whose financial condition is monitored by the Adviser.  In these agreements, the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price.  The period of maturity is usually quite short, either overnight or a few days, but no longer than seven days.  The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund’s money is invested in the security.  Whenever the Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest.  However, the Fund may collateralize the amount of the transaction at 100% if the collateral is cash.  The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral.  If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.  The Fund will not invest in repurchase agreements maturing in more than seven days.

When-Issued and Delayed-Delivery Securities.  The Fund may purchase or sell securities on a “when-issued” or “delayed-delivery” basis.  “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.  While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable.  At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund.  When such transactions are negotiated, the price (which is generally

7

expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction.  Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price.  The Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made.  The Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction.  Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.  If the Fund chooses:  (i) to dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  (At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value).

To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage.  The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date.  In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to the Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Loans of Portfolio Securities.  While the Fund is permitted to engage in securities lending, the Fund has currently implemented a securities lending program. In the event the Fund determines to enter into a securities lending program at a future time, the Fund will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by the Fund would also be subject to the approval and oversight of the Board.

Interfund Borrowing and Lending Program.  The Trust has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Fund to borrow money from and loan money to the other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Fund, including the requirement that the Fund may not borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, the Fund may

8

participate in the program only if and the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Fund. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Special Risk Factors.  In the case of bank obligations not insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, the Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest.  The Fund’s investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities.

Futures Contracts.  The Fund may invest in S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange (CME).  The Fund uses S&P 500 Index futures contracts to generate equity market exposures.  By buying and rolling these contracts and holding them together with high grade fixed income securities, the Fund participates in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.  By holding futures contracts, rather than shares of stock, the Fund seeks to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk.  The Fund does not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

While the use of S&P 500 Index futures contracts by the Fund can amplify a gain, it can also amplify a loss.  This loss can be substantially more money than the initial margin posted by the Fund pursuant to the contracts.  In addition, although the Fund intends to purchase or sell futures contracts on the CME where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where the Fund would not be able to close a future investment position when it wanted to do so.

Upon entering into a futures contract, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”).  The initial margin payment will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however, the futures broker can gain access to that account only under specified conditions.  As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final

9

determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.  If the Fund is required to increase its variation margin when the Fund has insufficient cash, the Fund may need to sell securities or other assets, including at disadvantageous times, to meet such margin requirements.

Put and Call Options on Securities Indices.  The Fund may invest in put and call options in S&P 500 Cash Index option contracts listed on the Chicago Board of Options Exchange (“CBOE”) and the CME, as well as put and call options on S&P 500 Index futures listed on the CBOE and the CME.  Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities.  When the Fund buys a call on a securities index, it pays a premium.  During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call.  That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”), which determines the total dollar value for each point of difference.  When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put.  That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund’s portfolio.  If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.  If a put or call the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract.  For example, where a decrease in the value of the Fund’s portfolio is anticipated as a result of a projected market-wide decline, the Fund could, in lieu of selling a futures contract, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option.  If the market decline does not occur, the Fund will suffer a loss equal to the price of the put.  Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase calls on futures, rather than purchasing the

10

underlying futures contract.  If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.  However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Other Derivatives Strategies.  In the future, the Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with the Fund’s investment objective and legally permissible.

Regulatory Aspects of Derivatives and Hedging Instruments.  Transactions in options by the Fund are subject to limitations established by the Commodity Futures Trading Commission (“CFTC”) and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Short Sales.  The Fund may engage in short sales in S&P 500 Index call options listed on the CBOE and options on S&P 500 Index futures traded on the CME.  A short sale is the sale of an investment that the Fund does not own or any sale that is consummated by the delivery of an investment borrowed by, or for the account of, the Fund.  In order to deliver the investment to the purchaser, the Fund will borrow the investment, typically from a broker-dealer or an institutional investor.  The Fund later closes out the position by purchasing equivalent investments on the open market, or by using an equivalent investment it already owned, and returning the investment to the lender.  The price at such time may be more or less than the price at which the investment was sold

11

by the Fund.  Until the investment is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.  To borrow the investment, the Fund also may be required to pay a premium, which would increase the cost of the investment sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed investment, the Fund will either (A) segregate and maintain daily, cash or liquid investments, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the investment sold short, or (B) hold an offsetting long position in the same security equal to the amount of the investment sold short.  The Fund will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Fund replaces the borrowed investment. The Fund will realize a gain if the investment declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in an investment.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.  In these transactions, the Fund sells a security or commodities contract it does not own in anticipation of a decline in the market value of the security or commodities contract. To complete the transaction, the Fund must borrow the security or commodities contract to make delivery to the buyer. The Fund is obligated to replace the security or commodities contract borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security or commodities contract was sold by the Fund, which would result in a loss or gain, respectively.

The Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

The SEC and financial industry regulatory authorities in other countries have recently imposed prohibitions and restrictions on short sales transactions.  These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Adviser to sell securities short on behalf of the Fund.

Government Intervention in Financial Markets.  Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and

12

disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. SunAmerica will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Portfolio Turnover. The Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year.

INVESTMENT RESTRICTIONS

The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  A “majority of the outstanding voting securities” of the Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.  Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, the Fund may not:

1.                                      issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                                      concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                      buy or sell commodities or commodity contracts (except financial futures and Options on financial futures as described under “Investment Objectives and Policies” above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

4.                                      act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

13

5.                                      purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

6.                                      make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional restrictions are not fundamental policies and may be changed by the Board without a shareholder vote.  The Fund may not:

1.                                      purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make initial and variation margin payments in connection with futures and options transactions;

2.                                      make investments for the purpose of exercising control or management;

3.                                      invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States.  Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities; and

4.                                      invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of fund overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.  Trustees who are not deemed to be “interested persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act are referred to as “Disinterested Trustees.”  Trustees who are deemed to be “interested persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act are referred to as “Interested Trustees.”

14

DISINTERESTED TRUSTEES

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)
Dr. Judith L. Craven Age: 67	Trustee	2004 to Present	Retired	78	Director, Belo Corp. (1992 to Present); Director, Sysco Corporation (1996 to Present).

William F. Devin Age: 74	Trustee	2004 to Present	Retired	78	Director, Boston Options Exchange (2001 to 2010).

Richard W. Grant Age; 67	Trustee	2011 to Present	Retired. Prior to that, attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	29	None

Stephen J. Gutman Age: 69	Trustee	2004 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2003 to Present); Managing Member, Beau Brummell-SoHo LLC (licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing Inc. (2009 to Present).	29	None

William J. Shea Age: 64	Trustee	2004 to Present	Executive Chairman, Caliber ID, Inc. (medical devices) (2007 to Present); Managing Director, DLB Capital LLC (private equity) (2006 to 2007)	29	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present). Chairman, Demoulas Supermarkets (1999 to Present).

15

INTERESTED TRUSTEE

Peter A. Harbeck(4) Age: 58	Trustee	2004 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	78	None

OFFICERS

John T. Genoy Age: 44	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President SunAmerica (2003 to Present); Chief Operating Officer (2006 to Present).	N/A	N/A

Donna M. Handel Age: 46	Treasurer	2004 to Present	Senior Vice President, SunAmerica (2004 to Present)	N/A	N/A

James Nichols Age: 46	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A

Gregory N. Bressler Age: 46	Secretary and Chief Legal Officer	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present)	N/A	N/A

Katherine Stoner Age: 56	Chief Compliance Officer	2011 to Present

Vice President, SunAmerica (May 2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to 2011); Vice President, VALIC Financial Advisors, Inc. (2010-2011) and VALIC Retirement Services Company (2010 to Present).

				N/A	Director, American General Distributors, Inc. (2006 to 2011)

16

Gregory R. Kingston Age: 47	Vice President and Assistant Treasurer	2004 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

Nori L. Gabert Age: 59	Vice President and Assistant Secretary	2004 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present)	N/A	N/A

Matthew J. Hackethal Age: 41	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present).	N/A	N/A

(1)         Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed on page 23.

(2)         The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica.  The “fund complex” includes the Trust (5 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund), SunAmerica Equity Funds (“SAEF”) (3 funds), SunAmerica Income Funds (“SAIF”) (4 funds), SunAmerica Series, Inc. (“SA Series”) (7 funds), Anchor Series Trust (“AST”) (8 funds), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”)  (1 fund),  VALIC  Co. I (34 funds) and VALIC Co. II (15 funds), SunAmerica Series Trust (38 funds) and Season Series Trust (21 funds).

(3)         Directorships of Companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)         Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of SACS.

Leadership Structure of the Board

Overall responsibility for oversight of the Trust and its Fund rests with the Board of Trustees (the “Board”).  The Trust, on behalf of the Funds, has engaged SunAmerica and for certain Funds, has engaged a subadviser(s), to manage the Fund on a day-to day basis.  The Board is responsible for overseeing SunAmerica and the subadvisers and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies.  The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings.  The Disinterested Trustees also meet at least quarterly in executive session, at which no directors who are interested persons of the Fund are present.  The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the

17

policies and practices of the Fund with respect to certain specified matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Fund’s investment management and business affairs, and also by the Fund’s subadviser(s) and other service providers in connection with the services they provide to the Fund. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the subadviser(s) and the Fund’s other service providers (including the Fund’s distributor, servicing agent and transfer agent), the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Fund.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven.  Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Trust.  She currently serves as a director or trustee with respect to 78 of the funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries.  Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

18

William F. Devin.  Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust.  He currently serves as a director or trustee with respect to 78 of the funds in the Fund Complex.  In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity.  Mr. Devin also has corporate governance experience from his prior service on the Board of Directors of the Boston Options Exchange.

Richard W. Grant.  Mr. Grant has served as a director or trustee in the Fund Complex since 2001, and serves as Chairman of the Board of the Trust.  He currently serves as a director or trustee with respect to 29 of the funds in the Fund Complex.  Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman.  Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Trust.  He currently serves as a director or trustee of 29 of the funds in the Fund Complex.  In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea.  Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Trust.  He currently serves as a director or trustee of 29 of the funds in the Fund Complex.  In addition, he has more than 20 years of business and executive experience primarily in the financial services industry.  In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm.  Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck.  Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Trust.  He currently serves as a director or trustee of 78 of the funds in the Fund Complex.   In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of Advisor Group, Inc, since 2004.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust.  Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of SunAmerica.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust.  Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica.

19

The Board has established four Committees, i.e., Audit Committee Nominating and Compensation Committee, Ethics Committee, and Governance Committee.

Each Disinterested Trustee serves on the Trust’s Audit Committee.  The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm.  The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Shea serving as Chairman. Committee members each receive $2,887 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)(1), AST and SASFR.   Mr. Shea also receives a $5,775 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met five times during the fiscal year ended October 31, 2012.

The Nomination and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings.  The Nominating Committee will consider candidates proposed by shareholders for election as Trustees.  The members of the Nominating Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Mr. Gutman serving as Chairman.  Mr. Gutman receives a $1,732 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Shea and Dr. Craven each receive a $1,155 annual retainer for serving as a member of the Nominating Committees of SAMF, AST and SASFR. Mr. Devin, Grant, and Shea and Dr. Craven each receive $577 per scheduled meeting ($289 for telephonic meetings) and Mr. Gutman, as Chairman, receives $693 per meeting ($346 per telephonic meeting).  The Nominating Committee met one time during the fiscal year ended October 31, 2012.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Funds’ Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation.  The Ethics Committee will inform the Board of violations or waivers to the Trust’s Code of Ethics, as appropriate.  The members of the Ethics Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman.  Dr. Craven receives a $1,732 annual retainer for serving as Chairman of the Ethics Committees of SAMF and SASFR and Messrs. Devin, Grant, Gutman and Shea each receive a $1,155 annual retainer for serving on the Ethics Committees of SAMF, AST and SASFR.  Messrs. Devin, Grant, Gutman and Shea each receive $577 per scheduled meeting ($289 for telephonic meeting) and Dr. Craven, as Chairman, receives $693 per meeting ($346 per telephonic meeting). The Ethics Committee met one time during the fiscal year ended October 31, 2012.

(1)                                 SAMF consists of the Trust, SAEF, Focused, SAIF and SAMMF.

20

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board.  The members of the Governance Committee are Messrs. Grant, Gutman, Devin and Shea, and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,732 annual retainer for serving as Chairman of the Governance Committees of SAMF and SASFR and Messrs. Grant, Gutman and Shea, and Dr. Craven each receive a $1,155 annual retainer for serving on the Governance Committees of SAMF, AST and SASFR.  Messrs. Grant, Gutman and Shea, and Dr. Craven each receive $577 per scheduled meeting ($289 for telephonic meeting) and Mr. Devin, as Chairman, receives $693 per meeting ($346 per telephonic meeting).  The Governance Committee met one time during the fiscal year ended October 31, 2012.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2012.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Trust(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Dr. Judith L. Craven	None	None
William F. Devin	over $100,000	over $100,000
Richard W. Grant	None	None
Stephen J. Gutman	None	$0-$10,000
William J. Shea	None	None

(1)           Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

(2)           Includes SAMF, AST, SASFR, SAST and SST.

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Trust(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(2)
Peter A. Harbeck	Over $100,000	over $100,000

(1)                                 Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

(2)                                 Includes SAMF, AST, SASFR, SAST and SST.

Trustee Compensation

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Trustees.  Specifically, each Disinterested Trustee receives from each portfolio within SAMF a pro rata

21

portion (based upon the portfolios’ net assets) of $69,300 in annual compensation ($103,950 in annual compensation for the Chairman of the Board) for acting as director or trustee for all of the portfolios of SAMF.  Each Disinterested Trustee of SAMF receives an additional $5,775 per attended quarterly meeting ($8,662 for the Chairman of the Board).  Each Disinterested Trustee of SASFR receives $1,039 for each quarterly meeting attended ($1,559 for the Chairman of the Board) and $4,158 in annual compensation ($6,237 for the Chairman of the Board).  Each Disinterested Trustee of AST receives $23,100 in annual compensation ($34,650 in annual compensation for the Chairman of the Board). Each Trustee receives from each portfolio within SAMF, SASFR and AST a pro rata portion of $2,887.50 in compensation for attendance at each Special Board Meeting ($4,331.25 for the Chairman of the Board). This per meeting fee will be allocated to each portfolio based upon such portfolio’s net assets and will also be allocated only to those portfolios that are subject to that meeting.

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)(1) or has attained the age of 60 while a Disinterested Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an “Eligible Trustee”).  Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds.  An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things:  (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming Participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended October 31, 2011.  Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.

(1) SAMF, AST and SASFR have adopted the Retirement Plan.

22

COMPENSATION TABLE

Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee(1)
Dr. Judith L. Craven (2)	$21,828	$307,047
William F. Devin (2)	$20,520	$345,047
Richard W. Grant	$30,322	$201,355
Stephen J. Gutman	$21,857	$141,447
William J. Shea	$22,376	$146,137

(1)                                 Information is as of October 31, 2012 for the investment companies that pay fees to these Trustees.  The investment companies are the SAMF, , AST, SASFR, VALIC I and VALIC II.

(2)           Mr. Devin and Dr. Craven are also Trustees of VALICI and VALIC II.

As of January 31, 2013, the Trustees and officers of the Fund owned in the aggregate less than 1% of each series and each class of each series’ total outstanding shares.

A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund. The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’ shares outstanding as of January 31, 2013:

Fund Name and Class	Holder and Address	Percentage Owned

2020 High Watermark Class I	VALIC Separate Account A 2929 Allen Parkway Houston, TX 00719	98.85%

MANAGEMENT OF THE FUND

SunAmerica

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311, and acts as adviser to the Fund pursuant to the Investment Advisory and Management Agreement dated June 3, 2004 (the “Advisory Agreement”) with the Trust, on behalf of the Fund.  The Advisory Agreement was most recently approved by the Board of Trustees on June 24, 2011 to continue in effect until June 30, 2012.  SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).  As of December 31, 2012, SunAmerica managed, advised and/or administered assets of approximately $50.2 billion.

23

Under the Advisory Agreement, SunAmerica provides various administrative services and supervises the business affairs of the Fund, subject to general review by the Trustees.  SunAmerica has delegated portfolio management to the Adviser.

SunAmerica has retained the Adviser to manage the investment portfolio of the Fund, pursuant to a subadvisory agreement dated June 3, 2004, as amended (the “Subadvisory Agreement”), which was most recently approved by the Board of Trustees on May 29, 2012 to continue in effect until June 30, 2013.  Retention of the Adviser in no way reduces the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica will be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

Except to the extent otherwise specified in the Advisory Agreement, the Fund pays, or cause to be paid, all other expenses of the Trust and of the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for SunAmerica’s services to the Fund, the Fund will pay SunAmerica a management fee at the annual fee of 0.65% of the Fund’s average daily net assets.  If the Fund’s portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40% for the remainder of the Investment Period.

Advisory Fees

The following table sets forth the total advisory fees incurred by the Fund pursuant to the Advisory Agreement for the fiscal years ended October 31, 2012, 2011, and 2010.

2012	2011	2010

$455,537	$420,460	$434,100

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below.

24

Annual Total Fund Operating Expenses

(as a percentage of average daily net assets)

Class I
1.18%

This Expense Limitation Agreement will continue indefinitely, unless terminated by the Board, including a majority of the Disinterested Trustees.  For purposes of the Expense Limitation Agreement, Total Annual Fund Operating Expenses shall exclude extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

Further, any waivers or reimbursements made by SunAmerica with respect to the Fund pursuant to the Expense Limitation Agreement are subject to recoupment from the Fund within the two years after the occurrence of the waiver or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense cap in effect at the time the waiver or reimbursement occurred. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund’s financial statements.  At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period. SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to the Fund’s investors or in order to prevent an Early Closure Condition from occurring. These waivers may be discontinued without notice to shareholders.

Expense Reimbursements(1)

The following table sets forth the expense reimbursements made to the Fund by SunAmerica for the fiscal years ended October 31, 2012, 2011, and 2010.

2012

Fund	Class I
2020 High Watermark Fund	$144,937

2011

Fund	Class I
2020 High Watermark Fund	$118,408

2010

Fund	Class I
2020 High Watermark Fund	$94,541

(1) Includes both contractual and voluntary expense reimbursements.

25

Adviser

The Fund is subadvised by Trajectory Asset Management LLC, located at 150 East 52nd Street, New York, NY 10022, which is responsible for investment decisions for the Fund.  The Adviser was retained by SunAmerica to manage the investment portfolio of the Fund, pursuant to the Subadvisory Agreement dated June 3, 2004 (the “Subadvisory Agreement”), which was most recently approved by the Board of Trustee for an additional term of one-year on [June 14, 2011].

The Adviser is responsible for portfolio management for the Fund, selection of broker-dealers and negotiation of commission rates.

For work performed as the subadviser to the Fund, the Adviser shall receive forty-three percent (43%) of the net management fee. The term “net management fee” means the gross management fee less any fund waivers and/or reimbursement made by SunAmerica. The subadvisory fee will be calculated on the Fund-level and not by aggregating fees on a Trust-level.  Effective as of September 1, 2006 until October 31, 2007, SunAmerica agreed to pay the Adviser a minimum annual fee (the “Minimum Fee”) equal to the percentage of the Fund’s average daily net assets accrued daily and payable monthly as set forth below.

FUND	MINIMUM FEE
2020 High Watermark Fund	0.20%

The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and the Adviser, and subject to approval by the Board of Trustees, including a majority of Trustees who are not parties to the Subadvisory Agreement or interested persons of any such party.  The continuation of the Minimum Fee was most recently approved at the May 29, 2012 board meeting to continue in effect until October 31, 2013.

Subadvisory Fees

The following table sets forth the total subadvisory fees incurred by the Fund pursuant to the Subadvisory Agreement for the fiscal years ended October 31, 2012, 2011, and 2010.

FUND	2012	2011	2010
2020 High Watermark Fund	$137,088	$129,372	$133,569

INFORMATION REGARDING THE PORTFOLIO MANAGERS,

PERSONAL SECURITIES TRADING, DISTRIBUTOR AND SERVICING AGENT

Information about Trajectory Asset Management LLC’s Portfolio Managers

The Adviser’s team of portfolio managers led by Juan M. Ocampo is primarily responsible for the daily management of the Fund’s portfolios.  The other members of the Adviser’s team are Kim H. Erle and Marita Ben Ari, CFA.   Two of the Fund’s portfolio managers, Juan Ocampo and Kim Erle, are the sole indirect members of the Adviser (the “Members”). The Members are not

26

compensated directly based on Fund performance or other performance measurements, but instead receive compensation (if any) based on the Adviser’s overall profitability.

Marita Ben Ari’s compensation consists of a fixed salary and discretionary bonus and/or retirement plan contributions. The bonus and/or retirement plan contributions she may receive are not directly tied to the Fund’s performance, but instead are based on subjective factors as determined by the Members, including overall profitability of the Adviser.

Other Accounts Managed by the Portfolio Manager

The following table indicates the number of other accounts managed by the Portfolio Manager and the total assets in the accounts in each of the following categories as of October 31, 2012: Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”).   For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Number of Other Accounts Managed			Number of Accounts and Total Assets for
Portfolio	and Total Assets by Account ($ millions)			Which Advisory Fee is Performance Based
Manager	RIC	OPI	OA	RIC	OPI	OA

Juan Ocampo	0	0	3	0	0	2
	$0	$0	$24.5	$0	$0	$24.5

Kim Erle	0	0	2	0	0	2
	$0	$0	$24.5	$0	$0	$24.5

Marita Ben Ari	0	0	2	0	0	2
	$0	$0	$24.5	$0	$0	$24.5

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by the Portfolio Manager as of October 31, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Juan Ocampo	2020 High Watermark Fund: $50,001 - $100,000
Marita Ben Ari	None
Kim Erle	2020 High Watermark Fund: $10,001 to $50,000

27

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients (“Other Client Accounts”) in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts.  The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•                  Trade Allocations.  Conflicts may arise between the Fund and Other Client Accounts in the allocation of trades among a Fund and the Other Client Accounts, as the case may be.  For example, the Adviser and/or portfolio managers may determine that there is a security that is suitable for the Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or portfolio managers may take “short” positions in Other Client Accounts with respect to securities held “long” within a Fund, or vice-versa, which may adversely affect the value of securities held by the Fund.  Such ownership or different interests may cause a conflict of interest.  The Fund and the Adviser have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Fund and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients).  The policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•                  Allocation of Portfolio Managers’ Time.  The portfolio managers’ management of the Fund and Other Client Accounts may result in the portfolio managers devoting a disproportionate amount of time and attention to the management of the Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees.  Generally, the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers.  Although the Adviser does not track the time the portfolio managers spends on the Fund or a single Other Client Account, the Adviser does periodically assess whether the portfolio managers have adequate time and resources to effectively manage all of such portfolio managers’ accounts. In certain instances, portfolio managers may be employed by two or more employers.  Where the portfolio manager receives greater compensation, benefits or incentives from one employer over another, the portfolio managers may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•                  Personal Trading by Portfolio Managers.  The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While generally, SunAmerica’s and the Adviser’s Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest,  there is no assurance that SunAmerica’s or the Adviser’s Codes of Ethics will eliminate such conflicts.

28

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act.  These codes of ethics restrict the personal investing by certain access persons of the Fund in securities that may be held or purchased by the Fund to ensure that such investments do not disadvantage the Fund.  SunAmerica reports to the Board on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during the quarter.  The SunAmerica Code has been filed as an exhibit to the Fund’s previous registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus.

The Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code.  Further, Adviser reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, SunAmerica reports to the Board as to whether there were any violations of the SunAmerica Code by Access Persons (as defined in the SunAmerica Code) of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers.

The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature.

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees.  The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund.  In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor.  In addition, the terms and conditions of any given promotional incentive may differ from firm to firm.  Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

29

Class I Service Fees

The following table sets forth the service fees the Distributor received from the Class I shares of the Funds under the Class I Service Agreement for the fiscal years ended October 31, 2012, 2011, and 2010.

FUND	2012	2011	2010
2020 High Watermark Fund	$45,460	$39,100	$33,684

The Distributor serves as distributor of Class I shares and incurs the expenses of distributing the Class I shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Trust, on behalf of Class I shares of the Fund, has entered into a Service Agreement (the “Class I Service Agreement”) with the Distributor to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Service Agreement, as compensation for services rendered, the Distributor receives a fee from the Fund of up to 0.25% of the daily net assets of the Fund’s Class I Shares.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and The Variable Annuity Life Insurance Company (VALIC), affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Fund in the calendar year ended December 31, 2012. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

30

Ameriprise Financial

Charles Schwab & Co

D A Davidson & Company

TD Ameritrade Fiserv Trust Company

First Clearing Corp Wells Fargo

Janney Montgomery Scott, LLC

Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

Morgan Stanley

National Financial Services/Fidelity Services

Oppenheimer & Co.

Prudential Investments

Raymond James & Associates

RBC Dain Rauscher

Robert W. Baird

Stifel, Nicolaus & Co, Inc.

UBS Financial Services

VALIC Financial Advisors

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Fund, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Fund to SAFS, the Transfer Agent or to the Distributor pursuant to the Administrative and Shareholder Services Agreements with respect to the Class I shares and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Fund.  Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services.  SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A and Class C shares subject to review and approval by the Trustees.  From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

31

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

The following table sets forth the fees that SAFS received from the Fund for the fiscal years ended October 31, 2012, 2011, and 2010.

2012	2011	2010
$40,004	$34,408	$29,642

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Fund’s securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information have been publicly disclosed, it is the Trust’s policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Trust’s policy.

The Fund’s complete portfolio holdings are publicly available via SEC filings made by the Fund on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarters.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the SunAmerica’s Legal Department. The Fund and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the SunAmerica’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers,

32

proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Fund. Portfolio holdings information may also be provided to the Fund’s Board. The entities to which the Fund provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Fund as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Fund’s holdings:

1.                                       Adviser.  The Adviser is continuously provided with the entire portfolio holdings for the Fund that it advises on a daily basis.

2.                                       PricewaterhouseCoopers, LLP (“PwC”).  PwC is provided with entire portfolio holdings information during periods in which it performs its audits of the Fund’s financial statements. (PwC) does not disclose to third parties information regarding the Fund’s holdings.

3.                                       Ernst & Young LLP (“E&Y”).    E&Y LLP is provided with portfolio holdings information in connection with the tax services it provides to the Fund.  E&Y LLP does not disclose to third parties information regarding the Fund’s holdings.

4.                                       State Street.  State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund.  State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

5.                                       Lipper, Inc. (“Lipper”).  Lipper is provided with the entire portfolio holdings information for the Fund on a monthly basis, this information is disclosed approximately thirty (30) days after the month end.  Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group.  Lipper does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above.  This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Fund.

6.                                       Morningstar, Inc. (“Morningstar”).  Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge.  Information regarding the Fund is available only with a subscription.  State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end.  Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s

33

Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information.  Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

7.                                       Bloomberg LLP (“Bloomberg”).  The Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a monthly basis, approximately forty-five (45) days after the month end.  This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                                       Financial Printers.  Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter.  Financial printers assist the Fund with the filing of its annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants.  Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.                                       Investment Company Institute (“ICI”).  Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end.  The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

10.                                 Investment Technology Group (“ITG”) and Zeno Consulting(“Zeno”).  State Street provides purchase and sale information with respect to the Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end.  ITG and Zeno, as applicable, analyze the information to produce reports containing brokerage execution statistics and comparisons.  These reports are provided to the SunAmerica and neither ITG nor Zeno disclose publicly the information they receive or the reports they prepare.  SunAmerica’s contract with ITG and Zeno includes a confidentiality clause.

11.                                 Manhattan Creative Partners (d/b/a “Diligent”).  Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica.  Diligent also hosts the Board’s online meeting materials.

12.                                 Marketing Firms.  Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, PrimeLook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services.  Depending on the Fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end.  Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports.  They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

34

13.                                 Prudential Global Funding, Inc. (“PGF”) — (SunAmerica Specialty Series Only).  Fund Accounting provides PGF, a subsidiary of Prudential Financial, Inc., with entire portfolio holdings of the Fund on a daily basis.

14.                                 Institutional Shareholder Services (“ISS”).  ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System.  This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Fund and is not publicly disclosed.   SunAmerica’s contract with ISS includes confidentiality disclosure.

15.                                 SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Fund.

Certain other information concerning a Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that:  (i) the information has been made available to all shareholders of the applicable Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1.             Asset Class Information.  Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Fund held in each asset class;

2.             Sector or Geographic Information.  Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;

3.             Impact of Fund Allocation Information.  Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4.             General Portfolio Characteristics.  General portfolio characteristics of the Fund, including, but not limited to, total number of stocks held by the Fund, average market capitalization and return on equity.

Other data regarding a Fund’s portfolio may also be distributed prior to public dissemination of the Fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Fund’s specific portfolio holdings cannot be derived from such data.  Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

35

FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.  The Adviser may, however, select broker-dealers that provide it with research services and may cause a Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.  Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Trust, and not all of these services may be used by the Adviser in connection with the Trust.  No specific value can be determined for research services furnished without cost to the Adviser by a broker.  The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis.  Therefore, it may tend to benefit a Fund by improving the quality of the Adviser’s investment advice.  The investment advisory fees paid by a Fund are not reduced because the Adviser receives such services.  When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

The Adviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser.  The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

36

For the fiscal years ended October 31, 2012, 2011, and 2010, the Fund paid the following brokerage commissions amounts.

2012 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
$15	$0	0%	0%

2011 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
$17	$0	0%	0%

2010 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
$17	$0	0%	0%

The following table sets forth the Fund’s holdings of securities of the Fund’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2012.

Broker Dealer	Amount ($) (000’s)	Debt/Equity
State Street Bank & Trust	$1,861	Debt

37

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Class I shares of the Fund are currently closed to new purchases by new and existing investors.  Investors who owned Class I shares of the Fund on August 31, 2012 may continue to hold those shares, but they may not add to their positions in the Fund except through dividend reinvestment.  Class I shares are available for incoming exchanges and for reinvestment of dividends and capital gain distributions. Class I shareholders may redeem their shares of the Fund at any time, in accordance with the terms set forth in the Fund’s Prospectus. However, shareholders who redeem Class I shares prior to the Fund’s Protected Maturity Date (as defined in the Prospectus) will not be entitled to receive the Protected High Watermark Value on those shares. If you are considering redeeming your shares, you should read the Prospectus carefully before doing so and should also consult your financial advisor.

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Fund’s Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for the shareholder’s account by the Transfer Agent.  Shareholders will not be issued certificates for their shares.  Shareholders receive regular statements from the Transfer Agent that report the transaction affecting their accounts.  Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Class I shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order. Reference is made to “Shareholder Account Information” in the prospectus for certain information as to the purchase of Fund shares.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule l8f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, the Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of:  (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing

38

Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers.  Orders received by dealers must be at least $500.  The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close.  Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge.  The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders in the Fund may exchange their shares for the same class of shares of any other SunAmerica mutual fund distributed by the Distributor that offer such class, at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired.  All exchanges are subject to applicable minimum initial or subsequent investment requirements.  Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of a High Watermark Fund.  Under this program, another fund’s shares can be exchanged for shares of a High Watermark Fund, but shares of a High Watermark Fund cannot be exchanged for another fund’s shares.  Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made.  All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides.  Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice.  Further information about the exchange privilege may be obtained by calling Shareholder Services at (800) 858-8850.

An investor who exchanges out of the Fund and into another SunAmerica mutual fund does not “import” the Protected High Watermark Value from the Fund; rather, the redemption extinguishes any entitlement to the Fund’s High Watermark Value.

Because excessive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund may refuse any exchange sell order:  (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive.  Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous

39

orders affecting significant portions of the Fund’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time).  The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding.  The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded.  Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.  For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available.  The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts traded on national exchange are valued at the quoted daily settlement prices established by the exchange on which they trade. Options traded on over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers. Options and swap contracts traded on national securities exchange are valued at the close of the exchange upon which they trade.  Forward Foreign Currency Contracts are valued at the 4:00 p.m. Eastern Time forward rate. Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

The Fund’s liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel

40

and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

The Board is responsible for the share valuation process and has adopted a policy and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses.  The Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses.  Dividends from net investment income are paid annually.  Net capital gains, if any, will be paid annually.  In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.  At October 31, 2012, the Fund was entitled to capital loss carry forwards of $19,326,896 and $1,314,425, expiring in 2016 and 2017, respectively.

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the payable date or, unless the shareholder notifies the Fund in writing at least five business days prior to the payment date to receive any distributions of $10 or more in excess of $10 in cash.

Taxes

The Fund intends to remain qualified and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year.  As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders.  The Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, the Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of stock or securities or foreign currencies, certain other income (including, but not limited to, gains from options, futures or forward contracts) and net income derived from qualified publicly traded partnerships (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Fund’s assets

41

and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year.  The Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To avoid the tax, the Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years.  To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year.  Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income.  However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay

42

out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.  The portion of such ordinary income dividends received from the Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders reported after the end of each taxable year.  Certain holding period requirements must also be met by the Fund and corporate shareholders.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders that a Fund reports as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.  The maximum capital gains rate is 15% for individuals with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is capital gain .  The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.  If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Special rules currently apply to certain qualified dividends paid to individuals.  A dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net

43

short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  However, qualified dividend income does not include any dividends received from tax exempt corporations.  Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.  If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.  The Fund is not expected to distribute significant amounts of qualified dividends.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with dividend dates within a 365-day period.

Fund distributions from amounts other than current or accumulated earnings and profits will be treated as returns of capital for federal income tax purposes and will reduce your basis in your shares, with any distributed amount that exceeds your remaining basis constituting capital gain to you.  Fund distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s remaining earnings and profits will not be returns of capital but will be taxable dividends to shareholders.  The Fund’s capital loss carryovers, if any, from the pre-2011 taxable years will not reduce current earnings and profits even if the Fund’s current year distribution requirement is offset by such carryovers.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund a

44

capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from REITs, real estate mortgage investments conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributes as “excess inclusion income”.  To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

As discussed above, a portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at long-term capital gain rates (described above). A distribution is treated as qualified dividend income to the extent that the Fund receives divided income from taxable domestic corporations provided that holding period and other requirements are met.  To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The timing and character of payments made pursuant to the Master Agreement is not free from doubt.  In addition, interpretative guidance and/or changes in law could affect the timing and character of payments made pursuant to the Master Agreement.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the shareholder’s adjusted tax basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss.  In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15% for individual shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any

45

income above those amounts that is capital gain, if such shares were held for more than one year.  In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year.  To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year.  A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. For sales charges incurred in taxable years beginning after December 22, 2010, this rule would only apply if the new shares acquired without a sales charge or at a reduced sales charge, were acquired prior to February 1st of the calendar year following the initial payment of the sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge.  The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss.  These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short

46

sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.  In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments.   A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).  The tax treatment of many types of credit default swaps is uncertain.

The Code includes special rules applicable to the listed futures contracts that a Fund may purchase or sell.  Such options and contracts are classified as Section 1256 contracts under the Code.  The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”).  Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”).

Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A portion of the Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property.  A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code.  The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains.  The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain

47

other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock).  A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

A Fund may be required to backup withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For non-U.S. shareholders of a Fund, a distribution attributable to the Fund’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Fund’s assets

48

are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.  In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of the Fund’s assets are invested in REITs and other U.S. real property holding corporations.

Disposition of a Fund’s shares by foreign shareholders on or before December 31, 2013, (or later date if extended by U.S. Congress) will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition.

For taxable years beginning before January 1, 2014, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

49

In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards if any may be subject to limitation.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.  In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in the Fund.  Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Fund may be purchased by various types of qualified retirement plans.  The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Individual 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements.  The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001.  The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g).  In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

50

Traditional Individual Retirement Accounts

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan.  Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee.  Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997.  Generally under Section 408A of the Code, in 2012 unmarried individuals with adjusted gross income of up to $112,000, and married couples who file a joint return and have joint adjusted gross income of up to $178,000, may contribute the maximum permitted amount to a Roth IRA.  The maximum allowed contribution phases out above such amounts.  Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Educational Savings Accounts

Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married couples

51

who file a joint return and have joint adjusted gross income between $190,000 and $220,000. Contributions are not tax-deductible, but distributions are tax-free if used for qualified educational expenses.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Five series of shares of the Trust have been authorized pursuant to the Declaration of Trust, one of which is currently offered to shareholders through this SAI:  2020 High Watermark Fund.  The Fund has three classes designated as Class A, Class C and Class I shares.  In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances.  Each class of shares of the Trust represents the interests of the shareholders of that series in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held.  The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders.  In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.  There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.  Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable.  Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust.  In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.  All series of shares will vote with respect to certain matters, such as election of Trustees.  When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.  The Trust shall continue, without limitation of

52

time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.

The following is the offering price calculation for each Class of shares of the Fund, based on the value of each Fund’s net assets and number of shares outstanding on October 31, 2012.

2020 High Watermark Fund
Net Assets	$16,415,461
Number of Shares Outstanding	1,646,808
Net Asset Value Per Share and Offering Price (net assets divided by number of shares)	$9.97
Sales Charge	—
Offering Price	$9.97

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds.  Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.  SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, 1201 Louisiana, Suite 2900, Houston, TX 77002—5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

53

Legal Counsel

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this SAI by reference to its 2012 Annual Report to Shareholders.  You may request a copy by calling (800) 858-8850.

54

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa                          Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa                              Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A                                    Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa                          Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba                                Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B                                      Obligations rated B are considered speculative and are subject to high credit risk.

Caa                          Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca                                Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C                                      Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.  Moody’s employs the following designations to

A-1

indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-2

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor  to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

A-3

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

A-4

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-5

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-6

SUNAMERICA SPECIALTY SERIES

SUNAMERICA ALTERNATIVE STRATEGIES FUND
(CLASS A, C & W SHARES)

Statement of Additional Information

dated February 28, 2013

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Specialty Series (the “Trust”) is a mutual fund consisting of five series, one of which is currently offered to shareholders through this Statement of Additional Information (“SAI”):  SunAmerica Alternative Strategies Fund (the “Fund”).

This SAI is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated February 28, 2013 (the “Prospectus”).  The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus.  The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus.  Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.  You may request a copy of the Fund’s annual and semi-annual reports, when available, at no charge by calling (800) 858-8850.

Class	Ticker Symbols
Class A Shares	SUNAX
Class C Shares	SUNCX
Class W Shares	SUNWX

i

ii

THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003.  The Trust consists of five series, one of which is currently offered to shareholders through this SAI:  SunAmerica Alternative Strategies Fund (the “Fund”).  On June 3, 2008, the Board of Trustees of the Trust (the “Board”) authorized the offering of Class A, Class C and Class W shares for the Fund.  Effective February 26, 2010, the name of the Trust was changed from “AIG Series Trust” to “SunAmerica Specialty Series”.

The Fund is diversified within the meaning of the 1940 Act.  SunAmerica Asset Management Corp. (“SunAmerica”) serves as investment manager for the Fund.  As described in the Prospectus, SunAmerica has retained Pelagos Capital Management, LLC (“Adviser” or “Pelagos”) to provide advisory services to the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment goal and policies of the Fund are described in the Prospectus.  Certain types of securities in which the Fund may invest and certain investment practices the Fund may employ, which are described in the Prospectus, are discussed more fully below.  The Fund’s investment goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

The Fund may pursue its investment objective directly or by investing in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is advised by Pelagos and managed by SunAmerica, and has the same investment objective as the Fund.  With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swaps and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Fund due to federal tax requirements relating to qualifying income, as discussed below under “Dividends, Distributions and Taxes.”  The Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund.  By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.  The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.  See below “Investment Objective and Policies—Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the Fund’s Subsidiary.  The Fund may invest up to 25% of its assets in the Subsidiary.  There can be no assurance that the investment objective of the Subsidiary will be achieved.

Unless otherwise specified, the Fund may invest in the following securities.  The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Commodity-Linked Derivatives.  The Fund will seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities.  Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.  In choosing investments, the Adviser will seek to provide exposure to various commodities and commodity sectors.  The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.  As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates.  Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase.  Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities.  Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.  Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities.  Over the long term, the returns of the Fund are expected to exhibit low or negative correlation with stocks and bonds.

The Adviser generally intends to invest in commodity-linked derivatives whose returns are linked to broad-based commodity indexes (such as the S&P GSCI Commodity Index (“S&P GSCI”)).  However, the Fund is not an index fund and the Adviser may make allocations that differ from the weightings in indexes such as the S&P GSCI.

The Fund will enter into commodity-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings.  In the event a counterparty’s rating falls below investment grade, the Adviser in its discretion will determine whether to dispose of such security.

Hedge Fund-Linked Derivatives.   Hedge fund-linked derivatives are derivative instruments (structured as swaps, options, warrants, notes or other privately negotiated instruments), the value of which are primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.  The Fund can to gain exposure to a broad range of hedge fund strategies represented by investable broad-based hedge fund indexes (such as the HFRX Equal Weighted Strategies Index (“HFRXEW Index”).  The Fund will obtain exposure to these hedge fund strategies through investments in hedge fund-linked derivatives linked to the performance of various hedge fund strategies, managers or benchmarks underlying, for example, the HFRXEW Index (the “HFRXEW Strategies”).

Hedge fund-linked derivatives may be subject to various risks generally associated with derivatives, including liquidity risk, volatility, market risk and other risks described below.  In addition, to the extent that the returns payable to the Fund from a hedge fund-linked derivative are linked to the investment returns of a particular underlying hedge fund strategy, such investment may also involve risks typically associated with direct investments in such hedge fund strategy.  These include the risk that a concentrated exposure to a particular hedge fund strategy could subject the Fund to adverse market conditions, increased competition affecting those strategies, and legislative or regulatory changes affecting those strategies.  HFRXEW Strategies, for example, comprise multiple hedge fund managers employing multiple investment strategies.  As a result, it is possible that certain hedge fund managers may, at the same time, hold long and short positions in the same or related securities.  Such positions would create additional cost without the likelihood of resulting in additional positive returns for the Fund.  In addition, the failure of a particular hedge fund strategy to which the Fund is exposed may cause it to suffer losses.  Strategy-specific losses may result from excessive concentration by a particular underlying hedge fund manager in a particular investment, as well as from broad events that adversely affect particular strategies (e.g., illiquidity within a given market).  However, the Fund will attempt to minimize any strategy-specific losses by seeking a broad-based overall hedge fund exposure diversified across a spectrum of hedge fund strategies and managers.

Moreover, the sponsor of a hedge fund index may at any time modify the calculation or construction of the index, or may altogether discontinue or suspend its calculation and/or publication.  No index sponsor has any obligation or responsibility to the Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the Fund of any such modification, discontinuance or suspension.  The Fund is dependent upon certain services provided by the index sponsors, which include the furnishing of information regarding the composition of the indexes, and hedge fund managers underlying the indexes and the daily valuation of such hedge fund accounts.

When the Fund invests in hedge fund-linked derivatives, it is also assuming a credit risk with regard to parties with which it trades and therefore bears the risk of settlement default.  This risk may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.

The returns of hedge fund-linked derivatives typically will relate to the index chosen by the Adviser.  Hedge fund-linked derivatives normally will have economic leverage inherent in their terms.  For example, a swap could be designed so that the movement in the basket of securities underlying the swap would result in a gain or loss experienced by the Fund at a ratio approximating three to one of the movement of the underlying basket of securities or some other ratio selected by the Adviser.

The Fund will enter into hedge fund-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings.  In the event a counterparty’s rating falls below investment grade, the Adviser in its discretion will determine whether to dispose of such security.

Hedge Fund Strategies.  The various hedge fund strategies to which the Fund may have indirect exposure (via derivatives linked to hedge fund indexes) include convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.  The Fund’s exposure to these strategies is subject to change based on the construction of the index to which a derivative is linked.

Convertible Arbitrage.  Convertible arbitrage involves taking long positions in convertible securities and hedging those positions by selling short the underlying common stock. A hedge fund manager will, in an effort to capitalize on relative pricing inefficiencies, typically purchase long positions in convertible securities (generally convertible bonds, convertible preferred stock or warrants), and hedge a portion of the equity risk by selling short the underlying common stock.  Timing may be linked to a specific event relative to the underlying company, or a belief that a relative mispricing exists between the corresponding securities.

Distressed Securities.  Distressed securities managers invest in, and may sell short, include the securities of companies encountering significant financial or business difficulties, including companies which (i) may be engaged in debt restructuring or other capital transactions of a similar nature outside the jurisdiction of federal bankruptcy law, (ii) are subject to the provisions of federal bankruptcy law or (iii) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems.

Equity Hedge.  Equity hedge, also known as long/short equity, combines core long holdings of equities with short sales of stock or stock index options.  Equity hedge portfolios may be anywhere from net long to net short depending on market conditions.  Equity hedge managers generally increase net long exposure in bull markets, and decrease net long exposure or even are net short in a bear market.  Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline.  Stock index put options are also often used as a hedge against market risk.  Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.

Equity Market Neutral.  Equity market neutral strategies strive to generate returns in both up and down markets by selecting positions with a total net exposure of zero.  Equity market neutral managers will hold a large number of long equity positions and an equal, or close to equal, dollar amount of offsetting short positions for a total net exposure close to zero.  A zero net exposure is referred to as “dollar neutrality” and is a common characteristic of all equity market neutral managers.  By taking long and short positions in equal amounts, the equity market neutral manager seeks to neutralize the effect that a systematic change will have on values of the stock market as a whole.

Event-Driven.  Event-driven investment strategies or “corporate life cycle investing” involves investments in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate transactions.  Event-driven trading involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it.  The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes.  As such, event-driven trading embraces merger arbitrage, distressed securities, value-with-a-catalyst, and special situations investing.

Macro.  Macro strategies attempt to identify extreme price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets.  To identify extreme price valuations, managers generally employ a top-down global approach that concentrates on forecasting how global macroeconomic and political events affect the valuations of financial instruments.  These approaches may be systematic trend following models, or discretionary.  The strategy has a broad investment mandate, with the ability to hold positions in practically any market with any instrument.  The success of this strategy depends upon the managers correctly anticipating price movements in global markets and having the flexibility to use any suitable investment approach to take advantage of extreme price valuations.

Merger Arbitrage.  Merger arbitrage, also known as risk arbitrage, involves investing in securities of companies that are the subject of some form of extraordinary corporate transaction, including acquisition or merger proposals, exchange offers, cash tender offers and leveraged buy-outs.  These transactions will generally involve the exchange of securities for cash, other securities or a combination of cash and other securities.  Typically, a manager purchases the stock of a company being acquired or merging with another company, and sells short the stock of the acquiring company.  The success of this strategy usually is dependent upon the proposed merger, tender offer or exchange offer being consummated.

Relative Value Arbitrage.  Relative value arbitrage is a multiple investment strategy approach.  The overall emphasis is on making “spread trades” which derive returns from the relationship between two related securities rather than from the direction of the market.  Generally, managers will take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted.  Profits are derived when the skewed relationship between the securities returns to normal.  Relative value strategies may include forms of fixed income arbitrage, including mortgage-backed arbitrage, merger arbitrage, convertible arbitrage, statistical arbitrage, pairs trading, options and warrants trading, capital structure arbitrage, index rebalancing arbitrage and structured discount convertibles arbitrage.

Information Concerning Commodity-Linked Notes and Hedge Fund-Linked Notes (collectively, the “Notes”).  The value of a commodity-linked note is primarily linked to the price movements of physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.  The value of a hedge fund-linked note is primarily linked to the value of a hedge fund index (such as the HFRXEW Index).

The Notes in which the Fund invests are typically issued by a bank, other financial institution or with respect to commodity-linked notes, a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund’s investment needs.

A typical Note may have the following characteristics:

•                  Issuer: A bank, other financial institution or commodity producer with respect to commodity-linked notes.

•                  Maturity: Commodity-Linked Notes (12-18 months); Hedge Fund Linked Notes (36-60 months).

•                  Purchase Price:  The Fund purchases a Note at a specified face value, for example $100 or $1,000.

•                  Payment Characteristics:  The Fund receives an interest payment at a fixed coupon rate determined at the time of purchase.  With respect to commodity-linked notes, the Fund also receives a payment at maturity that is based on the price movement of the underlying commodity, for example heating oil, or a commodity index, (e.g., the S&P GSCI).  This payment will typically be an amount that is a multiple of the price increase or decrease of the underlying commodity or commodity index.  With respect to hedge fund-linked notes, the Fund receives a payment at maturity that is based on the performance of the underlying hedge funds.

This payment will typically be an amount that is a multiple of the price increase or decrease of the underlying hedge-fund index.

•                  “Put” and Automatic Redemption Features:  The Fund typically has the right to “put” (or sell) a commodity-linked note to the issuer at any time, at a price based on the commodity-linked note’s face value as adjusted to reflect the price movement of the underlying commodity, commodity futures or option contract, commodity index, or other economic variable.  The Fund typically has the right to “put” (or sell) a hedge fund-linked note to the issuer at any time, at a price based on the hedge fund-linked note’s face value as adjusted to reflect the price movement of the underlying hedge funds.  A typical Note also provides that the issuer will automatically repurchase the Note from the Fund if the value of the Note decreases to a specified level, which would occur if the price of the underlying commodity, commodity futures or option contract, commodity index or hedge fund index, which ever the case may be, reached a level specified under the terms of the Note.

The Fund can negotiate with the issuer to modify any of the typical characteristics described above.  For example, the Fund can negotiate to extend or shorten the maturity of a Note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate.

“Swap” Derivative Transactions.  The Fund may enter into interest rate, securities index (including hedge fund indexes), commodity, or security and currency swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread.  The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular foreign currency, or a “basket” of securities representing a particular index.  Swap agreements may also include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange.  Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.”  Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amounts themselves.  The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indexes, or rates covered by the swap agreement.  Swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that are rated investment grade and that the Adviser reasonably believes are capable of performing under the swap agreements.  If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.  Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 (the “Code”) may limit the Fund’s ability to use swap agreements.  The swaps market is largely unregulated.

The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Commodity Futures.  The Fund may trade in commodity futures (and related options).  Commodities refers to real assets such as energy, agriculture, livestock, industrial metals, and precious metals as well as intangibles such as indexes, financial instruments and other interests.  A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed upon when the contract is made.  The buyer of the futures contract is not entitled to ownership of the underlying commodity until expiration of the contract.  In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, standardization of expiration dates, contract sizes and other contract terms, and the availability of a liquid market.  As discussed above, futures markets specify the terms and conditions of delivery and may specify the maximum permissible price movement during a trading session.  Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds.  To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time for speculative purposes.  These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.  The futures clearinghouse marks every futures contract to market at the end of each trading day and requires that all losses and gains be paid out on a daily basis.  This process of marking-to-market is designed to prevent losses from accumulating in any futures account.  Therefore, if the Fund’s futures positions have declined in value, the Fund will be required to post additional margin to cover this decline.  Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

As in the financial futures markets, there are hedgers and speculators in the commodity futures markets.  However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying physical commodity.  These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”).  To the extent that these storage costs change for an underlying commodity while the Fund holds long futures positions on that commodity, the value of the futures contract may change proportionately.

Hybrid Instruments (Indexed/Structured Securities).  “Hybrid Instruments,” including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument.  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or physical commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indexes and securities indexes (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate were lower than a specified level, and payoffs of less than par if rates were above the specified level.  Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements.  In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.  Reference is also made to the discussion of futures and options herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).  The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  Under certain conditions, the redemption (or sale) value of such an investment could be zero.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor.  Hybrid Instruments also may not be subject to regulation by the Commodity Futures Trading Commission (“CFTC”) (which generally regulates the trading of commodity futures by U.S. persons), the Securities and Exchange Commission (“SEC”) (which regulates the offer and sale of securities by and to U.S. persons) or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund.

Options

Options on Securities.  The Fund may write and purchase call and put options (including yield curve options) on any securities in which the Fund may invest.

When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period.  The Fund has retained the risk of loss, which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.”  A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased.  A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received.  Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income.  If the Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  Writing a call option entails the Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium.  A written call is covered to the extent that the Fund owns the securities subject to the option.  The premium the Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price.  However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price.  If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss, equal to the sum of the exercise price and any transaction costs incurred received minus the sum of the sale price of the underlying investment and the premium.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put.  Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund.  The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.  Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put.  The put may, however, be sold prior to expiration (whether or not at a profit.)

Buying a put on an investment the Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price.  The resale price of the put will vary inversely with the price of the underlying investment.  If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date.  In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities.  The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.  As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold.  Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies.  The Fund may write and purchase puts and calls on foreign currencies.  A call written on a foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio.  A put option is “covered” if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option.  A call written by the Fund on a foreign currency is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate.  In such circumstances, the Fund collateralizes the option by maintaining with the Fund’s custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.  As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received.  The Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities Indexes.  As noted under “Hedging Strategies,” the Fund may write and purchase call and put options on securities indexes.  Puts and calls on broadly-based securities indexes are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures.  When the

Fund buys a call on a securities index, it pays a premium.  During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call.  That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference.  When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put.  That cash payment is determined by the multiplier, in the same manner as described above as pertaining to calls.

Futures Contracts and Options on Futures

Futures.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”).  The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name.  As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund’s current or intended investments in fixed income securities.  For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts.  Such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio.  However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.  If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices.  Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized.  At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices.  For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the futures position.  When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.  As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

As noted above, the Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates.  Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant.  The Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar.  In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies.  When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures.  As noted above, the Fund may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures.”)

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund’s portfolio.  If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.  If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

The Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract.  For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling a futures contract, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option.  If the market decline does not occur, the Fund will suffer a loss equal to the price of the put.  Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase calls on futures, rather than purchasing the underlying futures contract.  If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.

However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Additional Information About Options.  The Fund’s custodian, or a securities depositary acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction.  OCC will release the securities on the expiration of the option or upon the Fund’s entering into a closing transaction.

The Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The Fund’s option activities may affect its turnover rate and brokerage commissions.  The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover.  Although such exercise is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.  The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call.  Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments.  Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage.  The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty.  In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.  It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option.  As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.  The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser.  In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Limitations on entering into Futures Contracts.  The Fund has an operating policy which provides that it will not enter into futures contracts or write put or call options with respect to futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements.  The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund.  The Fund bases its asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.  Generally, these require that the Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis.  With respect to futures contracts that are not contractually required to “cash-settle,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value.  With respect to futures contracts that are contractually required to “cash-settle,” however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

Hedging Strategies.  The Fund may also use interest rate futures contracts, stock and bond index futures contracts, commodity futures and futures contracts on U.S. Government Securities (together, “futures”); call and put options on equity and debt securities, futures, stock and bond indexes and foreign currencies (all the foregoing referred to as “Hedging Instruments”).  The Fund may use Hedging Instruments for temporary defensive purposes or for income enhancement.  Puts and calls on securities, interest rate futures or stock and bond index futures or options on such futures purchased or sold by the Fund will normally be listed on a national securities or futures exchange or on U.S. over-the-counter markets.  However, the Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed income securities.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

To the extent authorized to do so, the Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

The Fund may use spread transactions for any lawful purpose consistent with the Fund’s investment objective.  The Fund may purchase covered spread options from securities dealers.  Such covered spread options are not currently exchange-listed or exchange-traded.  The purchase of a spread option gives the Fund the right to put (sell) a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark.  The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs.  In addition, there is no assurance that closing transactions will be available.  The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

The Fund’s strategy of hedging with futures and options on futures will be incidental to its activities in the underlying cash market.  When hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could: (i) sell futures; (ii) purchase puts on such futures or securities; or (iii) write calls on securities held by it or on futures.  When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, and the Fund could: (i) purchase futures, or (ii) purchase calls on such futures or on securities.  When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund could: (i) purchase puts on that foreign currency and on foreign currency futures; or (ii) write calls on that currency or on such futures. Additional information about the Hedging Instruments the Funds may use is provided below.

Possible Risk Factors in Hedging

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Adviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used.

In addition to the risks discussed above, there is also a risk in using short hedging by selling futures to attempt to protect against decline in value of the Fund’s portfolio securities (due to an increase in interest rates) that the prices of such futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities.  The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets.  First, all participants in the futures markets are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying futures and/or calls on such futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

Regulatory Aspects of Derivatives and Hedging Instruments. Transactions in options by the Fund are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers.  Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser.  Position limits also apply to futures and economically equivalent derivatives contracts.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.  Due to requirements under the 1940 Act, when the Fund purchases or sells a future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.

Other Derivatives Strategies.  In the future, the Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with the Fund’s investment objective and legally permissible.

Use of Segregated and Other Special Accounts.  Many derivative transactions, in addition to other requirements, require that the Fund earmark or segregate cash and/or liquid securities to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by the Fund to pay the value of or deliver commodities, securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate.

OTC options entered into by the Fund, including those on commodities, securities, financial instruments or indexes, will generally provide for cash settlement.  As a result, when the Fund writes these options it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  OTC and exchange listed options sold by the Fund other than those listed above generally settle with physical delivery, and the Fund will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract, the Fund must deposit initial margin and any daily variation margin, in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or deliver commodities, securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

With respect to swaps, the Fund will accrue the net mark-to-market amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess.  Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligations in related options and derivative transactions.

Illiquid and Restricted Securities.  No more than 15% of the value of the Fund’s net assets, determined as of the date of purchase, may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.  Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale.  Adverse market conditions could impede a public offering of such securities.  When purchasing unregistered securities, the Fund will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board or Adviser, pursuant to guidelines established by the Board, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction.  This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities.  In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument.  The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees.  In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).  Subject to the applicable limitation on illiquid securities investments, the Fund may acquire securities issued by the United States government (“U.S. government”), its agencies or instrumentalities, in a private placement.

Commercial paper issues in which the Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction.  Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.  Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above.  The Fund’s 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees.  The Trustees have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid.  The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Fixed Income Securities.  The Fund may invest in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate.  Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future.  Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation.  Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates.  The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted.  Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount.  The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates—when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise.  The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations.  Long-term instruments are generally more sensitive to these changes than short-term instruments.  The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The fixed income securities in which the Fund invests will primarily be investment grade; however, the Fund may invest in fixed income securities rated below investment grade.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s Rating Service (“S&P”) (AAA, AA, A or BBB, including the + or — designations) or by Moody’s Investors Service (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser to be of comparable quality.  The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  As a consequence of the foregoing, the opportunities for income and gain may be limited.  The Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and the Adviser in its discretion will determine whether to dispose of such security.

Risks of Investing in Lower Rated Bonds

Fixed income securities in which the Fund may invest include those in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody’s or BB or lower by S&P’s (and comparable unrated securities) (commonly known as “junk bonds”).  For a description of these and other rating categories, see the Appendix.  No minimum rating standard is required for a purchase by the Fund.

Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities.  High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies.  It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

High yield bonds, like other bonds, may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors.  Conversely, a high yield bond’s value will decrease in a rising interest rate market.

There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds.  Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales.  As a result, the Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired.  Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

Ratings assigned by Moody’s and S&P’s to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds.  However, such ratings do not assess the risk of a decline in the market value of those bonds.  In addition, ratings may fail to reflect recent events in a timely manner and are subject to change.  If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio.  Investment in high yield bonds may make achievement of the Fund’s objective more dependent on the Adviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions.  In addition, yields on such bonds will fluctuate over time.  An economic downturn could severely disrupt the market for high yield bonds.  In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds.  For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates.  Upon a default, bondholders may incur additional expenses in seeking recovery.

As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities.  This volatility may result in an increased number of redemptions from time to time.  High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds

Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”).  Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value.  PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.  Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest.  The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund’s distribution obligations.

U.S. Government Securities.  The Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance.  The Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government.  These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government.  All of the foregoing are referred to collectively as “U.S. government securities.”  Securities issued or guaranteed by agencies or instrumentalities are supported by:  (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer.  No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law.  In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

The Fund may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield.  For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value.  In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes).  However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s net asset value will be affected by those fluctuations.

Zero-Coupon Securities Issued by the U.S. Treasury.  The Fund may invest in zero-coupon securities issued by the U.S. Treasury.  Zero-coupon U.S. government securities are:  (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.  Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond.  Since there are no periodic interest payments to reinvest, there is no reinvestment risk.  The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold.  Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  Because the Fund accrues taxable income from these securities without receiving cash, the Fund may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.  The Fund might also sell securities to maintain liquidity.

Zero-Coupon Bonds Issued by GNMA, FNMA and FHLMC.  In addition, the Fund may invest in zero-coupon bonds issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Association

(“FHLMC”), and other government sponsored entities, provided that the securities are rated AAA by S&P and Aaa by Moody’s at the time of purchase.

Coupon Bearing U.S. Government Securities.  The Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.  For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government.  They are of the highest possible credit quality.  These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS.  In addition to the U.S. government securities discussed above, the Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury.  STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities.  The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).  Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

Treasury Inflation-Protected Securities.  The Fund may invest in U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.  Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS.  In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS.  If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond.  If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure.  There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time.  As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

To the extent that the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year.  If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives.  Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Money Market Instruments.  The following is a brief description of the types of U.S. dollar denominated money market securities in which the Fund can invest.  Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities.  They must be rated in the highest rating categories by Moody’s or S&P, or other rating organizations whose ratings are described in the Appendix.  They may have fixed, variable or floating interest rates.  The Fund may invest in the following money market instruments:

U.S. Government Securities.  These include obligations issued or guaranteed by the U.S.  government or any of its agencies or instrumentalities, as described above.

Bank Obligations.  The Fund can buy time deposits, certificates of deposit and bankers’ acceptances.  They must be obligations issued or guaranteed by a domestic bank  (including  a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion.  “Banks” include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Fund will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Commercial Paper.  The Fund can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody’s or other rating organizations.  If the paper is not rated, it may be purchased if the Adviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation.  The Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality.  This includes commercial paper that is rated in the two highest categories by S&P and by Moody’s.

The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

Equity Securities.  Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.  As part of its hedge fund index replication strategy, the Fund may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder.  Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Foreign Securities.  Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.  The Fund is authorized to invest without limitation in foreign securities.  The Fund may purchase securities issued by issuers in any country provided that the Fund may not invest more than 25% of its total assets in the securities issued by entities domiciled in any one foreign country.

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositaries.  Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR.  The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities.  The Fund may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties.  The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days.  The Fund may also execute trades on the U.S. markets using existing ADRs.  A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer.  Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  For purposes of the Fund’s investment policies, the Fund’s investments in these types of securities will be deemed to be investments in the underlying securities.  Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security.  EDRs, in bearer form, are designed for use in the European securities markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.  An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.  Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.  The Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations.  Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.  The Fund’s investments in emerging market countries will not exceed 10% of the Fund’s net assets.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency.  Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Fund’s non-dollar securities in terms of U.S. dollars.  A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities.  Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of the Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities.  The inability to dispose of Fund securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

Eurodollar Instruments.  To the extent authorized to do so, the Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to LIBOR although foreign currency denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR to which many interest rate swaps and fixed income instruments are linked.

Foreign Sovereign Debt Securities.  Investing in foreign sovereign debt securities may expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries.  The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.  If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The Fund’s investments in foreign sovereign debt securities may be in securities that are investment grade or below investment grade.

Investment Company Securities.  The Fund may invest in the securities of other investment companies subject to the limitations imposed by the 1940 Act, although it is the Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. The Fund may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, the Fund’s purchase of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. The Fund will not invest in other investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.”

The Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets.  The Fund may invest also in foreign investment companies that invest in such markets.  Some of the countries in which the Fund invests may not permit direct investment by foreign investors such as the Fund.  Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies.  In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

The Fund may invest in passive foreign investment companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income.  Passive income includes dividends, interest, royalties, rents and annuities.  To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences (see discussion below under the title “Dividends, Distributions and Taxes”).

Short-Term and Temporary Defensive Instruments.  In addition to its primary investments, the Fund, except as described below, may invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments: (a) for liquidity purposes (to meet redemptions and expenses); or (b) to generate a return on idle cash held in the Fund’s portfolio during periods when the Adviser is unable to locate favorable investment opportunities.  For temporary defensive purposes, the Fund may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality).

Short-Term Taxable Securities.  “Short-Term Taxable Securities” mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody’s or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime-2 or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least “A” by either of such rating services; certificates of deposit and bankers’ acceptances of banks having assets in excess of $2 billion.

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages.  The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities.  However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates.  These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans.  Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates.  Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations.  Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest.  Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.  The occurrence of prepayments is affected by a wide range of economic, demographic and social factors.  Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools.  The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline.  When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities.  The reinvestment of scheduled principal payments and unscheduled prepayments that the Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund.  Monthly interest payments received by the Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually.  Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates.  Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount.

The value of FNMA’s and FHLMC’s securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas FNMA and FHLMC could buy, and until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates.  GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages.  GNMA Certificates that the Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veterans Administration (“VA”).  The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S.  The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.  As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer.  The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates.  First, GNMA Certificates may trade in the secondary market at a premium or discount.  Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned.  Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it.  For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”).  PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.  The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages.  However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments.  The expected average life of these securities is approximately ten years.  The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates.  The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”).  FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool.  FNMA guarantees timely payment of interest and principal on FNMA Certificates.  The FNMA guarantee is not backed by the full faith and credit of the U.S. government.  However, FNMA guarantees timely payment of interest on FNMA Certificates and on the full return of principal.

Collateralized Mortgage Obligations.  Another type of mortgage-backed security in which the Fund may invest is a collateralized mortgage obligation (“CMO”).  CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer).  Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages.  Payments with respect to the underlying mortgages generally are made to the trustee under the indenture.  Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.  CMOs often are issued in two or more classes with varying maturities and stated rates of interest.  Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence.  Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid.  In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.  Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act.  The Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 5% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief.  In reliance on SEC staff interpretations, the Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

Stripped Mortgage-Backed Securities. The Fund may also invest in stripped mortgage-backed securities.  Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which the Fund invests.  A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class).  The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund’s yield.  While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s net asset value per share.  Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to the Fund’s limitation on investments in illiquid securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities.  In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Warrants and Rights.  The Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years).  Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock.  The prices of warrants do not necessarily move with the prices of the underlying securities.  If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof.

Investment in warrants is a speculative activity.  Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.  Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Short Sales.  The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales).  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  Until the Fund replaces a borrowed security, the Fund, on a daily basis, will segregate and maintain cash or liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in a security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

The Fund may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

The Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 5% of its net assets would be subject to such short sales.  The Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

Real Estate Investment Trusts (“REITs”).  The Fund may invest in REITs.  REITs are trusts that invest primarily in commercial real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Diversification.  The Fund is classified as “diversified” for purposes of the 1940 Act.  The Fund intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Code. To qualify as a regulated investment company under the Code, the Fund must, among other things, diversify its holdings (see discussion below under the title “Dividends, Distributions and Taxes”).

Borrowing.  As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  While the Board does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund’s volatility and the risk of loss in a declining market.  Borrowing by the Fund will involve special risk considerations.  Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Portfolio Turnover.  The Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objective.  Portfolio turnover generally involves some expense to the Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders.  The Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year.

Interfund Borrowing and Lending Program.  The Trust has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate.  The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies (for instance, money market funds would normally participate only as lenders).  Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days.  Loans may be called on one business day’s notice.  The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.  Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.  The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Loans of Portfolio Securities.  While the Fund is permitted to engage in securities lending, the Fund has not currently implemented a securities lending program. In the event a Fund determines to enter into a securities lending program at a future time, the Fund will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by the Fund would also be subject to the approval and oversight of the Board.

Future Developments.  The Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws.  The Fund’s Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

Investments in the Wholly-Owned Subsidiary.  Investments in the Subsidiary are expected to provide the Fund with exposure to the commodities markets and hedge funds within the limitations of Subchapter M of the Code and recent IRS rulings, as discussed below under “Dividends, Distributions and Taxes.”  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.  Because the Fund will wholly own and control the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and advised by Pelagos, it is unlikely that the Subsidiary will take actions contrary to the interests of Fund and its shareholders.

It is expected that the Subsidiary will invest primarily in commodity-linked and hedge fund-linked derivatives, including swaps, structured notes, options, futures and options on futures.  The Fund has received a private letter ruling from the IRS specifically concluding that income from certain commodity-linked notes is qualifying income and that income derived from the Fund’s investment in the Subsidiary will also constitute qualifying income to the Fund.  The Subsidiary may also invest in U.S. Government securities and other fixed income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivatives and other securities, which are discussed elsewhere in the Prospectus and this SAI.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations.  The Fund intends to rely on a private letter ruling from the IRS with respect to its investment in the Subsidiary.  However, there can be no assurance that the IRS will issue such a ruling.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.  For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT RESTRICTIONS

The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.  A “majority of the outstanding voting securities” of the Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.  Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, the Fund may not:

1.                                      issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                                      concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                      act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

4.                                      purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

5.                                      make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional restrictions are not fundamental policies and may be changed by the Board without a shareholder vote.  The Fund may not:

1.                                      purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make initial and variation margin payments in connection with futures and options transactions;

2.                                      make investments for the purpose of exercising control or management; and

3.                                      invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States.  Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex.  Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.  Trustees who are not deemed to be “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act are referred to as “Disinterested Trustees.”  Trustees who are deemed to be “interested persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act are referred to as “Interested Trustees.”

DISINTERESTED TRUSTEES

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)

Dr. Judith L. Craven Age: 67	Trustee	2004 to Present	Retired	78	Director, Belo Corp. (1992 to Present); Director, Sysco Corp. (1996 to Present); Director, Luby’s, Inc. (1998 to Present).

William F. Devin Age: 74	Trustee	2004 to Present	Retired	78	Director, Boston Options Exchange (2001 to 2010).

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee(3)

Richard W. Grant Age: 67	Trustee	2011 to Present	Retired. Prior to that, attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	29	None

Stephen J. Gutman Age: 69	Trustee	2004 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to Present); Managing Member, Beau Brummell SoHo LLC (licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing, Inc. (2009 to Present).	29	None

William J. Shea Age: 64	Trustee	2004 to Present	Executive Chairman, Caliber ID, Inc. (medical devices) (2007 to Present); Managing Director, DLB Capital, LLC (private equity) (2006 to 2007).	29	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present).

INTERESTED TRUSTEE

Peter A. Harbeck(4) Age: 59	Trustee	2004 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	78	None

OFFICERS

John T. Genoy Age: 44	President	December 2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A

Donna M. Handel Age: 46	Treasurer	2004 to Present	Senior Vice President, SunAmerica (2004 to Present).	N/A	N/A

James Nichols Age: 46	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A

Gregory N. Bressler Age: 46	Chief Legal Officer and Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present	N/A	N/A

Katherine Stoner Age: 56	Chief Compliance Officer	2011 to Present

Vice President, SunAmerica (May 2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to 2011) and VALIC Retirement Services Company (2010 to Present).

				N/A	Director, American General Distributors, Inc. (2006 to 2011)

Gregory R. Kingston Age: 47	Vice President and Assistant Treasurer	2004 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

Nori L. Gabert Age: 59	Vice President and Assistant Secretary	2004 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present)	N/A	N/A

(1)         Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed on pages 45-46.

(2)        The term “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser.  The “fund complex” includes the Trust (5 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund), SunAmerica Equity Funds (“SAEF”) (3 funds), SunAmerica Income Funds (“SAIF”) (4 funds), SunAmerica Series, Inc. (“SA Series”) (7 funds), Anchor Series Trust (“AST”) (8 funds), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”)  (1 fund), VALIC Company I (34 funds), VALIC Company II (15 funds), SunAmerica Series Trust (38 funds), and Season Series Trust (21 funds).

(3)         Directorships of Companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)         Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of SACS.

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees (the “Board”).  The Trust, on behalf of the Funds, has engaged SunAmerica and for certain Funds, has engaged a subadviser(s), to manage the Funds on a day-to day basis.  The Board is responsible for overseeing SunAmerica and the subadvisers and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies.  The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings.  The Disinterested Trustees also meet at least quarterly in executive session, at which no directors who are interested persons of the Funds are present.  The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Funds’ investment management and business affairs, and also by the Funds’ subadviser(s) and other service providers in connection with the services they provide to the Funds. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the subadviser(s) and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the  operations of the Funds.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven.  Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Trust.  She currently serves as a director or trustee with respect to 78 of the funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries.  Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin.  Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust.  He currently serves as a director or trustee with respect to 78 of the funds in the Fund Complex.  In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity.  Mr. Devin also has corporate governance experience from his prior service on the Board of Directors of the Boston Options Exchange.

Richard W. Grant.  Mr. Grant has served as a director or trustee in the Fund Complex since 2001,

and serves as Chairman of the Board of the Trust.  He currently serves as a director or trustee with respect to 29 of the funds in the Fund Complex.  Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman.  Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Trust.  He currently serves as a director or trustee of 29 of the funds in the Fund Complex.  In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea.  Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Trust.  He currently serves as a director or trustee of 29 of the funds in the Fund Complex.  In addition, he has more than 20 years of business and executive experience primarily in the financial services industry.  In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm.  Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck.  Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Trust.  He currently serves as a director or trustee of 78 of the funds in the Fund Complex.   In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of Advisor Group, Inc, since 2004.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Funds and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust.  Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of SunAmerica.

The Board has established four Committees, i.e., Audit Committee, Nominating and Compensation Committee, Ethics Committee, and Governance Committee.

Each Disinterested Trustee serves on the Trust’s Audit Committee.  The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm.  The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica.  The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Shea serving as Chairman.  Committee members each receive $2,887 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)*, AST and SASFR.  Mr. Shea receives a $5,775 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST.  The Audit Committee met five times during the fiscal year ending October 31, 2012.

The Nomination and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated by the Trustees as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings.  The Nominating Committee will consider candidates proposed by shareholders for election as Trustees.  The members of the Nominating Committee are Messrs. Devin, Grant, Gutman, and Shea, and Dr. Craven, with Mr. Gutman serving as Chairman.  Mr. Gutman receives a $1,732 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Shea and Dr. Craven each receive a $1,155 annual retainer for serving as a member of the Nominating Committees of SAMF, AST and SASFR. Messrs. Devin, Grant, Shea and Dr. Craven each receive $577 per scheduled meeting ($289 for telephonic meetings) and Mr. Gutman, as Chairman, receives $693 per meeting ($346 per telephonic meeting).  The Nominating Committee met one time during the fiscal year ended October 31, 2012.

The Ethics Committee is responsible for applying the Code of Ethics applicable to a Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation.  The Ethics Committee will inform the Board of violations or waivers to the Trust’s Code of Ethics, as appropriate.  The members of the Ethics Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman.  Dr. Craven receives a $1,732 annual retainer for serving as Chairman of the Ethics Committees of SAMF and SASFR and Messrs. Devin, Grant, Gutman and Shea each receive a $1,155 annual retainer for serving on the Ethics Committee of SAMF, AST and SASFR.  Messrs. Devin, Grant, Gutman and Shea receive $577 per scheduled meeting ($289 for telephonic meeting) and Dr. Craven, as Chairman, receives $693 per meeting ($346 per telephonic meeting). The Ethics Committee met one time during the fiscal year ended October 31, 2012.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board.  The members of the Governance Committee are Messrs. Grant, Gutman, Devin and Shea, and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,732 annual retainer for serving as Chairman of the Governance Committees of SAMF and SASFR and Messrs. Grant, Gutman and Shea, and Dr. Craven each receive a $1,155 annual retainer for serving on the Governance Committees of SAMF, AST (Messrs. Gutman and Shea only) and SASFR (Messrs. Gutman and Shea only).  Messrs. Grant, Gutman and Shea, and Dr. Craven each receive $577 per scheduled meeting ($289 for telephonic meeting) and Mr. Devin, as Chairman, receives $693 per meeting ($346 per telephonic meeting).  The Governance Committee met one time during the fiscal year ended October 31, 2012.

*  SAMF consists of the Trust, SAIF, SA Series, Specialty Series and SAMMF.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2012

Disinterested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Richard W. Grant	None	None
Stephen J. Gutman	None	$0-$10,000
William J. Shea	None	None

(1)           Includes SAMF, AST, SASFR, SAST and SST.

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Peter A. Harbeck	over $100,000	over $100,000

(1)           Includes SAMF, AST, SASFR, SAST and SST.

Trustee Compensation.

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Trustees.  Specifically, each Disinterested Trustee receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $69,300 in annual compensation ($103,950 in annual compensation for the Chairman of the Board) for acting as a director or trustees of all the portfolios of SAMF.  Each Disinterested Trustee of SAMF receives an additional $5,775 per attended quarterly meeting ($8,662 for the Chairman of the Board).  Each Disinterested Trustee of SASFR receives $1,039 for each quarterly meeting attended ($1,559 for the Chairman of the Board) and $4,156 in annual compensation ($6,236 for the Chairman of the Board).  Each Disinterested Trustee of AST receives $23,100 in annual compensation for acting as a Trustee to AST ($34,650 in annual compensation for the Chairman of the Board).  Each Trustee receives from each portfolio within SAMF, SASFR and AST a pro rata portion of $2,887.50 in compensation for attendance at each Special Board Meeting ($4,331.25 for the Chairman of the Board). This per meeting fee will be allocated to each portfolio based upon such portfolio’s net assets and will also be allocated only to those portfolios that are subject to that meeting.

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees.  The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)* or has attained the age of 60 while a Disinterested Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an “Eligible Trustee”).  Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds.  An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things:  (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming Participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended October 31, 2012.  Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation

COMPENSATION TABLE

Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee(1)
Dr. Judith L. Craven (2)	$21,828	$307,047
William F. Devin (2)	$20,520	$345,047
Richard W. Grant	$30,322	$201,355
Stephen J. Gutman	$21,857	$141,447
William J. Shea	$22,376	$146,137

*  SAMF, AST and SASFR have adopted the Retirement Plan.

(1)                                 Information is as of October 31, 2012 for the investment companies that pay fees to these Trustees.  The investment companies are the SAMF, AST, SASFR, VALIC I and VALIC II.

(2)                                 Mr. Devin and Dr. Craven are also Trustees of VALIC I and VALIC II.

As of January 31, 2013, the Trustees and officers of the Fund as a group beneficially owned less than 1% of each class of the Fund’s total outstanding shares.

Principal Shareholders of Securities

The following shareholders owned, of record or beneficially, 5% or more of the indicated Fund Class’ shares outstanding as of January 31, 2013:

Class	Holder and Address	Percentage Owned

A	SunAmerica Focused Multi-Asset Strategy Fund Attn: Greg Kingston 2929 Allen Parkway Houston, TX 77019-2118	29.99%

A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	18.66%

A	UBS Financial Services, Inc. FBO UBS WM USA Washington Blvd. Floor 9 Jersey City, NJ 07310	17.69%

A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	5.81%

C	Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers Attention: Service Team 4800 Deer Lake Drive East 2nd Floor Jacksonville FL 32246-6484	24.05%

C	UBS Financial Services, Inc. FBO UBS WM USA Washington Blvd. Floor 9 Jersey City, NJ 07310	10.84%

C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	14.38%

C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	10.23%

C	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers 101 Montgomery St. San Francisco, CA 94104	6.10%

W	Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville FL 32246-6484	47.17%]

W	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	24.46

MANAGEMENT OF THE FUND

SunAmerica

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311, and acts as adviser to the Fund pursuant to the Investment Advisory and Management Agreement dated September 1, 2008 with the Trust, on behalf of the Fund.  SunAmerica also serves as adviser to the Subsidiary.  SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).  As of December 31, 2012, SunAmerica managed, advised and/or administered assets of approximately $50.2 billion.

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad.

Under the Investment Advisory and Management Agreement with respect to the Fund, SunAmerica provides various administrative services and supervises the business affairs of the Fund, subject to general review by the Trustees.

SunAmerica has retained the Adviser to manage the investment portfolio of the Fund, pursuant to a subadvisory agreement dated September 1, 2008, as amended (the”Subadvisory Agreement”).  Retention of the Adviser in no way reduces the responsibilities or obligations of SunAmerica under the Investment Advisory and Management Agreement with respect to the Fund and SunAmerica will be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

Except to the extent otherwise specified in the Investment Advisory and Management Agreement with respect to the Fund, the Fund pays, or causes to be paid, all other expenses of the Trust and the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for Sunamerica’s services to the Fund, the Fund will pay SunAmerica a management fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Investment Advisory and Management Agreement with respect to the Fund will continue in effect until August 31, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act.  The Investment Advisory and Management Agreement with respect to the Fund is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event it is “assigned” by SunAmerica (as defined in the Investment Advisers Act of 1940, as amended).

As discussed in “Investment Objective and Policies” above, the Fund may pursue its investment objective by investing in its Subsidiary.  The Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Subsidiary (the “Advisory Agreement”). In consideration of these services, the Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of the Subsidiary’s average daily net assets. SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary to SunAmerica.  This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica’s contract with the Subsidiary is in place.

The Advisory Agreement with respect to the Subsidiary will continue in effect until terminated.  The Advisory Agreement with respect to the Subsidiary is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by SunAmerica (as defined in the Investment Advisers Act of 1940, as amended); or (ii) the Investment Advisory and Management Agreement is terminated with respect to the Fund.

The following table sets forth the total advisory fees incurred by the Fund pursuant to the Investment Advisory and Management Agreement for the fiscal years ended October 31, 2012, 2011 and 2010, and the amount of advisory fees waived during this same periods.

Advisory Fees

2012	2011	2010
$4,956,895	$4,890,213	$3,769,808

Advisory Fees Waived

2012	2011	2010
$912,399	$923,039	$582,697

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below.

	Annual Total Fund Operating Expenses (as a percentage of average daily net assets)
Fund Name	Class A	Class C	Class W
SunAmerica Alternative Strategies Fund	1.72%	2.37%	1.52%

This Expense Limitation Agreement will continue indefinitely, unless terminated by the Board of Trustees, including a majority Disinterested Trustees.  For purposes of the Expense Limitation Agreement, Total Annual Fund Operating Expenses shall exclude extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. Further, any waivers or reimbursements made by SunAmerica with respect to the Fund pursuant to the Expense Limitation Agreement are subject to recoupment from the Fund within the two years after the occurrence of the waiver or reimbursement, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred.  The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but appear as footnote disclosure to the Fund’s financial statements.  At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to the Fund’s investors.  These waivers may be discontinued without notice to shareholders.

The following table sets forth the expense reimbursements made to the Fund by SunAmerica for the fiscal years ended October 31, 2012, 2011 and 2010.

Expense Reimbursements/(Recoupments)

	Class A	Class C	Class W
2012	—	$(11,523)	$(9,974)
2011	$(100,289)	$(4,288)	$(3,785)
2010	$(8,908)	$10,595	$9,303

Adviser

The Fund and the Subsidiary are advised by Pelagos Capital Management, LLC, located at One International Place, 14th Floor, Boston, MA 02110, which is responsible for investment decisions for the Fund and the Subsidiary.  The Adviser was retained by SunAmerica to manage the investment portfolio of the Fund, pursuant to the Subadvisory Agreement with respect to the Fund.  The Adviser was retained by SunAmerica to manage the investment portfolio of the Subsidiary, pursuant to the Subadvisory Agreement with respect to the Subsidiary.  The Adviser is responsible for portfolio management for the Fund and the Subsidiary, selection of broker-dealers and negotiation of commission rates.

Pursuant to the Subadvisory Agreement with respect to the Fund, SunAmerica pays to the Adviser a subadvisory fee at the annual rate of 0.40% of average daily net assets of the Fund.  Pursuant to the Subadvisory Agreement with respect to the Subsidiary, SunAmerica pays to the Adviser a subadvisory fee at the annual rate of 0.40% of average daily net assets of the Subsidiary.  Pelagos has contractually agreed to waive the subadvisory fee it receives with respect to the Fund in an amount equal to the subadvisory fee paid by SunAmerica to Pelagos with respect to the Subsidiary.  This waiver may not be terminated by Pelagos and will remain in effect for as long as Pelagos’ contract with the Subsidiary is in place.

The following table sets forth the total subadvisory fees paid by SunAmerica to Pelagos pursuant to the Subadvisory Agreement for the fiscal years ended October 31, 2012, 2011 and 2010 and the amount of subadvisory fees waived during this same period.

Subadvisory Fees

2012	2011	2010
$1,617,799	$1,586,870	$1,274,844

Subadvisory Fees Waived

2012	2011	2010
$364,948	$369,216	$233,078

INFORMATION REGARDING THE PORTFOLIO MANAGERS,

PERSONAL SECURITIES TRADING, DISTRIBUTOR AND SERVICING AGENT

Information about Pelagos Capital Management, LLC’s Portfolio Managers

The Adviser’s team of portfolio managers led by Stephen P. Burke is primarily responsible for the daily management of the Fund’s portfolio.  The other members of the Adviser’s team are John C. Pickart, CFA and Wayne D. Ryan, CAIA.  Two of the Funds’ portfolio managers, Stephen P. Burke and John C. Pickart, CFA, are members of the Adviser (the “Members”).  The Members are not compensated directly based on Fund performance or other performance measurements, but instead receive compensation (if any) based on the Adviser’s overall profitability.

Wayne D. Ryan’s compensation consists of a fixed salary, discretionary bonus, and benefits.  The bonus he may receive is not directly tied to the Funds’ performance, but instead is based on subjective factors as determined by the Members, including overall profitability of the Adviser.

Other Accounts Managed by the Portfolio Managers

The following table indicates the number of other accounts managed by the Portfolio Manager and the total assets in the accounts in each of the following categories as of October 31, 2012: Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”).  For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio	Number of Other Accounts Managed and Total Assets ($ millions except as noted)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based ($ millions except as noted)
Manager	RIC	OPI	OA	RIC	OPI	OA
Stephen P. Burke	2	0	0	0	0	0
	$130	0	0	0	0	0
John C. Pickart	2	0	0	0	0	0
	$130	0	0	0	0	0
Wayne D. Ryan	2	0	0	0	0	0
	$130	0	0	0	0	0

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of October 31, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund

Stephen P. Burke	$100,001-$500,000

John C. Pickart	$100,001-$500,000

Wayne D. Ryan	$1-$10,000

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s Portfolio Managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts.

SunAmerica, the Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for SunAmerica, the Adviser and the individuals that they employ. There is no guarantee, however, that these policies and procedures will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he manages.  If the structure of the Adviser’s advisory fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees; or performance-based management fees), the portfolio manager might he motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Pelagos Capital Management, LLC

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Other accounts managed by a portfolio manager may be managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures may be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, investments selected for funds or accounts other than the Fund may outperform the investments selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Adviser seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Adviser has adopted a code of ethics which it believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act, which restricts the personal investing by certain access persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds.  SunAmerica reports to the Board on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust (as defined in the SunAmerica Code) or SunAmerica during a quarter.  The SunAmerica Code has been filed as an exhibit to the Fund’s previous registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus.

Each Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code.  Further, Adviser reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust.  In turn, SunAmerica reports to the Board as to whether there were any violations of the SunAmerica Code by Access Persons (as defined in the SunAmerica Code) of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica , to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund.  The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.  The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers.  The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing Prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature.  However, certain promotional expenses may be borne by the Fund (see “Distribution Plans” below).

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees.  The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund.  In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor.  In addition, the terms and conditions of any given promotional incentive may differ from firm to firm.  Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors.  As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of the Fund have adopted Distribution Plans (the “Class A Plan” and the “Class C Plan,” and collectively, the “Distribution Plans”).

Under the Class A Plan, the Distributor may receive payments from the Fund at the annual rate of 0.10% of the average daily net assets of the Fund’s Class A shares.  Under the Class C Plan, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing this class of shares.  The distribution costs for which the Distributor may be reimbursed out of distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, Prospectus printing and distribution and compensation to wholesalers.  It is possible that in any given year the amount paid to the Distributor under the Class A or Class C Plan will exceed the Distributor’s distribution costs as described above.

The Distribution Plans also provide that each class of shares of the Fund may pay the Distributor an account maintenance fee for payments to broker-dealers for providing continuing account maintenance.  This account maintenance fee is up to 0.25% of the aggregate average daily net assets of Class A and Class C shares.

The following table sets forth the distribution and account maintenance fees the Distributor will receive from the Fund based on a percentage of average daily net assets:

Class	Distribution Fee	Account Maintenance Fee

A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Distribution Plans is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees.  A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund without approval of the shareholders of the affected class of shares of the Fund.  In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above.  A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund.  So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.  In their consideration of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

Distribution and Account Maintenance Fees

The following table sets forth the distribution and account maintenance fees the Distributor received from the Fund for the fiscal year ended October 31, 2012.

Class A	Class C
974,823	$595,770

During the fiscal year ended October 31, 2012, the Distributor incurred the following expenses in connection with its distribution of the Fund’s shares:

	Class A	Class C
Compensation to underwriters	—	—
Compensation to sales personnel	$511,571	$95,348
Compensation to broker-dealers*	$362,733	$314,315
Advertising	$76,269	$15,625
Printing and mailing of prospectuses to other than current shareholders	$5,757	$1,455
Interest, carrying or other financial charges	—	—
Other #	$104,977	$30,333
Total	$1,061,307	$457,076

*For Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.

# Includes miscellaneous printing and marketing overhead expenses.

The Distributor serves as distributor of Class W shares and incurs the expenses of distributing the Class W shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Trust, on behalf of Class W shares of the Fund, has entered into a Service Agreement (the “Class W Service Agreement”) with the Distributor to provide additional shareholders services to Class W shareholders.  Pursuant to the Class W Service Agreement, as compensation for services rendered, the Distributor receives a fee from the Fund of 0.15% of the daily net assets of the Fund’s Class W Shares. For the fiscal years ended October 31, 2012 and 2011, the Distributor received $99,528 and $50,394, respectively, in service fees the from the Class W shares of the Fund under the Class W Service Agreement.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and The Variable Annuity Life Insurance Company (VALIC), affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03 % to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Fund in the calendar year ended December 31, 2012. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co

D A Davidson & Company

TD Ameritrade Fiserv Trust Company

First Clearing Corp Wells Fargo

Janney Montgomery Scott, LLC

Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

Morgan Stanley

National Financial Services/Fidelity Services

Oppenheimer & Co.

Prudential Investments

Raymond James & Associates

RBC Dain Rauscher

Robert W. Baird

Stifel, Nicolaus & Co, Inc.

UBS Financial Services

VALIC Financial Advisors

Vanguard Group

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Funds, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Fund to SAFS, the Transfer Agent or to the Distributor pursuant to the Service Agreement with respect to the Class W shares and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which  SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Fund.  Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services.  SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A and Class C shares subject to review and approval by the Trustees.  From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

The following table sets forth the fees that SAFS received from the Fund for the fiscal years ended October 31, 2012, October 31, 2011, and October 31, 2010.

2012

Class A	Class C	Class W
$612,242	$131,045	$145,974

2011

Class A	Class C	Class W
$711,676	$86,441	$73,911

2010

Class A	Class C	Class W
$602,075	$61,074	$36,597

Proxy Voting Policies and Procedures

Proxy Voting Responsibility.  The Trust has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”).  The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent.  The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Trust and the Trust’s shareholders.  A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Trust proxies in accordance with the Policies.  The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to Funds, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.

The Trust is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda.  The Trust generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting.  The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.  The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Trust.  As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters.  The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources.  In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Trust’s shareholders.

Examples of the Fund’s Positions on Voting Matters.  Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•                  Vote on a case-by-case basis on proposals to increase authorized common stock;

•                  Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•                  Vote on a case-by-case basis regarding merger and acquisition matters;

•                  Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•                  Not vote proxies for securities that are out on loan;**

•                  Vote on a case-by-case basis on equity compensation plans

Conflicts of Interest.  Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote.  In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Trust’s shareholders and the interest of SunAmerica, the Trust’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders.  Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records.  The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Funds.  The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Trust.  The proxy voting record for the most recent twelve-month period ended June 30 is also available on the SEC’s website at http://www.sec.gov.

Board Reporting.  The Funds’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

* The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Funds retain a particular security.  That is, the Funds will retain or sell a particular security based on objective, rather than subjective, criteria.  For example, in the case of an index fund, the Funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.

**The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies.  The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan.  However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Fund’s securities.  These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties.  Unless the Fund’s portfolio holdings information have been publicly disclosed, it is the Trust’s policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Trust’s policy.

The Fund’s complete portfolio holdings are publicly available via SEC filings made by the Fund on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarters.

In addition, the Fund’s complete portfolio holdings information will be made available on the Fund’s website on a quarterly basis, as of each calendar quarter end.  The Fund’s holdings for each calendar quarter will be posted on the first business day following the 15th day after the calendar quarter-end.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department.  The Fund and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information.  The request must then be submitted to the Legal and/or Compliance departments of the Adviser.  The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates.  To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest.  If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers.  Information may be provided to these parties without a time lag.  Service providers that may be provided with information concerning the Fund’s holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Fund.  Portfolio holdings information may also be provided to the Fund’s Board. The entities to which the Fund provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Fund are required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Fund’s holdings:

1.                                      Adviser.  The Adviser is continuously provided with the entire portfolio holdings for the Fund on a daily basis.

2.                                      PricewaterhouseCoopers, LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits of the Fund’s financial statements.   PwC does not disclose to third parties information regarding the Fund’s holdings.

3.                                      Ernst & Young LLP (“E&Y”).  E&Y is provided with portfolio holdings information in connection with the tax services it provides to the Fund.  E&Y does not disclose to third parties information regarding the Fund’s holdings.

4.                                      State Street.  State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund.  State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

5.                                      Lipper, Inc. (“Lipper”).  Lipper is provided with the entire portfolio holdings information for the Fund on a monthly basis.  This information is disclosed approximately thirty (30) days after the month end.  Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group.  Lipper does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above.  This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Fund.

6.                                      Morningstar, Inc. (“Morningstar”).  Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge.  Information regarding the Fund is available only with a subscription.  State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end.  Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information.  Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

7.                                      Bloomberg LLP (“Bloomberg”).  The Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a monthly basis, approximately forty-five (45) days after the month end.  This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                                      Financial Printers.  Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter.  Financial printers assist the Fund with the filing of its annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants.  Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.                                      Investment Company Institute (“ICI”).  Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end.  The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

10.                               Investment Technology Group (“ITG”).  State Street provides purchase and sale information with respect to the Portfolio’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end.  ITG analyzes the information to produce reports containing brokerage execution statistics and comparisons.  These reports are provided to the SunAmerica and ITG does not disclose publicly the information it receives or the reports it prepares.  SunAmerica’s contract with ITG includes a confidentiality clause.

11.                               Manhattan Creative Partners (d/b/a “Diligent”).  Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica.  Diligent also hosts the Board’s online meeting materials.

12.                               Marketing Firms.  Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, PrimeLook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services.  Depending on the Fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end.  Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports.  They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

13.                               Institutional Shareholder Services (“ISS”).  ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System.  This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Fund and is not publicly disclosed.  SunAmerica’s contract with ISS includes confidentiality disclosure.

14.                               SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Fund.

Certain other information concerning a Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that:  (i) the information has been made available to all shareholders of the applicable Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1.             Asset Class Information.  Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Fund held in each asset class;

2.             Sector or Geographic Information.  Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;

3.             Impact of Fund Allocation Information.  Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4.             General Portfolio Characteristics.  General portfolio characteristics of the Fund, including, but not limited to, total number of stocks held by the Fund, average market capitalization and return on equity.

Other data regarding a fund’s portfolio may also be distributed prior to public dissemination of the fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the fund’s specific portfolio holdings cannot be derived from such data.  Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, p/e ratio, r2 and beta.

FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.  Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.  The Adviser may, however, select broker-dealers that provide it with research services and may cause the Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.  Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Trust, and not all of these services may be used by the Adviser in connection with the Trust.  No specific value can be determined for research services furnished without cost to the Adviser by a broker.  The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis.  Therefore, it may tend to benefit the Fund by improving the quality of the Adviser’s investment advice.  The investment advisory fees paid by the Fund are not reduced because the Adviser receives such services.  When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

The Adviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Adviser manages.  However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities.  The timing and amount of purchase by each account and company will also be determined by its cash position.  If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser.  The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission.  However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The following tables set forth the brokerage commissions paid by the Fund and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Fund for the fiscal years ended October 31, 2012, 2011, and 2010, the Fund paid the following brokerage commissions.

2012 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
$384,501	$0	0%	0%

2011 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
$288,275	$0	0%	0%

2010 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers
$91,386	$0	0%	0%

The following table sets forth the Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2012.

Broker Dealer	Amount ($) (000s)	Debt/Equity
State Street Bank & Trust Co.	$44,254	Debt
UBS AG	$10,154	Equity
Credit Suisse Securities (USA) LLC	$21,136	Equity

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Fund’s Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.    Shareholders will not be issued certificates for their shares.  Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares).  Class W Shares do not impose a sales charge.  Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

Waiver of CDSCs.  As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances.  The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death.  CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse.  If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Disability.  CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code).  To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability.  If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions.  CDSCs may be waived on taxable distributions made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SASF serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 ½ at the time the redemption is made.

Systematic Withdrawal Plan.  CDSCs may be waived when periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established or at the times of withdrawal.  All dividends and capital gains distributions must be reinvested.

Purchase by Check

Checks should be made payable to the Fund or payable to SunAmerica Mutual Funds.  A personal check for an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.  In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application.  Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check.  Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States.  Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received.  There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

A personal check from an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent.  Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to the Fund’s close of business.  In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.                                      You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (816) 218-0519.

2.                                      Call SAFS’ Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.

3.                                      Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges With Respect To Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers and directors of the Trust, and full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing.  In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.  Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor:  (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Fund may be purchased by clients at net asset value.  As described under “Shareholder Account Information” in the Prospectus, Class W shares may be held solely through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund.  Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses.  Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account.  Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege (Class A shares only)

In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase.  To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount.  If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or Financial Intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation (Class A shares only)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more.  In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation.  Such notification must be in writing by the dealer or shareholder when such an order is placed by mail.  The reduced sales charge will not be granted if:  (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent (Class A shares only)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of the Fund or of other Funds advised by the Adviser which imposes a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more.  Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount.  The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

Shares of any class of shares of any Fund, or of other Funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal.  In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid.  Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference.  If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases.  At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal.  In that event, shares of the applicable Funds purchased in connection with that the original Letter of Intent (as well as shares purchased during the 30-day period prior to the execution of the original Letter of Intent as referenced above) and still owned by the shareholder will be included in determining the applicable sales charge.  The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal.  Investors electing to purchase shares of the Fund pursuant to this purchase plan should carefully read such Letter of Intent.

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Reduced Sales Charge for Group Purchases (Class A shares only)

Members of qualified groups may purchase Class A shares of the Fund under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of the Fund through a single investment dealer designated by the group.  The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application.  After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent.  Purchases of the Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares.  The minimum investment requirements described above apply to purchases by any group member.  Class C shares are not included in calculating the purchased amount of the Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary.  For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations.  The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor.  The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule l8f-1 under the 1940 Act on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash.  In conformity with applicable rules of the SEC, the Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of:  (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.  If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.  The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers.  Orders received by dealers must be at least $500.  The repurchase price is the net asset value per share of the applicable class of shares of the Fund next-determined after the repurchase order is received, less any applicable CDSC.  Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close.  Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge.  The offer to repurchase may be suspended at any time.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.  Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares.  Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares).  Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following table sets forth the front-end sales concessions with respect to Class A shares of the Fund, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class C shares of the Fund, received by the Distributor for the fiscal years ended October 31, 2012, October 31, 2011 and October 31, 2010.

2012

			Contingent	Contingent
Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
Class A	Affiliated	Non-Affiliated	Class A	Class C
Shares	Broker-Dealers	Broker-Dealers	Shares	Shares
$411,178	$47,878	$290,238	$(712)	$45,265

2011

			Contingent	Contingent
Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
Class A	Affiliated	Non-Affiliated	Class A	Class C
Shares	Broker-Dealers	Broker-Dealers	Shares	Shares
$855,401	$144,666	$591,891	$60	$9,009

2010

			Contingent	Contingent
Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
Class A	Affiliated	Non-Affiliated	Class A	Class C
Shares	Broker-Dealers	Broker-Dealers	Shares	Shares
$576,652	$42,524	$449,770	$—	$16,543

EXCHANGE PRIVILEGE

Shareholders of Class A shares and Class C shares of the Fund may exchange their shares for the same class of shares of any other SunAmerica Mutual Fund distributed by the Distributor that offers such class, at the respective net asset value per share

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired.  All exchanges are subject to applicable minimum initial or subsequent investment requirements.  Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of the Fund.  Under this program, another fund’s shares can be exchanged for shares of the Fund, but shares of the Fund cannot be exchanged for another fund’s shares.  Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made.  All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides.  Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice.  Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such Fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions.  In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another of SAMF will retain liability for any CDSC outstanding on the date of the exchange.  In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Because excessive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund may refuse any exchange sell order:  (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive.  Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

Exchanging between Share Classes of the Fund

In connection with advisory fee-based programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their shares of the Fund for another share class of the Fund.  These transactions will be processed as an exchange of the shares you currently hold for shares in the new class.  Shareholders exchanging into a new class must meet the eligibility requirements for such class, as described in the prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering or leaving a Program with such Financial Institution.  Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class A shares for Class W shares — Shareholders that are part of a Program may exchange their Class A shares of the Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program.  Please note that any Class A sales charges that you paid for these shares (including contingent deferred sales charges) will not be credited back to your account.

Exchanging Class C shares for Class W shares - Shareholders that are part of a Program may exchange their Class C shares of the Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program.  Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class W shares.

Exchanging Class W shares for Class A shares - Shareholders may exchange Class W shares of the Fund held through a Program for Class A shares of the Fund without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program.  Shareholders should note that the Class A shares of the Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the Fund.

An exchange of shares you currently hold in one class of the Fund for shares in another class of the Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of exchange of Fund shares.

The Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders.  The Fund at all times also reserves the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE

Shares of each class of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time).  The Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding.  The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which they are publicly traded.  Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.  For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide closing market prices and information used for adjusting those prices.

Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available.  The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement prices established by the exchange on which they trade.  Options and swap contracts traded on national securities exchanges are valued as of the close of the exchange upon which they trade.  Options traded on the over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers. Forward Foreign currency contracts are valued at the 4:00 p.m. Eastern Time forward rate.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

The Fund’s liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operations.

The Board is responsible for the share valuation process and has adopted a policy and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses.  The Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses.  Dividends from net investment income are paid annually.  Net capital gains, if any, will be paid annually.  In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains. As of October 31, 2012, the Fund was entitled to an unlimited short-term and unlimited long-term capital loss carryforward amount of $48,368,200 and $31,794,678, respectively..

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive in excess of $10 in cash.

Taxes

The Fund intends to remain qualified and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year.  As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders.  The Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, the Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of stock or securities or foreign currencies, certain other income (including, but not limited to, gains from options or futures) and net income derived from qualified publicly traded partnerships (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year.  The Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To avoid the tax, the Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years.  To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year.  Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

As described in the Prospectus, the Fund will gain exposure to the commodities markets through investments in commodity-linked derivative instruments.  On December 16, 2005, the IRS issued Revenue Ruling 2006-01 which held that income derived from commodity-linked swaps would not be qualifying income.  As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity-linked notes) that create commodity exposure may be considered qualifying income under the Code.  The Fund has received a private letter ruling from the IRS specifically concluding that income from certain commodity-linked notes is qualifying income and that income derived from the Fund’s investment in the Subsidiary will also constitute qualifying income to the Fund.  Based on this ruling, the Fund may seek to gain exposure to the commodities markets primarily through investments in commodity-linked notes and through investments in its Subsidiary and may seek to gain exposure to hedge funds (which may include investments in the commodities sectors) through investments in the Subsidiary.  The use of commodity-linked notes involves specific risks.  The Prospectus, under the heading “Additional Information About the Fund’s Risks—Risks of Commodity-Linked Notes,” provides further information regarding the risks associated with commodity-linked notes.

As discussed in “Investment Objective and Policies—Investments in the Wholly-Owned Subsidiary,” the Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.  It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business.  However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business.  There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund will be treated as a “U.S. shareholder” of the Subsidiary.  As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary.  It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary.  Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary.  “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.  If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income.  However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.  The portion of such ordinary income dividends received from the Fund that may be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be reported as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.  Certain holding period requirements must also be met by the Fund and corporate shareholders.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders that the Fund reports as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.   The maximum capital gains rate is 15% for individuals with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is capital gain.  The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income (currently at a maximum rate of 35%).  If the Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for Special rules currently apply to certain qualified dividends paid to individuals.  A dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  It is not anticipated that the Fund’s distributions will be treated as qualified dividend income.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjust4d gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend.  An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund a capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Fund distributions from amounts other than current or accumulated earnings and profits will be treated as returns of capital for federal income tax purposes and will reduce your basis in your shares, with any distributed amount that exceeds your remaining basis constituting capital gain to you.  Fund distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s remaining earnings and profits will not be returns of capital but will be taxable dividends to shareholders.  The Fund’s capital loss carryovers, if any, from the pre-2011 taxable years will not reduce current earnings and profits even if the Fund’s current year distribution requirement is offset by such carryovers.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Fund from REITs, real estate mortgage investments conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributes as “excess inclusion income.”  To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the shareholder’s adjusted tax basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss.  In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15% for individual shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is capital gain, currently scheduled to increase to 20% after 2012) if such shares were held for more than one year.  In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year.  To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year.  A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge.  For sales charges incurred in taxable years beginning after December 22, 2010, this rule would only apply if the new shares acquired without a sales charge or at a reduced sales charge were acquired prior to February 1st of the calendar year following the initial payment of the sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge.  The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

The Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.  In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC.  All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.  Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss.  These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to the listed futures contracts that the Fund may purchase or sell.  Such options and contracts are classified as Section 1256 contracts under the Code.  The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”).  Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”).  Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment.  Any gains or losses recognized by the Fund from transactions in over-the counter options written by the Fund generally constitute short-term capital gains or losses.  Any gain or loss recognized by the Fund from transactions in over-the-counter options purchased by the Fund generally has the same character as the property to which the option relates as in the hands of the Fund (or would have if acquired by the Fund).  When call options written, or put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities.  In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A portion of the Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property.  A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code.  The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains.  The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if the Fund makes a “constructive sale” of an appreciated financial position (e.g., stock).  The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures contract to deliver the same or identical property short, or enters into other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.  In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  The tax treatment of many types of credit default swaps is uncertain.

The Fund may be required to backup withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, and except as otherwise noted, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2014, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For non-U.S. shareholders of a Fund, a distribution attributable to the Fund’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.  In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Fund’s assets are invested in REITs and other U.S. real property holding corporations.

Disposition of a Fund’s shares by foreign shareholders on or before December 31, 2011, (or if later date if extended by U.S. Congress) will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.  In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in the Fund.  Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Fund may be purchased by various types of qualified retirement plans.  The summary below is only a brief description of these plans and does not purport to be complete.  Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850.  However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners.  Each qualified pension or profit sharing plan provides tax advantages for employers and participants.  Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Individual 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements.  The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001.  The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g).  In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA.  Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA.  Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer.  These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn.  A SARSEP may not be established after 1996.  A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan.  Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee.  Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997.  Generally under Section 408A of the Code, in 2012, unmarried individuals with adjusted gross income of up to $112,000, and married couples who file a joint return and have joint adjusted gross income of up to $178,000, may contribute the maximum permitted amount to a Roth IRA.  The maximum allowed contribution phases out above such amounts.  Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Educational Savings Accounts

Coverdell Educational Savings Accounts were introduced by the Taxpayer Relief Act of 1997.  Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18.  The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual (k).  The Individual (k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements.  The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA).  The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g).  In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Five series of shares of the Trust have been authorized pursuant to the Declaration of Trust, one of which is currently offered to shareholders through this SAI:  SunAmerica Alternative Strategies Fund.  The Fund has three classes designated as Class A, Class C and Class W shares.  In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances.  Each class of shares of the Trust represents the interests of the shareholders of that series in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held.  The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders.  In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.  There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.  Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable.  Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust.  In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.  All series of shares will vote with respect to certain matters, such as election of Trustees.  When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in the Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Fund are identical in all respects, except that:  (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, an ongoing account maintenance and service fee, (iii) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class W shares have a $50,000 minimum investment requirement, (v) each class has voting rights on matters that pertain to the Rule l2b-1 plan adopted with respect to such class, and (vi) each class of shares will be exchangeable only into the same class of shares of any of the other SAMFs, not including SASFR (where exchanges are only permitted for Class A shares).  All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable.  Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust.  In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.  The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of the Fund, based on the value of the Fund’s net assets and number of shares outstanding on October 31, 2012.

	Class A	Class C†	Class W
Net Assets	$181,487,449	$44,445,728	$48,003,880
Number of Shares Outstanding	20,811,159	5,148,898	5,495,384
Net Asset Value Per Share (net assets divided by number of shares)	$8.72	$8.63	$8.74
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	0.53	—	—
Offering Price	9.25	$8.63	$8.74

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                 Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Fund.  In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund.  Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.  SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ  07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, 1201 Louisiana, Suite 2900, Houston, TX 77002—5678 serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel

The firm of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Fund.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this SAI by reference to its 2012 Annual Report to Shareholders.  You may request a copy by calling (800) 858-8850.

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa                         Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa                                Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A                                       Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa                         Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba                                Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B                                       Obligations rated B are considered speculative and are subject to high credit risk.

Caa                         Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca                                Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C                                       Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.  Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1                Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay  short term debt obligations.

P-2                Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3                Issuers (or supporting institutions) rated Prime-3 have an acceptable ability  to repay short term debt obligations.

NP                  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor  to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA                     An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA                              An obligation rated “AA” differs from the highest rated obligations only to a  small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A                                       An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SUNAMERICA SPECIALTY SERIES

SUNAMERICA GLOBAL TRENDS FUND
(CLASS A, C & W SHARES)

Statement of Additional Information

dated February 28, 2013

Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992	General Marketing and Shareholder Information (800) 858-8858

SunAmerica Specialty Series (the “Trust”) is a mutual fund consisting of five funds, one of which is currently offered to shareholders through this Statement of Additional Information (“SAI”): SunAmerica Global Trends Fund (the “Fund”).

This SAI is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated February 28, 2013 (the “Prospectus”).

The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. You may request a copy of the Fund’s annual and semi-annual reports, when available, at no charge by calling (800) 858-8850.

Class	Ticker Symbols
Class A Shares	GTFAX
Class C Shares	GTFCX
Class W Shares	GTFWX

2

THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003. The Trust consists of six series, one of which is currently offered to shareholders through this SAI: SunAmerica Global Trends Fund (the “Fund”). On March 2, 2011, the Board of Trustees of the Trust (the “Board”) authorized the offering of Class A, Class C and Class W shares for the Fund. Effective February 26, 2010, the name of the Trust was changed from “AIG Series Trust” to “SunAmerica Specialty Series.”

The Fund is diversified within the meaning of the 1940 Act. SunAmerica Asset Management Corp. (“SunAmerica” or the “Manager”) serves as investment manager for the Fund. As described in the Prospectus, SunAmerica has retained Wellington Management Company, LLP (“Subadviser” or “Wellington Management”) to provide subadvisory services to the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment goal and policies of the Fund are described in the Prospectus. Certain types of securities and financial instruments in which the Fund may invest and certain investment practices the Fund may employ, which are described in the Prospectus, are discussed more fully below.  The Fund’s investment goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

The Fund may pursue its investment objective directly or by investing in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is managed by SunAmerica and advised by Wellington Management and has the same investment objective as the Fund. With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Fund due to federal tax requirements relating to qualifying income, as discussed below under “Dividends, Distributions and Taxes.” The Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Fund may invest up to 25% of its assets in the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved.

Unless otherwise specified, the Fund may invest in the following securities and financial instruments. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Futures Contracts and Options on Futures

Futures. The Fund expects to enter into futures transactions for investment purposes in U.S. and non-U.S. equity index futures, U.S. and non-U.S. fixed income futures currency forwards and commodity futures.

A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset, at a specified price, on a specified future date.

The risks associated with the Fund’s use of futures contracts include the risk that: (i) losses caused by sudden, unanticipated market movements may be significant; (ii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference item; (iii) the underlying reference item may not perform the way the Subadviser expected it to; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (v) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (vi) although the Fund will generally purchase only exchange-traded futures, due to market conditions there may not

3

always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with a futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. The Fund generally intends to deposit repurchase agreements or other money market instruments with the Futures Broker for the initial margin payment. As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the Futures Broker on a daily basis. If the Fund is required to increase its variation margin when the Fund has insufficient cash, the Fund may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The Fund may purchase or sell interest rate futures contracts for either investment purposes or to attempt to hedge against the effects of interest rate changes on the Fund’s current or intended investments in fixed income securities. For example, if interest rates were expected to increase, the Fund might sell interest rate futures contracts. If used for hedging, such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio, if any. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the Fund’s interest rate futures contracts would be expected to increase. If used for investment purposes, the value of the Fund would increase as a result. If used for hedging purposes, this increase in the value of the interest rate futures would be expected to approximately offset the decline in the value of the long-term bonds, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased for investment or as a hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

The Fund may purchase or sell stock index, bond index or single bond futures contracts for either investment purposes or to attempt to hedge the Fund’s current or intended investments against broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to either directly benefit from the increase in value of the futures or to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline in the market value of the Fund’s securities occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and/or if the Fund anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may provide gains for the Fund or offset, in part or entirely, increases in the cost of securities that the Fund intends to purchase. If used for hedging purposes, as such purchases of securities are made, the corresponding positions in stock or bond index futures contracts would be closed out.

The Fund may purchase or sell foreign currency futures contracts for either investment purposes or to hedge its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency when it anticipates a decline in the value of such currency relative to the dollar. If the Fund holds securities denominated in such currency and such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. If the Fund sold the futures for investment purposes and such decline occurs, the Fund would benefit from the gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign

4

currency may be greater than the increase in value as a result of the change in exchange rates. Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures. As noted above, the Fund may purchase and write options on commodities, commodities futures contracts, interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on commodities futures contracts, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures.”)

The Fund may write a call on a futures contract for investment purposes or as a partial hedge against declining prices of the securities in the Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides additional income that may provide a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The Fund may write a put option on a futures contract for investment purposes or as a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides additional income and may provide a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund’s losses from exercised options on futures may to some extent, if utilized for hedging purposes, be reduced or increased by changes in the value of Fund securities.

The Fund may purchase options on futures for direct investment purposes or hedging purposes, instead of purchasing or selling the underlying futures contract. For example, where a market-wide decline or changes in interest or exchange rates are anticipated, the Fund may purchase put options in lieu of selling a futures contract or for investment purposes. In the event that such decrease or changes occur, the Fund should profit on the option and any loss on the Fund’s futures contracts may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase calls on futures, rather than purchasing the underlying futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Additional Information About Options. The Fund’s custodian, or a securities depositary acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Fund’s entering into a closing transaction.

The Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

5

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Limitations on entering into Futures Contracts and Options on Futures. The Fund has an operating policy which provides that it will not enter into futures contracts or write put or call options with respect to futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund. The Fund bases its asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that the Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to futures contracts that are not contractually required to “cash-settle,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

The Fund generally will use its money market instruments to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the money market instruments (or any other liquid asset segregated) may not be used for other operational purposes. The Subadviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Commodity Futures. The Fund may trade in commodity futures (and related options). Commodities refers to real assets such as energy, agriculture, livestock, industrial metals, and precious metals as well as intangibles such as indexes, financial instruments and other interests. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and

6

quantity agreed upon when the contract is made. The buyer of the futures contract is not entitled to ownership of the underlying commodity until expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, standardization of expiration dates, contract sizes and other contract terms, and the availability of a liquid market. As discussed above, futures markets specify the terms and conditions of delivery and may specify the maximum permissible price movement during a trading session. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time for speculative purposes. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. The futures clearinghouse marks every futures contract to market at the end of each trading day and requires that all losses and gains be paid out on a daily basis. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund will be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

As in the financial futures markets, there are hedgers and speculators in the commodity futures markets. However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund holds long futures positions on that commodity, the value of the futures contract may change proportionately.

Commodity-Linked Derivatives. The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodity futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Subadviser will seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The Fund will enter into commodity-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings. In the event a counterparty’s rating falls below investment grade, the Subadviser in its discretion will determine whether to dispose of such security.

7

“Swap” Derivative Transactions. The Fund may enter into interest rate, securities index, commodity, or security and currency swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular foreign currency, or a “basket” of securities representing a particular index. Swap agreements may also include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amounts themselves. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indexes, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that are rated investment grade and that the Subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 (the “Code”) may limit the Fund’s ability to use swap agreements.

The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Hybrid Instruments (Indexed/Structured Securities). “Hybrid Instruments,” including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or physical commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indexes and securities indexes (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

8

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate were lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures and options herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation by the Commodity Futures Trading Commission (“CFTC”) (which generally regulates the trading of commodity futures by U.S. persons), the Securities and Exchange Commission (“SEC”) (which regulates the offer and sale of securities by and to U.S. persons) or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund.

9

Foreign Currency Transactions

The Fund may enter into forward currency contracts for the purposes specified in the Prospectus. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio holding and make delivery of the currency, or retain the holding and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio holding and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

Options

Options on Securities. The Fund may write and purchase call and put options (including yield curve options) on any securities in which the Fund may invest. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss, which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails the Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium the Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the exercise price and any transaction costs incurred minus the sum of the sale price of the underlying investment and the premium received.

10

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When the Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

Buying a put on an investment the Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies. The Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by the Fund on a foreign currency is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining with the Fund’s custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities Indexes. The Fund may write and purchase call and put options on securities indexes. Puts and calls on broadly-based securities indexes are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures. When the Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level

11

of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When the Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as pertaining to calls.

Regulatory Aspects of Derivatives Instruments.

Transactions in options by the Fund are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. With respect to futures contracts that are not contractually required to “cash-settle,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

Other Derivatives Strategies. In the future, the Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with the Fund’s investment objective and legally permissible.

Use of Segregated and Other Special Accounts. Many derivative transactions, in addition to other requirements, require that the Fund earmark or segregate cash and/or liquid securities to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay the value of or deliver commodities, securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate.

OTC options entered into by the Fund, including those on commodities, securities, financial instruments or indexes, will generally provide for cash settlement. As a result, when the Fund writes these options it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. OTC and exchange-listed options sold by the Fund other than those listed above generally settle with physical delivery, and the Fund will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract, the Fund must deposit initial margin and any daily variation margin, in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or deliver commodities, securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

With respect to swaps, the Fund will accrue the net mark-to-market amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any.

12

Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligations in related options and derivative transactions.

Illiquid and Restricted Securities. No more than 15% of the value of the Fund’s net assets, determined as of the date of purchase, may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities (i) subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), (ii) securities that are otherwise not readily marketable, and (iii) repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Fund will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees or the Subadviser has, pursuant to guidelines established by the Board of Trustees, determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Subadviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Subadviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, the Fund may acquire securities issued by the U.S. government, its agencies or instrumentalities, in a private placement.

Commercial paper issues in which the Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is

13

generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Fund’s 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Subadviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Subadviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Subadviser to take into account the same factors described above for other restricted securities and require the Subadviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Fixed Income Securities. The Fund may invest in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The fixed income securities in which the Fund invests will primarily be investment grade; however, the Fund may invest in fixed income securities rated below investment grade.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s Rating Service (“S&P”) (AAA, AA, A or BBB, including the + or — designations) or by Moody’s Investors Service (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Subadviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. The Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and the Subadviser in its discretion will determine whether to dispose of such security.

14

Risks of Investing in Lower Rated Bonds

Fixed income securities in which the Fund may invest include those in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody’s or BB or lower by S&P’s (and comparable unrated securities) (commonly known as “junk bonds”). For a description of these and other rating categories, see the Appendix. No minimum rating standard is required for a purchase by the Fund.

Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds. High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market.

There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

Ratings assigned by Moody’s and S&P’s to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Subadviser will determine whether the security will be retained based upon the factors the Subadviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund’s objective more dependent on the Subadviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

15

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds

Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund’s distribution obligations.

U.S. Government Securities. The Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance. The Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government. All of the foregoing are referred to collectively as “U.S. government securities.” Securities issued or guaranteed by agencies or instrumentalities are supported by: (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s net asset value will be affected by those fluctuations.

Zero-Coupon Securities Issued by the U.S. Treasury. The Fund may invest in zero-coupon securities issued by the U.S. Treasury. Zero-coupon U.S. government securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Because the Fund accrues taxable income from these securities without receiving cash, the Fund may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to

16

receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. The Fund might also sell securities to maintain liquidity.

Zero-Coupon Bonds Issued by GNMA, FNMA and FHLMC. In addition, the Fund may invest in zero-coupon bonds issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Association (“FHLMC”), and other government sponsored entities, provided that the securities are rated AAA by S&P and Aaa by Moody’s at the time of purchase.

Coupon Bearing U.S. Government Securities. The Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS. In addition to the U.S. government securities discussed above, the Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

Treasury Inflation-Protected Securities. The Fund may invest in U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

To the extent that the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

17

Repurchase Agreements. The Fund may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Subadviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Fund’s money is invested in the security. Whenever the Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets.

Money Market Instruments. The following is a brief description of the types of U.S. dollar denominated money market securities in which the Fund can invest. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They must be rated in the highest rating categories by Moody’s or S&P, or other rating organizations whose ratings are described in the Appendix. They may have fixed, variable or floating interest rates. The Fund may invest in the following money market instruments:

U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, as described above.

Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers’ acceptances. They must be obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion. “Banks” include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Fund will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody’s or other rating organizations. If the paper is not rated, it may be purchased if the Subadviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation. The Fund may purchase commercial paper only if judged by the Subadviser to be of suitable investment quality. This includes commercial paper that is rated in the two highest categories by S&P and by Moody’s.

18

The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

Equity Securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Foreign Securities. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund is authorized to invest without limitation in foreign securities.

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of the Fund’s investment policies, the Fund’s investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The Fund may invest in securities issued by companies located in countries not considered to be major industrialized

19

nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of the Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

Eurodollar Instruments. To the extent authorized to do so, the Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to LIBOR although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR to which many interest rate swaps and fixed income instruments are linked.

Foreign Sovereign Debt Securities. Investing in foreign sovereign debt securities may expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the

20

government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The Fund’s investments in foreign sovereign debt securities may be in securities that are investment grade or below investment grade.

Investment Company Securities. The Fund may invest in the securities of other investment companies subject to the limitations imposed by the 1940 Act, although it is the Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. The Fund may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, the Fund’s purchase of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.  The Fund will not invest in other investment companies unless, in the judgment of the Subadviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

The Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Fund may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Fund invests may not permit direct investment by foreign investors such as the Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

The Fund may invest in passive foreign investment companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income.  Passive income includes dividends, interest, royalties, rents and annuities.  To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such

21

income in order to avoid adverse tax consequences (see discussion below under the title “Dividends, Distributions and Taxes”).

Short-Term Taxable Securities. “Short-Term Taxable Securities” mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody’s or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime-2 or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least “A” by either of such rating services; certificates of deposit and bankers’ acceptances of banks having assets in excess of $2 billion.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount.

In September 2008, the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship.  It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FNMA or FHLMC.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

22

GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and on the full return of principal.

Collateralized Mortgage Obligations. Another type of mortgage-backed security in which the Fund may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are

23

issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. The Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 5% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on SEC staff interpretations, the Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

Stripped Mortgage-Backed Securities. The Fund may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which the Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund’s yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to the Fund’s limitation on investments in illiquid securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Warrants and Rights. The Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof.

Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Diversification. The Fund is classified as “diversified” for purposes of the 1940 Act. The Fund also intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Code.  To qualify as a regulated investment company under the Code, a fund must, among other things, diversify its holdings (see discussion below under the title “Dividends, Distributions and Taxes”).

24

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund’s volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Portfolio Turnover. The Fund may purchase and sell securities or financial instruments whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities or financial instruments and reinvestment in other securities or financial instruments.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. The Fund’s portfolio turnover rate would equal 100% if each security or financial instrument in the Fund’s portfolio were replaced once per year.

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating funds from a typical bank for a comparable transaction. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the board of each participating fund. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

While the Fund is permitted to engage in securities lending, the Fund has not currently implemented a securities lending program. In the event the Fund determines to enter into a securities lending program at a future time, the Fund will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by the Fund would also be subject to the approval and oversight of the Board.

Future Developments. The Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws. The Fund’s Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

Investments in the Wholly-Owned Subsidiary. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodities markets within the limitations of Subchapter M of the Code and applicable IRS revenue rulings, as discussed below under “Dividends, Distributions and Taxes.” The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. Because the Fund will wholly own and control the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and advised by Wellington Management, it is unlikely that the Subsidiary will take actions contrary to the interests of Fund and its shareholders.

It is expected that the Subsidiary will invest primarily in commodity futures instruments. The Subsidiary may also invest in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other high-quality, short-terms securities.  The primary purpose of the repurchase agreements and other

25

high-quality, short-terms securities held by the Subsidiary will be to serve as collateral for the futures instruments; however, these instruments may also earn income for the Subsidiary.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. The Fund has requested a private letter ruling from the IRS with respect to its investment in the Subsidiary.  The IRS has indicated that the granting of private letter rulings, like the one requested by the Fund, is currently suspended, pending further internal discussions.   As a result, there can be no assurance that the IRS will grant the private letter ruling requested. If the IRS does not grant the private letter ruling request, there is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary will not be considered qualifying income for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

NEW FUND RISKS

The Fund is a new Fund, with a limited operating history, which may result in additional risk. There can be no assurance that this Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate this Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

INVESTMENT RESTRICTIONS

The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of the Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, the Fund may not:

1.                                      issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                                      concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                                      buy or sell commodities or commodity contracts or real estate or interests in real estate, except, in each case, as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

4.                                      act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

5.                                      purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would

26

be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

6.                                      make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional restrictions are not fundamental policies and may be changed by the Board without a shareholder vote. The Fund may not:

1.                                      make investments for the purpose of exercising control or management; and

2.                                      invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act, which the Subadviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust. Trustees and officers of the Trust are also trustees/directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica

DISINTERESTED TRUSTEES

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
Dr. Judith L. Craven Age: 67	Trustee	2004 to Present	Retired	78	Director, Belo Corp. (1992 to Present); Director, Sysco Corp. (1996 to Present); Director, Luby’s, Inc. (1998 to Present).

William F. Devin Age: 74	Trustee	2004 to Present	Retired	78	Director, Boston Options Exchange (2001 to 2010).

27

Richard W. Grant Age: 67	Trustee	2011 to Present	Retired. Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011)	29	None

Stephen J. Gutman Age: 69	Trustee	2004 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to Present); Managing Member, Beau Brummell SoHo LLC (licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing, Inc. (2009 to Present).	29	None

William J. Shea Age: 64	Trustee	2004 to Present	Executive Chairman, Caliber ID, Inc. (medical devices) (2007 to Present); Managing Director, DLB Capital, LLC (private equity) (2006 to 2007).	29	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present);

INTERESTED TRUSTEE

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
Peter A. Harbeck(4) Age: 59	Trustee	2004 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	78	None

28

OFFICERS

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
John T. Genoy Age: 44	President	December 2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A

Donna M. Handel Age: 46	Treasurer	2004 to Present	Senior Vice President, SunAmerica (2004 to Present).	N/A	N/A

James Nichols Age: 46	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A

Gregory N. Bressler Age: 46	Secretary and Chief Legal Counsel	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A

Katherine Stoner Age: 56	Chief Compliance Officer	2011 to Present

Vice President, SunAmerica (May 2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to Present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010 to Present).

				N/A	Director, American General Distributors, Inc. (2006 to 2011)

Gregory R. Kingston Age: 47	Vice President and Assistant Treasurer	2004 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

29

Nori L. Gabert Age: 59	Vice President and Assistant Secretary	2004 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present).	N/A	N/A

Matthew J. Hackethal Age: 41	Anti-Money Laundering Compliance Officer	2006 to Present	Senior Compliance Manager, SunAmerica (2006 to Present)	N/A	N/A

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed below.

(2)

The term “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the adviser. The “fund complex” includes the Trust (5 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund), SunAmerica Equity Funds (“SAEF”) (3 funds), SunAmerica Income Funds (“SAIF”) (4 funds), SunAmerica Series, Inc. (“SA Series”) (7 funds), Anchor Series Trust (“AST”) (8 funds), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), Variable Annuity Life Insurance Company (“VALIC Company”) I (34 funds), VALIC Company II (15 funds), SunAmerica Series Trust (38 funds), and Seasons Series Trust (21 funds).

(3)

Directorships of Companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of SACS.

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Fund rests with the Board. The Trust, on behalf of the Fund, has engaged SunAmerica and Wellington Management to manage the Fund on a day-to day basis. The Board is responsible for overseeing SunAmerica and the Subadviser and any other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and the Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no Trustees who are interested persons of the Trust are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

30

The Fund is subject to a number of risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Fund’s investment management and business affairs, and also by the Subadviser and other service providers in connection with the services they provide to the Fund. Each of SunAmerica, the Subadviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser and the Fund’s other service providers (including the Fund’s distributor, servicing agent and transfer agent), the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Fund. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Fund and as a trustee or director of the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Fund. She currently serves as a director or trustee with respect to 78 of the funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. He currently serves as a director or trustee with respect to of 78 of the funds in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange since 2001.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011, and serves as Chairman of the Board of the Trust.  He currently serves as a director or trustee with respect to 29 of the funds in the Fund Complex.  Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Fund. He currently serves as a director or trustee of 29 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Fund. He currently serves as a director or trustee of 29 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

31

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Fund. He currently serves as a director or trustee of 78 of the funds in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of Advisor Group, Inc, since 2004.

The Board has established four Committees: Audit Committee, Nominating and Compensation Committee, Ethics Committee, and Governance Committee.

Each Disinterested Trustee serves on the Trust’s Audit Committee. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Shea serving as Chairman. Committee members each receive $2,887 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”),* AST and SASFR. Mr. Shea receives a $5,775 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met five times during the fiscal year ending October 31, 2012.

The Nomination and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated by the Trustees as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nominating Committee will consider candidates proposed by shareholders for election as Trustees. The members of the Nominating Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,732 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, and Shea, and Dr. Craven each receive a $1,155 annual retainer for serving as a member of the Nominating Committees of SAMF, AST (Mr. Shea only) and SASFR. Messrs. Devin, Grant, Shea, and Dr. Craven receive $577 per scheduled meeting ($289 for telephonic meetings) and Mr. Gutman, as Chairman, receives $693 per meeting ($346 per telephonic meeting). The Nominating and Compensation Committee met one time during the fiscal year ending October 31, 2012.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $1,732 annual retainer for serving as Chairman of the Ethics Committees of SAMF and SASFR and Messrs. Devin, Grant, Gutman and Shea each receive a $1,155 annual retainer for serving on the Ethics Committee of SAMF, AST (Messrs. Gutman and Shea only) and SASFR. Messrs. Devin, Grant, Gutman and Shea receive $577 per scheduled meeting ($289 for telephonic meeting) and Dr. Craven, as Chairman, receives $693 per meeting ($346 per telephonic meeting). The Ethics Committee met one time during the fiscal year ending October 31, 2012.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Grant, Gutman, Devin and Shea, and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,732 annual retainer for serving as Chairman of the Governance Committees of SAMF and SASFR and Messrs. Grant, Gutman and Shea, and Dr. Craven each receive a $1,155 annual retainer for serving on the Governance Committees of SAMF, AST (Messrs. Gutman and Shea only) and SASFR (Messrs. Gutman and Shea only). Messrs. Grant, Gutman and Shea, and Dr. Craven, each receive $577 per scheduled meeting

*           SAMF consists of the Trust, SAEF, SAIF, Focused and SAMMF.

32

($289 for telephonic meeting) and Mr. Devin, as Chairman, receives $693 per meeting ($346 per telephonic meeting). The Governance Committee met one time during the fiscal year ending October 31, 2012.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2012.

Disinterested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Dr. Judith L. Craven	None	None
William F. Devin	over $100,000	over $100,000
Richard W. Grant	None	None
Stephen J. Gutman	None	$0-$10,000
William J. Shea	None	None

(1)                                 Includes SAMF, AST, SASFR, SAST and SST.

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Peter A. Harbeck	Over $100,000	over $100,000

(1)                                 Includes SAMF, AST, SASFR, SAST and SST.

Trustee Compensation

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Trustee receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $69,300 in annual compensation ($103,950 in annual compensation for the Chairman of the Board) for acting as a director or trustees of all the SAMF. Each Disinterested Trustee of SAMF receives an additional $5,775 per attended quarterly meeting ($8,662 for the Chairman of the Board). Each Disinterested Trustee of SASFR receives $1,039 for each quarterly meeting attended ($1,559 for the Chairman of the Board) and $4,158 in annual compensation ($6,237 for the Chairman of the Board). Each Disinterested Trustee of AST receives $23,100 in annual compensation ($34,650 in annual compensation for the Chairman of the Board).  Each Trustee receives from each portfolio within SAMF, SASFR and AST a pro rata portion of $2,887.50 in compensation for attendance at each Special Board Meeting ($4,331.25 for the Chairman of the Board). This per meeting fee will be allocated to each portfolio based upon such portfolio’s net assets and will also be allocated only to those portfolios that are subject to that meeting.

33

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)* or has attained the age of 60 while a Disinterested Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an “Eligible Trustee”). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things:  (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended October 31, 2011. Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.

COMPENSATION TABLE

Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee(1)
Dr. Judith L. Craven (2)	$21,828	$307,047
William F. Devin (2)	$20,520	$345,047
Richard W. Grant	$30,322	$201,355
Stephen J. Gutman	$21,857	$141,447
William J. Shea	$22,376	$146,137

(1)                                 Information is as of October 31, 2012 for the investment companies that pay fees to these Trustees.  The investment companies are the SAMF, AST, SASFR, VALIC I and VALIC II.

(2)                                 Mr. Devin and Dr. Craven are also Trustees of VALIC I and VALIC II.

As of January 31, 2013, the Trustees and officers of the Fund owned in the aggregate, less than 1% of the total outstanding shares of each class in the Fund.

Principal Holders of Securities.   The following shareholders owned, of record or beneficially, 5% or more of the indicated Fund Class’ outstanding shares as of January 31, 2013.

*                 SAMF, AST and SASFR have adopted the Retirement Plan.

34

Name	Fund Class	% Ownership

SunAmerica Focused Multi-Asset Strategy Fund Attn: Greg Kingston 2929 Allen Parkway #A8-10 Houston, TX 77019-7100	A	28.69%
SunAmerica Focused Balanced Strategy Fund Attn: Greg Kingston 2929 Allen Parkway #A8-10 Houston, TX 77019-7100	A	6.03%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	A	5.45%
UBS Financial Services Inc FBO UBS WM USA Omni Acct M/F 499 Washington Blvd Floor 9 Jersey City, NJ 07310	A	14.76%
Merrill Lynch Pierce Fenner & Smith, Inc. Attn: Service Team Sec #97ME8 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C	30.82%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C	14.50%
UBS Financial Services Inc, FBO UBS WM USA Omni Account M/F 499 Washington Blvd Floor 9 Jersey City, NJ	C	13.19%
Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	W	46.06%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	W	34.28%

MANAGEMENT OF THE FUND

Adviser

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as adviser to the Fund pursuant to the Investment Advisory and Management Agreement with the Trust, on behalf of the Fund. SunAmerica also serves as adviser to the Subsidiary. The Adviser is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).  As of December 31, 2012, SunAmerica managed, advised and/or administered assets of approximately $50.2 billion.

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad.

35

Under the Investment Advisory and Management Agreement with respect to the Fund, SunAmerica provides various administrative services and supervises the business affairs of the Fund, subject to general review by the Trustees. SunAmerica has delegated portfolio management to the Subadviser.

SunAmerica has retained the Subadviser to manage the investment portfolio of the Fund, pursuant to a Subadvisory Agreement. Retention of the Subadviser in no way reduces the responsibilities or obligations of SunAmerica under the Investment Advisory and Management Agreement with respect to the Fund and SunAmerica shall be responsible for all acts and omissions of the Subadviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

Except to the extent otherwise specified in the Investment Advisory and Management Agreement with respect to the Fund, the Fund pays, or causes to be paid, all other expenses of the Trust and the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Fund, the Fund pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Fund. The Investment Advisory and Management Agreement with respect to the Fund will continue in effect until June 30, 2012, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Investment Advisory and Management Agreement with respect to the Fund is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event it is “assigned” by SunAmerica (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)).

As discussed in “Investment Objective and Policies” above, the Fund may pursue its investment objective by investing in its Subsidiary. The Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary to SunAmerica. This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica’s contract with the Subsidiary is in place.

The Advisory Agreement with respect to the Subsidiary will continue in effect until terminated. The Advisory Agreement with respect to the Subsidiary is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by SunAmerica (as defined in the Advisers Act); or (ii) the Investment Advisory and Management Agreement between the Trust, acting for and on behalf of the Fund, and SunAmerica is terminated.

SunAmerica has retained the Subadviser to manage the investment portfolio of the Subsidiary, pursuant to a separate subadvisory agreement. Retention of the Subadviser in no way reduces the responsibilities or obligations of SunAmerica under the Advisory Agreement with respect to the Subsidiary and SunAmerica shall be responsible for all acts and omissions of the Subadviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

The following table sets forth the total advisory fees incurred by the Fund pursuant to the Investment Advisory and Management Agreement for the fiscal year ended October 31, 2012 and for the period from June 15, 2011 (commencement of operations) through October 31, 2011 and the amount of advisory fees waived during that period.

36

ADVISORY FEES

2012	2011

$4,637,077	$610,018

ADVISORY FEES WAIVED

2012	2011

$834,600	$105,215

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below.

Annual Total Fund Operating Expenses(1)
(as a percentage of average daily net assets)

Class A	Class C	Class W
1.85%	2.50%	1.65%

(1)              The fees and expenses associated with the Fund’s investment in the Subsidiary will be included in determining the amount of “annual fund operating expenses” for purposes of calculating the expense cap under the Expense Limitation Agreement, even though such fees and expenses are disclosed in the Fund’s Prospectus as “acquired fund fees and expenses.”

These fee waivers and expense reimbursements will continue indefinitely, unless terminated by the Board of Trustees, including a majority of the Disinterested Trustees. For purposes of the Expense Limitation Agreement, Total Annual Fund Operating Expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to the Fund’s investors. These waivers may be discontinued without notice to shareholders. Further, any waivers or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but will appear as footnote disclosure to the Fund’s financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The following table sets forth the expense reimbursements made to the Fund by SunAmerica for the fiscal year ended October 31, 2012 and for the period from June 15, 2011 (commencement of operations) through October 31, 2011.

EXPENSE REIMBURSEMENTS/(RECOUPMENTS)

	Class A	Class C	Class W
2012	$(133,522)	$(41,852)	$(50,515)
2011	$245,630	$46,339	$52,506

37

Subadviser

The Fund and the Subsidiary are subadvised by Wellington Management Company, LLP, located at 280 Congress Street, Boston, MA 02210, which is responsible for investment decisions for the Fund. The Subadviser was retained by SunAmerica to manage the investment portfolio of the Fund, pursuant to the Subadvisory Agreement with respect to the Fund. The Subadviser was retained by SunAmerica to manage the investment portfolio of the Subsidiary, pursuant to the Subadvisory Agreement with respect to the Subsidiary.  As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets.

The Subadviser is responsible for portfolio management for the Fund and the Subsidiary, selection of broker-dealers and negotiation of commission rates.

Pursuant to the Subadvisory Agreement with respect to the Fund, SunAmerica pays to the Subadviser a subadvisory fee at the annual rate of 0.45% of average daily net assets of the Fund on the first $1 billion and 0.40% thereafter. Pursuant to the Subadvisory Agreement with respect to the Subsidiary, SunAmerica pays to the Subadviser a subadvisory fee at the annual rate of 0.45% of average daily net assets of the Subsidiary. Wellington Management has contractually agreed to waive the subadvisory fee it receives with respect to the Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington Management with respect to the Subsidiary. This waiver may not be terminated by Wellington Management and will remain in effect for as long as the contract with the Subsidiary is in place.

The following table sets forth the total subadvisory fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement for the fiscal year ended October 31, 2012 and for the period from June 15, 2011 (commencement of operations) through October 31, 2012 and the amount of subadvisory fees waived during the same period.

Subadvisory Fees

2012	2011

$1,555,559	$206,510

Subadvisory Fees Waived

2012	2011

$341,427	$43,043

INFORMATION REGARDING THE PORTFOLIO MANAGER,

PERSONAL SECURITIES TRADING, DISTRIBUTOR AND SERVICING AGENT

Information about Wellington Management Company, LLP’s Portfolio Manager

The Subadviser’s team of investment professional led by Rick Wurster, CFA, CMT (the “Portfolio Manager”), is primarily responsible for the daily management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Manager

The following table indicates the number of other accounts managed by the Portfolio Manager and the total assets in the accounts in each of the following categories as of October 31, 2012: Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”).  For each category, the table also shows the number

38

of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio	Number of Other Accounts Managed and Total Assets ($ millions except as noted)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based ($ millions except as noted)
Manager	RIC	OPI	OA	RIC	OPI	OA
Rick Wurster, CFA	13	9	0	0	0	0
	$1,288	$1,563	0		0	0

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of Fund shares beneficially owned by the Portfolio Manager as of October 31, 201:

Name of Portfolio Manager	Dollar Range of Equity Securities beneficially owned in each Fund managed by the named Portfolio Manager

Rick Wurster	$100,001-$500,000

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and SunAmerica on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund.  The following information is as of October 31, 2012.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is generally a fixed amount that is determined by the Managing Partners of Wellington Management. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the Portfolio Manager.

The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the 50% MSCI All Country World and 50% Citigroup World Government Bond Index hedged to USD (50%) over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

39

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts.

SunAmerica, the Subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for SunAmerica, the Subadviser and the individuals that they employ. There is no guarantee, however, that these policies and procedures will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he manages. If the structure of the Subadviser’s subadvisory fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees; or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the Subadviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Wellington Management

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s Portfolio Manager generally manages

40

accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time.  In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Fund in securities that may be held or purchased by the Fund to ensure that such investments do not disadvantage the Fund. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust (as defined in the SunAmerica Code) or SunAmerica during the quarter. The SunAmerica Code has been filed as an exhibit to the Trust’s previous registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus.

The Subadviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, the Subadviser will report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, SunAmerica will report to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.

41

The Distributor

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SACS, a registered broker-dealer and an indirect wholly-owned subsidiary of SunAmerica , to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing Prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see “Distribution Plans” below).

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees. The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans

Rule l2b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of the Fund have adopted Distribution Plans (the “Class A Plan” and the “Class C Plan,” and collectively, the “Distribution Plans”).

Under the Class A Plan, the Distributor may receive from the Fund payments at the annual rate of 0.10% of the average daily net assets of the Fund’s Class A shares. Under the Class C Plan, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing this class of shares. The distribution costs for which the Distributor may be reimbursed out of distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, Prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A or Class C Plan will exceed the Distributor’s distribution costs as described above.

The Distribution Plans also provide that each class of shares of the Fund may pay the Distributor an account maintenance fee for payments to broker-dealers for providing continuing account maintenance. This account maintenance fee is up to 0.25% of the aggregate average daily net assets of Class A and Class C shares.

The following table sets forth the distribution and account maintenance fees the Distributor will receive from the Fund based on a percentage of average daily net assets:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	Up to 0.25%
C	0.75%	Up to 0.25%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

42

Continuance of the Distribution Plans is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees. In their consideration of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

Distribution and Account Maintenance Fees

The following table sets forth the distribution and account maintenance fees the Distributor received from the Fund for the fiscal year ended October 31, 2012 and for the period from June 15, 2011 (commencement of operations) through October 31, 2011.

2012

Class A	Class C

$817,950	$525,663

2011

Class A	Class C

$136,339	$27,639

During the fiscal year ended October 31, 2012, the Distributor incurred the following expenses in connection with its distribution of the Fund’s shares:

	Class A	Class C
Compensation to underwriters
Compensation to sales personnel	$713,121	$251,969
Compensation to broker-dealers*	$336,131	$527,595
Advertising	$100,347	$20,657
Printing and mailing of prospectuses to other than current shareholders	$5,945	$1,592
Interest, carrying or other financial charges

Other #	$88,415	$27,247

Total	$1,243,959	$829,060

*For Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.

# Includes miscellaneous printing and marketing overhead expenses.

43

The Distributor serves as distributor of Class W shares and incurs the expenses of distributing the Class W shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Trust, on behalf of Class W shares of the Fund, has entered into a Service Agreement (the “Class W Service Agreement”) with the Distributor to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Service Agreement, as compensation for services rendered, the Distributor receives a fee from the Fund of 0.15% of the daily net assets of the Fund’s Class W Shares.  For the periods ended October 31, 2011 and October 31, 2012, the Distributor received $6,260 and $89,120, respectively, in service fees from the Class W share of the Fund under the Class W Service Agreement.

The following table sets forth the service fees the distributor received from the Fund for the fiscal year ended October 31, 2012 and for the period from June 15, 2011 (commencement of operations) through October 31, 2011:

Class W

2012	$89,120
2011	$6,260

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and VALIC Company, affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Fund in the calendar year ended December 31, 2012. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co

D A Davidson & Company

TD Ameritrade Fiserv Trust Company

Janney Montgomery Scott, LLC

Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

44

Morgan Stanley Smith Barney

National Financial Services/Fidelity Services

Oppenheimer & Co.

Prudential Investments

Raymond James & Associates

RBC Dain Rauscher

Robert W. Baird Stifel, Nicolaus & Co, Inc.

Stifel, Nicolaus & Co, Inc.

UBS Financial Services

VALIC Financial Advisors

Vanguard Group

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Funds, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Fund to SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”), the Transfer Agent or to the Distributor pursuant to the Service Agreement with respect to the Class W shares and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which SAFS, an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Fund. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A and Class C shares subject to review and approval by the Trustees. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

The following table sets forth the fees that SAFS received from the Fund for the fiscal year ended October 31, 2012 and for the period from June 15, 2011 (commencement of operations) through October 31, 2011.

2012

Class A	Class C	Class W

$513,574	$115,646	$130,710

45

2011

Class A	Class C	Class W

$85,313	$6,081	$9,182

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility.  The Trust has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”).  The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent.  The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Trust and the Trust’s shareholders.  A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Trust proxies in accordance with the Policies.  The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees advisers (with respect to the Fund, the investment discretion over which is delegated to the Subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.

The Trust is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda.  The Trust generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting.  The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.  The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Trust.  As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters.  The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis.  In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources.  In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Trust’s shareholders.

Examples of the Fund’s Positions on Voting Matters.  Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•                  Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•                  Vote on a case-by-case basis regarding merger and acquisition matters;

•                  Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

*          The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security.  That is,

46

•                  Not vote proxies for securities that are out on loan;**

•                  Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest.  Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote.  In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Trust’s shareholders and the interest of SunAmerica, the Trust’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Trustee who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders.  Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records.  The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Fund.  The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Trust.

The proxy voting record for the period ending June 30, 2012 will also be available on the SEC’s website at http://www.sec.gov.

Board Reporting.  The Fund’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Fund’s securities.  These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties.  Unless the Fund’s portfolio holdings information has been publicly disclosed, it is the Trust’s policy that its portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Trust’s policy.

The Fund’s complete portfolio holdings will be publicly available via SEC filings made by the Fund on a fiscal quarterly basis.  These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarters.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by SunAmerica’s Legal Department.  The Fund and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Fund’s holdings is permitted, an employee of SunAmerica seeking to disclose such information must submit a written form to his or her department head the Fund will retain or sell a particular security based on objective, rather than subjective, criteria.  For example, in the case of an index fund, the Fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

**    The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies.  The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan.  However, under certain circumstances, including where the investment adviser and/or subadviser to a fund determines that a proxy vote is materially important to the fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

47

requesting the release of non-public portfolio holdings information.  The request must then be submitted to the Legal and/or Compliance departments of SunAmerica. The Fund’s Chief Compliance Officer or SunAmerica’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates.  To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest.  If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers.  Information may be provided to these parties without a time lag.  Service providers that may be provided with information concerning the Fund’s holdings include SunAmerica and its affiliates, the Subadviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Fund.  Portfolio holdings information may also be provided to the Fund’s Board.  The entities to which the Fund provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Fund as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Subadviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Fund’s holdings:

1.                          The Subadviser.  The Subadviser is continuously provided with the entire portfolio holdings for the Fund that it subadvises on a daily basis.

2.                          PricewaterhouseCoopers, LLP (“PwC”).  PwC is provided with entire portfolio holdings information during periods in which it performs its audits of the Fund’s financial statements.  PwC does not disclose to third parties information regarding the Fund’s holdings.

3.                          State Street.  State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund.  State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

4.                          Ernst & Young LLP (“E&Y”). E&Y LLP is provided with portfolio holdings information in connection with the tax services it provides to the Fund.  E&Y LLP does not disclose to third parties information regarding the Fund’s holdings.

5.                          Lipper, Inc. (“Lipper”).  Lipper is provided with the entire portfolio holdings information for the Fund on a monthly basis.  This information is disclosed approximately thirty (30) days after the month-end.  Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group.  Lipper does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above.  This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Fund.

6.                          Morningstar, Inc. (“Morningstar”).  Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge.  Information regarding the Fund is available only with a subscription.  State Street forwards entire

48

portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month-end.  Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.).  Through Morningstar’s Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information.  Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

7.                          Bloomberg LLP (“Bloomberg”).  The Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a quarterly basis, approximately forty-five (45) days after the month end.  This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                          Financial Printers.  Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter.  Financial printers assist the Fund with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants.  Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.                          Investment Company Institute (“ICI”).  Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end.  The ICI uses this information for survey purposes and does not disclose the Fund’s holding information publicly.

10.                   Manhattan Creative Partners (d/b/a “Diligent”).  Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days after the month-end.  Diligent services the website of the retail funds advised by SunAmerica.  Diligent also hosts the Board’s online meeting materials.

11.                   Marketing Firms.  Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, PrimeLook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services. Depending on the Fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period-end.  Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports.  They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

12.                   Institutional Shareholder Services (“ISS”).  ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through the State Street Insight System.  This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Fund and is not publicly disclosed.  SunAmerica’s contract with ISS includes confidentiality disclosure.

13.                   SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Funds.

49

Certain other information concerning a Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that:  (i) the information has been made available to all shareholders of the applicable Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1.                                      Asset Class Information.  Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Fund held in each asset class;

2.                                      Sector or Geographic Information.  Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;

3.                                      Impact of Fund Allocation Information.  Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4.                                      General Portfolio Characteristics.  General portfolio characteristics of the Fund, including, but not limited to, total number of stocks held by the Fund, average market capitalization and return on equity.

Other data regarding a Fund’s portfolio may also be distributed prior to public dissemination of the Fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Fund’s specific portfolio holdings cannot be derived from such data.  Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Subadviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer).  In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Subadviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.  The Subadviser may, however, select broker-dealers that provide it with research services and may cause the Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Subadviser with respect to clients other than the Fund, and not all of these services may be used by the Subadviser in connection with the Fund.  No specific value can be determined for research services furnished without cost to the Subadviser by a broker.  The Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Subadviser’s research and analysis.  Therefore, it may tend to benefit the Fund by improving the quality of the Subadviser’s investment advice.  The investment advisory fees paid by the Fund are not reduced because the Subadviser receives such services.  When making purchases of underwritten issues with fixed underwriting fees, the Subadviser may designate the use of broker-dealers who have agreed to provide the Subadviser with certain statistical, research and other information.

50

The Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Subadviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Subadviser manages.  However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities.  The timing and amount of purchase by each account and company will also be determined by its cash position.  If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Subadviser.  The Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission.  However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Fund for the fiscal year ended October 31, 2012 and  for the period from June 15, 2011 (commencement of operating) through October 31, 2011.

2012 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers

$715,609	$0	0%	0%

2011 Brokerage Commissions

Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers

$91,062	$0	0%	0%

The following table sets forth the Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2012.

51

Broker Dealer	Amount ($) (000s)	Debt/Equity

UBS AG	$51,935	Debt

Banc of America Corp.	$53,075	Debt

BNP Paribas	$45,225	Debt

Royal Bank of Scotland Group PLC	$60,300	Debt

Deutsche Bank AG	$44,590	Debt

Barclays PLC	$45,225	Debt

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Fund’s Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.  Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares).  Class W Shares do not impose a sales charge. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

Waiver of CDSCs.  As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances.  The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death.  CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse.  If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Disability.  CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)).  To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability.  If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

52

Distributions.  CDSCs may be waived on taxable distributions made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SASF serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 ½ at the time the redemption is made.

Systematic Withdrawal Plan.  CDSCs may be waived when periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established or at the times of withdrawal.  All dividends and capital gains distributions must be reinvested.

Purchase by Check

Checks should be made payable to the Fund or payable to SunAmerica Mutual Funds.  A personal check for an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.  In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application.  Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check.  Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States.  Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received.  There are restrictions on the redemption of shares purchased by check for which funds are being collected.  (See “Shareholder Account Information” in the Prospectus.)

A personal check from an investor should be drawn from the investor’s bank account.  In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

Purchase by Federal Funds Wire

 An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent.  Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business.  Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to the Fund’s close of business.  In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.                          You must have an existing SunAmerica Mutual Fund Account before wiring funds.  To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (816) 218-0519.

2.                          Call SAFS’ Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.

3.                          Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [name of fund, class] (include shareholder name and account number).

Waiver of Sales Charges With Respect To Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers and directors of the Trust, and full-time employees of the Subadviser and SunAmerica and their affiliates, as well as members of the selling group and family members of the foregoing.  In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.  Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee

53

based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Fund may be purchased by clients at net asset value.  As described under “Shareholder Account Information” in the Prospectus, Class W shares may be held solely through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund.  Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses.  Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account.  Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege (Class A shares only)

In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase.  To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount.  If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or Financial Intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation (Class A shares only)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more.  In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other fund or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation.  Such notification must be in writing by the dealer or shareholder when such an order is placed by mail.  The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent (Class A shares only)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of the Fund or of other funds advised by SunAmerica which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more.  Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount.  The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

54

Shares of any class of the Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal.  In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid.  Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference.  If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases.

At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal.  In that event, shares of the applicable funds purchased in connection with that the original Letter of Intent (as well as shares purchased during the 30-day period prior to the execution of the original Letter of Intent as referenced above) and still owned by the shareholder will be included in determining the applicable sales charge.  The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal.  Investors electing to purchase shares of the Fund pursuant to this purchase plan should carefully read such Letter of Intent.

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Reduced Sales Charge for Group Purchases (Class A shares only)

Members of qualified groups may purchase Class A shares of the Fund under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of the Fund through a single investment dealer designated by the group.  The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application.  After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent.  Purchases of the Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares.  The minimum investment requirements described above apply to purchases by any group member.  Class C shares are not included in calculating the purchased amount of the Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

55

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary.  For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations.  The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor.  The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Fund at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.  If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash.  In conformity with applicable rules of the SEC, the Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.  If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.  The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers.  Orders received by dealers must be at least $500.  The repurchase price is the net asset value per share of the applicable class of shares of the Fund next-determined after the repurchase order is received, less any applicable CDSC.  Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close.  Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge.  The offer to repurchase may be suspended at any time.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent.  Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares.  Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts.  Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program.  Dollar cost averaging does not assure a profit or protect against loss in a declining market.  Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.  At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares).  Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following table sets forth the front-end sales concessions with respect to Class A shares of the Fund, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales

56

charges with respect to Class C shares of the Fund, received by the Distributor for the fiscal year ended October 31, 2012 and for the period from June 15, 2011 (commencement of operations) through October 31, 2011.

2012

			Contingent	Contingent
Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
Class A	Affiliated	Non-Affiliated	Class A	Class C
Shares	Broker-Dealers	Broker-Dealers	Shares	Shares
$769,196	$227,951	$417,911	—	$42,850

2011

			Contingent	Contingent
Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
Class A	Affiliated	Non-Affiliated	Class A	Class C
Shares	Broker-Dealers	Broker-Dealers	Shares	Shares
$476,412	$207,316	$200,844	—	$519

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange their shares for the same class of shares of any other SunAmerica Mutual Fund distributed by the Distributor that offers such class, at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired.  All exchanges are subject to applicable minimum initial or subsequent investment requirements.  Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of the Fund.  Under this program, another fund’s shares can be exchanged for shares of the Fund, but shares of the Fund cannot be exchanged for another fund’s shares.  Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made.  All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides.  Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts.  The exchange privilege may be terminated or modified upon 60 days’ written notice.  Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another SunAmerica mutual fund where the original purchase of such Fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions.  In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another of SunAmerica mutual fund will retain liability for any CDSC outstanding on the date of the exchange.  In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

57

Because excessive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive.  Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.  In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

Exchanging between Share Classes of the Fund

In connection with advisory fee-based programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their shares of the Fund for another share class of the Fund.  These transactions will be processed as an exchange of the shares you currently hold for shares in the new class.  Shareholders exchanging into a new class must meet the eligibility requirements for such class, as described in the prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering or leaving a Program with such Financial Institution.  Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class A shares for Class W shares — Shareholders that are part of a Program may exchange their Class A shares of the Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program.  Please note that any Class A sales charges that you paid for these shares (including contingent deferred sales charges) will not be credited back to your account.

Exchanging Class C shares for Class W shares - Shareholders that are part of a Program may exchange their Class C shares of the Fund held at the Financial Institution sponsoring the Program for Class W shares of the Fund to be held in the Program.  Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class W shares.

Exchanging Class W shares for Class A shares - Shareholders may exchange Class W shares of the Fund held through a Program for Class A shares of the Fund without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program.  Shareholders should note that the Class A shares of the Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the Fund.

An exchange of shares you currently hold in one class of the Fund for shares in another class of the same Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of exchange of Fund shares.

The Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders.  The Fund at all times also reserves the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE

Shares of each class of the Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m.  Eastern Time).  The Fund calculates the net asset value of its shares by

58

dividing the total value of its net assets by the number of shares outstanding.  The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which they are publicly traded.  Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.  For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security.  This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide closing market prices and information used for adjusting those prices.

Bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available.  The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value.  If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade.  Options and swap contracts traded on national securities exchanges are valued as of the close of the exchange upon which they trade.  Options traded on the over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers. Forward Foreign Currency Contracts are valued at the 4:00 p.m. Eastern Time forward rate.

The Board is responsible for the share valuation process and has adopted a policy and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

59

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute to the registered holders of its shares all or substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses.  The Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses.  Dividends from net investment income will be paid annually.  Net capital gains, if any, will be paid annually.  In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains. Capital loss carry-forwards generated during taxable years beginning after 2010 will not be subject to expiration. As of October 31, 2012, the Fund was entitled to an unlimited long-term capital loss carryforward amount of $1,212,390.

Dividends and distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive in excess of $10 in cash.

Taxes

The Fund intends to remain qualified and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year.  As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders.  The Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, the Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of stock or securities or foreign currencies, certain other income (including, but not limited to, gains from options or futures) and net income derived from qualified publicly traded partnerships (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year.  The Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its later-year ordinary losses (defined as the excess of post-October foreign currency passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

60

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To avoid the tax, the Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years.  To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by the Fund during January of the following year.  Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

The Fund intends to invest up to 25% of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes.  The Fund will gain exposure to the commodities markets through investments in commodity-linked derivative instruments.  On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that income derived from commodity-linked derivates would not be qualifying income.  As such, the Fund’s ability to utilize commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10% of its gross income.  A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative investment instruments that create commodity exposure may be considered qualifying income under the Code. The Fund seeks to gain exposure to the commodities markets primarily through investments in the Subsidiary. The Fund has requested a private letter ruling from the IRS concluding that income derived from the Fund’s investment in the Subsidiary would constitute qualifying income to the Fund.  The IRS has indicated that the granting of private letter rulings, like the one requested by the Fund, is currently suspended, pending further internal discussion.  As a result, there can be no assurance that the IRS will grant the private letter ruling requested.  If the IRS does not grant the private letter ruling request, there is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary will not be considered qualifying income for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.  It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business.  However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business.  There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund will be treated as a “U.S. shareholder” of the Subsidiary.  As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary.  It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary.  Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary.  “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.  If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the

61

Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income.  However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested.  The portion of such ordinary income dividends received from the Fund that may be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be reported as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.  Certain holding period requirements must also be met by the Fund and corporate shareholders.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders that the Fund reports as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.  The maximum capital gains rate is 15% for individuals with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is capital gain. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income (currently at a maximum rate of 35%).  If the Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained.  In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund.

Special rules currently apply to certain qualified dividends paid to individuals.  A dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.  Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.  The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.  For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  It is not anticipated that the Fund’s distributions will be treated as qualified dividend income.

62

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend.  An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund a capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Fund distributions from amounts other than current or accumulated earnings and profits will be treated as returns of capital for federal income tax purposes and will reduce your basis in your shares, with any distributed amount that exceeds your remaining basis constituting capital gain to you.  Fund distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s remaining earnings and profits will not be returns of capital but will be taxable dividends to shareholders.  The Fund’s capital loss carryovers, if any, from the pre-2011 taxable years will not reduce current earnings and profits even if the Fund’s current year distribution requirement is offset by such carryovers.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale and exchange and the shareholder’s adjusted tax basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss.  In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15 for individual shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is capital gain, if such shares were held for more than one year.  In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year.  To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year.  A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares.  This rule applies if shares of the Fund are

63

exchanged within 90 days after the date they were purchased and the new shares are acquired on or before January 31 of the following calendar year without a sales charge or at a reduced sales charge.  In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge.  The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

The Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

The Fund may invest in stocks of foreign companies that are classified under the Code as PFICs.  In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.  In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.  The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders.  Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC.  All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock.  Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC.  If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.  Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year.  Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.  Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss.  These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to the listed futures contracts that the Fund may purchase or sell.  Such options and contracts are classified as “Section 1256 contracts” under the Code.  The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”).  Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”).  Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment.  Any gains or losses recognized by the Fund

64

from transactions in over-the counter options written by the Fund generally constitute short-term capital gains or losses.  Any gain or loss recognized by the Fund from transactions in over-the-counter options purchased by the Fund generally has the same character as the property to which the option relates as in the hands of the Fund (or would have if acquired by the Fund).  When call options written, or put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities.  In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A portion of the Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property.  A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code.  The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains.  The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle.  Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if the Fund makes a “constructive sale” of an appreciated financial position (e.g., stock).  The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures contract to deliver the same or identical property short, or enters into other similar transactions.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  The tax treatment of many types of credit default swaps is uncertain.

The Fund may be required to backup withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United

65

States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W- 8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, and except as otherwise noted, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2014, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state and local taxes.  In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in the Fund.  Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Fund may be purchased by various types of qualified retirement plans.  The summary below is only a brief description of these plans and does not purport to be complete.  Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850.  However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners.  Each qualified pension or profit sharing plan provides tax advantages for employers and participants.  Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Individual 401(k)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements.  The individual 401(k) plan is a type of 401(k) plan relevant to owner-only businesses.  The individual 401(k) plan generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in Code Section 402(g).  In addition,

66

because of its smaller size, the individual 401(k) plan is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Fund may be purchased.  Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts (“IRAs”)

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA.  Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence.  In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA.  Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees.  Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer.  These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return.  Contributions and the earnings thereon are taxable when withdrawn.  A SARSEP may not be established after 1996.  A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan.  Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee.  Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997.  Generally under Section 408A of the Code in 2012, unmarried individuals with adjusted gross income of up to $112,000, and married couples who file a joint return and have joint adjusted gross income of up to $178,000, may contribute the maximum amount allowed to a Roth IRA.  The maximum allowed contribution phases out above such amounts.  Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Educational Savings Accounts

Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997.  Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18.  The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000 for taxable

67

years before 2013. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Five series of shares of the Trust have been authorized pursuant to the Declaration of Trust, one of which is currently offered to shareholders through this SAI: SunAmerica Global Trends Fund.  The Fund has three classes designated as Class A, Class C and Class W shares.  In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances.  Each class of shares of the Trust represents the interests of the shareholders of that series in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held.  The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders.  In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.  There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.  Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable.  Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust.  In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.  All series of shares will vote with respect to certain matters, such as election of Trustees.  When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a series’ policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Fund are identical in all respects, except that: (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, an ongoing account maintenance and service fee, (iii) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class W shares have a $50,000 minimum investment requirement, (v) each class has voting rights on matters that pertain to the Rule l2b-1 plan adopted with respect to such class, and (vi) each class of shares will be exchangeable only into the same class of shares of any of the other SunAmerica mutual funds, not including SASFR (where exchanges are only permitted for Class A shares).  All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable.  Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust.  In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.  It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.  The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

68

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of the Fund, based on the value of each Fund’s net assets and number of shares outstanding on October 31, 2012.

	Class A	Class C†	Class W
Net Assets	$188,865,107	$57,065,097	$60,837,654
Number of Shares Outstanding	13,054,442	3,965,165	4,198,315
Net Asset Value Per Share (net assets divided by number of shares)	$14.47	$14.39	$14.49
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.88	—	—
Offering Price	$15.35	$14.39	$14.49

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                 Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of the Fund.  In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co.  (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund.  Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.  SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Fund.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this SAI by reference to its 2012 Annual Report to Shareholders.  You may request a copy (when available) by calling (800) 858-8850.

69

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”)
Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa                         Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa                               Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A                                      Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa                          Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba                                Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B                                      Obligations rated B are considered speculative and are subject to high credit risk.

Caa                         Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca                                Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C                                      Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.  Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1                              Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay  short term debt obligations.

P-2                              Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3                              Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP                                Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

70

Description of Standard & Poor’s,
a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”),
Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I.                                        Likelihood of payment—capacity and willingness of the obligor  to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.                                   Nature of and provisions of the obligation;

III.                              Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA                     An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA                              An obligation rated “AA” differs from the highest rated obligations only to a  small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A                                       An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB                     An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

71

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB                              An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B                                       An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC                     An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC                              An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C                                       A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D                                       An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

72

NR                              This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1                            A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2                            A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3                            A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B                                       A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1                            A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2                            A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3                            A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C                                       A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D                                       A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

73

SUNAMERICA SPECIALTY SERIES

SUNAMERICA FOCUSED ALPHA GROWTH FUND

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND

(CLASS A, C, W SHARES)

Statement of Additional Information

dated February 28, 2013

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8858

SunAmerica Specialty Series (the “Trust”) is a mutual fund consisting of five funds, two of which are currently offered to shareholders through this Statement of Additional Information (“SAI”): SunAmerica Focused Alpha Growth Fund (the “Focused Alpha Growth Fund”) and SunAmerica Focused Alpha Large-Cap Fund (the “Focused Alpha Large-Cap Fund,” together with the Focused Alpha Growth Fund, the “Funds” and each, a “Fund”).

This SAI is not a prospectus, but should be read in conjunction with the Funds’ Prospectus dated February 28, 2013 (the “Prospectus”).

The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. You may request a copy of the Funds’ annual and semi-annual reports, when available, at no charge by calling (800) 858-8850.

Class	SunAmerica Focused Alpha Growth Fund Ticker Symbols	SunAmerica Focused Alpha Large-Cap Fund Ticker Symbols
A Shares	FOCAX	SFLAX
C Shares	FOCCX	SFLCX
W Shares	FOCWX	SFLWX

i

THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust on December 31, 2003. The Trust consists of five series, two of which are currently offered to shareholders through this SAI: SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund. Effective February 26, 2010, the name of the Trust was changed from “AIG Series Trust” to “SunAmerica Specialty Series.”

On July 27, 2011, the Board of Trustees of the Trust (the “Board”) authorized the offering of Class A, Class C and Class W shares for each Fund.  In addition, on July 27, 2011, the Board approved the reorganization of each of SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) and SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI” and together with FGF, the “Predecessor Funds”), which were closed-end management investment companies, into the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund, respectively.  The reorganizations were approved by shareholders of the Predecessor Funds on December 19, 2011, and became effective on January 23, 2012.  Prior to the Reorganization, the Funds had no operating history.

Each Fund is non-diversified within the meaning of the 1940 Act. SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”) serves as investment manager for the Fund. As described in the Prospectus, SunAmerica has retained Marsico Capital Management, LLC (“Marsico”) and BAMCO, Inc. (“BAMCO”), a wholly-owned subsidiary of Baron Capital Group, Inc. as subadvisers to the Focused Alpha Growth Fund and Marsico and BlackRock Investment Management, LLC (“BlackRock”) as subadvisers to the Focused Alpha Large-Cap Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment goal and policies of each of the Funds are described in the Funds’ Prospectus. Certain types of securities and financial instruments in which the Funds may invest and certain investment practices the Funds may employ, which are described under “More Information about the Funds — Investment Strategies” in the Prospectus, are discussed more fully below. Each Fund’s investment goal, principal investment strategies and principal investment techniques may be changed without shareholder approval.

Unless otherwise specified, each Fund may invest in the following securities and financial instruments. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Warrants and Rights

Each Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof.

Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Convertible Securities and Preferred Stocks

Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

1

Investment in Small, Unseasoned Companies

Each Fund may invest in the securities of small companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

Mid-cap companies may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more than those in volatile large-cap companies.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Funds are authorized to invest without limitation in foreign securities.

Each Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.

For purposes of the Funds’ investment policies, the Funds’ investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S.

2

exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments, the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. Each Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Fund’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because a Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of a Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

Investment Company Securities

Each Fund may invest in the securities of other investment companies subject to the limitations imposed by the 1940 Act, although it is each Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. Each Fund may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, the Fund’s purchase of ETF shares generally are subject to the limitations on, and the risks of, a Fund’s investments in other investment companies. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. A Fund will not invest in other investment companies unless, in the judgment of a subadviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

Each Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. A Fund may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Funds invest may not permit direct investment by foreign investors such as the Funds. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

Each Fund may invest in passive foreign investment companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences (see discussion below under the title “Dividends, Distributions and Taxes”).

Fixed Income Securities

Each Fund may invest in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

3

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The fixed income securities in which the Funds invest will primarily be investment grade. “Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s Rating Service (“S&P”) (AAA, AA, A or BBB, including the + or — designations) or by Moody’s Investors Service (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the subadviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. Each Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and each subadviser, in its discretion, will determine whether to dispose of such security.

Corporate Debt Instruments. These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Funds may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which the Funds may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund’s distribution obligations.

U.S. Government Securities

The Funds may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance. The Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government. All of the foregoing are referred to collectively as “U.S. government securities.” Securities issued or guaranteed by agencies or instrumentalities are supported by: (i) the full faith and credit of the U.S.; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law.

4

In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s net asset value will be affected by those fluctuations.

Short-Term Taxable Securities

“Short-Term Taxable Securities” mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody’s or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime-2 or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least “A” by either of such rating services; certificates of deposit and bankers’ acceptances of banks having assets in excess of $2 billion.

Zero-Coupon Securities Issued by the U.S. Treasury

Each Fund may invest in zero-coupon securities issued by the U.S. Treasury. Zero-coupon U.S. government securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, a Fund may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell securities to maintain liquidity.

Zero-Coupon Bonds Issued by GNMA, FNMA and FIELMC

In addition, each Fund may invest in zero-coupon bonds issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Association (“FHLMC”), and other government sponsored entities, provided that the securities are rated AAA by S&P and Aaa by Moody’s at the time of purchase.

Coupon Bearing U.S. Government Securities

Each Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS

In addition to the U.S. government securities discussed above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of

5

Securities program (“STRIPS”). Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

Treasury Inflation-Protected Securities

Each Fund may invest in U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

To the extent that a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the subadvisers. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Fund’s money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited. Each Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets.

Loan Participations

Each Fund may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company’s name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

The borrower of the underlying loan will be deemed to be the issuer except to the extent a Fund derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the loan participations borrower without the consent of other holders of the

6

loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of a subadviser, they cannot be sold within seven days.

Money Market Instruments

The following is a brief description of the types of U.S. dollar denominated money market securities in which each Fund can invest. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They must be rated in the highest rating categories by Moody’s or S&P, or other rating organizations whose ratings are described in the Appendix. They may have fixed, variable or floating interest rates. Each Fund may invest in the following money market instruments:

U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, as described above.

Bank Obligations. The Funds can buy time deposits, certificates of deposit and bankers’ acceptances. They must be obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion. “Banks” include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

Each Fund will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Commercial Paper. Each Fund can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody’s or other rating organizations. If the paper is not rated, it may be purchased if a subadviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation. Each Fund may purchase commercial paper only if judged by a subadviser to be of suitable investment quality. This includes commercial paper that is rated in the two highest categories by S&P and by Moody’s.

Each Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by a Fund.

Foreign Sovereign Debt Securities

Investing in foreign sovereign debt securities may expose the Funds to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy

7

depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Government Securities

Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See “U.S. Government Securities” above. A Fund may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See “Foreign Securities” above.

Diversification

Each Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent a Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

Because each Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect a Fund’s performance or subject a Fund to greater price volatility than that experienced by diversified investment companies. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Code. To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

In the unlikely event that application of a Fund’s strategy would result in a violation of these requirements of the Code, the Fund would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

8

Eurodollar Instruments

To the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to LIBOR although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR to which many interest rate swaps and fixed income instruments are linked.

Options

Options on Securities. Each Fund may write and purchase call and put options (including yield curve options) on any securities in which such Fund may invest. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss, which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, each Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails a Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the exercise price and any transaction costs incurred minus the sum of the sale price of the underlying investment and the premium received.

Each Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

9

Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies. Each Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if a Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Fund on a foreign currency is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining with the Fund’s custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities Indices. Each Fund may write and purchase call and put options on securities indexes. Puts and calls on broadly-based securities indexes are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as pertaining to calls.

Futures Contracts and Options on Futures

Futures. Each Fund expects to enter into futures transactions for investment purposes in U.S. and non-U.S. equity index futures, U.S. and non-U.S. fixed income futures currency forwards.

A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset, at a specified price, on a specified future date.

The risks associated with a Fund’s use of futures contracts include the risk that: (i) losses caused by sudden, unanticipated market movements may be significant; (ii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference item; (iii) the underlying reference item may not perform the way the subadviser expected it to; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (v) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (vi) although the Fund will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

10

Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment with a futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. A Fund generally intends to deposit repurchase agreements or other money market instruments with the Futures Broker for the initial margin payment. As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the Futures Broker on a daily basis. If a Fund is required to increase its variation margin when the Fund has insufficient cash, the Fund may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

Each Fund may purchase or sell interest rate futures contracts for either investment purposes or to attempt to hedge against the effects of interest rate changes on the Fund’s current or intended investments in fixed income securities. For example, if interest rates were expected to increase, a Fund might sell interest rate futures contracts. If used for hedging, such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio, if any. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of a Fund’s interest rate futures contracts would be expected to increase. If used for investment purposes, the value of the Fund would increase as a result. If used for hedging purposes, this increase in the value of the interest rate futures would be expected to approximately offset the decline in the value of the long-term bonds, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased for investment or as a hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Each Fund may purchase or sell stock index, bond index or single bond futures contracts for either investment purposes or to attempt to hedge the Fund’s current or intended investments against broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to either directly benefit from the increase in value of the futures or to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline in the market value of the Fund’s securities occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and/or if the Fund anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may provide gains for the Fund or offset, in part or entirely, increases in the cost of securities that the Fund intends to purchase. If used for hedging purposes, as such purchases of securities are made, the corresponding positions in stock or bond index futures contracts would be closed out.

Each Fund may purchase or sell foreign currency futures contracts for either investment purposes or to hedge its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency when it anticipates a decline in the value of such currency relative to the dollar. If a Fund holds securities denominated in such currency and such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. If a Fund sold the futures for investment purposes and such decline occurs, the Fund would benefit from the gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Options on Futures. As noted above, the Funds may purchase and write options on commodities, commodities futures contracts, interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on commodities futures contracts, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures.”)

11

Each Fund may write a call on a futures contract for investment purposes or as a partial hedge against declining prices of the securities in the Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides additional income that may provide a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. A Fund may write a put option on a futures contract for investment purposes or as a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides additional income and may provide a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund’s losses from exercised options on futures may to some extent, if utilized for hedging purposes, be reduced or increased by changes in the value of portfolio securities.

Each Fund may purchase options on futures for direct investment purposes or hedging purposes instead of purchasing or selling the underlying futures contract. For example, where a market-wide decline or changes in interest or exchange rates are anticipated, the Fund may purchase put options in lieu of selling a futures contract or for investment purposes. In the event that such decrease or changes occur, a Fund should profit on the option and any loss on the Fund’s futures contracts may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase calls on futures, rather than purchasing the underlying futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Limitations on entering into Futures Contracts and Options on Futures

Each Fund has an operating policy which provides that it will not enter into futures contracts or write put or call options with respect to futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. Each Fund bases its asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to futures contracts that are not contractually required to “cash-settle,” a Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, the Fund sets aside liquid assets in an amount equal to that Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

Each Fund generally will use its money market instruments to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the money market instruments (or any other liquid asset segregated) may not be used for other operational purposes. Each Fund’s subadviser will monitor a Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

Additional Information About Options

The Fund’s custodian, or a securities depositary acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Fund’s entering into a closing transaction.

The Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions

12

may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, a subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by a Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Forward Contracts on Foreign Currencies

Each Fund may engage in Forward Contracts on foreign currency. A Forward Contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract on foreign currencies. The Funds do not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.

A Fund may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

A Fund may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

A Fund may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (“cross-hedged”). A Fund may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

Each Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate

13

amount of the Fund’s commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating assets, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The precise matching of the Forward Contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) on the spot market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract on foreign currencies requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to a Fund of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract on foreign currencies.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Regulatory Aspects of Derivatives and Hedging Instruments

Transactions in options by a Fund are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the

14

Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Each Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Funds, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Funds under the CEA. As a result, effective December 31, 2012, each Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, neither Fund may market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Transactions in options by each Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. With respect to futures contracts that are not contractually required to “cash-settle,” a Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, a Fund sets aside liquid assets in an amount equal to such Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.

Possible Risk Factors in Hedging

Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If a Fund establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if a subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

15

Other Derivatives Strategies

In the future, each Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with a Fund’s investment objective and legally permissible.

Illiquid and Restricted Securities

No more than 15% of the value of each Fund’s net assets, determined as of the date of purchase, may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities (i) subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), (ii) securities that are otherwise not readily marketable, and (iii) repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, a Fund will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees or a subadviser has, pursuant to guidelines established by the Board of Trustees, determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. A subadviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions a subadviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Fund may acquire securities issued by the U.S. government, its agencies or instrumentalities, in a private placement.

Commercial paper issues in which a Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Funds’ 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that a subadviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the subadviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require a subadviser to take into account the same factors described above for other restricted securities and require the subadviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to

16

qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Short Sales

The Funds may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate and maintain daily, cash or liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

Each Fund may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

Hybrid Instruments (Indexed/Structured Securities)

Hybrid instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

17

Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in hybrid instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund’s investment in hybrid instruments will account for more than 10% of the Fund’s return (positive or negative).

When-Issued Securities and Firm Commitment Agreements

Each Fund may purchase or sell securities on a “when-issued” or “delayed delivery” basis and may purchase securities on a firm commitment basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Fund will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to: (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by a subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when issued or forward commitment basis, thereby obtaining the benefit of

18

currently higher cash yields. One form of when-issued or delayed delivery security that each Fund may purchase is a “to be announced” or “TBA” mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

Borrowing

Each Fund is currently permitted to borrow up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) and to borrow additional amounts up to 5% of its total assets for temporary purposes. Any borrowings that exceed this amount will be reduced in accordance with applicable law. The Funds may borrow from banks, in connection with the interfund borrowing and lending program described on page 29, or from other persons, to the extent permitted by applicable law. Interest on money borrowed is an expense a Fund would not otherwise incur and thus may reduce a Fund’s investment return. Although the principal of a Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. The Funds presently do not intend to borrow for investment leveraging purposes.

Loans of Portfolio Securities

While each Fund is permitted to engage in securities lending, neither Fund has currently implemented a securities lending program. In the event a Fund determines to enter into a securities lending program at a future time, a Fund will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by a Fund would also be subject to the approval and oversight of the Board.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by a subadviser to be creditworthy. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s repurchase obligation, and the Fund’s use of proceeds of the agreement may effectively be restricted pending such decision.

Dollar Rolls

Each Fund may enter into “dollar rolls” in which the Fund sells mortgage or other asset-backed securities (“Roll Securities”) for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because “roll” transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon a subadviser’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Standby Commitments

Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Fund, or the valuation of the securities underlying

19

the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. A subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

“Swap” Derivative Transactions

Each Fund may enter into interest rate, securities index, commodity, or security and currency swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. Each Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) of a particular foreign currency, or a “basket” of securities representing a particular index. Swap agreements may also include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amounts themselves. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Whether the Funds’ use of swap agreements will be successful in furthering their investment objective will depend, in part, on a subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indexes, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that are rated investment grade and that a subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 (the “Code”) may limit the Fund’s ability to use swap agreements.

The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Interest Rate Swaps, Swaptions, Mortgage Swaps, Caps, Collars and Floors

In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Funds’ investments are traded, the Funds may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. A Fund will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Fund will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Fund’s limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as a subadviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not

20

constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. Each Fund will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Fund.

A Fund will enter into these transactions only with banks and recognized securities dealers believed by a subadviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified “fixed rate” yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, the subadvisers expect to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

Special Situations

A “special situation” arises when, in the opinion of a subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Initial Public Offerings

Each Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

21

Portfolio Turnover

Each Fund may purchase and sell securities or financial instruments whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities or financial instruments and reinvestment in other securities or financial instruments.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security or financial instrument in the Fund’s portfolio were replaced once per year.

Future Developments

The Funds may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with a Fund’s investment objective, policies and restrictions and is otherwise legally permissible under federal and state laws. The Funds’ Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

Use of Segregated and Other Special Accounts

Many derivative transactions, in addition to other requirements, require that each Fund earmark or segregate cash and/or liquid securities to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay the value of or deliver commodities, securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, a Fund must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate.

OTC options entered into by a Fund, including those on financial instruments or indexes, will generally provide for cash settlement. As a result, when a Fund writes these options it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. OTC and exchange-listed options sold by the Fund other than those listed above generally settle with physical delivery, and the Fund will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract, a Fund must deposit initial margin and any daily variation margin, in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or deliver commodities, securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

With respect to swaps, a Fund will accrue the net mark-to-market amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to a Fund’s net obligation, if any.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligations in related options and derivative transactions.

Interfund Borrowing and Lending Program

The Trust has received exemptive relief from the SEC which permits the Funds to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating funds from a typical bank for a comparable transaction. In addition, the Funds may participate in the program only if and to the extent that such participation is consistent with a Fund’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program

22

is subject to the oversight and periodic review of the board of each participating fund. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions a Fund may not:

1.                      issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.                      concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                      buy or sell commodities or commodity contracts or real estate or interests in real estate, except, in each case, as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

4.                      act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws; and

5.                      make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

For purposes of fundamental restriction 1 above, this restriction shall not be deemed to prohibit a Fund from engaging in reverse repurchase agreements and from making other investments or engaging in other transactions which may involve a borrowing, as long as such investments and/or transactions comply with the 1940 Act and applicable SEC guidance or other applicable regulatory authority. For purposes of fundamental restriction 5 above, this restriction shall not be deemed to prohibit a Fund from (a) purchasing debt securities, (b) entering into repurchase agreements, and (c) lending its portfolio securities, each in accordance with a Fund’s investment policies set forth in the Prospectus and this SAI.

The following restriction is not a fundamental policy and may be changed by the Board without a shareholder vote. A Fund may not:

1.              invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act, which the Subadviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each Trustee and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust. Trustees and officers of the Trust are also trustees/directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SunAmerica Capital Services, Inc. (“SACS”) and other affiliates of SunAmerica.

23

DISINTERESTED TRUSTEES

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
Dr. Judith L. Craven Age: 67	Trustee	2004 to Present	Retired	78	Director, Belo Corp. (1992 to Present); Director, Sysco Corp. (1996 to Present); Director, Luby’s, Inc. (1998 to Present).

William F. Devin Age: 74	Trustee	2004 to Present	Retired	78	Director, Boston Options Exchange (2001 to 2010).

Richard W. Grant Age: 67	Trustee	2011 to Present	Retired. Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	29	None

Stephen J. Gutman Age: 69	Trustee	2004 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2003 to Present); Managing Member, Beau Brummell-SoHo LLC (licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing, Inc. (2009 to Present).	29	None

24

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
William J. Shea Age: 64	Trustee	2004 to Present	Executive Chairman, Caliber ID, Inc. (medical devices) (2007 to Present); Managing Director, DLB Capital, LLC (private equity) (2006 to 2007).	29	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present).

INTERESTED TRUSTEE

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
Peter A. Harbeck(4) Age: 59	Trustee	2004 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	78	None

OFFICERS

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
John T. Genoy Age: 44	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A

Donna M. Handel Age: 46	Treasurer	2004 to Present	Senior Vice President, SunAmerica (2004 to Present).	N/A	N/A

25

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
James Nichols Age: 46	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A

Gregory N. Bressler Age: 46	Secretary and Chief Legal Counsel	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A

Katherine Stoner Age: 56	Chief Compliance Officer	2011 to Present

Vice President, SunAmerica (May 2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to 2011); Vice President, VALIC Financial Advisors, Inc. (2010-2011) and VALIC Retirement Services Company (2010 to Present).

				N/A	N/A

Gregory R. Kingston Age: 47	Vice President and Assistant Treasurer	2004 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

Nori L. Gabert Age: 59	Vice President and Assistant Secretary	2004 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present).	N/A	N/A

26

Name and Age	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During the Past Five Years(3)
Matthew J. Hackethal Age: 41	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present).	N/A	N/A

(1)                  Trustees serve until their successors are duly elected and qualified, subject to the Trustees’ Retirement Plan as discussed below.

(2)                  The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the adviser. The “Fund Complex” includes the Trust (5 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund), SunAmerica Equity Funds (“SAEF”) (3 funds), SunAmerica Income Funds (“SAIF”) (4 funds), SunAmerica Series, Inc. (“Focused”) (7 funds), Anchor Series Trust (“AST”) (8 funds), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), VALIC Company I (“VALIC I”) (34 funds), Company II (“VALIC II”) (15 funds), SunAmerica Series Trust (“SAST”) (38 funds), and Seasons Series Trust (“SST”) (21 funds).

(3)                  Directorships of Companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

(4)                  Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of SACS.

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and the Funds rests with the Board of Trustees (the “Board”). The Trust, on behalf of the Funds, has engaged SunAmerica and Marsico and BAMCO to manage the Focused Growth Fund and Marsico and BlackRock to manage the Focused Large-Cap Fund on a day-to day basis, respectively (Marsico, BAMCO, and BlackRock are each a “Subadviser” and collectively the “Subadvisers”). The Board is responsible for overseeing SunAmerica and the Subadvisers and any other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no Interested Trustees are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Funds’ investment management and business affairs, and also by the Funds’ Subadvisers and other service providers in connection with the services they provide to the Funds. Each of SunAmerica, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadvisers and the Funds’ other service providers (including

27

the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Fund and as a trustee or director of the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or nonprofit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Fund. She currently serves as a director or trustee with respect to 78 of the funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. He currently serves as a director or trustee with respect to of 78 of the funds in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange since 2001.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011, and serves as Chairman of the Board of the Trust. He currently serves as a director or trustee with respect to 29 of the funds in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Trustees of the Trust.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Fund. He currently serves as a director or trustee with respect to 29 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Fund. He currently serves as a director or trustee with respect to 29 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Fund. He currently serves as a director or trustee with respect to 78 of the funds in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of Advisor Group, Inc, since 2004.

The Board has established four Committees, i.e., Audit Committee Nominating and Compensation Committee, Ethics Committee, and Governance Committee.

Each Disinterested Trustee serves on the Trust’s Audit Committee. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica.

The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee of the Trust are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Shea serving as Chairman. Committee members each receive $2,887 per meeting for serving on the Audit Committees of the SunAmerica Mutual

28

Funds (“SAMF”)(1), AST and SASFR. Mr. Shea receives a $5,775 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met five times during the fiscal year ending October 31, 2012.

The Nomination and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated by Trustees as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nominating Committee will consider candidates proposed by shareholders for election as Trustees. The members of the Nominating Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,732 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Shea and Dr. Craven each receive a $1,155 annual retainer for serving as a member of the Nominating Committees of SAMF, AST and SASFR. Messrs. Devin, Grant, Shea and Dr. Craven each receive $577 per scheduled meeting ($289 for telephonic meetings) and Mr. Gutman, as Chairman, receives $693 per scheduled meeting ($346 per telephonic meeting). The Nominating and Compensation Committee met one time during the fiscal year ending October 31, 2012.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $1,732 annual retainer for serving as Chairman of the Ethics Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Gutman and Shea each receive a $1,155 annual retainer for serving on the Ethics Committees of SAMF, AST and SASFR. Messrs. Devin, Grant, Gutman and Shea each receive $577 per scheduled meeting ($289 for telephonic meeting) and Dr. Craven, as Chairman, receives $693 per scheduled meeting ($346 per telephonic meeting). The Ethics Committee met one time during the fiscal year ending October 31, 2012.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,732 annual retainer for serving as Chairman of the Governance Committees of SAMF, AST and SASFR and Messrs. Grant, Gutman, Shea and Dr. Craven each receive a $1,155 annual retainer for serving on the Governance Committees of SAMF, AST and SASFR. Messrs. Grant, Gutman, Shea and Dr. Craven each receive $577 per scheduled meeting ($289 for telephonic meeting) and Mr. Devin, as Chairman, receives $693 per scheduled meeting ($346 per telephonic meeting). The Governance Committee met one time during the fiscal year ending October 31, 2012.

(1)                  SAMF consists of the Trust, SAIF, SA Series and SAMMF.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)
Disinterested Trustees
Dr. Judith K. Craven	None	None
William F. Devin	Over $100,000	Over $100,000
Richard W. Grant	None	None
Stephen J. Gutman	None	$1-$10,000
William J. Shea	None	None
Interested Trustee
Peter A. Harbeck	Over $100,000	Over $100,000

(1)                  Includes SAMF, SST, SAST, AST and SASFR.

Trustee Compensation

The Trust pays each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Trustee receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $69,300 in annual compensation ($103,950 in annual compensation

29

for the Chairman of the Board) for acting as a director or trustees of all the SAMF. Each Disinterested Trustee of SAMF receives an additional $5,775 per attended quarterly meeting ($8,662 for the Chairman of the Board). Each Disinterested Trustee of SASFR receives $1,039 for each quarterly meeting attended ($1,559 for the Chairman of the Board) and $4,158 in annual compensation ($6,237 for the Chairman of the Board). Each Disinterested Trustee of AST receives $23,100 in annual compensation ($34,650 in annual compensation for the Chairman of the Board). Each Trustee receives from each portfolio within SAMF, SASFR and AST a pro rata portion of $2,887.50 in compensation for attendance at each Special Board Meeting ($4,331.25 for the Chairman of the Board). This per meeting fee will be allocated to each portfolio based upon such portfolio’s net assets and will also be allocated only to those portfolios that are subject to that meeting.

The Trustees have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)(2) or has attained the age of 60 while a Disinterested Trustee and completed five (5) consecutive years of service as a trustee or director of any Adopting Fund (an “Eligible Trustee”). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

(2)                  SAMF, AST and SASFR have adopted the Retirement Plan.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal period ended October 31, 2012. Neither the Interested Trustees of the Trust nor any officers of the Fund receive any compensation.

COMPENSATION TABLE

Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustee(1)
Dr. Judith L. Craven (2)	$21,828	$307,047
William F. Devin (2)	$20,520	$345,047
Richard W. Grant	$30,322	$201,355
Stephen J. Gutman	$21,857	$141,447
William J. Shea	$22,376	$146,137

(1)                                 Information is as of October 31, 2012 for the investment companies that pay fees to these Trustees.  The investment companies are the SAMF, AST, SASFR, VALIC I and VALIC II.

(2)                                 Mr. Devin and Dr. Craven are also Trustees of VALICI and VALIC II.

30

As of December 31, 2012, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of each Fund.

Principal Holders of Securities.

The following shareholders owned, of record or beneficially, 5% or more of the indicated Fund Class’ shares outstanding as of January 31, 2013:

Fund and Class	Holder and Address	Percentage Owned

SunAmerica Focused Alpha Growth Fund Class A	SunAmerica Focused Multi-Asset Strategy Fund Attn: Greg Kingston 2929 Allen Parkway #A8-10 Houston, TX 77019-7100	7.28%

SunAmerica Focused Alpha Growth Fund Class A	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	6.23%

SunAmerica Focused Alpha Growth Fund Class A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint louis, MO 63103	5.64%

SunAmerica Focused Alpha Growth Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.07%

SunAmerica Focused Alpha Growth Fund Class C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103	12.02%

SunAmerica Focused Alpha Growth Fund Class C	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	10.15%

SunAmerica Focused Alpha Growth Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.79%

SunAmerica Focused Alpha Growth Fund Class W	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	93.93%

SunAmerica Focused Alpha Large-Cap Fund Class A	SunAmerica Focused Balanced Strategy Fund Attn: Greg Kingston 2929 Allen Parkway #A8-10 Houston, TX 77019-7100	15.13%

SunAmerica Focused Alpha Large-Cap Fund Class A	Charles Schwab & Co Inc Spec Custody for Benefit of Cust 101 Montgomery Street San Francisco, CA 94104	10.02%

SunAmerica Focused Alpha Large-Cap Fund Class A	SunAmerica Focused Balanced Strategy Fund Attn: Greg Kingston 2929 Allen Parkway #A8-10 Houston, TX 77019-7100	6.39%

31

SunAmerica Focused Alpha Large-Cap Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.10%

SunAmerica Focused Alpha Large-Cap Fund Class C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103	11.63%

SunAmerica Focused Alpha Large-Cap Fund Class C	UBS Financial Services Inc FBO UBS WM USA Omni Acct M/F 499 Washington Blvd Floor 9	5.94%

SunAmerica Focused Alpha Large-Cap Fund Class C	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	5.34%

SunAmerica Focused Alpha Large-Cap Fund Class W	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	56.86%

SunAmerica Focused Alpha Large-Cap Fund Class C	SunAmerica Asset Management Corp Attn: Frank Curran Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	26.33%

SunAmerica Focused Alpha Large-Cap Fund Class C	NFS LLC FEBO FMT Co Cust IRA 375 Broadway Spc 324	5.95%

MANAGEMENT OF THE FUNDS

Adviser

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as investment adviser to each Fund pursuant to the Investment Advisory and Management Agreement with the Trust, on behalf of each Fund. The Adviser is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).

As of December 31, 2012, SunAmerica managed, advised and/or administered assets of approximately $50.2 billion.

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

Under the Investment Advisory and Management Agreement with respect to the Fund, SunAmerica provides various administrative services and supervises the business affairs of the Fund, subject to general review by the Trustees. SunAmerica has delegated portfolio management to the Subadvisers.

SunAmerica has retained each Subadviser to provide portfolio management services to each Fund, pursuant to a Subadvisory Agreement. Retention of the Subadvisers in no way reduces the responsibilities or obligations of SunAmerica under the Investment Advisory and Management Agreement with respect to the Funds and SunAmerica shall be responsible for all acts and omissions of the Subadvisers, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below.

Except to the extent otherwise specified in the Investment Advisory and Management Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and SAIs with respect to the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders, shareholder recordkeeping and shareholder account service; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Funds;

32

postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Funds, each Fund will pay SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Fund. The Investment Advisory and Management Agreement with respect to each Fund will continue in effect until June 30, 2013, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Investment Advisory and Management Agreement with respect to the Fund is terminable by either party, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event it is “assigned” by SunAmerica (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)).

The following table sets forth the total advisory fees incurred by the Fund pursuant to the Investment Advisory and Management Agreement for the fiscal period ended October 31, 2012.

ADVISORY FEES

2012
Focused Alpha Growth Fund	$1,712,201
Focused Alpha Large-Cap Fund	$1,163,593

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below.

Annual Total Fund Operating Expenses

(as a percentage of average daily net assets)

Fund	Class A	Class C	Class W
SunAmerica Focused Alpha Growth Fund	1.72%	2.37%	1.52%
SunAmerica Focused Alpha Large-Cap Fund	1.72%	2.37%	1.52%

These fee waivers and expense reimbursements will continue indefinitely, unless terminated by the Board of Trustees, including a majority of the Disinterested Trustees. For purposes of the Expense Limitation Agreement, Total Annual Fund Operating Expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses.

SunAmerica may also voluntarily waive or reimburse additional amounts to increase the investment return to the Funds’ investors. These waivers may be discontinued without notice to shareholders. Further, any waivers or reimbursements made by SunAmerica with respect to a Fund is subject to recoupment from the Fund within the following two years, provided that a Fund is able to effect such payment to SunAmerica and remain in compliance with the applicable expense limitations in effect at the time the waivers and/or reimbursements were made. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but will appear as footnote disclosure to a Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The following table sets forth the expense reimbursements made to the Funds by SunAmerica for the fiscal period ended October 31, 2012.

EXPENSE REIMBURSEMENTS/(RECOUPMENTS)

2012

	Class A	Class C	Class W
Focused Alpha Growth Fund	$(45,312)	$(17,445)	$(21,183)
Focused Alpha Large-Cap Fund	$(56,659)	$(19,090)	$(21,289)

33

The Subadvisers

Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the supervision by SunAmerica, which pays the other Subadvisers’ fees, and pursuant to various subadvisory agreements with SunAmerica. The Subadvisers are as follows:

Fund	Subadvisers
Focused Alpha Growth Fund	Marsico
BAMCO

Focused Alpha Large-Cap Fund	Marsico
BlackRock

As described in the Prospectus, SunAmerica, as the Funds’ investment adviser, will initially allocate the assets of each Fund among the respective Fund’s Subadvisers. SunAmerica will also allocate new cash from share purchases and proceeds of redemption requests in a similar manner. SunAmerica intends to periodically review the asset allocation in each Fund to ensure that no portion of assets managed by a Subadviser significantly differs from a Fund’s target allocation. In the event such a significant differential exists, SunAmerica will determine whether to reallocate cash flows among the Subadvisers differently from the manner described above, in an effort to rebalance a Fund’s assets. In some instances, the effect of the reallocation will be to shift assets from a better performing portion of a Fund to a portion of a Fund with a relatively lower total return. In general, SunAmerica will not rebalance or reallocate the existing assets of a Fund among Subadvisers. Each Subadviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the portfolio allocated to the Subadviser. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Subadvisers for each Fund may vary according to the level of assets of each Fund.

The following table sets forth the total subadvisory fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreement for the fiscal period ended October 31, 2012.

Subadvisory Fees

2012

Focused Alpha Growth Fund	$833,285
Focused Alpha Large-Cap Fund	$465,438

INFORMATION REGARDING THE PORTFOLIO MANAGERS,

PERSONAL SECURITIES TRADING, DISTRIBUTOR AND SERVICING AGENT

Other Accounts Managed by the Portfolio Managers

The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of October 31, 2012 (unless otherwise indicated). Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Advisers /	Portfolio	Number of Other Accounts Managed and Total Assets by Account			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Fund	Subadvisers	Manager	RIC	OPI	OA	RIC	OPI	OA
Focused Alpha Growth Fund	Marsico	Thomas F. Marsico	27 $13,508 Million	11 $1,514Million	78(1) $6,672 Million	0 N/A	0 N/A	0 N/A
Focused Alpha Growth Fund	BAMCO	Ronald Baron	8 $8.0 Billion	2 $53Million	35 $1.1 Billion	0 N/A	1 $61 Million	0 N/A
Focused Alpha Large-Cap Fund	Marsico	Thomas F. Marsico	27 $13,566 Million	11 $1,514 Million	78(1) $6,672 Million	0 N/A	0 N/A	0 N/A
Focused Alpha Large-Cap Fund (3)	BlackRock	Chris Leavy	25 $12,160 Million	9 $1,690 Million	8 (1)$1,600 Million	0 N/A	0 N/A	0 N/A

34

(1)                   One of these accounts is a wrap fee platform which includes approximately 2,962 underlying clients for total assets of approximately $817 million, and three of the “Other Accounts” represent model portfolios for total assets of approximately $1,677million, which also have a number of underlying client accounts.

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of Fund shares beneficially owned by any Portfolio Manager as of January 31, 2013:

Fund	Portfolio Manager	Dollar Range of Equity Securities beneficially owned in each Fund managed by the named Portfolio Manager
Focused Alpha Growth Fund	Ronald Baron	$100,001-$500,000
Focused Alpha Large-Cap Fund

BlackRock

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Doll may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Doll may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance

35

of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager	Applicable Benchmarks
Chris Leavy	Multi-Cap Core Funds, Multi-Cap Growth Funds and Multi-Cap Value Funds Classifications

A smaller element of portfolio manager discretionary compensation may include consideration of financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Doll has received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Mr. Doll has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.

BAMCO

Potential Conflicts of Interest

Conflicts of interest could arise in connection with managing the Fund along with other funds and clients of BAMCO and its affiliated investment adviser Baron Capital Management, Inc. Because of market conditions, client investment restrictions, adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Fund and all clients at all times. BAMCO has joint trading policies and procedures designed to ensure that no Fund or client is systematically given preferential treatment over time. The Fund’s Chief Compliance Officer monitors allocations for consistency with this policy annually. Because an investment opportunity may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the accounts of clients managed by BAMCO and its affiliate.

36

To the extent that the Fund’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among the Fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may provide more revenue to BAMCO. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, BAMCO takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Fund and other accounts.

A conflict could arise when a portfolio manager has an investment in one Fund as opposed to another, or has a larger investment in one Fund than in others he manages. BAMCO or its affiliate may also receive a performance-based fee with respect to certain accounts, which could create a conflict.

BAMCO believes that it has policies and procedures in place that address its potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions and allocations of orders for execution to brokers), disclosure of confidential information and employee trading.

Compensation

Mr. Baron has an employment agreement that includes a fixed base salary, a fixed bonus and a performance bonus based on a percentage of the management fees earned on the funds that he manages. The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder, Chief Executive Officer and Chief Investment Officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration is given to Mr. Baron’s reputation, the long-term performance records of the funds under his management and the profitability of the Firm.

Marsico

Description of any Material Conflicts

A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.

37

Portfolio Manager Compensation

The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust (as defined in the SunAmerica Code) or SunAmerica during the quarter. The SunAmerica Code has been filed as an exhibit to the Trust’s previous registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

Each of the Subadvisers has adopted a written Code of Ethics, and has represented that the provisions of such Codes of Ethics are substantially similar to those in the SunAmerica Code. Further, the Subadvisers will report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, SunAmerica will report to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.

The Distributor

The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SACS, a registered broker-dealer and an indirect wholly-owned subsidiary of SunAmerica , to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see “Distribution Plans” below).

The Distribution Agreement continues in effect from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees. The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered

38

among the brokers affiliated with the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of each Fund have adopted Distribution Plans (the “Class A Plan” and the “Class C Plan,” and collectively, the “Distribution Plans”).

Under the Class A Plan, the Distributor may receive payments from the Fund at the annual rate of 0.10% of the average daily net assets of the Fund’s Class A shares.  Under the Class C Plan, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund’s Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing this class of shares.  The distribution costs for which the Distributor may be reimbursed out of distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, Prospectus printing and distribution and compensation to wholesalers.  It is possible that in any given year the amount paid to the Distributor under the Class A or Class C Plan will exceed the Distributor’s distribution costs as described above.

The Distribution Plans also provide that each class of shares of each Fund may pay the Distributor an account maintenance fee for payments to broker-dealers for providing continuing account maintenance. This account maintenance fee is up to 0.25% of the aggregate average daily net assets of Class A and Class C shares.

The following table sets forth the distribution and account maintenance fees the Distributor will receive from the Funds based on a percentage of average daily net assets:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Continuance of the Distribution Plans is subject to annual approval by vote of the Board of Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees. In their consideration of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

Distribution and Account Maintenance Fees

The following table sets forth the distribution and account maintenance fees the Distributor received from the Funds for the fiscal period ended October 31, 2012.

2012

	Class A	Class C
Focused Alpha Growth Fund	$506,008	$77,125
Focused Alpha Large-Cap Fund	$354,325	$74,834

During the fiscal year ended October 31, 2012, the Distributor incurred the following expenses in connection with its distribution of the Fund’s shares:

39

Focused Alpha Growth Fund	Class A	Class C
Compensation to underwriters	—	—
Compensation to sales personnel	$72,215	$9,471
Compensation to broker-dealers*	$167,180	$59,841
Advertising	$29,528	$1,689
Printing and mailing of prospectuses to other than current shareholders	$10,700	$784
Interest, carrying or other financial charges	—	—
Other #	$62,904	$11,021
Total	$342,527	$82,806

Focused Alpha Large-Cap Fund	Class A	Class C
Compensation to underwriters	—	—
Compensation to sales personnel	$66,578	$3,105
Compensation to broker-dealers*	$93,296	$61,315
Advertising	$27,701	$1,451
Printing and mailing of prospectuses to other than current shareholders	$10,332	$613
Interest, carrying or other financial charges	—	—
Other #	$46,428	$10,721
Total	$244,335	$77,205

*For Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.

# Includes miscellaneous printing and marketing overhead expenses.

The Distributor serves as distributor of Class W shares and incurs the expenses of distributing the Class W shares under the Distribution Agreement, none of which are reimbursed or paid by a Fund.

The Trust, on behalf of Class W shares of each Fund, has entered into a Service Agreement (the “Class W Service Agreement”) with the Distributor to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Service Agreement, as compensation for services rendered, the Distributor receives a fee from each Fund of 0.15% of the daily net assets of the Fund’s Class W Shares.

The following table sets forth the service fees the Distributor received from the Funds for the fiscal period ended October 31, 2012.

Class W
Focused Alpha Growth Fund	$3,793
Focused Alpha Large-Cap Fund	$249

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and VALIC Company, affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion

40

on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Funds in the calendar year ended December 31, 2012. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co

D A Davidson & Company

TD Ameritrade Fiserv Trust Company

First Clearing Corp Wells Fargo

Janney Montgomery Scott, LLC

Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

Morgan Stanley

National Financial Services/Fidelity Services

Oppenheimer & Co.

Prudential Investments

Raymond James & Associates

RBC Dain Rauscher

Robert W. Baird

Stifel, Nicolaus & Co, Inc.

UBS Financial Services

VALIC Financial Advisors

Vanguard Group

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Funds, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”), the Transfer Agent or to the Distributor pursuant to the Service Agreement with respect to the Class W shares and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which SAFS, an affiliate of SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harbors de Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares subject to review and approval by the Trustees. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

The following table sets forth the fees that SAFS received from the Fund for the fiscal period ended October 31, 2012.

41

2012

	Class A	Class C	Class W
Focused Alpha Growth Fund *	$317,764	$16,967	$5,563
Focused Alpha Large-Cap Fund *	$222,156	$16,464	$365

Effective January 23, 2012 for Class A and January 24, 2012 for Class C and Class W.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Trust and the Trust’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Trust proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees advisers (with respect to the Funds, the investment discretion over which is delegated to a Subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.

The Trust is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Trust generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board of Trustees has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Trust’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•                  Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•                  Vote on a case-by-case basis regarding merger and acquisition matters;

•                  Not vote proxies for index funds/portfolios and passively managed funds/portfolios;(3)

•                  Not vote proxies for securities that are out on loan;(4)

•                  Vote on a case-by-case basis on equity compensation plan.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

(3)                  The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether a Fund retains a particular security. That is, a Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, a Fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

42

(4)                  The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a fund determines that a proxy vote is materially important to the fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

However, if a situation arises where a vote presents a conflict between the interests of the Trust’s shareholders and the interest of SunAmerica, the Trust’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Trustee who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of each Fund. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Trust.

The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a fund determines that a proxy vote is materially important to the fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov.

Board Reporting. The Funds’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information has been publicly disclosed, it is the Trust’s policy that its portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Trust’s policy.

The Funds’ complete portfolio holdings will be publicly available via SEC filings made by the Fund on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarters.

In addition, the Funds’ complete holdings information will be made available on the Funds’ website on a monthly basis. The Funds’ holdings for each month will be posted on the first business day following the 15th day of the following month.

Portfolio holdings information shall not be publicly disclosed until the information is at least fifteen (15) days old, unless otherwise approved by SunAmerica’s Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of SunAmerica seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance Departments of SunAmerica. The Fund’s Chief Compliance Officer or SunAmerica’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Fund’s shareholders and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds’ operation or is in the Funds’ best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

43

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include SunAmerica and its affiliates, the Subadviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Board. The entities to which the Funds provide portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds are required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Subadviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds’ holdings:

1.                      Subadvisers. Each subadviser is continuously provided with the entire portfolio holdings for each Fund that it subadvises on a daily basis.

2.                      PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits of the Funds’ financial statements. PwC does not disclose to third parties information regarding the Funds’ holdings.

3.                      State Street. State Street, as custodian to the Funds, has daily access to the entire holdings of each Fund. State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Funds.

4.                      Ernst & Young LLP (“E&Y”). E&Y LLP is provided with portfolio holdings information in connection with the tax services it provides to the Funds. E&Y LLP does not disclose to third parties information regarding the Funds’ holdings.

5.                      Lipper, Inc. (“Lipper”). Lipper is provided with the entire portfolio holdings information for the Fund on a monthly basis. This information is disclosed approximately thirty (30) days after the month-end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Fund.

6.                      Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month-end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

7.                      Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately forty-five (45) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.                      Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.                      Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

10.               Zeno Consulting (“Zeno”). State Street provides purchase and sale information with respect to the Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to SunAmerica and Zeno

44

does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Zeno includes a confidentiality clause.

11.               Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days after the month-end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

12.               Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, PrimeLook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period-end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

13.               Institutional Shareholder Services (“ISS”). ISS downloads portfolio information as needed (i.e., custodian identification number, security identification number, share position and description of the security) through the State Street Insight System. This information is used solely for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of a Fund and is not publicly disclosed. SunAmerica’s contract with ISS includes confidentiality disclosure.

14.              SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Funds.

Certain other information concerning a Fund’s portfolio described below may also be disclosed prior to the public dissemination of the Fund’s portfolio holdings, provided that:  (i) the information has been made available to all shareholders of the applicable Fund (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Fund’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1.                                      Asset Class Information.  Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Fund held in each asset class;

2.                                      Sector or Geographic Information.  Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Fund held in each sector or geographic region/country;

3.                                      Impact of Fund Allocation Information.  Impact of asset class, sector or geographic information, including contributors/detractors to the Fund’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4.                                      General Portfolio Characteristics.  General portfolio characteristics of the Fund, including, but not limited to, total number of stocks held by the Fund, average market capitalization and return on equity.

Other data regarding a Fund’s portfolio may also be distributed prior to public dissemination of the Fund’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Fund’s specific portfolio holdings cannot be derived from such data.  Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Subadvisers are responsible for decisions to buy and sell securities for each respective Fund, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

45

A Subadviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. The Subadviser may, however, select broker-dealers that provide it with research services and may cause a Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to a Subadviser with respect to clients other than the Fund, and not all of these services may be used by Subadvisers in connection with the Funds. No specific value can be determined for research services furnished without cost to a Subadviser by a broker. A Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Subadviser’s research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Subadvisers’ investment advice. The investment advisory fees paid by a Fund are not reduced because a Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, a Subadviser may designate the use of broker-dealers who have agreed to provide the Subadvisers with certain statistical, research and other information.

Subadvisers may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Subadviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies that the Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Subadviser. The Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal period ended October 31, 2012.

2012 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Focused Alpha Growth Fund	$261,275	$0	0%	0%
Focused Alpha Large-Cap Fund	$229,037	$0	0%	0%

The following table sets forth the Funds’ holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2012.

Focused Alpha Growth Fund

Broker Dealer	Amount ($) (000s)	Debt/Equity
State Street Corp.	$20,696	Debt

Focused Alpha Large-Cap Fund

Broker Dealer	Amount ($) (000s)	Debt/Equity
Citigroup, Inc.	$7,321	Equity
JP Morgan Chase & Co.	$6,944	Equity
State Street Corp.	$15,277	Debt

46

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Fund’s Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met the Funds’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor may be imposed: (i) at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares). Class W Shares do not impose a sales charge. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following table sets forth the front-end sales concessions with respect to Class A shares of the Funds, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class C shares of the Funds, received by the Distributor for the fiscal period ended October 31, 2012.

2012

				Contingent	Contingent
	Front-End Sales	Amount Class A	Amount Class	Deferred	Deferred
	Concessions	Reallowed to	A Reallowed to	Sales Charge	Sales Charge
	Class A	Affiliated	Non-Affiliated	Class A	Class C
	Shares	Broker-Dealers	Broker-Dealers	Shares	Shares
Focused Alpha Growth Fund	$216,648	$51,389	$135,015	—	$598
Focused Alpha Large-Cap Fund	$61,683	$17,085	$35,672	$6,155	$73

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SASF serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

47

Systematic Withdrawal Plan. CDSCs may be waived when periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established or at the times of withdrawal. All dividends and capital gains distributions must be reinvested.

Purchase by Check

Checks should be made payable to the specific Fund or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business; plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.                      You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (816) 218-0519.

2.                      Call SAFS’ Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

3.                      Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [name of Fund, class] (include shareholder name and account number).

Waiver of Sales Charges With Respect To Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers and directors of the Trust, and full-time employees of the Subadvisers and SunAmerica and their affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Funds as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. As described under “Shareholder Account Information” in the Prospectus, Class W shares may be held solely through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

48

Combined Purchase Privilege (Class A shares only)

In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform a Fund at the time of your purchase of such Fund’s shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or Financial Intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation (Class A shares only)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other fund or of any of the other Fund or any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent (Class A shares only)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds or of other funds advised by SunAmerica which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

Shares of any class of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases.

At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable funds purchased in connection with that the original Letter of Intent (as well as shares purchased during the 30-day period prior to the execution of the original Letter of Intent as referenced above) and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to this purchase plan should carefully read such Letter of Intent.

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by such Fund.

Reduced Sales Charge for Group Purchases (Class A shares only)

Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

49

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class C shares are not included in calculating the purchased amount of a Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Fund at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act on behalf of each of the Funds, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met a Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy

50

involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares). Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

Redemption Fee (Class A shares only)

As discussed under “Shareholder Account Information” in the Prospectus, Class A shares of the Funds acquired in connection with the reorganization of the SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund with the SunAmerica Focused Alpha Growth Fund, Inc., and SunAmerica Focused Alpha Large-Cap Fund, Inc., respectively, are subject to a redemption fee of 1.00% of the total redemption amount (calculated at net asset value) on fund shares redeemed or exchanged on or before April 20, 2012.

EXCHANGE PRIVILEGE

Shareholders of the Funds may exchange their shares for the same class of shares of any other SunAmerica Mutual Fund distributed by the Distributor that offers such class, at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of each of the Funds. Under this program, another fund’s shares can be exchanged for shares of each Fund, but shares of the Funds cannot be exchanged for another fund’s shares. Through this program, the minimum exchange amount is $50 (which may be waived at the discretion of SunAmerica) and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another of SunAmerica Mutual Fund will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, each Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

Exchanging between Share Classes of the Fund

In connection with advisory fee-based programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their shares of a Fund between Class A shares of the Fund and Class W shares of the same Fund.  These transactions will be processed as an

51

exchange of the shares you currently hold for shares in the new class.  Shareholders exchanging into a new class must meet the eligibility requirements for such class, as described in the prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering or leaving a Program with such Financial Institution.  Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class A shares for Class W shares — Shareholders that are part of a Program may exchange their Class A shares of a Fund held at the Financial Institution sponsoring the Program for Class W shares of the same Fund to be held in the Program.  Please note that any Class A sales charges that you paid for these shares (including contingent deferred sales charges) will not be credited back to your account.

Exchanging Class C shares for Class W shares - Shareholders that are part of a Program may exchange their Class C shares of a Fund held at the Financial Institution sponsoring the Program for Class W shares of the same Fund to be held in the Program.  Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class W shares.

Exchanging Class W shares for Class A shares - Shareholders may exchange Class W shares of a Fund held through a Program for Class A shares of the same Fund without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program.  Shareholders should note that the Class A shares of the Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the Fund.

An exchange of shares you currently hold in one class of the Fund for shares in another class of the same Funds will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of exchange of Fund shares.

The Funds may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders.  The Fund at all times also reserves the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Fund are valued at least daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in

52

accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide closing market prices and information used for adjusting those prices.

Bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade. Options and swap contracts traded on national securities exchanges are valued as of the close of the exchange upon which they trade.Options traded on the over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers. Forward Foreign Currency Contracts are valued at the 4:00 p.m. Eastern Time forward rate.

The Board is responsible for the share valuation process and has adopted a policy and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to distribute to the registered holders of its shares all or substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income will be paid annually. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains. Capital loss carry-forwards generated during taxable years beginning after 2010 will not be subject to expiration. As of October 31, 2012, the Focused Alpha Growth Fund was entitled to capital loss carry forwards of $18,773,056 and $41,996,903, and the Focused Alpha Large-Cap Fund was entitled to capital loss carry forwards of $97,878,663 and $79,653,978, each expiring in 2016 and 2017, respectively.  Further, Focused Alpha Growth Fund was entitled to an unlimited short-term capital loss carry-forwards of $417,459 and an unlimited long-term capital loss carryforwards of $240,775. Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2012, based on current tax law, the Focused Alpha Growth, and Focused Alpha Large-Cap have $39,616,979 and $134,337,649, respectively, of capital losses that will not be available for use.

Dividends and distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

53

Taxes

Each Fund intends to remain qualified and has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. Federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in “qualified publicly traded partnerships”. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, neither Fund will be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its later-year ordinary losses (defined as the excess of post-October foreign currency passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed or taxed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

54

Dividends paid by each Fund from its ordinary income and distributions of each Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts (“REITs”), and will be reported as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders that a Fund reports as capital gains dividends will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate is 15% for individuals with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is capital gain . The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, a Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Special rules currently apply to regular dividends paid to individuals. A dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by a Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds its shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Fund distributions from amounts other than current or accumulated earnings and profits will be treated as returns of capital for federal income tax purposes and will reduce your basis in your shares, with any distributed amount that exceeds your remaining basis

55

constituting capital gain to you.  Fund distributions in excess of a Fund’s minimum distribution requirements but not in excess of the Fund’s remaining earnings and profits will not be returns of capital but will be taxable dividends to shareholders.  A Fund’s capital loss carryovers, if any, from the pre-2011 taxable years will not reduce current earnings and profits even if the Fund’s current year distribution requirement is offset by such carryovers.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 15% for individual shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is capital gain, if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days or, if earlier, January 31st of the following calendar year, after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund’s assets to be invested in various countries is not known.

A Portfolio’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Portfolio, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased on or after January 1, 2012.

Each Fund may invest in stocks of foreign companies that are classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if

56

any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

Each Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities (to the extent attributable to currency fluctuations) or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by the Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by the Fund generally has the same character as the property to which the option relates as in the hands of the Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A portion of the Fund’s transactions in futures contracts may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

57

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Certain Funds may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Each Fund may be required to backup withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, and except as otherwise noted, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax exempt interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2014, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the

58

Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including, among other things, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into an agreement with the IRS that states that it will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

For non-U.S. shareholders of a Fund, distributions by a Fund that are attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will be subject to 35% withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distributions are attributable to distributions from a REIT to the Fund. Disposition of Fund shares by non-U.S. shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund’s assets are invested in REITs and other U.S. real property holding corporations and the non-U.S. shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition. These rules, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

In the event that a Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in a Fund. Qualification as a RIC under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of a Fund may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850 ext. 6074. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Individual 401(k)

The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) plan is a type of 401(k) plan relevant to owner-only businesses. The Individual 401(k) plan generally allows for an employer contribution of 25% of compensation and an employee salary deferral up

59

to the limit defined in Code Section 402(g). In addition, because of its smaller size, the Individual 401(k) plan is also less complex and less costly than the typical multiple-employee 401(k) plan.

Tax-Sheltered Custodial Accounts

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts (“IRAs”)

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”)

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”)

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA

Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code in 2012, unmarried individuals with adjusted gross income of up to $112,000, and married couples who file a joint return and have joint adjusted gross income of up to $178,000, may contribute the maximum amount allowed to a Roth IRA. The maximum allowed contribution phases out above such amounts. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Educational Savings Accounts

Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000 for taxable years before 2013. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Five series of shares of the Trust have been authorized pursuant to the Declaration of Trust, two of which are currently offered to shareholders through this SAI: Focused Growth Fund and Focused Large-Cap Fund. Each Fund has three classes designated as Class A, Class C and Class W shares. In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to

60

investors additional investment funds within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each class of shares of the Trust represents the interests of the shareholders of that series in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees. There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable. Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a series’ policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of a given Fund are identical in all respects, except that: (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, an ongoing account maintenance and service fee, (iii) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class W shares have a $50,000 minimum investment requirement, (v) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, and (vi) each class of shares will be exchangeable only into the same class of shares of any of the other SunAmerica mutual funds, not including SASFR (where exchanges are only permitted for Class A shares). All shares of each Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of the Funds, based on the value of each Fund’s net assets and number of shares outstanding on October 31, 2012.

Focused Alpha Growth Fund

	Class A	Class C†	Class W
Net Assets	$249,508,225	$33,083,929	$5,083,798
Number of Shares Outstanding	11,596,314	1,544,242	235,880
Net Asset Value Per Share (net assets divided by number of shares)	$21.52	$21.42	$21.55
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$1.31	—	—
Offering Price	$22.83	$21.42	$21.55

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                 Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

61

Focused Alpha Large-Cap Fund

	Class A	Class C†	Class W
Net Assets	$225,787,405	$32,357,731	$352,661
Number of Shares Outstanding	11,730,843	1,687,875	18,285
Net Asset Value Per Share (net assets divided by number of shares)	$19.25	$19.17	$19.29
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$1.17	—	—
Offering Price	$20.42	$19.17	19.29

*                 Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

†                 Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of each Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Funds to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for each Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds. Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1201 Louisiana Street, Houston, TX 77002, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.

Legal Counsel

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this SAI by reference to its October 31, 2012 Annual Report to Shareholders. The audited financial statements and related reports of PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Predecessor Funds are incorporated into this SAI by reference to the Funds’ December 31, 2011 Annual Report to Shareholders. Copies of the foregoing reports may be obtained without charge by calling or writing to: SunAmerica Fund Services, Inc. at 800-858-8850, or by visiting our website at www.safunds.com.

62

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”)

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

63

Description of Standard & Poor’s,

a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”),

Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I.                        Likelihood of payment—capacity and willingness of the obligor to meet s financial commitment on an obligation in accordance with the terms of the obligation;

II.                   Nature of and provisions of the obligation;

III.              Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Standard & Poor’s Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

64

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.

C

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The

65

obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

66

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS.

(a)(i) Amended and Restated Certificate of Trust — Incorporated herein by reference to Post Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 26, 2010.

(ii) Amended and Restated Declaration of Trust — Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2008.

(iii) Amended and Restated Schedule A to the Declaration of Trust — Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 23, 2008.

(iv) Amendment to Amended and Restated Declaration of Trust — Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on December 24, 2009.

(v) Amendment to Amended and Restated Declaration of Trust — Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 26, 2010.

(vi) Amended and Restated Schedule A to the Declaration of Trust — Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on March 15, 2011.

(vii) Amended and Restated Schedule A to the Declaration of Trust — Incorporated herein by reference by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 333-11162) filed on August 11, 2011.

(b)(i) By-Laws — Incorporated herein by reference to Registrant’s initial Form N-1A Registration Statement (File No. 333-111662) filed on December 31, 2003.

(ii) Amendment No. 1 to the By-Laws — Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii) Amendment No. 2 to the By-Laws — Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on December 24, 2009.

(c) Instruments Defining Rights of Shareholders — Incorporated herein by reference to Exhibits (a) and (b) above.

(d)(i) Form of Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SunAmerica”) (2010, 2015 and 2020 High Watermark Funds) — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(ii) Form of Subadvisory Agreement between Registrant, SunAmerica and Trajectory Asset Management LLC (“Trajectory”) (2010, 2015 and 2020 High Watermark Funds) — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii) Amendment to Subadvisory Agreement between Registrant, SunAmerica and Trajectory (2010, 2015 and 2020 High Watermark Funds) — Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2007.

(iv) Amendment to Subadvisory Agreement between Registrant, SunAmerica and Trajectory (2010, 2015 and 2020 High Watermark Funds) — Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2008.

(v) Investment Advisory and Management Agreement between Registrant and SunAmerica (SunAmerica Alternative Strategies Fund) — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vi) Subadvisory Agreement between SunAmerica and Pelagos Capital Management, LLC (“Pelagos Capital®”) (SunAmerica Alternative Strategies Fund) — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vii) Investment Advisory and Management Agreement between Registrant and SunAmerica (SunAmerica Global Trends Fund) — Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on May 26, 2011.

(viii) Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP (“Wellington Management”) (SunAmerica Global Trends Fund) — Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on May 26, 2011.

(ix) Form of Investment Advisory and Management Agreement between Registrant and SunAmerica (SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(x) Form of Subadvisory Agreement between SunAmerica and BAMCO, Inc. (“BAMCO”) (SunAmerica Focused Alpha Growth Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(xi) Form of Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC (“BlackRock”) (SunAmerica Focused Alpha Large-Cap Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(xii) Form of Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC (“Marsico”) (SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

2

(e)(i) Form of Distribution Agreement between Registrant and SunAmerica Capital Services, Inc. (“SACS”) — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(ii) Form of Selling Agreement — Incorporated herein by reference to Exhibit No. (e)(ii) of Post-Effective Amendment No. 53 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File 33-8021) filed on November 22, 2011.

(f)(i) Directors’/Trustees’ Retirement Plan, as amended — Incorporated herein by reference to Post Effective Amendment No. 45 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021) filed on January 26, 2007.

(i)(a) Amendment to SunAmerica Disinterested Directors’/Trustees’ Retirement Plan — Incorporated herein by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 33-8021) of SunAmerica Equity Funds filed on January 27, 2009.

(g) Master Custodian Contract — Incorporated herein by reference to Post Effective Amendment No. 42 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021) filed on January 24, 2006.

(h)(i) Form of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(i)(a) Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company — Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (File No. (333-111662) filed on February 28, 2007.

(ii) Form of Service Agreement between Registrant and SunAmerica Fund Services, Inc. — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii) Form of Put Agreement among Registrant and Prudential Global Funding (“PGF”) — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(iii)(a) Form of amendments to Lookback Option Agreements between Registrant and PGF — Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 33-111662) filed on February 27, 2009.

(iv) Form of Indemnification Agreement by and between SACS, PGF and Prudential Financial, Inc. (“Prudential Financial”) — Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 22, 2004.

(v) Administrative and Shareholder Services Agreement between Registrant and SACS (2015 and 2020 High Watermark Funds Class I shares) — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

3

(vi)(a) Administrative and Shareholder Services Agreement between Registrant and SACS (Alternative Strategies Fund Class W shares) — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vi)(b) Administrative and Shareholder Services Agreement between Registrant and SACS (SunAmerica Global Trends Fund Class W shares) — Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on May 26, 2011.

(vi)(c) Administrative and Shareholder Services Agreement between Registrant and SACS (SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund Class W Shares) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(vii)(a) Expense Limitation Agreement by and among Registrant, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Series, Inc., SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc. and SunAmerica — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(vii)(b) Exhibit A to Expense Limitation Agreement, as amended — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(vii)(c) Form of Fee Waiver Agreement between Registrant and SunAmerica — Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 33-111662) filed on February 27, 2009.

(vii)(d) Form of Fee Waiver Agreement between Registrant and SunAmerica (SunAmerica Global Trends Fund) — Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on May 26, 2011.

(vii)(e) Form of Fee Waiver Agreement between SunAmerica and Pelagos Capital® — Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 33-111662) filed on February 27, 2009.

(vii)(f) Form of Fee Waiver Agreement between SunAmerica and Wellington Management — Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on May 26, 2011.

(viii) Appointment of Agent for Service of Process — Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A (File No. 33-111662) filed on February 27, 2009.

(ix) Form of Indemnification Agreement between Registrant and each of the Independent Trustees — Incorporated herein by reference to Post-Effective Amendment No. 43 Registration Statement on N-1A (File No. 33-6502) of SunAmerica Income Funds filed on July 29, 2009.

(i)(i) Opinion of Counsel to Registrant — Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2008.

(ii) Opinion of Counsel to Registrant (Alternative Strategies Fund) — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

(iii) Opinion of Counsel to Registrant (Global Trends Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(iv) Opinion of Counsel to Registrant (SunAmerica Focused Alpha Growth Fund and SunAmerica Focused Alpha Large-Cap Fund) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

4

(j)(i) Consents of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant — Filed herewith.

(ii)  Consent of Willkie Farr & Gallagher LLP — Filed herewith.

(k) Not applicable.

(l) Not applicable.

(m)(i) Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(ii) Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(n)(i) Amended and Restated Rule 18f-3 Plan — Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on June 23, 2008.

(o) Reserved.

(p)(i) Code of Ethics of SunAmerica, SACS and Registrant — Incorporated herein by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-111283) of SunAmerica Series, Inc. filed on December 23, 2010.

(ii) Code of Ethics for Trajectory - effective February 1, 2005 — Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on February 28, 2007.

(iii) Code of Ethics for Pelagos Capital® — Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A (File No. 333-111662) filed on September 19, 2008.

5

(iv) Code of Ethics for Wellington Management — Incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-1A of SunAmerica Senior Floating Rate Fund, Inc. (File No. 333-32798) filed on April 29, 2011.

(v) Code of Ethics for BAMCO — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(vi) Code of Ethics for BlackRock — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(vii) Code of Ethics for Marsico — Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A (file No. 333-111662) filed on October 25, 2011.

(q)(i) Power of Attorney — Incorporated herein by reference to Post-Effective Amendment No. 60 to Registration Statement on Form N-1A of SunAmerica Equity Funds, Inc. (File No. 33-8021) filed on January 28, 2013.

6

ITEM 29.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The following management investment companies may be considered to be under common control with the Registrant:

Anchor Series Trust

SunAmerica Equity Funds

SunAmerica Series, Inc.

SunAmerica Income Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

Seasons Series Trust

SunAmerica Series Trust

In addition, the SunAmerica Alternative Strategies Cayman Fund Ltd. and the SunAmerica Global Trends Cayman Fund Ltd. are wholly owned subsidiaries of the SunAmerica Alternative Strategies Fund and the SunAmerica Global Trends Fund, respectively. The SunAmerica Alternative Strategies Cayman Fund Ltd. and the SunAmerica Global Trends Cayman Fund Ltd. are included in the consolidated financial statements of the SunAmerica Alternative Strategies Fund and the SunAmerica Global Trends Fund, respectively.

ITEM 30.INDEMNIFICATION.

Article VII, Section 3 of the Registrant’s Declaration of Trust provides as follows:

Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) for purposes of this Section 3 and Section 5 of this Article VII below, “agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b) No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(c) The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Trust, shall be severable, shall not be exclusive

7

of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the defense of any proceeding of the character described in paragraph (a) above shall be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that, to the extent required under the 1940 Act, but only to such extent, either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

(e) Any repeal or modification of this Article VII or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article VII shall be prospective only to the extent that such repeal, modification or adoption would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f) Notwithstanding any other provision of this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 3 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) above shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VII; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes thereof) in such manner as the Trustees in their sole discretion deem fair and equitable.

ITEM 31.BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The descriptions of SunAmerica, the Registrant’s investment adviser, under the heading “Fund Management” in the Prospectus and “Management of the Fund” in the Statement of Additional Information, constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.

Trajectory, Pelagos Capital®, Wellington Management, BAMCO, BlackRock and Marsico, the subadvisers of certain of the series of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers of the following advisers, and other required information:

File No.
Trajectory Asset Management LLC	801-62662
Pelagos Capital Management, LLC	801-69056
Wellington Management Company, LLP	801-15908
BAMCO, Inc.	801-29080
BlackRock Investment Management, LLC	801-56972
Marsico Capital Management, LLC	801-54914

8

The following chart provides the names of each director, officer or partner of SunAmerica and describes any other business, profession, vocation or employment of a substantial nature that each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser
Peter A. Harbeck	SunAmerica	Director, President and Chief Executive Officer	Director, SunAmerica Capital Services, Inc. Director, SunAmerica Fund Services, Inc. Chairman, Advisor Group, Inc.

Jay S. Wintrob	SunAmerica	Director

Executive Vice President,

American International Group, Inc.*

Director, President & Chief Executive Officer, SAFG Retirement Services, Inc.*

Director & Chief Executive Officer, SunAmerica Life Insurance Company; Director & Chief Executive Officer, SunAmerica Annuity and Life Assurance Company; Director, President and Chief Executive Officer, The United States Life Insurance Company in the City of New York;

Director, Advisor Group, Inc.*

Christine A. Nixon	SunAmerica	Director, Secretary

Senior Vice President, General Counsel & Secretary, SAFG Retirement Services, Inc.*

Director and Secretary, Advisor Group, Inc.*

Senior Vice President & Secretary,

SunAmerica Annuity and Life Assurance Company*

Senior Vice President, General Counsel & Secretary, The United States Life Insurance Company in the City of New York

James Nichols	SunAmerica	Senior Vice President	Director, President, Chief Executive Officer, SunAmerica Capital Services, Inc.

John T. Genoy	SunAmerica	Senior Vice President, Chief	Vice President, SunAmerica Capital Services, Inc. Vice President, Chief Financial Officer

9

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser
		Financial Officer, Chief Operating Officer	& Controller, SunAmerica Fund Services, Inc.

Timothy P. Pettee	SunAmerica	Senior Vice President, Chief Investment Officer	None

Katherine Stoner	SunAmerica	Vice President, Chief Compliance Officer

Vice President, Deputy General Counsel and Secretary, The Variable Annuity Life Insurance Company (“VALIC”)* and Western National Life Insurance Company*

Vice President, VALIC Financial Advisors, Inc.* and VALIC Retirement Services Company*

Michael Cheah	SunAmerica	Senior Vice President	None

Donna M. Handel	SunAmerica	Senior Vice President	None

10

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser
Steven Neimeth	SunAmerica	Senior Vice President	None

Gregory N. Bressler	SunAmerica	Senior Vice President, General Counsel and Assistant Secretary	None

Janet Walsh	SunAmerica	Senior Vice President	None

David E. Ballard	SunAmerica	Senior Vice President, Group Chief Technology Officer, Division Chief Information Officer	None

Daniel Lew	SunAmerica	Senior Vice President	None

Stephen Maginn	SunAmerica	Senior Vice President	Director, SunAmerica Capital Services, Inc.

Kara Murphy	SunAmerica	Senior Vice President	None

John Packs	SunAmerica	Senior Vice President	None

Brendan Voege	SunAmerica	Senior Vice President	None

James Joyce	SunAmerica	Vice President	None

Chris Kagaoan	SunAmerica	Vice President	None

Julie Cowart	SunAmerica	Vice President	None

Jay Merchant	SunAmerica	Vice President	None

Kei Yamamoto	SunAmerica	Vice President	None

Jayme Lisieski	SunAmerica	Vice President	None

William Barrett III	SunAmerica	Vice President	None

Michael Beaulieu	SunAmerica	Vice President	None

Sarah Kallok	SunAmerica	Assistant Vice President	None

John Smith, Jr.	SunAmerica	Assistant Vice President	None

Frank Curran	SunAmerica	Vice President, Controller	Vice President, Controller, Financial Operation Principal, Chief Financial Officer and Treasurer, SunAmerica Capital Services, Inc.

William T. Devanney, Jr.	SunAmerica	Vice President

Vice President, Tax, SAFG Retirement Services, Inc.

Vice President, SunAmerica Annuity and Life Assurance Company

Vice President, SunAmerica Life Insurance Company

Senior Vice President, SunAmerica Retirement Markets Division — The United States Life Insurance Company in the City of New York

Kathleen Fuentes	SunAmerica	Vice President	None

John McLean	SunAmerica	Vice President	None

Thomas Bennett	SunAmerica	Vice President	President, SunAmerica Fund Services, Inc.

11

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser
Nori L. Gabert	SunAmerica	Vice President	None

Gregory Kingston	SunAmerica	Vice President	None

George Mitrica	SunAmerica	Vice President	None

Iris Mojica	SunAmerica	Vice President	None

James Monaghan	SunAmerica	Vice President	None

Andrew Sheridan	SunAmerica	Vice President	None

Andrew Doulos	SunAmerica	Vice President	None

John Halpin	SunAmerica	Vice President	None

Chad Palumbo	SunAmerica	Vice President	None

Douglas A. Loeffler	SunAmerica	Vice President	None

Sarah Kallok	SunAmerica	Assistant Vice President	None

John Smith, Jr.	SunAmerica	Assistant Vice President	None

Keith Roach	SunAmerica	Assistant Vice President	None

Miriam Gonzalez	SunAmerica	Assistant Vice President	None

Shawn Parry	SunAmerica	Assistant Vice President	None

Diedre Shepherd	SunAmerica	Assistant Vice President	None

Christopher Okeke	SunAmerica	Assistant Vice President	None

12

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser
John Smith	SunAmerica	Assistant Vice President	None

Virginia N. Puzon	SunAmerica	Assistant Secretary

Director – Corporate Legal Affairs and Assistant Secretary, SAFG Retirement Services, Inc.

Assistant Secretary, Advisor Group, Inc., SunAmerica Annuity and Life Assurance Company, First SunAmerica Life Insurance Company, SunAmerica Life Insurance Company

Matthew J. Hackethal	SunAmerica	Chief Compliance Officer	None

*                 Principal Business Addresses:

American International Group, Inc., 70 Pine Street, New York, NY 10270

SAFG Retirement Services, Inc., 1 SunAmerica Center, Los Angeles, CA 90067

Advisor Group, Inc., One World Financial Center, New York, NY 10281,

2300 Windy Ridge Parkway, Suite 1100, Atlanta, GA 30339,

2800 N. Central Ave. Ste. 2100, Phoenix, AZ 85004-1072

SunAmerica Annuity and Life Assurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, NY 10281

SunAmerica Life Insurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Manager, Adviser, Personal Securities Trading, Distributor and Servicing Agent” and “Trustees and Officers” in the Statement of Additional Information constituting Part B of the Registration Statement.

13

ITEM 32.PRINCIPAL UNDERWRITERS.

(a) The principal underwriter of the Registrant also acts as principal underwriter for:

SunAmerica Income Funds

SunAmerica Equity Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Series, Inc.

SunAmerica Series Trust

SunAmerica Senior Floating Rate Fund, Inc.

(b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant’s shares:

Name and Principal Business Address	Position with Underwriter	Position with Registrant
Peter A. Harbeck Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director	Trustee

James Nichols Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director, President and Chief Executive Officer	Vice President

Rebecca Snider Harborside Financial Center’ 3200 Plaza 5 Jersey City, NJ 07311	Chief Compliance Officer	None

Stephen Maginn 21650 Oxnard St Woodland Hills, CA 91367	Director and Chief Distribution Officer	None

Frank P. Curran Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Vice President, Controller, Financial Operations Principal, Chief Financial Officer and Treasurer	None

Mallary L. Reznik	Vice President	None

John T. Genoy	Vice President	President

Chris A. Nixon	Secretary	None

Virginia N. Puzon	Assistant Secretary	None

14

(c) Not applicable.

ITEM 33.LOCATION OF ACCOUNTS AND RECORDS.

SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 or an affiliate thereof, will maintain physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572. SunAmerica also maintains records at 2929 Allen Parkway, Houston, Texas 77019, Trajectory Asset Management LLC, 780 Third Avenue, 32nd Floor, New York, NY 10017, Pelagos Capital Management, LLC, One International Place, 14th Floor, Boston, MA 02110, Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210, BAMCO, 767 5th Avenue, 49th Floor, New York, NY 10153, Marsico, 1200 17th Street, Suite 1600, Denver, CO 80202, and BlackRock, 800 Scudders Mill Road, Plainsboro, NJ 08536.

ITEM 34.MANAGEMENT SERVICES.

Not applicable.

ITEM 35.UNDERTAKINGS.

The following undertakings relate solely to the Funds as an individual series of the Trust. Any filing, notice or other action required by the following undertakings shall be limited in all respects to the Funds and any action taken by the Trust, on behalf of the Funds, shall be limited to the Funds and shall not require any action to be taken by any other series of the Trust. Capitalized terms used in these undertakings and not otherwise defined, have the respective meanings assigned to them in the Prospectus, which is a part of this Registration Statement.

1. During the Investment Period, the Registrant hereby undertakes to promptly supplement the Prospectus and mail notices to current shareholders after the happening of significant events related to the Put Agreement. These significant events include (i) the termination of the Put Agreement; (ii) the insolvency of Prudential Financial or PGF; (iii) a default under the Put Agreement which has a material adverse effect on the shareholders’ right to receive the Protected High Watermark Value; or (iv) a reduction in the credit rating of Prudential Financial’s long-term debt securities as issued by Standard & Poor’s Corporation (or its successors) or Moody’s Investors Service, Inc. (or its successors) to BBB-or lower or Baa3 or lower, respectively. Prudential Financial’s long-term senior debt is rated Baa2(Moody’s)/A (S&P) as of February 6, 2013.

2. If at any time during the Investment Period during which the Registrant is required to file amendments to its registration statement with respect to the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”), Prudential Financial (or such successors or substituted entities) ceases to file periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Registrant hereby undertakes to update its registration statement on an annual basis under the 1940 Act to include updated audited financial statements for Prudential Financial (or any successors or substituted entities thereto) covering the periods that would otherwise have been required by Form 10-K under the Exchange Act. Further, the Registrant undertakes under such circumstances to include as an exhibit to its registration statement as it relates to the Funds, the consent of the independent auditors of Prudential Financial (or such successors or substituted entities), as applicable, regarding such reports.

3. During the Investment Period, the Registrant hereby undertakes to include in the Registrant’s annual and semiannual report to shareholders with respect to the Funds an offer to supply the most recent annual and/or quarterly report of Prudential Financial and PGF or their successors to the Put Agreement, respectively, free of charge, upon a shareholder’s request.

15

4. The Registrant hereby undertakes to update its registration statement on an annual basis under the 1940 Act with respect to the Funds to incorporate by reference the annual report on Form 10-K or include the audited financial statements covering the periods that would otherwise have been required by Form 10-K for each of (i) PGF; (ii) Prudential Financial; (iii) PGF’s and Prudential Financial’s successors to the Put Agreement, as applicable; or (iv) any entity which is replaced or substituted for PGF or Prudential Financial under a new put agreement or financial warranty agreement or the existing Put Agreement. PGF has represented to Registrant that its audited financial statements to be included in Registrant’s registration statement, as it may be amended from time to time, have been and will be prepared in accordance with Regulation S-X and U.S. GAAP, as if PGF was required to file Form 10-K under the Exchange Act. Further, the Registrant undertakes under such circumstances to include as an exhibit to its registration statement as it relates to the Funds, the consent of the independent auditors of each of Prudential Financial and PGF (or such successors or substituted entities), as applicable, regarding such reports.

5. In the event the Registrant enters into a new put agreement or financial warranty agreement with an entity other than PGF or Prudential Financial (“Substitute Put Provider”), and such Substitute Put Provider files Forms 10-K under the Exchange Act then Registrant hereby undertakes to incorporate by reference in its Statement of Additional Information on an annual basis under the 1940 Act updated audited financial statements for the Substitute Put Provider included in such Forms 10-K under the Exchange Act. In the event that at any time during the Investment Period during which the Registrant is required to file amendments to its Registration Statement under the 1940 Act the Substitute Put Provider ceases to file a Form 10-K pursuant to the Exchange Act or if any other Substitute Put Provider is not required to file a Form 10-K pursuant to the Exchange Act, the Registrant undertakes to update its Registration Statement on an annual basis under the 1940 Act to include updated audited financial statements for the then-current Substitute Put Provider (or any successors or substituted entities thereto) and will obtain a representation from said Substitute Put Provider (or any successors or substituted entities thereto) that its audited financial statements provided to Registrant for inclusion in Registrant’s Registration Statement, as it may be amended from time to time, have been and will be prepared in accordance with Regulation S-X and U.S. GAAP covering the periods that would be required if the Substitute Put Provider was required to file Form 10-K under the Exchange Act. Any Substitute Put Provider’s audited financial statements will also be incorporated by reference in Registrant’s Statement of Additional Information. Further, the Registrant undertakes under any circumstances described in this paragraph to include as an exhibit to its Registration Statement as it relates to the Registrant, the consent of the independent auditors of the Substitute Put Provider (or such successors or substituted entities), as applicable, regarding such financial statements.

6. The Registrant hereby undertakes to update its registration statement to include as an exhibit the executed Put Agreement (excluding those provisions that may be omitted pursuant to an order granting confidential treatment of information pursuant to Rule 406 under the Securities Act of 1933) after it has been issued by PGF.

16

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and the State of New Jersey, on the 28th day of February 2013 .

SUNAMERICA SPECIALTY SERIES (Registrant)

By :	/s/ John Genoy
John Genoy
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:

	Signatures	Titles	Date

	*	Trustee	February 28, 2013
Peter A. Harbeck

	/s/ Donna M. Handel	Treasurer (Principal Financial	February 28, 2013
	Donna M. Handel	and Accounting Officer)

	*	Trustee	February 28, 2013
Richard W. Grant

	*	Trustee	February 28, 2013
Stephen J. Gutman

	*	Trustee	February 28, 2013
William F. Devin

	*	Trustee	February 28, 2013
Dr. Judith L. Craven

	*	Trustee	February 28, 2013
William J. Shea

	/s/ John Genoy	President (Principal Executive Officer)	February 28, 2013
John Genoy

*By:	/s/ John E. McLean		February 28, 2013
John E. McLean Attorney-in-Fact

*            Pursuant to a power of attorney previously filed.

Exhibit Index

Ex. Number	Description
(j)(i)	Consents of PricewaterhouseCoopers LLP
(j)(ii)	Consent of Willkie Farr & Gallagher LLP